UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                               The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2015

PAYDEN
MUTUAL FUNDS
ANNUAL REPORT
OCTOBER 31, 2015

Contents

•	President’s Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

78	Statements of Assets & Liabilities

82	Statements of Operations

86	Statements of Changes in Net Assets

92	Notes to Financial Statements

118	Financial Highlights

136	Report of Independent Registered Public Accounting Firm

137	Fund Expenses

139	Approval of Investment Advisory Agreement

146	Trustees & Officers

Annual Report

President’s Letter

Dear Shareholders,

As investment managers, we evaluate future trends in the economy and translate them into investment decisions for your fund. Over the past several years, low interest rates and concerns about when interest rates might rise dominated discussions. Well, we no longer have to wonder when rates will rise as the Federal Reserve Board raised its overnight interest rate in December. However, deeper questions remain: how fast will rates rise, how far will they go and what will be the impact of rising rates on the global economy?

First, we think the Federal Reserve Board will move slowly and gradually. Remember, the much-anticipated rate hike was just  1⁄4 of 1%. The US economy is not in perfect condition and inflation is still low, so there is no urgency for the Fed to move quickly. The broad consensus believes short-term interest rates will end 2016 at around 1%. Meanwhile, other global economies face a range of economic and political challenges and global central banks seem to be in no rush to raise interest rates. As a result, we think low interest rates will still be a dominant global theme in 2016.

Second, we think there are reasons for optimism for our longer-term prospects. For example, the United States is a leader in innovation and things are changing quickly with breakthroughs like driverless cars, delivery drones, 3D printers and 4D movies. Ultimately, innovation will provide the seeds of future economic growth and employment, though the journey may be difficult one for workers who will need to retool their skillsets for the 21st century economy.

The most important message we can give our shareholders is that we are thinking about all these factors impacting financial markets. Since the global economy is now interconnected, financial markets have also converged. Investors used to look only to bonds as their income source. Today, investors look to a variety of tools, including stocks, currencies and bonds, to find income opportunities. We expect this trend to continue in the years ahead.

We thank you for continuing to place your trust in us. Most important, we wish health and happiness for you and your families in the New Year,

Joan A. Payden
President & CEO

Management Discussion & Analysis

Short Duration Strategies

During the fiscal year ended October 31, 2015, Central Bank activity continued to be the dominant market influence amidst slowing global growth and weakness within commodities. The Federal Reserve Board kept interest rates unchanged despite the U.S. unemployment rate dropping to 5%. The Bank of China cut interest rates six times as economic growth continued its decline, while the European Central Bank embarked on a €60 billion asset purchase program, which included purchases of government bonds, covered bonds and asset-backed securities. Low inflation remained persistently low in developed economies, such as the Eurozone and Japan, as oil prices went from $80/barrel to less than $45/barrel during the period.

Both the U.S. Treasury one-year and two-year maturity yields rose 23 basis points, ending the fiscal year at 0.32% and 0.72%, respectively. The U.S. Treasury curve flattened with the increasing likelihood of the first rate hike since June 2006. The interest rate differential between the two-year and five-year maturity U.S. Treasury securities fell 32 basis points.

Investors demanded greater yield/risk premiums from corporate bond issuers. Yield premiums rose along with general market volatility due to the slowing economic environment. Issuer spreads within the sector widened materially on commodity pressure.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2015, the Fund returned 0.01%, matching the return of 0.01% for the Lipper Government Money Market Average. Money market rates remained low as the Federal Reserve Board kept its low interest rate policy unchanged.

The Payden Limited Maturity Fund (PYLMX) returned 0.20% for the fiscal year ended October 31, 2015, compared to a return of 0.02% for its benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. The long relative duration positioning, in addition to the yield premium on both U.S. corporate bonds and securitized products, were the largest contributors to outperformance.

The Payden Low Duration Fund (PYSBX) returned 0.50% for the fiscal year ended October 31, 2015, compared to a return of 0.78% for its benchmark, the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index. Despite strong performance from corporate bonds, the Fund’s defensive curve positioning was the largest contributor to underperformance as the Federal Reserve Board continued to keep its zero interest rate policy unchanged.

The Payden Global Low Duration Fund (PYGSX) returned 0.32% for fiscal year ended October 31, 2015, compared to a return of 0.88% for its benchmark, the Bank of America Merrill Lynch 1-3 Year U.S. Corporate & Government Index. Despite strong performance from corporate bonds, the Fund’s defensive curve positioning was the largest contributor to underperformance as the Federal Reserve Board continued to keep its zero interest rate policy unchanged.

The Payden U.S. Government Fund Investor Class (PYUSX ) returned 1.01% for the fiscal year ended October 31, 2015, compared to a return of 1.41% for its benchmark, the Bank of America Merrill Lynch 1-5 Year U.S. Treasury Index. The Fund’s Advisor Class (PYUWX) returned 0.76% for the fiscal year. The Fund underperformed its benchmark primarily due to a conservative structure over the latter half of the fiscal year with the belief that interest rates would rise over the period when in fact rates fell. In addition, the Fund is significantly overweight short average life agency mortgage-backed securities that underperformed similar average life U.S. Treasury securities. As the Federal Reserve Board moves off its zero rate interest policy, the likelihood of increased rate volatility is relatively high. We expect a gradual increase in rates rather than any sharp move to higher rates. The Fund expects to maintain a shorter average life relative to its benchmark, while looking to scale into the market at higher yield levels. The Fund uses U.S. Treasury futures and eurodollar futures to hedge certain risks from mortgage securities that are not prevalent in its all U.S. Treasury benchmark.

Intermediate Duration Bond Strategies

The Payden GNMA Fund Investor Class (PYGNX) returned 2.06% for the fiscal year ended October 31, 2015, compared to a return of 1.87% for its benchmark, the Bank of America Merrill Lynch GNMA Master Index. The Fund’s Adviser Class (PYGWX) returned 1.80% for the year. U.S. interest rates were range-bound for the past year as the Federal Reserve Board maintained its zero rate interest policy. Ginnie Mae securities benefit from a range-bound period as prepayment risk remains low, providing higher yield to investors. The Fund was able to outperform the index by its exposure to specified mortgage pools that had a slower prepayment experience than the benchmark. Over the coming year, our expectation is for a gradually rising rate environment as the Federal Reserve Board raises rates for the first time since June of 2006. We do not foresee a sharp increase in longer term rates as the Federal

Annual Report    1

Management Discussion & Analysis continued

Reserve Board moves off its zero rate policy. The Fund will be positioned to maximize yield by overweighting higher coupon mortgages and will continue to tactically use U.S. Treasury futures and eurodollars to hedge exposures to shifts in the yield curve that have the potential to negatively impact price performance.

The Payden Core Bond Fund Investor Class (PYCBX) returned 1.73% for the fiscal year ended October 31, 2015, compared to a return of 1.96% for its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 1.49% for the same period.

Over the fiscal year, interest rate movements along the U.S. Treasury yield curve were mixed. Ten-year U.S. Treasury bonds moved 0.19% lower, compared to two-year bonds which ended the period 0.23% higher. In the investment grade corporate, high yield, and emerging market asset classes, wider spread premiums detracted from returns. The Fund’s relative underperformance was driven by an overweight allocation to these non-U.S. Treasury asset classes. In addition, the Fund’s active currency strategy took advantage of the strengthening U.S. dollar and contributed to a positive return for the period.

Strong credit fundamentals and compelling valuations continue to support our overweight allocation to credit sectors. With the Federal Reserve Board likely to continue increasing the Federal Funds Rate within the next few months, the Fund is underweight duration and increasing yield to help offset the potential of a rising rate environment.

The Payden Strategic Income Investor Class (PYSGX) returned 2.08% for the fiscal year ended October 31, 2015, compared to a return of 1.96% for its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s Adviser Class (PYSWX) returned 1.83% and its SI Class (PYSIX) returned 2.32% for the same period.

The Payden Corporate Bond Fund (PYACX) generated a return of 2.26% for the fiscal year ended October 31, 2015, compared to a return of 1.05% for its benchmark, the Barclay’s Capital U.S. Corporate Investment Grade Index. The Fund used futures and U.S. Treasury securities as a means of hedging duration to be flat to the benchmark. In early 2015, the Fund held credit protection with the High Yield Credit Default Swap Index. Currency swaps were also used to reflect market views, and at various times the Fund took positions in the euro, Japanese yen, Australian dollar, and Canadian dollar. Over the fiscal year, corporate bonds struggled to provide returns as spreads widened 41 basis points across the corporate market. The largest boost to performance was from strong security selection. In addition, the Fund benefited from its high yield securities.

The Payden Absolute Return Bond Fund, Investor Class (PYSGX) was launched November 6, 2014 and returned 0.97% for the period ended October 31, 2015, compared to a return of 0.18% for its cash alternative target, 1-month LIBOR. The Fund’s Adviser Class (PYAWX) returned 0.86% and its SI Class (PYAIX) returned 1.20% for the same period. Fund allocations to private-labeled mortgage-backed securities had the largest positive contributions to return during the period. With weakness in commodity prices weighing heavily on high yield markets and some emerging market countries, both asset classes were detractors from performance. Despite elevated volatility in bond markets and diverging growth outlooks between developed and emerging economies, the Fund has managed to outperform its benchmark return over the period. We continue to find attractively valued investments and opportunities abound with corporations issuing a record amount of debt in 2015.

Loan Strategy

The floating rate, high yield loan market generated one of the better total returns in the fixed income market for the fiscal year ended October 31, 2015. Similar to 2014, the loan market has benefitted from the almost $100 billion in new collateralized loan obligations (CLOs) that have been created in 2015 to-date. This new capital has created demand for new loans.

For the year ended October 31, 2015, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 2.64%, while, the Fund’s Adviser Class (PYFAX) returned 2.48% and its SI Class (PYFIX) returned 2.74%. The Fund’s benchmark, the Credit Suisse BB Loan Index, returned 3.12% for the same period. The Fund benefitted from its relative lack of energy and commodity exposure and generally higher-quality orientation. However, the Fund’s relative performance was negatively impacted by loan holdings rated single B, which under-performed the higher-quality BB rated loans of the index.

2   Payden Mutual Funds

High Yield Bond Strategy

The high yield bond market had a more challenging period during the fiscal year ended October 31, 2015. Volatility in the energy and commodity sectors had a negative impact on the high yield bond market, as these two sectors comprise almost 20% of the broad high yield bond market.

The Payden High Income, Investor Class (PYHRX) returned -0.79%, while the Fund’s Adviser Class (PYHWX) returned -0.76% for the fiscal year ended October 31, 2015. The Fund’s benchmark, the Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index, returned -0.63% for the fiscal year.

A significant underweight to the energy sector and security selection therein added to relative performance during the fiscal year. Underweights and not owning positions in such large energy high yield issuers as Linn Energy and California Resource Corporation added materially to relative performance. Sub-optimal security selection in both the utility and commodities sectors detracted from relative performance. The utility sector was negatively impacted by lower natural gas prices in the U.S., which hurt power utilities in the U.S. as it limited their ability to raise electricity prices. Portfolio holdings such as the alternative energy producer TerraForm Global and the electric utility Genon Energy Inc. detracted from performance as the lower gas prices caused price dislocations in the U.S. electric power industry.

Tax Exempt Strategies

The municipal bond market performed strongly over the 12-months ended October 31, 2015. This performance was largely driven on the backdrop of a stable U.S. Treasury market and improving credit fundamentals as broad U.S. economic growth has enabled state and local governments to stabilize budgets. Demand for municipal debt has proven supportive to offset the impacts of increased new issue supply as municipal issuers continue to refund outstanding debt at lower rates. Municipal yield levels remained within a reasonable range of fair value relative to U.S. Treasury yields over the fiscal year.

For the fiscal year ended October 31, 2015, the Payden California Municipal Income Fund (PYCRX) returned 1.87%. The Fund’s benchmarks, the Barclays Capital California Intermediate Index and the Barclays Capital 7-Year Municipal Index, returned 2.77% and 2.72%, respectively, for the same period. The Fund’s underweight positioning to intermediate maturities was the primary contributor to the Fund’s underperformance as intermediate maturities were the top performers. This defensive positioning should help to offset the impact of an anticipated rising interest rate environment.

Global Bond Strategy

Global government bonds gave a mixed performance in the 12-months ended October 31, 2015. Bond markets, particularly in Europe, rallied strongly in early 2015, following the announcement of a substantial quantitative easing package by the European Central Bank. Bond yields bottomed in mid-April at historically low levels, with 2-year maturity bond yields in many European markets going negative for the first time in response to the imposition of negative short-term interest rates by the European Central Bank and a number of central banks elsewhere in Europe. However, during April to June 2015 bond yields rose once again, as deflationary pressures eased and real yields rose. During July to September 2015, bond yields declined once again, as the Chinese economy showed further signs of weakness, which put significant downward pressure on commodity prices and inflation rates around the world. This led to a widening in credit spreads, particularly in the high yield bond market. The growing divergence in prospective monetary policy between the U.S., where rates did rise, and Europe/China/Japan, where rates could go lower still, led to a strong rally in the U.S. dollar versus the major currencies and in particular the emerging market commodity-linked currencies.

For the year ended October 31, 2015, the Payden Global Fixed Income Fund (PYGFX) returned 2.27%, underperforming its benchmark, the Lehman Global Aggregate Index Hedged into USD, which returned 2.72%. The primary detractors from relative returns were the Fund’s out-of-index allocations to the emerging markets and high yield sectors, as significant weakness in the price of oil and other commodities led to credit spread widening and underperformance relative to government bonds. The Fund’s overweight allocation to investment grade corporate bonds had a further modest negative performance impact, given the slight widening in yield spreads in the sector. Allocations to the mortgage-backed and asset-backed sectors added value. Active currency management had a significant positive performance impact, however, given the Fund’s long U.S. dollar position versus a number of currencies.

Annual Report    3

Management Discussion & Analysis continued

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2015, emerging markets debt performance was generally weak, though dollar-pay bonds fared better than local currency bonds. The asset class was challenged by commodity price volatility, lack of clarity regarding the Federal Reserve Board’s monetary policy trajectory, and weaker economic performance in large emerging markets, including Brazil and China. Although spreads widened in both dollar-pay sovereign and corporate debt, total returns remained positive amid a supportive U.S. Treasury environment. In local currency debt, yields rose and currencies depreciated sharply against a strong U.S. dollar, leading to negative total returns.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned -2.65%, the Fund’s Adviser Class (PYEWX) returned -2.94%, and the Fund’s SI Class (PYEIX) returned -2.58% for the fiscal year ended October 31, 2015. The Fund’s benchmark, the JP Morgan Emerging Market Bond Index Global Diversified, returned 0.39% for the same period. The Fund strategically reduced commodity and off-index corporate positions throughout the period. In Latin America, the Fund prefers Mexico exposure on sustained reform prospects, and is overweight Dominican Republic, Panama and Honduras as stronger growth countries that benefit from lower oil prices. The Fund is underweight Brazil on economic and political headwinds, and cautious in oil-reliant Colombia and Ecuador. In Emerging Europe, the Fund is overweight Romania due to a positive fundamental outlook, and prefers Armenia and Georgia on compelling valuations. The Fund is underweight in Poland (on tight valuations), Russia and Turkey. In Asia, the Fund is overweight India (on reform momentum), as well as Indonesia and Sri Lanka. Malaysia and the Philippines are underweights on tight valuations. In the Middle East and Africa, the Fund has exposure to Ghana and Senegal based on attractive valuations, while Lebanon and South Africa are underweights. The Fund has a modest net short currency position and holds select corporates where the underlying sovereign view is positive.

The Fund’s off-benchmark allocation to corporates was a key detractor from performance. Among sovereigns, an underweight to Russia and exposure to Zambia made negative contributions. In quasi-sovereigns, exposure to state oil companies, particularly in Kazakhstan and Mexico, detracted from performance.

The Payden Emerging Markets Local Bond Fund, Investor Class (PYELX) returned -17.16%, and the Fund’s Adviser Class (PYEAX) returned -17.26% for the fiscal year ended October 31, 2015. The Fund’s benchmark the JP Morgan Global Bond Index Emerging Market Global Diversified returned -17.42% for the period. In Latin America, the Fund holds an overweight in Mexican rates based on relative curve steepness, an underweight to Brazilian rates and the real, as well as an underweight to the Colombian peso on weak current account dynamics. In Emerging Europe, the Fund is overweight rates in Poland given low regional inflation, while underweight Turkish rates and the lira. In Asia, the Fund is overweight Indian rates and the rupee, underweight Malaysian rates and the ringgit, underweight the Thai baht, and has a short position in the Chinese yuan. In South Africa, the Fund is neutral rates while underweight the currency. The Fund also holds a short euro position.

The Fund outperformed by selecting better performing local debt in India, Indonesia, Romania and Poland. A short position in the euro, Malaysian ringgit, Brazilian real and South African rand also benefitted relative returns.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned -1.55%, the Fund’s Adviser Class (PYCAX) returned -1.94%, and the Fund’s SI Class (PYCIX) returned -1.47% for the fiscal year ended October 31, 2015. The Fund’s benchmark, the JP Morgan Corporate Emerging Market Bond Index Broad Diversified, returned 0.93% for the same period. The Fund strategically reduced commodity positions throughout the period. In Latin America, the Fund holds overweight positions in Mexico, Chile and Jamaica, as well as the utilities and industrial sectors. Underweight positions include Brazil, Colombia and Peru, as well as the financial, energy and metals & mining sectors. In Europe, overweights include Poland, Azerbaijan and the telecom sector, while underweights are concentrated in Russia and Turkey. In Asia, an underweight is expressed through South Korea, Thailand and the Philippines (on tight valuations), as well as the financial and consumer sectors. Select Asia overweights include India, Indonesia, high-quality Chinese credits, and the telecom sector. The Fund is underweight the Middle East and Africa via Qatar and South Africa, against a select overweight in Morocco.

An overweight allocation to high yield corporates was negative for relative returns. Specific Fund positions in Brazilian industrials, high yield Chinese entities (in the real estate and consumer sectors) and Colombian oil and gas detracted from performance. Underweights in Russia and Ukraine were negative as credit markets recovered following weak performance in 2014.

4   Payden Mutual Funds

The Funds use currency forward contracts to manage risk and express fundamental views. The Funds use U.S. Treasury futures to manage interest rate risk in times of market volatility.

U.S. Equity Strategy

The U.S. equity markets posted positive returns for the fiscal year ended October 31, 2015 as continued growth in the economy and gains in the labor market, together with accommodative global central banks, offset declining corporate profits, volatile markets overseas, and the collapse in oil prices. For the first nine months of the fiscal year, the markets had slowly grinded higher with the S&P 500 index trading in the tightest 6-month range in the history of the index since 1928. Despite economic weakness in Europe and fears of a Greek exit, the stock market rallied through the early summer as the European Central Bank began its own stimulus program and corporate earnings came in better-than-expected. However, the summer brought a change in sentiment as China’s equity market began to suffer a dramatic selloff, leading to fears of a global economic slowdown due to subpar growth in China and emerging markets. Equity markets worldwide accelerated downward after the Chinese government surprised market participants by devaluing the yuan on August 11, 2015. Major stock indices fell into correction territory in late August. Contributing to the volatility, the Federal Reserve Board delayed hiking interest rates in September, citing weakness in overseas markets. But, the negative sentiment quickly turned around in October and the stock market bounced off of the lows. The fiscal year ended on a positive tone as macro concerns faded, with China stabilizing, central banks of Europe and Japan continuing to ease and earnings coming in better than expected.

The Payden Equity Income Fund, Investor Class (PYVLX) which is comprised of large-cap value stocks, returned 2.90% for the fiscal year ended October 31, 2015, while the Fund’s Adviser Class (PYVAX) returned 2.66% and the Fund’s SI Class (PYVSX) returned 3.04% for the fiscal year. The Fund’s benchmark, the Russell 1000 Value Index, returned 0.54% for the same time period. The Fund outperformed its benchmark due to its strong security selection, while the allocation to other security types detracted from relative performance. The allocation to real estate investment trusts and preferred stocks were positive contributors, but the allocation to master limited partnerships was a negative contributor as energy related stocks sold off with commodity prices. Within individual stock selection, the strongest areas of stock selection were in the consumer staples and industrials sectors, while the weakest area was in the health care sector. Strong performers in the Fund were food company Kraft Heinz and discount retailer Target.

Annual Report   5

Portfolio Highlights & Investments

Investment Abbreviations

AMBAC - American Municipal Bond Assurance Co.

ARM - Adjustable Rate Mortgage

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

FNW - Fannie Mae Whole Loan

G2 - Ginnie Mae II pool

GN - Ginnie Mae I pool

GNMA - Government National Mortgage Association (Ginnie Mae)

GNR - Ginnie Mae REMICS

NCUA - National Credit Union Administration

REMICS - Real Estate Mortgage Investment Conduits

6   Payden Mutual Funds

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value
U.S. Government Agency	57%
Repurchase Agreement	36%
U.S. Treasury	6%
Cash equivalent	1%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (57%)
5,000,000	FFCB, 0.17%, 9/27/16 (a)	$5,000
7,000,000	FFCB, 0.19%, 12/28/16 (a)	7,000
5,000,000	FFCB, 0.20%, 7/15/16 (a)	5,000
5,000,000	FHLB, 0.18%, 10/17/16 (a)	5,000
4,000,000	FHLB Disc Note, 0.01%, 11/04/15 (b)	4,000
5,000,000	FHLB Disc Note, 0.05%, 12/02/15 (b)	5,000
20,000,000	FHLB Disc Note, 0.06%, 12/03/15 (b)	19,999
3,100,000	FHLB Disc Note, 0.14%, 1/19/16 (b)	3,099
4,200,000	FHLB Disc Note, 0.15%, 1/27/16 (b)	4,199
4,400,000	FHLB Disc Note, 0.15%, 2/03/16 (b)	4,398
3,100,000	FHLB Disc Note, 0.16%, 1/22/16 (b)	3,099
1,600,000	FHLB Disc Note, 0.16%, 2/05/16 (b)	1,599
2,400,000	FHLB Disc Note, 0.16%, 2/08/16 (b)	2,399
10,000,000	FHLB Disc Note, 0.21%, 4/01/16 (b)	9,991
11,000,000	FHLB Disc Note, 0.24%, 2/01/16 (b)	10,993
1,000,000	FHLMC, 0.20%, 4/20/17 (a)	1,000
10,000,000	FHLMC Disc Note, 0.10%, 1/04/16 (b)	9,998
3,550,000	FHLMC Disc Note, 0.12%, 2/05/16 (b)	3,549
17,500,000	FHLMC Disc Note, 0.13%, 11/06/15 (b)	17,500
1,050,000	FHLMC Disc Note, 0.15%, 1/27/16 (b)	1,050
2,000,000	FHLMC Disc Note, 0.17%, 12/08/15 (b)	2,000
1,100,000	FHLMC Disc Note, 0.17%, 2/04/16 (b)	1,099
20,000,000	FHLMC Disc Note, 0.20%, 4/04/16 (b)	19,983
8,889,000	FHLMC Disc Note, 0.23%, 4/25/16 (b)	8,879
5,000,000	FHLMC Disc Note, 0.26%, 4/19/16 (b)	4,994
15,000,000	FNMA, 0.22%, 8/26/16 (a)	15,006
3,000,000	FNMA, 1.25%, 9/28/16	3,022
3,300,000	FNMA Disc Note, 0.02%, 11/04/15 (b)	3,300
10,000,000	FNMA Disc Note, 0.13%, 11/18/15 (b)	9,999
7,400,000	FNMA Disc Note, 0.13%, 1/14/16 (b)	7,398
10,000,000	FNMA Disc Note, 0.15%, 11/17/15 (b)	9,999
8,975,000	FNMA Disc Note, 0.24%, 2/03/16 (b)	8,969
5,000,000	Tennessee Valley Authority Discount Notes, 0.04%, 11/03/15 (b)	5,000
Total U.S. Government Agency (Cost - $223,521)		223,521
U.S. Treasury (6%)
15,000,000	U.S. Treasury Note, 0.07%, 1/31/16 (a)	15,000

Principal or Shares	Security Description	Value (000)

10,000,000	U.S. Treasury Note, 0.09%, 4/30/16 (a)	$ 10,000
Total U.S. Treasury (Cost - $25,000)		25,000
Investment Company (1%)
3,888,357	Dreyfus Treasury Cash Management Fund (Cost - $3,888)	3,888
Repurchase Agreement (36%)
35,000,000	Citigroup Tri Party, 0.08% (c)	35,000
35,000,000	Goldman Sachs Tri Party, 0.06% (d)	35,000
70,000,000	RBC Capital Tri Party, 0.10% (e)	70,000
Total Repurchase Agreement (Cost - $140,000)		140,000
Total (Cost - $392,409) (100%)		392,409
Liabilities in excess of Other Assets (0%)		(18)
Net Assets (100%)		$ 392,391

(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 10/30/2015 is collateralized by the following securities:

Citigroup Tri Party
35,675,700	U.S. Treasury Securities, maturity from Dec 15-Aug 22, yielding from 0.875%-1.875%	$35,700

(d)	The repurchase agreement dated 10/27/2015 is collateralized by the following securities:

Goldman Sachs Tri Party
36,898,160	GNMA, maturity from Jul 44-Sep 45, yielding from 4.00%-4.50%	$35,700

Annual Report   7

Payden Cash Reserves Money Market Fund continued

(e)	The repurchase agreement dated 10/30/2015 is collateralized by the following securities:

RBC Capital Tri Party
61,728,569	FNMA, maturity from Oct 25-Oct 45, yielding from 2.50%-5.00%	$56,283
14,527,101	GNMA, maturity from Jul 40-May 65, yielding from 2.588%-4.00%	15,117

Total Collateral Value of RBC Capital		$71,400

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows: (000s)

Repurchase Agreement

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$140,000
Non-cash Collateral	(70,000)
Net Amount	$70,000

See notes to financial statements.

8   Payden Mutual Funds

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value
Corporate	41%
Asset Backed	19%
U.S. Treasury	15%
Mortgage Backed	9%
Foreign Government	3%
Other	13%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Asset Backed (19%)
1,500,000	Ally Master Owner Trust, 0.65%, 2/15/18	$ 1,500
2,400,000	Ally Master Owner Trust, 0.65%, 4/15/18	2,399
673,576	American Homes 4 Rent 2014-SFR1 144A, 1.25%, 6/17/31 (a)	660
2,600,000	AmeriCredit Automobile Receivables Trust 2015-3, 1.07%, 1/08/19	2,595
2,500,000	Apidos CLO 144A, 1.47%, 4/15/25 (a)	2,452
3,145,163	ARI Fleet Lease Trust 2014-A 144A, 0.81%, 11/15/22 (a)	3,145
181,006	Asset Backed Funding Certificates, 0.82%, 4/25/34	178
223,287	AUTO ABS, 0.99%, 5/25/24 EUR (b)	246
3,050,000	Babson CLO Ltd. 144A, 1.42%, 4/20/25 (a)	2,999
330,000	Capital Auto Receivables Asset Trust 2013-1, 1.29%, 4/20/18	330
340,000	Capital Auto Receivables Asset Trust 2013-1, 1.74%, 10/22/18	341
3,800,000	Capital Auto Receivables Asset Trust 2015-1, 0.95%, 7/20/17	3,797
1,400,000	Cent CLO LP 144A, 1.44%, 7/23/25 (a)	1,371
1,500,000	Chase Issuance Trust, 0.45%, 4/15/19	1,492
2,490,875	Chrysler Capital Auto Receivables Trust 2015-A 144A, 0.81%, 11/15/17 (a)	2,491
5,965,000	CNH Equipment Trust 2015-A, 0.84%, 6/15/18	5,965
695,842	Colony American Homes 2014-1 144A, 1.40%, 5/17/31 (a)	684
1,073,815	Colony American Homes 2014-2 144A, 1.15%, 7/17/31 (a)	1,049
4,000,000	Discover Card Execution Note Trust, 0.65%, 5/15/18	4,000
2,640,000	Dryden XXII Senior Loan Fund 144A, 1.42%, 8/15/25 (a)	2,594
950,000	Dryden XXXI Senior Loan Fund 144A, 2.22%, 4/18/26 (a)	928

Principal or Shares	Security Description	Value (000)

413,346	Enterprise Fleet Financing LLC 144A, 1.05%, 3/20/20 (a)	$412
1,340,998	Fifth Third Auto 2013-1, 0.88%, 10/16/17	1,342
87,884	Great America Leasing Receivables 144A, 0.78%, 6/15/16 (a)	88
681,170	GSAMP Trust 2004-SEA2, 0.85%, 3/25/34	683
2,101,520	Hyundai Auto Lease Securitization Trust 2014-A 144A, 0.75%, 4/17/17 (a)	2,102
1,750,000	Hyundai Auto Lease Securitization Trust 2015-B 144A, 0.52%, 12/15/17 (a)	1,747
1,888,539	Invitation Homes 2013-SFR1 Trust 144A, 1.40%, 12/17/30 (a)	1,863
3,000,000	Invitation Homes 2014-SFR1 Trust 144A, 1.20%, 6/17/31 (a)	2,938
1,900,000	Invitation Homes 2014-SFR2 Trust 144A, 1.30%, 9/17/31 (a)	1,865
765,332	Invitation Homes 2015-SFR3 Trust 144A, 1.50%, 8/17/32 (a)	752
96,707	Long Beach Mortgage Loan Trust, 6.25%, 8/25/33	84
1,740,000	Madison Park Funding XIII Ltd. 144A, 1.77%, 1/19/25 (a)	1,723
3,435,877	Mercedes Benz Auto Lease Trust 2015-A, 0.78%, 2/15/17	3,436
408,068	Nelnet Student Loan Trust 2014-2A 144A, 0.48%, 6/25/21 (a)	406
1,200,000	Nissan Auto Receivables 2015-A Owner Trust, 0.67%, 9/15/17	1,200
1,000,000	Octagon Investment Partners 24 Ltd. 144A, 2.23%, 5/21/27 (a)	982
2,585,000	Octagon Investment Partners XIX Ltd. 144A, 1.84%, 4/15/26 (a)	2,564
1,115,000	Octagon Investment Partners XXIII Ltd. 144A, 2.29%, 2/25/28 (a)	1,115

Annual Report   9

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

695,429	Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4, 0.46%, 11/25/35	$ 690
2,000,000	Progress Residential 2015-SFR1 Trust 144A, 1.60%, 2/17/32 (a)	1,978
510,625	SLM Student Loan Trust, 0.56%, 4/25/17	509
3,955,000	Symphony CLO XV Ltd. 144A, 1.77%, 10/17/26 (a)	3,913
3,220,000	Trade MAPS 1 Ltd. 144A, 0.90%, 12/10/18 (a)	3,213
2,530,000	Tyron Park CLO Ltd. 144A, 1.44%, 7/15/25 (a)	2,492
2,910,828	Volkswagen Auto Lease Trust 2015-A, 0.87%, 6/20/17	2,909
Total Asset Backed (Cost - $82,823)		82,222
Bank Loans(c) (1%)
747,500	Activision Blizzard Inc. Term Loan B 1L, 3.25%, 10/11/20	750
857,857	ARAMARK Corp. Term Loan E 1L, 3.25%, 9/07/19	859
1,046,878	General Nutrition Co. Inc. Term Loan B 1L, 3.25%, 3/04/19	1,015
Total Bank Loans (Cost - $2,650)		2,624
Commercial Paper (6%)
4,000,000	Airgas 144A, 0.00%, 12/23/15 (a)	3,998
4,000,000	Ameren 144A, 0.00%, 11/12/15 (a)	4,000
4,000,000	Amphenol 144A, 0.00%, 11/19/15 (a)	3,999
3,500,000	Aon 144A, 0.00%, 11/03/15 (a)	3,500
2,500,000	Hyundai Capital 144A, 0.00%, 11/17/15 (a)	2,500
3,500,000	Reckitt Benckiser Treasury 144A,
	0.00%, 1/12/16 (a)	3,498
2,500,000	Thomson Reuters 144A, 0.00%, 11/18/15 (a)	2,500
Total Commercial Paper (Cost - $23,992)		23,995
Corporate Bond (41%)
1,500,000	Abbey National Treasury Services PLC/Stamford CT, 0.85%, 3/13/17	1,497
2,330,000	AbbVie Inc., 1.80%, 5/14/18	2,333
1,840,000	Actavis Funding SCS, 1.20%, 9/01/16	1,838
600,000	Actavis Funding SCS, 1.30%, 6/15/17	595
920,000	Actavis Funding SCS, 1.42%, 3/12/18	915
940,000	Actavis Funding SCS, 1.85%, 3/01/17	943
980,000	AES Corp./VA, 3.32%, 6/01/19	936
1,550,000	Air Lease Corp., 4.50%, 1/15/16	1,560
735,000	Aircastle Ltd., 6.75%, 4/15/17	783
500,000	Alibaba Group Holding Ltd. 144A, 1.63%, 11/28/17 (a)	497
750,000	Allied Irish Banks PLC, 2.88%, 11/28/16 EUR (b)	841
1,000,000	Ally Financial Inc., 3.50%, 7/18/16	1,009
1,240,000	American Express Co., 0.92%, 5/22/18	1,239
1,610,000	Amgen Inc., 0.71%, 5/22/17	1,606
400,000	Anglo American Capital PLC 144A, 1.27%, 4/15/16 (a)	398
780,000	ANZ New Zealand International Ltd./London 144A, 0.84%, 4/27/17 (a)	780
710,000	ANZ New Zealand International Ltd./London 144A, 1.13%, 3/24/16 (a)	711

Principal or Shares	Security Description	Value (000)

1,500,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 144A, 3.34%, 12/15/19 (a)	$1,481
1,150,000	ASIF III Jersey Ltd., 5.38%, 10/14/16 GBP (b)	1,839
440,000	AutoZone Inc., 1.30%, 1/13/17	440
1,600,000	Aviation Capital Group Corp. 144A, 2.88%, 9/17/18 (a)	1,601
1,350,000	Bank of America Corp., 0.80%, 3/28/18 EUR (b)	1,473
1,600,000	Bank of America Corp., 0.88%, 5/02/17	1,586
700,000	Bank of America Corp., 1.70%, 8/25/17	702
160,000	Bank of America Corp., 3.88%, 3/22/17	165
670,000	Bank of New York Mellon Corp., 0.89%, 8/01/18	670
770,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 1.20%, 3/10/17 (a)	766
930,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 1.45%, 9/08/17 (a)	930
1,720,000	Barclays Bank PLC, 0.90%, 2/17/17	1,720
860,000	Barclays PLC, 2.00%, 3/16/18	859
1,200,000	BAT International Finance PLC 144A, 0.85%, 6/15/18 (a)	1,200
770,000	Baxalta Inc. 144A, 1.10%, 6/22/18 (a)	768
1,000,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	1,048
600,000	Becton Dickinson and Co., 0.79%, 6/15/16	600
1,540,000	Becton Dickinson and Co., 1.45%, 5/15/17	1,540
1,350,000	Bell Canada, 1.33%, 4/22/16 CAD (b)	1,032
1,100,000	BNZ International Funding Ltd./London 144A, 1.90%, 2/26/18 (a)	1,102
210,000	BP Capital Markets PLC, 0.82%, 5/10/18	209
1,220,000	BP Capital Markets PLC, 0.96%, 9/26/18	1,216
1,170,000	BP Capital Markets PLC, 1.67%, 2/13/18	1,175
1,750,000	BPCE SA, 1.16%, 2/10/17	1,756
1,500,000	Branch Banking & Trust Co., 0.66%, 9/13/16	1,497
300,000	British Telecommunications PLC, 1.25%, 2/14/17	300
1,150,000	British Telecommunications PLC, 8.50%, 12/07/16 GBP (b)	1,904
350,000	Cameron International Corp., 1.40%, 6/15/17	347
500,000	Canadian Natural Resources Ltd., 1.75%, 1/15/18	493
1,770,000	Capital One NA/Mclean VA, 1.01%, 2/05/18	1,763
2,430,000	Carnival Corp., 1.20%, 2/05/16	2,433
390,000	Celgene Corp., 2.13%, 8/15/18	393
1,000,000	CIT Group Inc., 4.25%, 8/15/17	1,025
2,225,000	Citigroup Inc., 0.60%, 6/09/16	2,216
750,000	Citigroup Inc., 1.24%, 11/30/17 EUR (b)	825
750,000	Citigroup Inc., 1.85%, 11/24/17	753
1,100,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	1,092
1,000,000	CNH Capital LLC, 3.88%, 11/01/15	1,000
680,000	CNH Industrial Capital LLC 144A, 3.88%, 7/16/18 (a)	683
600,000	CNPC General Capital Ltd. 144A,
	1.21%, 5/14/17 (a)	598
790,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	789
940,000	Compass Bank, 1.85%, 9/29/17	936
1,600,000	ConAgra Foods Inc., 0.69%, 7/21/16	1,595
1,050,000	ConocoPhillips Co., 0.65%, 5/15/18	1,044

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,090,000	Credit Agricole SA/London 144A, 1.12%, 4/15/19 (a)	$1,083
1,800,000	Credit Agricole SA/London 144A, 1.30%, 6/10/20 (a)	1,802
1,200,000	Credit Suisse/New York NY, 0.82%, 5/26/17	1,197
900,000	Credit Suisse/New York NY, 1.01%, 1/29/18	899
1,840,000	CVS Health Corp., 1.90%, 7/20/18	1,855
1,860,000	Daimler Finance North America LLC 144A, 0.63%, 3/02/17 (a)	1,848
800,000	Daimler Finance North America LLC 144A, 1.38%, 8/01/17 (a)	795
1,000,000	DISH DBS Corp., 7.13%, 2/01/16	1,013
1,270,000	Dominion Resources Inc./VA, 1.25%, 3/15/17	1,265
350,000	Enbridge Inc., 0.78%, 6/02/17	344
600,000	Enbridge Inc., 0.98%, 10/01/16	598
650,000	Enbridge Inc., 1.21%, 3/13/17 CAD (b)	492
200,000	ERAC USA Finance LLC 144A, 1.40%, 4/15/16 (a)	200
800,000	Fifth Third Bank/Cincinnati OH, 1.15%, 11/18/16	802
500,000	Ford Credit Canada Ltd., 1.32%, 3/18/16 CAD (b)	382
1,460,000	Ford Motor Credit Co. LLC, 1.17%, 3/12/19	1,430
610,000	Ford Motor Credit Co. LLC, 1.59%, 5/09/16	612
1,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	1,001
520,000	Freeport-McMoRan Inc., 2.30%, 11/14/17	491
300,000	GATX Corp., 1.25%, 3/04/17	298
800,000	GE Capital UK Funding, 0.74%, 3/20/17 GBP (b)	1,230
1,800,000	General Motors Financial Co. Inc., 1.68%, 4/10/18	1,797
1,000,000	General Motors Financial Co. Inc., 2.75%, 5/15/16	1,007
2,270,000	Glencore Funding LLC 144A, 1.68%, 1/15/19 (a)	1,819
106,000	Glencore Funding LLC 144A, 2.13%, 4/16/18 (a)	93
1,750,000	Goldman Sachs Group Inc., 3.63%, 2/07/16	1,764
1,200,000	HBOS PLC, 0.77%, 9/01/16 EUR (b)	1,321
400,000	Hess Corp., 1.30%, 6/15/17	397
1,700,000	Hewlett Packard Enterprise Co. 144A, 2.25%, 10/05/18 (a)	1,706
1,510,000	Hewlett Packard Enterprise Co. 144A, 2.45%, 10/05/17 (a)	1,515
980,000	HSBC Bank PLC 144A, 0.96%, 5/15/18 (a)	978
880,000	HSBC USA Inc., 0.78%, 3/03/17	878
620,000	HSBC USA Inc., 1.21%, 9/24/18	622
550,000	Huntington National Bank, 1.30%, 11/20/16	550
300,000	Huntington National Bank, 1.35%, 8/02/16	301
990,000	Hyundai Capital America 144A, 1.45%, 2/06/17 (a)	986
720,000	Imperial Tobacco Finance PLC 144A, 2.05%, 7/20/18 (a)	721
480,000	Industrial & Commercial Bank of China Ltd./New York, 2.35%, 11/13/17	484
1,000,000	International Lease Finance Corp., 3.88%, 4/15/18	1,017
800,000	Jackson National Life Global Funding 144A, 1.25%, 2/21/17 (a)	799
170,000	Johnson Controls Inc., 1.40%, 11/02/17	169
1,200,000	JPMorgan Chase & Co., 1.07%, 5/30/17 GBP (b)	1,827

Principal or Shares	Security Description	Value (000)

1,600,000	JPMorgan Chase & Co., 1.27%, 1/23/20	$1,602
490,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	480
900,000	Kroger Co., 0.85%, 10/17/16	899
370,000	L-3 Communications Corp., 1.50%, 5/28/17	365
350,000	Lowe’s Companies Inc., 0.94%, 9/14/18	351
1,640,000	Macquarie Bank Ltd. 144A, 0.95%, 10/27/17 (a)	1,632
1,590,000	Macquarie Group Ltd. 144A, 1.33%, 1/31/17 (a)	1,593
1,300,000	Martin Marietta Materials Inc., 1.43%, 6/30/17	1,292
640,000	Mitsubishi UFJ Trust & Banking Corp. 144A, 1.60%, 10/16/17 (a)	638
1,600,000	Mizuho Bank Ltd. 144A, 0.75%, 4/16/17 (a)	1,595
820,000	Mizuho Bank Ltd. 144A, 0.78%, 9/25/17 (a)	817
1,570,000	Morgan Stanley, 1.06%, 7/23/19	1,554
670,000	Morgan Stanley, 1.60%, 4/25/18	679
1,500,000	Morgan Stanley, 3.80%, 4/29/16	1,523
620,000	Morgan Stanley, 6.63%, 4/01/18	689
1,750,000	National City Bank/Cleveland OH, 0.70%, 6/07/17	1,742
1,750,000	NBCUniversal Enterprise Inc. 144A, 1.01%, 4/15/18 (a)	1,752
1,900,000	Nederlandse Waterschapsbank NV 144A, 1.25%, 9/18/17 (a)	1,909
930,000	New York Life Global Funding 144A, 1.55%, 11/02/18 (a)	929
1,130,000	Nissan Motor Acceptance Corp. 144A, 1.00%, 3/15/16 (a)	1,132
1,360,000	Nomura Holdings Inc., 1.79%, 9/13/16	1,367
1,070,000	Nordea Bank AB 144A, 1.17%, 9/17/18 (a)	1,076
1,250,000	NSTAR Electric Co., 0.56%, 5/17/16	1,249
1,000,000	NXP BV / NXP Funding LLC 144A, 3.50%, 9/15/16 (a)	1,007
500,000	PACCAR Financial Corp., 0.93%, 12/06/18	502
2,560,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 2.50%, 3/15/16 (a)	2,573
600,000	Perrigo Co. PLC 144A, 1.30%, 11/08/16 (a)	594
640,000	Reliance Standard Life Global Funding II 144A, 2.15%, 10/15/18 (a)	640
500,000	Reynolds American Inc., 2.30%, 6/12/18	508
650,000	Rogers Communications Inc., 1.36%, 3/13/17 CAD (b)	495
1,000,000	Sabine Pass LNG LP, 7.50%, 11/30/16	1,037
900,000	Santander Bank NA, 2.00%, 1/12/18	897
660,000	Seagate HDD Cayman, 3.75%, 11/15/18	668
1,200,000	Shaw Communications Inc., 1.52%, 2/01/16 CAD (b)	918
630,000	Sinopec Capital 2013 Ltd. 144A, 1.25%, 4/24/16 (a)	631
500,000	Societe Des Autoroutes Paris-Rhin-Rhone, 0.71%, 3/31/19 EUR (b)	554
1,600,000	Standard Chartered PLC 144A, 0.67%, 9/08/17 (a)	1,584
700,000	Statoil ASA, 0.80%, 11/08/18	695
1,130,000	Sumitomo Mitsui Banking Corp., 0.75%, 1/10/17	1,128
800,000	Sumitomo Mitsui Banking Corp., 1.14%, 3/18/16 GBP (b)	1,235
920,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (a)	918
2,000,000	SunTrust Bank/Atlanta GA, 0.76%, 2/15/17	1,995

Annual Report    11

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,005,000	Synchrony Financial, 1.88%, 8/15/17	$1,006
450,000	TECO Finance Inc., 0.92%, 4/10/18	447
800,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (a)	801
330,000	Thermo Fisher Scientific Inc., 1.30%, 2/01/17	330
1,750,000	Thermo Fisher Scientific Inc., 3.20%, 3/01/16	1,763
300,000	Thomson Reuters Corp., 1.30%, 2/23/17	300
770,000	Thomson Reuters Corp., 1.65%, 9/29/17	770
670,000	Total Capital International SA, 0.88%, 8/10/18	672
130,000	TransAlta Corp., 1.90%, 6/03/17	128
460,000	TSMC Global Ltd. 144A, 0.95%, 4/03/16 (a)	459
1,500,000	UBS AG/Stamford CT, 1.03%, 3/26/18	1,499
1,750,000	Union Bank NA, 1.08%, 9/26/16	1,753
1,000,000	United Utilities Water PLC, 6.13%, 12/29/15
	GBP (b)	1,555
1,000,000	UnitedHealth Group Inc., 0.77%, 1/17/17	1,001
500,000	UnitedHealth Group Inc., 1.45%, 7/17/17	503
300,000	Ventas Realty LP, 1.25%, 4/17/17	299
430,000	Ventas Realty LP, 1.55%, 9/26/16	432
2,200,000	Verizon Communications Inc., 0.73%, 6/09/17	2,194
210,000	Verizon Communications Inc., 1.10%, 6/17/19	209
850,000	Verizon Communications Inc., 2.09%, 9/14/18	874
9,200,000	Volvo Treasury AB, 0.88%, 6/03/16 SEK (b)	1,081
250,000	Walgreens Boots Alliance Inc., 1.75%, 11/17/17	250
570,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 1.75%, 9/15/17 (a)	568
400,000	Whirlpool Corp., 1.65%, 11/01/17	401
640,000	Windstream Corp., 7.88%, 11/01/17	681
400,000	WM Wrigley Jr. Co. 144A, 1.40%, 10/21/16 (a)	401
410,000	Xcel Energy Inc., 0.75%, 5/09/16	410
1,190,000	Zimmer Holdings Inc., 1.45%, 4/01/17	1,188
Total Corporate Bond (Cost - $176,381)		173,852
FDIC Guaranteed (0%)
100,303	FDIC Structured Sale Guaranteed Notes 144A,
	0.74%, 2/25/48 (a)	100
1,777,500	FDIC Structured Sale Guaranteed Notes 144A,
	0.91%, 12/04/20 (a)	1,784
Total FDIC Guaranteed (Cost - $1,878)		1,884
Foreign Government (3%)
1,600,000	Instituto de Credito Oficial 144A,
	1.13%, 4/01/16 (a)	1,602
960,000,000	Japan Government Two Year Bond,
	0.10%, 3/15/16 JPY (b)	7,959
1,600,000	Province of New Brunswick Canada,
	0.96%, 8/01/19 CAD (b)	1,220
Total Foreign Government (Cost - $11,071)		10,781
Mortgage Backed (9%)
41,459	Bear Stearns ALT-A Trust, 2.46%, 3/25/34	40
2,304,538	BLCP Hotel Trust 2014-CLRN 144A,
	1.15%, 8/15/29 (a)	2,293
1,770,000	Del Coronado Trust 144A, 1.00%, 3/15/26 (a)	1,770
985,424	Fannie Mae Connecticut Avenue Securities,
	1.15%, 5/25/24	976
2,051,419	Fannie Mae Connecticut Avenue Securities,
	1.39%, 7/25/24	2,047
2,240,000	Fannie Mae Connecticut Avenue Securities,
	1.79%, 4/25/28	2,243
1,122,235	Fannie Mae Connecticut Avenue Securities,
	1.80%, 1/25/24	1,125

Principal or Shares	Security Description	Value (000)

922,051	Fannie Mae Connecticut Avenue Securities,
	2.20%, 10/25/23	$930
4,400,000	FFCB, 0.23%, 1/02/18	4,401
385,527	FH 1B2612 ARM, 2.30%, 11/01/34	412
168,660	FH 847515 ARM, 2.40%, 2/01/34	180
73,048	FN 708229 ARM, 2.06%, 4/01/33	77
1,235,893	FN 784365 ARM, 1.93%, 5/01/34	1,297
1,248,735	FN 870542 ARM, 2.14%, 3/01/36	1,330
67,436	FN 878544 ARM, 2.48%, 3/01/36	72
285,151	FN 889821 ARM, 2.23%, 12/01/36	303
951,609	FN 906140 ARM, 2.23%, 1/01/37	1,016
367,184	FN AD0079 ARM, 2.36%, 11/01/35	391
637,338	FN AL0502 ARM, 3.01%, 6/01/41	670
684,435	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 1.20%, 2/25/24	684
558,908	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 1.65%, 11/25/23	559
185,410	GNR 2002-48 FT, 0.40%, 12/16/26	186
850,000	Granite Master Issuer PLC, 1.06%, 12/17/54	839
609,969	Harborview Mortgage Loan Trust,
	2.84%, 1/19/35	571
1,241,686	Hilton USA Trust 2013-HLF 144A,
	1.19%, 11/05/30 (a)	1,232
1,200,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO
	144A, 1.45%, 1/15/32 (a)	1,196
1,917,872	JP Morgan Seasoned Mortgage Trust 2014-1
	144A, 0.70%, 5/25/33 (a)	1,853
124,974	MASTR Asset Securitization Trust,
	5.00%, 7/25/19	127
2,500,000	Pepper Residential Securities Trust No 14,
	0.53%, 6/12/16	2,500
2,400,000	Permanent Master Issuer PLC, 0.82%, 7/15/42	2,400
133,523	Sequoia Mortgage Trust, 0.99%, 10/20/27	131
693,801	Sequoia Mortgage Trust, 1.45%, 2/25/43	674
846,371	Sequoia Mortgage Trust, 1.55%, 4/25/43	823
258,222	Sequoia Mortgage Trust, 2.87%, 1/25/42	260
648,613	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (a)	650
363,556	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)	365
565,686	Springleaf Mortgage Loan Trust 144A,
	1.87%, 9/25/57 (a)	567
249,942	Structured Adjustable Rate Mortgage Loan Trust,
	2.48%, 9/25/34	217
72,497	Structured Asset Mortgage Investments Inc.,
	3.72%, 7/25/32	75
Total Mortgage Backed (Cost - $37,537)		37,482
Municipal (0%)
260,000	California Earthquake Authority,
	1.19%, 7/01/16	261
1,090,000	Indiana Finance Authority, 0.60%, 5/01/34	1,090
Total Municipal (Cost - $1,350)		1,351
NCUA Guaranteed (1%)
640,027	NCUA Guaranteed Notes Trust 2010-R1,
	0.65%, 10/07/20	643

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

311,891	NCUA Guaranteed Notes Trust 2010-R2,
	0.56%, 11/06/17	$313
1,831,217	NCUA Guaranteed Notes Trust 2010-R3,
	0.75%, 12/08/20	1,845
606,718	NCUA Guaranteed Notes Trust 2011-R1,
	0.65%, 1/08/20	609
42,193	NCUA Guaranteed Notes Trust 2011-R2,
	0.59%, 2/06/20	42
402,682	NCUA Guaranteed Notes Trust 2011-R5,
	0.57%, 4/06/20	403
Total NCUA Guaranteed (Cost - $3,842)		3,855
U.S. Government Agency (3%)
14,400,000	FHLMC, 0.20%, 4/20/17
	(Cost - $14,397)	14,402
U.S. Treasury (15%)
5,500,000	U.S. Treasury Note, 0.16%, 10/31/16 (d)	5,499
22,210,000	U.S. Treasury Note, 0.19%, 1/31/17	22,209
1,000,000	U.S. Treasury Note, 0.25%, 4/15/16	1,000
5,000,000	U.S. Treasury Note, 0.38%, 5/31/16	5,002
16,800,000	U.S. Treasury Note, 0.50%, 8/31/16	16,814
14,510,000	U.S. Treasury Note, 0.63%, 9/30/17	14,479
Total U.S. Treasury (Cost - $65,051)		65,003
Purchased Put Options (0%)
146	Eurodollar 1-Year Mid-Curve Option, 97.5,
	3/11/16	1
85	Eurodollar 1-Year Mid-Curve Option, 97.875,
	12/11/15	1
Total Purchased Put Options (Cost - $41)		2
Investment Company (2%)
6,386,564	Payden Cash Reserves Money Market Fund *
	(Cost - $6,387)	6,387
Total (Cost - $427,400) (100%)		423,840
Liabilities in excess of Other Assets (0%)		(844)
Net Assets (100%)		$422,996

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Principal in foreign currency.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/9/2015	Euro (Sell 4,835)	Citibank, N.A.	$88
11/9/2015	Japanese Yen (Sell 960,500)	Barclays Bank PLC	15
11/9/2015	Swedish Krona (Sell 9,256)	BNP PARIBAS	25

			$128

Liabilities:
11/9/2015	British Pound (Sell 6,357)	HSBC Bank USA,	$(176)
		N.A.
11/9/2015	Canadian Dollar	Royal Bank of	(11)
	(Sell 5,942)	Canada

			$(187)

See notes to financial statements.

Annual Report    13

Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value

Corporate	49%
U.S. Treasury	27%
Asset Backed	12%
Mortgage Backed	7%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Asset Backed (12%)
2,089,063	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (a)	$2,048
6,360,000	Apidos CLO 144A, 1.47%, 4/15/25 (a)	6,238
500,000	Apidos CLO 144A, 2.02%, 4/15/25 (a)	488
2,000,000	Babson CLO Ltd. 144A, 1.42%, 4/20/25 (a)	1,967
1,900,000	Babson CLO Ltd. 144A, 3.17%, 4/20/27 (a)	1,862
7,420,000	Barclays Dryrock Issuance Trust 2015-4,
	1.72%, 8/16/21	7,418
670,000	Capital Auto Receivables Asset Trust 2013-1,
	1.29%, 4/20/18	669
845,000	Capital Auto Receivables Asset Trust 2013-1,
	1.74%, 10/22/18	847
4,915,000	Capital Auto Receivables Asset Trust 2015-2,
	1.39%, 9/20/18	4,912
4,550,000	Cent CLO LP 144A, 1.44%, 7/23/25 (a)	4,455
1,900,000	Chase Issuance Trust, 0.45%, 4/15/19	1,890
2,242,159	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (a)	2,203
2,265,848	Colony American Homes 2014-2 144A,
	1.15%, 7/17/31 (a)	2,214
4,905,000	Dryden XXII Senior Loan Fund 144A,
	1.42%, 8/15/25 (a)	4,820
3,140,000	Dryden XXII Senior Loan Fund 144A,
	1.87%, 8/15/25 (a)	3,049
550,000	Dryden XXXI Senior Loan Fund 144A,
	2.22%, 4/18/26 (a)	537
685,000	Dryden XXXI Senior Loan Fund 144A,
	3.17%, 4/18/26 (a)	668
3,340,000	Fifth Third Auto Trust 2015-1, 1.02%, 5/15/18	3,340
750,000	Great America Leasing Receivables Funding LLC
	144A, 1.83%, 6/17/19 (a)	750
1,238,491	GSAMP Trust, 0.85%, 3/25/34	1,241
2,634,270	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (a)	2,599

Principal or Shares	Security Description	Value (000)

4,020,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.30%, 9/17/31 (a)	$3,947
4,025,134	Kubota Credit Owner Trust 2015-1 144A,
	0.94%, 12/15/17 (a)	4,025
763,057	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (a)	836
1,200,000	Madison Park Funding XVII Ltd 144A,
	3.18%, 7/21/27 (a)	1,174
1,850,000	Mercedes Benz Auto Lease Trust 2015-A,
	1.10%, 8/15/17	1,852
3,675,000	Octagon Investment Partners XIX Ltd. 144A,
	2.32%, 4/15/26 (a)	3,610
2,500,000	Octagon Investment Partners XXIII Ltd. 144A,
	2.29%, 2/25/28 (a)	2,500
8,300,000	Symphony CLO XV Ltd. 144A,
	1.77%, 10/17/26 (a)	8,213
196,076	Toyota Auto Receivables 2013-A Owner Trust,
	0.55%, 1/17/17	196
4,250,000	Trade MAPS 1 Ltd. 144A, 0.90%, 12/10/18 (a)	4,241
2,085,000	Tyron Park CLO Ltd. 144A, 1.44%, 7/15/25 (a)	2,054
4,215,000	Tyron Park CLO Ltd. 144A, 1.85%, 7/15/25 (a)	4,095
1,160,000	Venture XVII CLO Ltd. 144A,
	3.17%, 7/15/26 (a)	1,116
1,893,294	VOLT XXII LLC 144A, 3.50%, 2/25/55 (a)	1,881
1,041,646	VOLT XXV LLC 144A, 3.50%, 6/26/45 (a)	1,034
2,668,863	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (a)	2,652
Total Asset Backed (Cost - $98,501)		97,641
Bank Loans(b) (2%)
2,522,813	Activision Blizzard Inc. Term Loan B 1L,
	3.25%, 10/11/20	2,533
2,940,000	American Builders & Contractors Supply Co. Inc.
	Term Loan B1 IL, 3.50%, 4/16/20	2,927
3,307,182	CDW LLC/CDW Finance Corp. Term Loan B 1L,
	3.50%, 4/29/20	3,302

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,780,025	Dole Food Co. Inc. Term Loan B 1L,
	4.50%, 11/01/18	$2,783
3,825,466	General Nutrition Co. Inc. Term Loan B 1L,
	3.25%, 3/26/19	3,709
2,939,698	Starwood Property Trust Inc. Term Loan 1L,
	3.50%, 4/19/20	2,910
Total Bank Loans (Cost - $18,333)		18,164
Commercial Paper (1%)
5,000,000	Consolidated Edison 144A, 0.00%, 11/04/15 (a)
	(Cost - $5,000)	5,000
Corporate Bond (50%)
2,923,000	Abbey National Treasury Services PLC,
	1.38%, 3/13/17	2,925
2,680,000	AbbVie Inc., 1.75%, 11/06/17	2,707
2,850,000	AbbVie Inc., 1.80%, 5/14/18	2,854
1,400,000	Actavis Funding SCS, 1.30%, 6/15/17	1,388
1,640,000	Actavis Funding SCS, 1.59%, 3/12/20	1,622
3,242,000	Actavis Funding SCS, 2.35%, 3/12/18	3,259
2,210,000	AES Corp./VA, 3.32%, 6/01/19	2,111
1,200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (a)	1,202
5,200,000	Air Lease Corp., 4.50%, 1/15/16	5,233
1,615,000	Aircastle Ltd., 6.75%, 4/15/17	1,720
1,200,000	Alibaba Group Holding Ltd. 144A,
	1.63%, 11/28/17 (a)	1,194
400,000	Alibaba Group Holding Ltd. 144A,
	2.50%, 11/28/19 (a)	394
1,565,000	Alliance Data Systems Corp. 144A,
	5.25%, 12/01/17 (a)	1,620
1,725,000	Allied Irish Banks PLC, 2.88%, 11/28/16
	EUR (c)	1,935
2,110,000	Ally Financial Inc., 3.25%, 9/29/17	2,128
3,100,000	American Express Co., 0.92%, 5/22/18	3,097
1,000,000	Anglo American Capital PLC 144A,
	1.27%, 4/15/16 (a)	995
2,000,000	Anthem Inc., 2.38%, 2/15/17	2,025
2,400,000	ANZ New Zealand International Ltd./London
	144A, 1.75%, 3/29/18 (a)	2,402
1,520,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.34%, 12/15/19 (a)	1,501
1,650,000	Astoria Financial Corp., 5.00%, 6/19/17	1,721
850,000	Autodesk Inc., 1.95%, 12/15/17	854
450,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 3.07%, 12/01/17	454
870,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 4.88%, 11/15/17	893
930,000	Baidu Inc., 2.25%, 11/28/17	931
3,815,000	Bank of America Corp., 1.20%, 4/01/19	3,809
1,580,000	Bank of America Corp., 1.36%, 1/15/19	1,588
1,510,000	Bank of America Corp., 1.70%, 8/25/17	1,515
1,180,000	Bank of America Corp., 3.75%, 7/12/16	1,203
1,750,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (a)	1,742
2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (a)	2,000
2,510,000	Barclays Bank PLC, 0.90%, 2/17/17	2,510
1,260,000	BAT International Finance PLC 144A,
	0.85%, 6/15/18 (a)	1,260

Principal or Shares	Security Description	Value (000)

1,680,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (a)	$1,689
690,000	Baxalta Inc. 144A, 2.00%, 6/22/18 (a)	689
3,500,000	BB&T Corp., 0.99%, 2/01/19	3,489
5,000,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	5,240
5,140,000	Becton Dickinson and Co., 1.45%, 5/15/17	5,140
880,000	Becton Dickinson and Co., 1.80%, 12/15/17	885
2,962,000	Bell Canada, 1.33%, 4/22/16 CAD (c)	2,264
2,500,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (a)	2,505
931,000	Boardwalk Pipelines LP, 5.88%, 11/15/16	959
1,510,000	BP Capital Markets PLC, 0.96%, 9/26/18	1,505
2,030,000	BPCE SA, 1.57%, 4/25/16	2,038
1,550,000	BPCE SA, 1.63%, 2/10/17	1,554
2,370,000	BPCE SA, 1.63%, 1/26/18	2,379
600,000	British Telecommunications PLC,
	1.25%, 2/14/17	600
760,000	Cameron International Corp., 1.40%, 6/15/17	754
1,440,000	Canadian Natural Resources Ltd.,
	1.75%, 1/15/18	1,419
1,465,000	Capital One Financial Corp., 6.15%, 9/01/16	1,524
1,500,000	Capital One NA/Mclean VA, 1.50%, 9/05/17	1,493
2,140,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	2,129
520,000	Carnival Corp., 1.88%, 12/15/17	523
730,000	CC Holdings GS V LLC / Crown Castle GS III
	Corp., 2.38%, 12/15/17	735
990,000	Celgene Corp., 2.13%, 8/15/18	998
1,068,000	CIT Group Inc., 5.25%, 3/15/18	1,123
2,920,000	Citigroup Inc., 1.12%, 4/01/16	2,924
2,100,000	Citigroup Inc., 1.24%, 11/30/17 EUR (c)	2,311
3,500,000	Citigroup Inc., 1.55%, 8/14/17	3,500
2,478,000	Citigroup Inc., 5.50%, 2/15/17	2,604
2,700,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	2,680
1,730,000	CNH Industrial Capital LLC 144A,
	3.88%, 7/16/18 (a)	1,739
1,400,000	CNOOC Finance 2013 Ltd., 1.13%, 5/09/16	1,399
1,400,000	CNPC General Capital Ltd. 144A,
	1.21%, 5/14/17 (a)	1,395
925,000	Coca-Cola Co., 0.88%, 10/27/17	923
1,890,000	Commonwealth Bank of Australia/New York NY,
	1.75%, 11/02/18	1,888
1,740,000	Compass Bank, 1.85%, 9/29/17	1,733
1,550,000	ConocoPhillips Co., 1.50%, 5/15/18	1,549
3,050,000	Credit Agricole SA 144A, 1.17%, 10/03/16 (a)	3,061
1,420,000	Credit Agricole SA/London 144A,
	1.12%, 4/15/19 (a)	1,411
4,010,000	Credit Suisse/New York NY, 1.38%, 5/26/17	4,008
1,600,000	Credit Suisse/New York NY, 1.75%, 1/29/18	1,605
1,800,000	Daimler Finance North America LLC 144A,
	1.38%, 8/01/17 (a)	1,788
2,200,000	Daimler Finance North America LLC 144A,
	1.65%, 3/02/18 (a)	2,188
730,000	DBS Bank Ltd. 144A, 0.93%, 7/15/21 (a)	729
1,175,000	DENTSPLY International Inc., 2.75%, 8/15/16	1,189
2,600,000	Discover Bank/Greenwood DE, 2.60%, 11/13/18	2,616
2,070,000	DISH DBS Corp., 4.63%, 7/15/17	2,132
1,040,000	Duke Energy Corp., 0.70%, 4/03/17	1,038

Annual Report    15

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

2,100,000	EDP Finance BV 144A, 6.00%, 2/02/18 (a)	$2,237
1,020,000	Electricite de France 144A, 0.78%, 1/20/17 (a)	1,021
800,000	Enbridge Inc., 0.78%, 6/02/17	786
1,900,000	Enbridge Inc., 0.98%, 10/01/16	1,892
1,900,000	Enbridge Inc., 1.21%, 3/13/17 CAD (c)	1,439
1,650,000	Enterprise Products Operating LLC,
	3.20%, 2/01/16	1,658
1,125,000	ERAC USA Finance LLC 144A,
	1.40%, 4/15/16 (a)	1,126
2,700,000	European Investment Bank, 1.13%, 8/15/18	2,697
1,070,000	Express Scripts Holding Co., 1.25%, 6/02/17	1,066
585,000	Fidelity National Information Services Inc.,
	1.45%, 6/05/17	579
830,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	818
960,000	Fifth Third Bancorp, 5.45%, 1/15/17	1,001
3,300,000	FMS Wertmanagement AoeR, 0.63%, 1/30/17	3,297
2,900,000	FMS Wertmanagement AoeR, 1.13%, 9/05/17	2,911
1,130,000	Ford Motor Credit Co. LLC, 1.68%, 9/08/17	1,123
2,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	2,001
1,500,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	1,524
1,000,000	Freeport-McMoRan Inc., 2.15%, 3/01/17	970
1,320,000	Freeport-McMoRan Inc., 2.30%, 11/14/17	1,246
1,700,000	GATX Corp., 2.50%, 7/30/19	1,692
3,900,000	General Motors Financial Co. Inc.,
	2.40%, 4/10/18	3,864
1,580,000	General Motors Financial Co. Inc.,
	3.00%, 9/25/17	1,598
3,258,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (a)	3,035
3,280,000	Glencore Funding LLC 144A, 1.68%, 1/15/19 (a)	2,628
248,000	Glencore Funding LLC 144A, 2.13%, 4/16/18 (a)	217
3,110,000	Goldman Sachs Group Inc., 1.52%, 4/30/18	3,141
1,600,000	Goldman Sachs Group Inc., 3.63%, 2/07/16	1,612
1,741,000	Goldman Sachs Group Inc., 5.63%, 1/15/17	1,825
2,000,000	Goldman Sachs Group Inc., 5.95%, 1/18/18	2,183
2,390,000	Harley-Davidson Financial Services Inc. 144A,
	2.15%, 2/26/20 (a)	2,366
2,695,000	Hertz Corp., 6.75%, 4/15/19	2,772
860,000	Hess Corp., 1.30%, 6/15/17	853
3,260,000	Hewlett Packard Enterprise Co. 144A,
	2.45%, 10/05/17 (a)	3,271
2,950,000	Hewlett Packard Enterprise Co. 144A,
	2.85%, 10/05/18 (a)	2,958
2,970,000	HSBC Bank PLC 144A, 0.96%, 5/15/18 (a)	2,965
2,590,000	HSBC USA Inc., 1.70%, 3/05/18	2,589
670,000	Huntington National Bank, 0.74%, 4/24/17	666
1,410,000	Huntington National Bank, 1.30%, 11/20/16	1,410
800,000	Huntington National Bank, 1.35%, 8/02/16	802
800,000	Huntington National Bank, 1.38%, 4/24/17	797
880,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (a)	885
2,250,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (a)	2,241
1,200,000	Hyundai Capital America 144A,
	2.00%, 3/19/18 (a)	1,192
720,000	Hyundai Capital America 144A,
	3.75%, 4/06/16 (a)	728

Principal or Shares	Security Description	Value (000)

770,000	IAC/InterActiveCorp 144A, 4.88%, 11/30/18 (a)	$794
1,670,000	Imperial Tobacco Finance PLC 144A,
	2.05%, 7/20/18 (a)	1,672
1,210,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	1,220
2,820,000	International Lease Finance Corp.,
	2.29%, 6/15/16	2,822
3,200,000	International Lease Finance Corp.,
	3.88%, 4/15/18	3,256
1,750,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	1,763
2,600,000	JPMorgan Chase & Co., 1.07%, 5/30/17 GBP (c)	3,959
1,550,000	JPMorgan Chase & Co., 1.22%, 1/25/18	1,557
1,300,000	KeyBank NA/Cleveland OH, 5.45%, 3/03/16	1,319
620,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	607
640,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	621
1,600,000	Korea Expressway Corp. 144A,
	1.63%, 4/28/17 (a)	1,600
2,770,000	Kraft Heinz Foods Co. 144A, 1.60%, 6/30/17 (a)	2,773
2,380,000	Kraft Heinz Foods Co. 144A, 2.00%, 7/02/18 (a)	2,389
1,385,000	Kroger Co., 2.20%, 1/15/17	1,407
1,030,000	L-3 Communications Corp., 1.50%, 5/28/17	1,015
3,140,000	L-3 Communications Corp., 3.95%, 11/15/16	3,204
1,425,000	Liberty Property LP, 6.63%, 10/01/17	1,552
1,440,000	Macquarie Bank Ltd. 144A, 0.95%, 10/27/17 (a)	1,433
2,570,000	Macquarie Bank Ltd. 144A, 1.60%, 10/27/17 (a)	2,558
2,950,000	Macquarie Group Ltd. 144A, 1.33%, 1/31/17 (a)	2,956
1,970,000	Manufacturers & Traders Trust Co.,
	1.25%, 1/30/17	1,971
1,160,000	Marathon Oil Corp., 0.90%, 11/01/15	1,160
2,700,000	Martin Marietta Materials Inc., 1.43%, 6/30/17	2,683
760,000	McGraw Hill Financial Inc. 144A,
	3.30%, 8/14/20 (a)	774
280,000	McGraw Hill Financial Inc., 5.90%, 11/15/17	300
2,000,000	Metropolitan Life Global Funding I 144A,
	0.70%, 4/10/17 (a)	2,002
1,300,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (a)	1,296
700,000	Mizuho Bank Ltd. 144A, 0.78%, 9/25/17 (a)	697
1,380,000	Mizuho Bank Ltd. 144A, 1.30%, 4/16/17 (a)	1,375
1,080,000	Mizuho Bank Ltd. 144A, 1.70%, 9/25/17 (a)	1,078
2,280,000	Mobile Mini Inc., 7.88%, 12/01/20	2,383
2,195,000	Morgan Stanley, 1.06%, 7/23/19	2,173
4,000,000	Morgan Stanley, 1.46%, 1/27/20	4,021
3,000,000	Morgan Stanley, 5.45%, 1/09/17	3,143
1,510,000	Morgan Stanley, 6.63%, 4/01/18	1,678
830,000	Murphy Oil Corp., 2.50%, 12/01/17	814
3,750,000	Nabors Industries Inc., 2.35%, 9/15/16	3,732
1,520,000	National Oilwell Varco Inc., 1.35%, 12/01/17	1,508
4,700,000	Nederlandse Waterschapsbank NV 144A,
	1.25%, 9/18/17 (a)	4,722
2,200,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (a)	2,197
750,000	Newell Rubbermaid Inc., 2.15%, 10/15/18	750
1,040,000	NextEra Energy Capital Holdings Inc.,
	1.59%, 6/01/17	1,040
1,240,000	Nissan Motor Acceptance Corp. 144A,
	1.95%, 9/12/17 (a)	1,248
2,650,000	Nomura Holdings Inc., 1.79%, 9/13/16	2,664
1,130,000	Nordea Bank AB 144A, 1.88%, 9/17/18 (a)	1,133

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,685,000	Parker Hannifin Corp., 4.13%, 11/11/15 EUR (c)	$1,854
540,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (a)	535
2,900,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (a)	2,915
1,500,000	Perrigo Co. PLC, 1.30%, 11/08/16	1,484
1,500,000	Prudential Financial Inc., 1.10%, 8/15/18	1,505
2,030,000	Regions Financial Corp., 2.00%, 5/15/18	2,030
1,470,000	Reliance Standard Life Global Funding II 144A,
	2.15%, 10/15/18 (a)	1,469
1,860,000	Reynolds American Inc., 2.30%, 6/12/18	1,888
1,450,000	Rogers Communications Inc., 1.36%, 3/13/17
	CAD (c)	1,104
1,880,000	Sabine Pass LNG LP, 7.50%, 11/30/16	1,949
1,700,000	Santander Bank NA, 2.00%, 1/12/18	1,694
830,000	SBA Communications Corp., 5.63%, 10/01/19	870
1,885,000	Seagate HDD Cayman, 3.75%, 11/15/18	1,909
4,520,000	Siemens Financieringsmaatschappij NV 144A,
	1.45%, 5/25/18 (a)	4,513
1,400,000	Sinopec Capital 2013 Ltd. 144A,
	1.25%, 4/24/16 (a)	1,401
3,992,857	Southern California Edison Co., 1.85%, 2/01/22	3,969
6,050,000	Sparebank 1 Boligkreditt AS 144A,
	2.63%, 5/27/16 (a)	6,115
2,130,000	St Jude Medical Inc., 2.00%, 9/15/18	2,139
3,510,000	Standard Chartered PLC 144A,
	1.50%, 9/08/17 (a)	3,491
850,000	Sumitomo Mitsui Banking Corp.,
	0.99%, 7/19/16	852
2,000,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (a)	1,995
3,330,000	SunTrust Bank/Atlanta GA, 5.20%, 1/17/17	3,470
750,000	Synchrony Financial, 1.56%, 2/03/20	742
840,000	Synchrony Financial, 1.88%, 8/15/17	841
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,057
3,210,000	Talen Energy Supply LLC 144A,
	4.63%, 7/15/19 (a)	2,953
1,800,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (a)	1,803
1,695,000	Tenet Healthcare Corp., 6.25%, 11/01/18	1,814
950,000	Thermo Fisher Scientific Inc., 1.30%, 2/01/17	949
700,000	Thomson Reuters Corp., 1.30%, 2/23/17	699
1,690,000	Thomson Reuters Corp., 1.65%, 9/29/17	1,690
1,670,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (a)	1,693
1,500,000	Total Capital International SA, 0.88%, 8/10/18	1,503
487,000	TransAlta Corp., 1.90%, 6/03/17	481
670,000	TSMC Global Ltd. 144A, 0.95%, 4/03/16 (a)	668
910,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	896
3,100,000	UBS AG/Stamford CT, 1.80%, 3/26/18	3,106
650,000	Ventas Realty LP, 1.25%, 4/17/17	647
2,590,000	Verizon Communications Inc., 1.10%, 6/17/19	2,582
1,830,000	Verizon Communications Inc., 2.09%, 9/14/18	1,881
1,400,000	Volkswagen Group of America Finance LLC
	144A, 1.60%, 11/20/17 (a)	1,361
25,400,000	Volvo Treasury AB, 0.88%, 6/03/16 SEK (c)	2,985
1,200,000	Walgreens Boots Alliance Inc., 0.77%, 5/18/16	1,199
680,000	Walgreens Boots Alliance Inc., 1.75%, 11/17/17	680

Principal or Shares	Security Description	Value (000)

1,500,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (a)	$1,479
580,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 1.75%, 9/15/17 (a)	578
700,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (a)	698
970,000	Welltower Inc., 3.63%, 3/15/16	980
1,590,000	Windstream Corp., 7.88%, 11/01/17	1,692
2,140,000	WPX Energy Inc., 5.25%, 1/15/17	2,161
1,810,000	Zimmer Holdings Inc., 2.00%, 4/01/18	1,812
560,000	Zimmer Holdings Inc., 2.70%, 4/01/20	559
Total Corporate Bond (Cost - $411,438)		406,877
FDIC Guaranteed (1%)
401,210	FDIC Structured Sale Guaranteed Notes 144A,
	0.74%, 2/25/48 (a)	401
5,160,484	FDIC Structured Sale Guaranteed Notes 144A,
	0.91%, 12/04/20 (a)	5,178
1,019,667	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (a)	1,052
1,310,543	FDIC Trust 144A, 2.18%, 5/25/50 (a)	1,321
Total FDIC Guaranteed (Cost - $7,888)		7,952
Foreign Government (0%)
3,610,000	Instituto de Credito Oficial 144A,
	1.13%, 4/01/16 (a)
	(Cost - $3,607)	3,616
Mortgage Backed (7%)
799,723	Bank of America Mortgage 2002-K Trust,
	2.71%, 10/20/32	810
5,281,233	BLCP Hotel Trust 2014-CLRN 144A,
	1.15%, 8/15/29 (a)	5,256
2,200,000	CIFC Funding 2015-II Ltd. 144A,
	3.32%, 4/15/27 (a)	2,128
2,586,602	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (a)	2,443
2,177,930	Fannie Mae Connecticut Avenue Securities,
	1.15%, 5/25/24	2,157
1,115,250	Fannie Mae Connecticut Avenue Securities,
	1.15%, 5/25/24	1,109
4,585,914	Fannie Mae Connecticut Avenue Securities,
	1.39%, 7/25/24	4,577
2,493,856	Fannie Mae Connecticut Avenue Securities,
	1.80%, 1/25/24	2,499
1,367,606	Fannie Mae Connecticut Avenue Securities,
	2.20%, 10/25/23	1,379
1,508,284	FN 708229 ARM, 2.06%, 4/01/33	1,599
370,456	FN 743821 ARM, 2.04%, 11/01/33	393
453,381	FN 755867 ARM, 2.32%, 12/01/33	481
487,724	FN 790762 ARM, 2.17%, 9/01/34	515
541,026	FN 790764 ARM, 2.17%, 9/01/34	572
567,451	FN 794792 ARM, 2.22%, 10/01/34	600
825,181	FN 794797 ARM, 2.03%, 10/01/34	865
1,802,286	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 1.30%, 5/25/25	1,796
1,868,849	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 1.65%, 11/25/23	1,869
1,324,849	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 8.15%, 5/25/25	1,336

Annual Report    17

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

375,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.40%, 10/25/27	$427
1,049,516	Freddie Mac Structured Agency Credit Risk Debt Notes, 10.95%, 3/25/25	1,234
3,803,895	Hilton USA Trust 2013-HLF 144A,
	1.19%, 11/05/30 (a)	3,776
569,122	HomeBanc Mortgage Trust, 1.06%, 8/25/29	539
275,182	Indymac Index Mortgage Loan Trust,
	2.77%, 10/25/34	270
3,200,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.45%, 1/15/32 (a)	3,190
1,146,342	JP Morgan Mortgage Trust 144A,
	2.50%, 3/25/43 (a)	1,149
1,007,343	MLCC Mortgage Investors Inc., 2.13%, 2/25/36	997
623,169	MLCC Mortgage Investors Inc.,
	2.20%, 12/25/34	626
145,441	Morgan Stanley Mortgage Loan Trust 2004-5AR,
	2.12%, 7/25/34	145
2,701,592	Residential Asset Securitization Trust,
	6.00%, 8/25/36	2,244
360,129	Sequoia Mortgage Trust, 0.99%, 10/20/27	353
1,572,617	Sequoia Mortgage Trust, 1.45%, 2/25/43	1,528
1,707,992	Sequoia Mortgage Trust, 1.55%, 4/25/43	1,662
677,833	Sequoia Mortgage Trust, 2.87%, 1/25/42	682
720,305	Sequoia Mortgage Trust, 3.50%, 4/25/42	728
2,077,105	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (a)	2,081
1,118,634	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)	1,122
1,484,174	Structured Adjustable Rate Mortgage Loan Trust,
	2.53%, 8/25/34	1,454
389,671	Structured Asset Mortgage Investments Inc.,
	2.17%, 10/19/34	328
Total Mortgage Backed (Cost - $56,974)		56,919
Municipal (0%)
1,420,000	California Earthquake Authority,
	1.82%, 7/01/17
	(Cost - $1,420)	1,431
NCUA Guaranteed (0%)
56,097	NCUA Guaranteed Notes Trust 2010-R1,
	1.84%, 10/07/20
	(Cost - $56)	56
U.S. Government Agency (0%)
400,000	FNMA, 1.13%, 3/28/18
	(Cost - $400)	399
U.S. Treasury (28%)
40,500,000	U.S. Treasury Note, 0.63%, 7/31/17	40,473
8,000,000	U.S. Treasury Note, 0.63%, 8/31/17	7,988
40,366,000	U.S. Treasury Note, 0.63%, 9/30/17	40,281
28,125,000	U.S. Treasury Note, 0.88%, 11/15/17	28,174
62,100,000	U.S. Treasury Note, 1.00%, 2/15/18 (d)(e)	62,284
19,570,000	U.S. Treasury Note, 1.00%, 8/15/18	19,568
28,200,000	U.S. Treasury Note, 1.00%, 9/15/18	28,181
Total U.S. Treasury (Cost - $226,997)		226,949

Principal or Shares	Security Description	Value (000)
Purchased Put Options (0%)
990	Eurodollar 1-Year Mid-Curve Option, 97.5,
	3/11/16	$6
814	Eurodollar 1-Year Mid-Curve Option, 97.875,
	12/11/15	5
Total Purchased Put Options (Cost - $326)		11
Investment Company (1%)
8,216,035	Payden Cash Reserves Money Market Fund *
	(Cost - $8,216)	8,216
Total (Cost - $839,156) (102%)		833,231
Liabilities in excess of Other Assets (-2%)		(12,569)
Net Assets (100%)		$820,662

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(c)	Principal in foreign currency.
(d)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(e)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/9/2015	Euro (Sell 5,650)	Citibank, N.A.	$103
11/9/2015	Swedish Krona	BNP PARIBAS	70
	(Sell 25,554)

			$173

Liabilities:
11/9/2015	British Pound (Sell 2,569)	HSBC Bank USA,	$(72)
		N.A.
11/9/2015	Canadian Dollar	Royal Bank of	(12)
	(Sell 6,296)	Canada

			$(84)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (000s)
160	U.S. Treasury 5 Year	Jan-16	$(19,164)	$41
	Note Future

18   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Value (000s)
CDX.NA.IG.25	1.00%	Chicago Mercantile	Dec-20	USD 12,750	$(146)

See notes to financial statements.

Annual Report    19

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similiarly to its Investor Class.

Portfolio Composition - percent of value

Mortgage Backed	74%
U.S. Government Guaranteed	9%
U.S. Treasury	7%
Asset Backed	1%
Cash equivalent	9%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
2,035,029	United States Small Business Administration,
	2.88%, 9/10/21
	(Cost - $2,092)	$2,118
FDIC Guaranteed (4%)
430,799	FDIC Structured Sale Guaranteed Notes 144A,
	0.90%, 12/29/45 (a)	432
2,522,903	FDIC Structured Sale Guaranteed Notes 144A,
	0.91%, 12/04/20 (a)	2,532
1,444,528	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (a)	1,490
1,390,316	FDIC Trust 144A, 2.18%, 5/25/50 (a)	1,401
Total FDIC Guaranteed (Cost - $5,804)		5,855
Mortgage Backed (78%)
610,730	FH 1B8336 ARM, 3.08%, 6/01/41	650
384,022	FH 1B8378 ARM, 3.15%, 7/01/41	406
1,747,379	FH 1Q0740 ARM, 2.37%, 3/01/39	1,852
1,051,959	FH 1Q1363 ARM, 2.43%, 2/01/36	1,119
1,137,626	FH 2B0709 ARM, 2.07%, 8/01/42	1,170
1,234,947	FH 2B0721 ARM, 2.23%, 9/01/42	1,279
1,127,746	FH 2B0972 ARM, 2.02%, 11/01/42	1,167
3,109,569	FH 2B1143 ARM, 2.19%, 2/01/43	3,190
1,049,542	FH 2B1286 ARM, 2.06%, 4/01/43	1,085
1,130,253	FH 2B1317 ARM, 1.99%, 4/01/43	1,165
499,975	FH 849012 ARM, 1.97%, 3/01/43	515
731,521	FH 849486 ARM, 2.61%, 8/01/41	776
3,178,745	FH 849506 ARM, 2.95%, 11/01/44	3,293
1,956,603	FH 849707 ARM, 2.42%, 2/01/43	2,014
2,505,000	FHLMC Multifamily Structured Pass Through
	Certificates, 1.72%, 1/25/19	2,525
2,382,489	FHLMC Multifamily Structured Pass Through
	Certificates, 3.15%, 2/25/18	2,473
540,969	FHR 3997 PJ, 3.00%, 1/15/40	547
646,111	FHR 4030 CG, 2.50%, 4/15/27	669
677,191	FHR 4073 BE, 2.00%, 5/15/39	681
5,000,000	FN, 3.50%, 15YR TBA (b)	5,279
479,712	FN 555936 ARM, 2.24%, 9/01/33	510

Principal or Shares	Security Description	Value (000)

1,189,547	FN 784365 ARM, 1.93%, 5/01/34	$1,248
613,668	FN 795816 ARM, 1.98%, 7/01/34	644
103,589	FN 838958 ARM, 2.26%, 8/01/35	110
101,555	FN 849088 ARM, 2.16%, 11/01/35	107
127,105	FN 866093 ARM, 2.38%, 3/01/36	137
2,052,779	FN 870542 ARM, 2.14%, 3/01/36	2,186
1,116,903	FN 890434 15YR, 3.00%, 7/01/27	1,166
1,843,442	FN AB7995 10YR, 2.50%, 2/01/23	1,894
575,627	FN AC0045 ARM, 1.94%, 10/01/38	607
1,225,636	FN AE0193 ARM, 2.34%, 7/01/40	1,309
1,439,901	FN AE0289 ARM, 2.43%, 5/01/40	1,539
916,034	FN AI4019 ARM, 3.45%, 7/01/41	971
984,725	FN AL0407 30YR, 6.50%, 4/01/39	1,140
432,479	FN AL0502 ARM, 3.01%, 6/01/41	455
1,908,032	FN AL1869 15YR, 3.00%, 6/01/27	1,992
2,543,023	FN AL2095 15YR, 3.00%, 6/01/27	2,656
1,842,196	FN AL2221 15YR, 3.00%, 7/01/27	1,923
1,547,428	FN AL5596 ARM, 2.53%, 2/01/44	1,601
1,893,619	FN AL5790 ARM, 2.55%, 10/01/44	1,950
1,943,765	FN AL5967 ARM, 2.55%, 11/01/44	2,002
1,108,811	FN AO2280 ARM, 2.12%, 10/01/42	1,142
1,335,070	FN AO7975 15YR, 3.00%, 6/01/27	1,394
725,565	FN AP0619 ARM, 2.21%, 7/01/42	747
1,042,810	FN AP4080 ARM, 2.26%, 9/01/42	1,080
1,551,710	FN AP4746 15YR, 3.00%, 8/01/27	1,620
540,001	FN AP7869 ARM, 2.23%, 8/01/42	559
1,221,446	FN AQ4765 10YR, 2.50%, 11/01/22	1,255
987,700	FN AU6974 ARM, 2.74%, 11/01/43	1,033
1,916,735	FN AU8673 ARM, 2.72%, 2/01/44	1,987
1,743,955	FN AY4068 ARM, 2.34%, 4/01/44	1,789
5,678,523	FN AY8461 ARM, 2.42%, 8/01/45	5,817
2,942,010	FN AZ2886 ARM, 2.69%, 9/01/45	3,024
2,444,410	FN AZ4380 ARM, 2.51%, 8/01/45	2,515
2,533,105	FN MA1766 10YR, 2.50%, 1/01/24	2,603
2,000,000	FN-Aces, 2.03%, 3/25/19	2,030
5,280,000	FN-Aces, 2.32%, 11/25/18	5,417
395,495	FNR 2002-10-FA, 0.95%, 2/25/32	404
1,072,916	FNR 2011-127 UC, 2.50%, 6/25/39	1,091

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

562,402	FNW 2002-W6-2A, 6.79%, 6/25/42	$651
501,039	G2 3515 30YR, 5.50%, 2/20/34	565
2,375,227	G2 5301 15YR, 3.50%, 2/20/27	2,511
1,237,982	G2 778200 20YR, 4.00%, 2/20/32	1,331
779,968	G2 778203 20YR, 4.75%, 2/20/32	858
695,971	G2 82457 ARM, 1.75%, 1/20/40	716
1,531,475	GN 728153, 5.50%, 10/15/29	1,727
884,293	GN 737791 30YR, 4.50%, 12/15/40	970
692,341	GNR 2008-32 PA, 4.00%, 8/16/37	734
698,882	GNR 2009-26 BA, 4.00%, 1/16/38	744
17,251,599	GNR 2014-79 ST, 1.15%, 7/20/29	633
Total Mortgage Backed (Cost - $104,548)		104,949
NCUA Guaranteed (6%)
1,174,016	NCUA Guaranteed Notes Trust 2010-A1,
	0.54%, 12/07/20	1,174
920,813	NCUA Guaranteed Notes Trust 2010-R1,
	0.65%, 10/07/20	925
61,985	NCUA Guaranteed Notes Trust 2010-R1,
	1.84%, 10/07/20	62
2,532,859	NCUA Guaranteed Notes Trust 2010-R3,
	2.40%, 12/08/20	2,564
1,197,215	NCUA Guaranteed Notes Trust 2011-R2,
	0.59%, 2/06/20	1,201
1,392,252	NCUA Guaranteed Notes Trust 2011-R4,
	0.58%, 3/06/20	1,395
282,422	NCUA Guaranteed Notes Trust 2011-R5,
	0.57%, 4/06/20	283
20,006	NCUA Guaranteed Notes Trust 2011-R6,
	0.58%, 5/07/20	20
Total NCUA Guaranteed (Cost - $7,616)		7,624
U.S. Treasury (7%)
3,185,276	U.S. Treasury Inflation Indexed Bonds,
	0.13%, 4/15/20	3,164
2,000,000	U.S. Treasury Note, 1.38%, 7/31/18	2,021
2,000,000	U.S. Treasury Note, 1.38%, 2/28/19	2,014
2,000,000	U.S. Treasury Note, 1.63%, 6/30/19	2,025
Total U.S. Treasury (Cost - $9,203)		9,224

Principal or Shares	Security Description	Value (000)

Purchased Put Options (0%)
185	Eurodollar 1-Year Mid-Curve Option, 97.5,
	3/11/16
	(Cost - $ 26)	$1
Investment Company (10%)
13,048,513	Payden Cash Reserves Money Market Fund *
	(Cost - $ 13,048)	13,048
Total (Cost - $ 142,337) (106%)		142,819
Liabilities in excess of Other Assets (-6%)		(7,723)
Net Assets (100%)		$135,096

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
50	U.S. Treasury 5 Year Note	Jan-16	$5,989	$(40)
	Future

See notes to financial statements.

Annual Report    21

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Mortgage Backed	95%
U.S. Government Guaranteed	3%
Cash Equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (2%)
1,303,933	FDIC Structured Sale Guaranteed Notes 144A,
	0.74%, 2/25/48 (a)	$1,305
1,163,156	FDIC Structured Sale Guaranteed Notes 144A,
	0.90%, 12/29/45 (a)	1,166
4,257,399	FDIC Structured Sale Guaranteed Notes 144A,
	0.91%, 12/04/20 (a)	4,272
Total FDIC Guaranteed (Cost - $6,732)		6,743
Mortgage Backed (144%)
1,147,365	Fannie Mae Multifamily Remic Trust 2015-M12, 0.54%, 4/25/20	1,147
3,782,044	Fannie Mae-Aces, 0.42%, 6/25/18	3,783
891,704	Fannie Mae-Aces, 0.45%, 5/25/18	891
2,830,206	Fannie Mae-Aces, 0.45%, 3/25/19	2,828
1,618,282	FH 1J1279 ARM, 2.13%, 4/01/36	1,712
2,623,542	FH 1Q0062 ARM, 1.96%, 11/01/35	2,759
1,036,523	FH 2B1143 ARM, 2.19%, 2/01/43	1,063
1,158,183	FH 847228 ARM, 2.56%, 1/01/34	1,241
160,418	FHLMC Multifamily Structured Pass Through Certificates, 0.54%, 4/25/19	160
379,177	FHLMC Multifamily Structured Pass Through Certificates, 0.58%, 7/25/20	380
1,224,780	FN 832100 ARM, 2.41%, 7/01/35	1,306
1,864,293	FN AE0289 ARM, 2.43%, 5/01/40	1,992
1,612,949	FN AK0419 ARM, 2.46%, 12/01/27	1,711
3,429,060	FN AL0891 ARM, 3.46%, 9/01/41	3,619
3,470,175	FN AL2493 ARM, 2.41%, 10/01/42	3,570
13,427	FNR 1998-12 A, 3.89%, 2/25/18	14
38,000,000	G2, 3.00%, 30YR TBA (b)	38,816
72,300,000	G2, 3.50%, 30YR TBA (b)	75,758
17,450,000	G2, 4.00%, 30YR TBA (b)	18,572
100,495	G2 3133 30YR, 6.50%, 9/20/31	119
1,181,243	G2 3415 30YR, 5.50%, 7/20/33	1,333
827,475	G2 3515 30YR, 5.50%, 2/20/34	934
1,142,727	G2 3584 30YR, 6.00%, 7/20/34	1,310
952,510	G2 3599 30YR, 6.50%, 8/20/34	1,121
894,484	G2 3711 30YR, 5.50%, 5/20/35	1,008

Principal or Shares	Security Description	Value (000)

1,181,637	G2 3747 30YR, 5.00%, 8/20/35	$1,309
729,372	G2 3772 30YR, 5.00%, 10/20/35	808
1,369,184	G2 3785 30YR, 5.00%, 11/20/35	1,515
2,338,775	G2 3819 30YR, 5.50%, 2/20/36	2,627
313,185	G2 3891 30YR, 6.50%, 8/20/36	359
1,772,747	G2 4802 30YR, 5.00%, 9/20/40	1,971
1,059,248	G2 4945 30YR, 4.00%, 2/20/41	1,137
1,027,342	G2 4978 30YR, 4.50%, 3/20/41	1,121
2,879,856	G2 5083 30YR, 5.00%, 6/20/41	3,203
1,114,929	G2 5140 30YR, 4.50%, 8/20/41	1,217
1,350,270	G2 713314 30YR, 6.00%, 3/20/39	1,523
289,538	G2 728869 30YR, 4.13%, 4/20/40	309
613,377	G2 728870 30YR, 4.63%, 4/20/40	664
201,749	G2 736498 30YR, 4.13%, 4/20/40	216
210,012	G2 736499 30YR, 4.63%, 4/20/40	227
313,728	G2 742040 30YR, 4.13%, 5/20/40	335
189,268	G2 742041 30YR, 4.63%, 6/20/40	204
3,923,829	G2 757211 30YR, 4.50%, 12/20/40	4,295
837,033	G2 770239 30YR, 4.00%, 2/20/42	899
471,491	G2 80013 ARM, 2.00%, 11/20/26	490
403,870	G2 80029 ARM, 1.75%, 1/20/27	416
822,620	G2 80044 ARM, 1.75%, 2/20/27	846
1,178,855	G2 80052 ARM, 1.75%, 3/20/27	1,213
142,453	G2 8006 ARM, 1.63%, 7/20/22	147
2,259,717	G2 80074 ARM, 1.75%, 5/20/27	2,336
117,495	G2 80311 ARM, 1.63%, 8/20/29	122
2,542,822	G2 80319 ARM, 1.63%, 9/20/29	2,632
595,258	G2 8041 ARM, 1.63%, 8/20/22	616
171,000	G2 80424 ARM, 1.63%, 7/20/30	177
314,077	G2 80428 ARM, 2.00%, 7/20/30	327
763,468	G2 80541 ARM, 1.63%, 9/20/31	792
564,902	G2 80569 ARM, 1.75%, 1/20/32	581
347,218	G2 80570 ARM, 1.75%, 1/20/32	355
134,091	G2 80579 ARM, 1.75%, 2/20/32	138
1,776,793	G2 80637 ARM, 1.63%, 9/20/32	1,841
5,724,899	G2 80749 ARM, 1.63%, 10/20/33	5,952
3,880,254	G2 80795 ARM, 1.63%, 12/20/33	4,015
1,664,107	G2 80826 ARM, 1.75%, 2/20/34	1,712

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,460,246	G2 80835 ARM, 1.75%, 2/20/34	$2,530
458,497	G2 80837 ARM, 1.75%, 2/20/34	472
459,721	G2 81018 ARM, 1.63%, 8/20/34	477
22,426	G2 81044 ARM, 1.63%, 8/20/34	23
89,127	G2 8121 ARM, 1.75%, 1/20/23	92
1,749,966	G2 81214 ARM, 1.75%, 1/20/35	1,799
638,408	G2 81220 ARM, 1.75%, 1/20/35	656
606,079	G2 81278 ARM, 1.75%, 3/20/35	623
2,342,514	G2 81282 ARM, 1.75%, 3/20/35	2,410
440,084	G2 81938 ARM, 1.63%, 7/20/37	454
4,529,935	G2 82074 ARM, 1.75%, 5/20/38	4,685
2,706,229	G2 82107 ARM, 1.63%, 7/20/38	2,808
288,691	G2 82151 ARM, 1.63%, 9/20/38	298
125,417	G2 8228 ARM, 1.63%, 7/20/23	130
4,395,604	G2 82457 ARM, 1.75%, 1/20/40	4,519
2,383,290	G2 82463 ARM, 2.75%, 1/20/40	2,478
936,953	G2 83031 ARM, 2.50%, 1/20/42	965
1,102,260	G2 83048 ARM, 3.00%, 2/20/42	1,144
307,131	G2 8358 ARM, 1.75%, 1/20/24	316
236,715	G2 8359 ARM, 1.75%, 1/20/24	244
223,439	G2 8371 ARM, 1.75%, 2/20/24	230
117,493	G2 8373 ARM, 1.75%, 2/20/24	121
1,083,148	G2 8547 ARM, 2.00%, 11/20/24	1,123
93,906	G2 8580 ARM, 2.00%, 1/20/25	98
142,957	G2 8595 ARM, 2.00%, 2/20/25	148
63,121	G2 8855 ARM, 2.00%, 10/20/21	65
445,668	G2 8968 ARM, 1.63%, 9/20/26	462
1,489,671	G2 8991 ARM, 1.63%, 10/20/26	1,546
4,566,822	G2 MA1012 30YR, 3.50%, 5/20/43	4,799
6,382,897	G2 MA1089 30YR, 3.00%, 6/20/43	6,556
2,845,831	G2 MA1285 30YR, 3.50%, 9/20/43	2,989
5,507,645	G2 MA1520 30YR, 3.00%, 12/20/43	5,657
7,223,517	G2 MA2372 30YR, 4.00%, 11/20/44	7,694
2,667,517	G2 MA2894 30YR, 4.50%, 6/20/45	2,877
10,000,000	GN, 4.00%, 30YR TBA (b)	10,652
919,091	GN 366983 30YR, 4.00%, 6/15/41	980
7,665,625	GN 367090 30YR, 4.50%, 7/15/41	8,459
8,538,926	GN 367092 30YR, 4.50%, 7/15/41	9,352
2,953,977	GN 455989 15YR, 5.00%, 7/15/26	3,271
109,222	GN 524825 30YR, 5.47%, 10/15/29	122
86,103	GN 524869 30YR, 5.47%, 1/15/30	96
199,095	GN 524925 30YR, 5.47%, 2/15/30	222
93,267	GN 524968 30YR, 5.47%, 3/15/30	104
117,530	GN 524996 30YR, 5.47%, 5/15/30	131
144,387	GN 525015 30YR, 5.47%, 6/15/30	161
105,506	GN 525033 30YR, 5.47%, 7/15/30	118
45,389	GN 546392 30YR, 5.47%, 2/15/31	51
428,081	GN 558954 20YR, 5.25%, 5/15/29	478
1,161,233	GN 558956 30YR, 4.50%, 6/15/29	1,268
64,218	GN 596009 30YR, 5.75%, 7/15/32	72
83,003	GN 596023 30YR, 5.75%, 7/15/32	93
54,272	GN 596035 30YR, 5.75%, 8/15/32	61
259,638	GN 596054 30YR, 5.75%, 8/15/32	294
148,560	GN 596071 30YR, 5.75%, 8/15/32	167
103,669	GN 596072 30YR, 5.75%, 7/15/32	116
238,553	GN 596090 30YR, 5.75%, 8/15/32	269
316,056	GN 596135 30YR, 5.75%, 8/15/32	357
137,945	GN 596166 30YR, 5.75%, 8/15/32	155
218,158	GN 596178 30YR, 5.75%, 9/15/32	247
102,867	GN 596197 30YR, 5.75%, 8/15/32	116

Principal or Shares	Security Description	Value (000)

159,840	GN 596225 30YR, 5.75%, 9/15/32	$180
31,145	GN 596231 30YR, 5.75%, 9/15/32	35
182,330	GN 596237 30YR, 5.75%, 9/15/32	205
41,827	GN 596312 30YR, 5.75%, 9/15/32	47
63,056	GN 596313 30YR, 5.75%, 9/15/32	71
141,977	GN 596396 30YR, 5.75%, 9/15/32	160
191,499	GN 601699 30YR, 5.70%, 12/15/32	215
444,238	GN 601738 30YR, 5.25%, 1/15/33	495
314,093	GN 601772 30YR, 5.25%, 1/15/33	350
172,347	GN 601774 30YR, 5.25%, 1/15/33	191
161,881	GN 601775 30YR, 5.70%, 1/15/33	182
184,209	GN 601786 30YR, 5.25%, 2/15/33	204
228,051	GN 601791 30YR, 5.25%, 2/15/33	253
120,896	GN 601810 30YR, 5.25%, 2/15/33	134
192,144	GN 601845 30YR, 5.25%, 2/15/33	213
202,174	GN 601858 30YR, 5.70%, 2/15/33	227
1,049,506	GN 601872 30YR, 5.25%, 3/15/33	1,189
304,010	GN 601937 30YR, 5.25%, 3/15/33	339
106,423	GN 602002 30YR, 5.25%, 3/15/33	118
93,804	GN 602043 30YR, 5.25%, 4/15/33	104
590,707	GN 605099 30YR, 5.50%, 3/15/34	675
151,256	GN 613272 30YR, 5.25%, 5/15/33	168
94,513	GN 613354 30YR, 5.45%, 7/15/33	106
110,514	GN 613355 30YR, 5.70%, 4/15/33	124
61,687	GN 613379 30YR, 5.45%, 7/15/33	69
1,444,663	GN 616826 30YR, 5.50%, 1/15/35	1,619
1,428,797	GN 629903 35YR, 5.80%, 6/15/42	1,456
1,951,946	GN 673234 30YR, 6.00%, 11/15/38	2,222
597,641	GN 677318 30YR, 6.00%, 9/15/38	685
2,644,182	GN 704439 30YR, 4.50%, 3/15/39	2,892
3,397,537	GN 710868 30YR, 5.50%, 9/15/39	3,856
925,589	GN 728153 20YR, 5.50%, 10/15/29	1,044
556,275	GN 728159 20YR, 5.25%, 11/15/29	620
5,743,975	GN 734089 30YR, 4.00%, 12/15/40	6,142
1,188,804	GN 743362 30YR, 4.75%, 6/15/40	1,314
107,950	GN 743363 30YR, 4.25%, 5/15/40	116
116,156	GN 743502 30YR, 4.25%, 6/15/40	125
505,903	GN 743503 30YR, 4.75%, 6/15/40	555
182,428	GN 743611 30YR, 4.75%, 6/15/40	199
6,395,800	GN 745187 30YR, 4.50%, 7/15/40	7,016
131,196	GN 747368 30YR, 4.75%, 7/15/40	143
190,840	GN 747491 30YR, 4.75%, 7/15/40	208
65,340	GN 747740 30YR, 4.25%, 9/15/40	70
286,492	GN 747741 30YR, 4.75%, 9/15/40	313
869,360	GN 761040 30YR, 4.25%, 3/15/41	934
678,542	GN 762726 30YR, 4.25%, 3/15/41	731
787,249	GN 763012 30YR, 4.25%, 4/15/41	844
826,060	GN 763216 30YR, 4.25%, 4/15/41	893
126,137	GN 768721 30YR, 4.25%, 4/15/41	136
63,220	GN 768886 30YR, 4.25%, 6/15/41	68
508,507	GN 781636 30YR, 5.50%, 7/15/33	581
636,847	GN 781810 30YR, 5.50%, 10/15/34	724
1,555,489	GN 782835 30YR, 6.00%, 12/15/39	1,769
1,721,999	GN 782858 30YR, 6.00%, 11/15/39	1,958
397,014	GNR 1999-18 FA, 0.50%, 5/16/29	398
99,369	GNR 1999-40 FE, 0.75%, 11/16/29	100
329,829	GNR 1999-40 FK, 0.75%, 11/16/29	332
86,330	GNR 1999-45 FC, 0.60%, 12/16/29	86
103,595	GNR 1999-45 FH, 0.65%, 12/16/29	104
140,777	GNR 2000-22 FG, 0.40%, 5/16/30	141

Annual Report    23

Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

386,871	GNR 2000-9 FG, 0.80%, 2/16/30	$391
407,522	GNR 2000-9 FH, 0.70%, 2/16/30	410
328,151	GNR 2001-19 F, 0.70%, 5/16/31	331
36,427	GNR 2001-21 FN, 0.40%, 8/16/22	36
1,470,602	GNR 2001-22 FG, 0.55%, 5/16/31	1,479
674,527	GNR 2001-31 FA, 0.45%, 6/16/31	678
593,853	GNR 2001-35 FA, 0.45%, 8/16/31	595
1,837,710	GNR 2001-47 FA, 0.60%, 9/16/31	1,847
636,729	GNR 2001-59 FA, 0.60%, 11/16/24	640
319,550	GNR 2001-65 FV, 0.59%, 2/20/29	321
394,494	GNR 2002-11 FJ, 0.69%, 2/20/32	397
369,366	GNR 2002-13 FA, 0.70%, 2/16/32	373
1,063,377	GNR 2002-48 FG, 0.50%, 12/16/30	1,066
523,184	GNR 2002-48 FT, 0.40%, 12/16/26	524
1,004,705	GNR 2002-5 FP, 0.75%, 1/16/32	1,012
674,493	GNR 2002-72 FA, 0.59%, 10/20/32	677
310,267	GNR 2002-72 FB, 0.59%, 10/20/32	311
695,782	GNR 2002-72 FE, 0.59%, 10/20/32	699
820,223	GNR 2002-76 F, 0.40%, 1/16/31	822
187,975	GNR 2002-76 FY, 0.50%, 12/16/26	188
25,248	GNR 2002-79 FB, 0.45%, 11/16/32	25
1,218,776	GNR 2003-71 FC, 0.69%, 7/20/33	1,230
1,913,120	GNR 2003-94 FB, 0.50%, 12/16/30	1,918
2,981,255	GNR 2004-56 F, 0.59%, 6/20/33	2,994
1,623,186	GNR 2004-59 FH, 0.45%, 8/16/34	1,626
384,981	GNR 2004-73 JM, 0.00%, 9/16/34	373
484,033	GNR 2006-47 FA, 0.40%, 8/16/36	485
2,815,004	GNR 2006-60 FK, 0.40%, 11/20/36	2,813
399,799	GNR 2006-64 PO, 0.00%, 4/16/34	396
2,690,825	GNR 2007-54 FC, 0.45%, 9/20/37	2,699
961,294	GNR 2007-76 FB, 0.69%, 11/20/37	971
2,623,712	GNR 2008-15 CF, 0.70%, 2/20/38	2,650
622,172	GNR 2008-2 FH, 0.64%, 1/20/38	627
3,385,637	GNR 2008-67 UF, 0.64%, 6/20/38	3,418
1,388,594	GNR 2009-87 FB, 0.84%, 9/20/39	1,406
17,111,182	GNR 2014-69 IB, 1.13%, 6/20/36	761
40,060,207	GNR 2014-79 ST, 1.15%, 7/20/29	1,469
17,407,810	GNR 2014-99 ID, 1.23%, 11/20/36	737
Total Mortgage Backed (Cost - $393,528)		400,537

Principal or Shares	Security Description	Value (000)
NCUA Guaranteed (3%)
3,118,906	NCUA Guaranteed Notes Trust 2010-R2, 0.56%, 11/06/17	$3,125
1,382,772	NCUA Guaranteed Notes Trust 2011-R3, 0.60%, 3/11/20	1,387
2,988,039	NCUA Guaranteed Notes Trust 2011-R4, 0.58%, 3/06/20	2,993
609,465	NCUA Guaranteed Notes Trust 2011-R5, 0.57%, 4/06/20	610
Total NCUA Guaranteed (Cost - $8,116)		8,115
Purchased Put Options (0%)
200	Eurodollar 1-Year Mid-Curve Option, 97.875, 3/11/16	5
200	Eurodollar 1-Year Mid-Curve Option, 98, 12/11/15	1
Total Purchased Put Options (Cost - $121)		6
Investment Company (3%)
6,822,106	Payden Cash Reserves Money Market Fund *
	(Cost - $6,822)	6,822
Total (Cost - $415,319) (152%)		422,223
Liabilities in excess of Other Assets (-52%)		(143,615)
Net Assets (100%)		$278,608

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (000s)
150	U.S. Treasury 2 Year Note Future	Jan-16	$(32,798)	$21

See notes to financial statements.

24   Payden Mutual Funds

Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Corporate Bond	43%
Mortgage Backed	29%
U.S. Treasury	9%
Investment Company	8%
Asset Backed	5%
Other	6%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
6,020,000	Babson CLO Ltd. 144A, 1.42%, 4/20/25 (a)	$5,920
97,323	Chase Funding Mortgage Loan Asset-Backed
	Certificates, 0.86%, 11/25/32	93
1,778,264	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (a)	1,747
1,428,469	Colony American Homes 2014-2 144A,
	1.15%, 7/17/31 (a)	1,396
1,879,103	Colony American Homes 2015-1 144A,
	1.40%, 7/17/32 (a)	1,839
6,665,000	Dryden XXII Senior Loan Fund 144A,
	1.42%, 8/15/25 (a)	6,549
1,125,000	Eaton Vance CLO 2015-1 Ltd. 144A,
	4.52%, 10/20/26 (a)	1,091
1,510,831	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (a)	1,490
1,810,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.20%, 6/17/31 (a)	1,773
1,980,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.30%, 9/17/31 (a)	1,944
2,100,000	Invitation Homes 2014-SFR3 Trust 144A,
	1.40%, 12/17/31 (a)	2,065
3,160,720	Invitation Homes 2015-SFR3 Trust 144A,
	1.50%, 8/17/32 (a)	3,107
2,460,859	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (a)	2,696
601,363	Nelnet Student Loan Trust 2014-2A 144A,
	0.48%, 6/25/21 (a)	599
2,000,000	SLM Student Loan Trust, 0.58%, 7/26/21	1,989
6,395,000	Tyron Park CLO Ltd. 144A, 1.44%, 7/15/25 (a)	6,298
1,268,091	VOLT XXV LLC 144A, 3.50%, 6/26/45 (a)	1,259
1,788,435	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (a)	1,791
280,772	Volvo Financial Equipment LLC Series 2014-1
	144A, 0.54%, 11/15/16 (a)	281
Total Asset Backed (Cost - $44,276)		43,927
Corporate Bond (50%)
3,000,000	AbbVie Inc., 3.60%, 5/14/25	2,955

Principal or Shares	Security Description	Value (000)

3,000,000	Actavis Funding SCS, 1.20%, 9/01/16	$2,997
3,000,000	Actavis Funding SCS, 3.45%, 3/15/22	2,985
2,325,000	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust, 5.00%, 10/01/21	2,435
3,800,000	Air Canada 2015-1 Class A Pass Through Trust
	144A, 3.60%, 3/15/27 (a)	3,672
1,995,000	Air Lease Corp., 5.63%, 4/01/17	2,092
655,000	Alibaba Group Holding Ltd. 144A,
	3.60%, 11/28/24 (a)	637
1,190,410	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (a)	1,292
2,700,000	Ally Financial Inc., 4.13%, 2/13/22	2,739
3,150,000	Amazon.com Inc., 3.30%, 12/05/21	3,276
2,750,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (a)	2,377
2,045,000	Apollo Management Holdings LP 144A,
	4.00%, 5/30/24 (a)	2,058
2,100,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.34%, 12/15/19 (a)	2,074
1,600,000	AT&T Inc., 3.40%, 5/15/25	1,556
2,500,000	AT&T Inc., 4.75%, 5/15/46	2,304
2,880,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)	2,901
1,310,000	Aviation Capital Group Corp. 144A,
	4.63%, 1/31/18 (a)	1,353
1,590,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 5.50%, 4/01/23	1,654
240,000	Bank of America Corp., 3.95%, 4/21/25	237
2,000,000	Bank of America Corp., 6.10%, 12/29/49	2,025
1,640,000	Bank of America Corp., 6.88%, 4/25/18	1,832
1,900,000	Banque Federative du Credit Mutuel SA 144A,
	2.75%, 10/15/20 (a)	1,900
1,340,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	1,446
1,150,000	Barclays PLC, 2.75%, 11/08/19	1,155
2,300,000	Baxalta Inc. 144A, 2.88%, 6/23/20 (a)	2,300
1,100,000	Baxalta Inc. 144A, 4.00%, 6/23/25 (a)	1,108
1,935,000	BB&T Corp., 4.90%, 6/30/17	2,036

Annual Report    25

Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,353,000	BBVA Banco Continental SA 144A,
	2.25%, 7/29/16 (a)	$1,365
1,440,000	BBVA Banco Continental SA 144A,
	3.25%, 4/08/18 (a)	1,465
3,920,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	4,108
1,500,000	Berry Plastics Corp., 5.13%, 7/15/23	1,489
3,100,000	Biogen Inc., 4.05%, 9/15/25	3,144
2,805,000	Block Financial LLC, 4.13%, 10/01/20	2,852
3,000,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (a)	3,006
860,000	Boston Scientific Corp., 2.85%, 5/15/20	860
1,500,000	CCO Holdings LLC / CCO Holdings Capital
	Corp., 7.38%, 6/01/20	1,560
2,300,000	Celgene Corp., 3.55%, 8/15/22	2,341
1,500,000	CHS/Community Health Systems Inc.,
	8.00%, 11/15/19	1,567
2,300,000	Citigroup Inc., 4.45%, 9/29/27	2,303
2,650,000	Citizens Bank NA/Providence RI,
	2.45%, 12/04/19	2,633
3,800,000	Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (a)	3,867
710,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	715
1,860,000	CNPC General Capital Ltd. 144A,
	1.45%, 4/16/16 (a)	1,861
1,125,000	Compass Bank, 2.75%, 9/29/19	1,117
900,000	Compass Bank, 3.88%, 4/10/25	840
1,200,000	Credit Suisse Group Funding Guernsey Ltd.
	144A, 2.75%, 3/26/20 (a)	1,197
1,100,000	Credit Suisse Group Funding Guernsey Ltd.
	144A, 3.75%, 3/26/25 (a)	1,078
2,000,000	CVS Health Corp., 4.88%, 7/20/35	2,112
1,220,653	CVS Pass-Through Trust 144A,
	5.79%, 1/10/26 (a)	1,362
1,643,508	CVS Pass-Through Trust Series 2014 144A,
	4.16%, 8/10/36 (a)	1,619
700,000	DaVita HealthCare Partners Inc.,
	5.13%, 7/15/24	712
2,215,000	Dean Foods Co. 144A, 6.50%, 3/15/23 (a)	2,342
3,000,000	Deutsche Bank AG, 2.95%, 8/20/20	3,012
1,695,000	Dignity Health, 3.13%, 11/01/22	1,694
1,165,000	Dignity Health, 4.50%, 11/01/42	1,116
2,000,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	2,025
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,249
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,327
1,025,000	Exelon Generation Co. LLC, 6.20%, 10/01/17	1,097
3,200,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (a)	3,166
1,800,000	FedEx Corp., 4.50%, 2/01/65	1,603
1,454,117	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (a)	1,410
1,350,000	Fifth Third Bank/Cincinnati OH,
	2.15%, 8/20/18	1,360
2,730,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	2,723
1,330,000	FS Investment Corp., 4.25%, 1/15/20	1,345
1,980,000	General Motors Financial Co. Inc.,
	3.10%, 1/15/19	1,988
4,045,000	Glencore Funding LLC 144A, 1.49%, 5/27/16 (a)	3,951
1,505,000	Goldman Sachs Group Inc., 1.52%, 4/30/18	1,520
2,700,000	Goldman Sachs Group Inc., 2.55%, 10/23/19	2,721

Principal or Shares	Security Description	Value (000)

2,500,000	Harris Corp., 2.70%, 4/27/20	$2,459
2,040,000	HCA Inc., 5.88%, 5/01/23	2,173
3,060,000	Heathrow Funding Ltd. 144A,
	4.88%, 7/15/21 (a)	3,363
2,205,000	Hertz Corp., 6.75%, 4/15/19	2,268
2,000,000	Hewlett Packard Enterprise Co. 144A,
	2.45%, 10/05/17 (a)	2,007
2,650,000	Hewlett Packard Enterprise Co. 144A,
	4.90%, 10/15/25 (a)	2,624
3,000,000	Hewlett Packard Enterprise Co. 144A,
	6.20%, 10/15/35 (a)	2,935
1,000,000	Hexion U.S. Finance Corp., 6.63%, 4/15/20	852
2,200,000	HSBC USA Inc., 2.00%, 8/07/18	2,203
1,700,000	Hyundai Capital America 144A,
	2.60%, 3/19/20 (a)	1,673
1,500,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	1,521
4,050,000	Imperial Tobacco Finance PLC 144A,
	3.75%, 7/21/22 (a)	4,106
1,440,000	Industrial & Commercial Bank of China
	Ltd./New York, 3.23%, 11/13/19	1,473
2,500,000	ING Bank NV 144A, 2.05%, 8/17/18 (a)	2,512
2,050,000	Inter-American Development Bank,
	3.88%, 9/17/19	2,235
680,000	International Lease Finance Corp.,
	2.29%, 6/15/16	680
900,000	Iron Mountain Inc., 5.75%, 8/15/24	908
2,000,000	Jackson National Life Global Funding 144A,
	0.57%, 7/29/16 (a)	2,001
920,000	Jackson National Life Global Funding 144A,
	1.88%, 10/15/18 (a)	922
3,180,000	JPMorgan Chase & Co., 1.22%, 1/25/18	3,193
2,370,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22	2,445
3,760,000	Kennametal Inc., 2.65%, 11/01/19	3,734
1,760,000	KeyCorp, 2.90%, 9/15/20	1,775
2,100,000	Kinder Morgan Inc./DE, 5.30%, 12/01/34	1,773
3,450,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (a)	3,579
3,700,000	Kraft Heinz Foods Co. 144A, 3.50%, 7/15/22 (a)	3,776
1,400,000	Lam Research Corp., 3.80%, 3/15/25	1,315
2,150,000	Latam Airlines 2015-1 Pass Through Trust A
	144A, 4.20%, 11/15/27 (a)	2,048
2,260,000	LifePoint Health Inc., 5.50%, 12/01/21	2,300
2,400,000	Lloyds Bank PLC, 2.00%, 8/17/18	2,416
2,890,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (a)	2,913
1,500,000	Massachusetts Mutual Life Insurance Co. 144A,
	4.50%, 4/15/65 (a)	1,391
1,570,000	McGraw Hill Financial Inc., 5.90%, 11/15/17	1,680
1,340,000	MDC Holdings Inc., 6.00%, 1/15/43	1,092
2,100,000	Mead Johnson Nutrition Co., 4.13%, 11/15/25	2,126
1,843,000	MeadWestvaco Corp., 7.95%, 2/15/31	2,415
2,200,000	Medtronic Inc., 3.15%, 3/15/22	2,252
1,540,000	MetLife Inc., 6.40%, 12/15/36	1,693
322,000	MetLife Inc., 10.75%, 8/01/39	508
1,500,000	Mobile Mini Inc., 7.88%, 12/01/20	1,567
1,440,000	Morgan Stanley, 1.17%, 1/24/19	1,435
2,350,000	Morgan Stanley, 4.35%, 9/08/26	2,389
2,000,000	Morgan Stanley, 5.45%, 7/29/49	1,970
2,100,000	Morgan Stanley, 5.55%, 12/29/49	2,100

26   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,889,000	Nationwide Building Society 144A,
	6.25%, 2/25/20 (a)	$2,192
1,300,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (a)	1,977
1,400,000	New Red Finance Inc 144A, 6.00%, 4/01/22 (a)	1,468
1,000,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (a)	1,017
3,545,000	North Shore Long Island Jewish Health Care
	Inc., 6.15%, 11/01/43	4,219
1,000,000	Novelis Inc./GA, 8.75%, 12/15/20	1,007
1,700,000	Old Republic International Corp.,
	4.88%, 10/01/24	1,771
3,015,000	Orange SA, 9.00%, 3/01/31	4,391
1,450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (a)	2,147
2,150,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.38%, 2/01/22 (a)	2,102
1,470,000	People’s United Bank, 4.00%, 7/15/24	1,460
2,375,000	Perrigo Finance PLC, 3.50%, 12/15/21	2,327
1,960,000	Petroleos Mexicanos, 4.88%, 1/18/24	1,963
2,350,000	Prudential Financial Inc., 5.63%, 6/15/43	2,465
1,850,000	QUALCOMM Inc., 2.25%, 5/20/20	1,841
1,725,000	Quest Diagnostics Inc., 3.50%, 3/30/25	1,673
1,000,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC/Reynolds Group Issuer Lu,
	6.88%, 2/15/21	1,047
2,300,000	Ryder System Inc., 2.50%, 5/11/20	2,271
1,580,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	1,564
3,250,000	Santander UK Group Holdings PLC 144A,
	4.75%, 9/15/25 (a)	3,251
867,000	Scentre Group Trust 1 / Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (a)	859
2,525,000	Select Income REIT, 4.50%, 2/01/25	2,414
835,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	827
1,645,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	1,834
4,030,000	Sinopec Capital 2013 Ltd. 144A,
	1.88%, 4/24/18 (a)	4,010
1,675,000	Sompo Japan Insurance Inc. 144A,
	5.33%, 3/28/73 (a)	1,784
1,055,000	Southeast Supply Header LLC 144A,
	4.25%, 6/15/24 (a)	1,021
1,370,000	Sparebank 1 Boligkreditt AS 144A,
	2.63%, 5/27/16 (a)	1,385
1,950,000	Sumitomo Mitsui Banking Corp.,
	2.45%, 1/16/20	1,955
3,600,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (a)	3,573
5,270,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (a)	5,298
2,750,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.38%, 4/30/25 (a)	2,631
1,650,000	Synchrony Financial, 2.70%, 2/03/20	1,629
2,675,000	Teachers Insurance & Annuity Association of
	America 144A, 6.85%, 12/16/39 (a)	3,367
2,270,000	Tencent Holdings Ltd. 144A, 3.38%, 5/02/19 (a)	2,320
2,050,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (a)	2,078

Principal or Shares	Security Description	Value (000)

1,000,000	T-Mobile USA Inc., 6.25%, 4/01/21	$1,035
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	3,895
2,195,000	Tribune Media Co. 144A, 5.88%, 7/15/22 (a)	2,261
2,295,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	2,260
1,300,000	UBS AG/Stamford CT, 5.75%, 4/25/18	1,419
2,800,000	UBS Group Funding Jersey Ltd. 144A,
	2.95%, 9/24/20 (a)	2,805
1,350,000	Valero Energy Corp., 6.63%, 6/15/37	1,498
3,140,000	Vereit Operating Partnership LP,
	3.00%, 2/06/19	3,050
3,990,000	Verizon Communications Inc., 6.40%, 9/15/33	4,624
5,085,000	Welltower Inc, 4.13%, 4/01/19	5,364
965,000	Williams Companies Inc., 8.75%, 3/15/32	949
Total Corporate Bond (Cost - $338,388)		340,316
FDIC Guaranteed (0%)
401,371	FDIC Structured Sale Guaranteed Notes 144A, 0.91%, 12/04/20 (a)
	(Cost - $402)	403
Foreign Government (3%)
1,470,000	Indonesia Government International Bond 144A, 3.75%, 4/25/22 (a)	1,461
3,920,000	Mexico Government International Bond,
	3.63%, 3/15/22	4,024
2,720,000	Panama Government International Bond,
	5.20%, 1/30/20	2,985
3,000,000	Philippine Government International Bond, 4.00%, 1/15/21	3,278
2,989,000	Poland Government International Bond,
	5.13%, 4/21/21	3,390
2,800,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (a)	2,952
Total Foreign Government (Cost - $18,150)		18,090
Mortgage Backed (33%)
1,758,118	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)	1,682
2,290,000	Del Coronado Trust 144A, 1.00%, 3/15/26 (a)	2,290
2,185,071	Fannie Mae Connecticut Avenue Securities, 1.15%, 5/25/24	2,164
1,170,400	Fannie Mae Connecticut Avenue Securities, 1.15%, 5/25/24	1,163
1,641,401	Fannie Mae Connecticut Avenue Securities, 1.39%, 7/25/24	1,639
5,053,460	Fannie Mae Connecticut Avenue Securities, 1.40%, 5/25/25	5,039
1,454,750	Fannie Mae Connecticut Avenue Securities, 1.80%, 1/25/24	1,458
680,709	Fannie Mae Connecticut Avenue Securities, 2.20%, 10/25/23	687
1,500,000	Fannie Mae Connecticut Avenue Securities, 5.89%, 4/25/28	1,530
8,595,000	FFCB, 0.23%, 1/17/18	8,595
6,790,846	FG Q12837 30YR, 3.00%, 11/01/42	6,870
8,605,000	FHLB, 5.50%, 7/15/36	11,452
5,010,000	FN, 2.50%, 15YR TBA (b)	5,100
16,860,000	FN, 3.00%, 30YR TBA (b)	17,038
700,000	FN, 3.00%, 15YR TBA (b)	728

Annual Report    27

Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

11,620,000	FN, 3.50%, 30YR TBA (b)	$12,094
23,970,000	FN, 4.00%, 30YR TBA (b)	25,517
11,900,000	FN, 4.50%, 30YR TBA (b)	12,895
3,298,210	FN 254766 30YR, 5.00%, 6/01/33	3,653
3,511,143	FN 725423 30YR, 5.50%, 5/01/34	3,959
2,042,286	FN 725424 30YR, 5.50%, 4/01/34	2,302
4,416,242	FN 745418 30YR, 5.50%, 4/01/36	4,968
3,258,311	FN 995203 30YR, 5.00%, 7/01/35	3,609
1,419,418	FN AE0138 30YR, 4.50%, 3/01/40	1,556
3,068,485	FN AJ7689 30YR, 4.00%, 12/01/41	3,277
873,120	FN AO4075 15YR, 3.00%, 5/01/27	913
4,427,163	FN AS5730 15YR, 3.00%, 9/01/30	4,612
6,150,839	FN AX3596 15YR, 3.00%, 7/01/27	6,423
1,756,738	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.10%, 10/25/27	1,749
880,458	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.25%, 3/25/25	880
2,373,979	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.30%, 5/25/25	2,366
1,181,858	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.65%, 11/25/23	1,182
1,400,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.40%, 2/25/24	1,409
276,934	G2 5140 30YR, 4.50%, 8/20/41	302
1,050,426	G2 5175 30YR, 4.50%, 9/20/41	1,147
1,827,067	G2 MA2894 30YR, 4.50%, 6/20/45	1,970
6,300,000	GN, 3.50%, 30YR TBA (b)	6,592
7,540,000	GN, 4.00%, 30YR TBA (b)	8,031
3,060,847	GN 745187 30YR, 4.50%, 7/15/40	3,358
1,345,663	GN AA5452 30YR, 3.50%, 7/15/42	1,422
300,000	Granite Master Issuer PLC, 1.06%, 12/17/54	296
149,720	Harborview Mortgage Loan Trust,
	2.84%, 1/19/35	140
1,468,343	Hilton USA Trust 2013-HLF 144A,
	1.19%, 11/05/30 (a)	1,458
2,440,000	Hilton USA Trust 2013-HLT 144A,
	2.66%, 11/05/30 (a)	2,447
2,300,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.45%, 1/15/32 (a)	2,293
431,031	JP Morgan Mortgage Trust 2006-S2,
	6.00%, 7/25/36	391
8,322,446	JP Morgan Mortgage Trust 2013-1 144A,
	2.50%, 3/25/43 (a)	8,340
3,574,714	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (a)	3,660
5,753,617	JP Morgan Seasoned Mortgage Trust 2014-1
	144A, 0.70%, 5/25/33 (a)	5,560
53,216	Landmark Mortgage Securities PLC,
	0.81%, 6/17/38 GBP (c)	79
39,996	Morgan Stanley Mortgage Loan Trust,
	2.12%, 7/25/34	40
1,347,091	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (a)	1,381
2,269,868	New Residential Mortgage Loan Trust 2014-3
	144A, 3.75%, 11/25/54 (a)	2,337
597,810	Prime Mortgage Trust, 5.00%, 10/25/35	585
2,205,381	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	1,832

Principal or Shares	Security Description	Value (000)

72,484	Sequoia Mortgage Trust, 0.99%, 10/20/27	$71
1,091,581	Sequoia Mortgage Trust, 1.45%, 2/25/43	1,060
5,538,369	Sequoia Mortgage Trust 144A,
	3.00%, 5/25/43 (a)	5,482
2,320,549	Sequoia Mortgage Trust, 3.50%, 9/25/42	2,361
926,589	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (a)	929
1,300,000	Springleaf Mortgage Loan Trust 144A,
	5.58%, 6/25/58 (a)	1,309
18,282	Structured Asset Mortgage Investments Trust
	2003-CL1, 3.72%, 7/25/32	19
7,611	Structured Asset Securities Corp. Mortgage Pass Through Certificates 2002-16A, 0.00%, 8/25/32	5
875,558	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY7 Trust, 2.23%, 7/25/37	751
2,750,000	Wells Fargo Commercial Mortgage Trust
	2015-Lc22, 3.84%, 9/15/58	2,890
Total Mortgage Backed (Cost - $227,718)		229,337
Municipal (1%)
770,000	State Board of Administration Finance Corp.,
	3.00%, 7/01/20	787
1,495,000	State of California, 7.55%, 4/01/39	2,208
1,000,000	State of Washington, 1.70%, 7/01/20	975
365,000	University of California, 3.26%, 5/15/24	370
Total Municipal (Cost - $3,578)		4,340
U.S. Government Agency (3%)
10,000,000	FHLB Disc Note, 1.30%, 11/13/15 (d)	10,000
10,000,000	FHLB Disc Note, 1.30%, 11/27/15 (d)	10,000
Total U.S. Government Agency (Cost - $20,000)		20,000
U.S. Treasury (10%)
2,100,000	U.S. Treasury Note, 0.19%, 1/31/17	2,100
3,300,000	U.S. Treasury Note, 0.38%, 10/31/16	3,298
11,520,000	U.S. Treasury Note, 0.88%, 4/30/17	11,564
15,145,000	U.S. Treasury Note, 1.38%, 10/31/20	15,036
13,340,000	U.S. Treasury Note, 1.50%, 5/31/20	13,366
27,195,000	U.S. Treasury Note, 2.88%, 8/15/45	26,877
Total U.S. Treasury (Cost - $72,452)		72,241
Investment Company (9%)
500,000	Payden Absolute Return Bond Fund, SI Class *	4,965
21,564,940	Payden Cash Reserves Money Market Fund *	21,565
1,656,459	Payden Emerging Markets Corporate Bond Fund, SI Class *	15,952
646,094	Payden Emerging Markets Local Bond Fund,
	Investor Class *	4,303
1,522,172	Payden Floating Rate Fund, SI Class *	15,069
Total Investment Company (Cost - $64,840)		61,854
Total (Cost - $789,804) (115%)		790,508
Liabilities in excess of Other Assets (-15%)		(105,359)
NetAssets(100%)		$685,149

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security was purchased on a delayed delivery basis.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.

28   Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/1/2016	Australian Dollar (Sell 27,401)	Credit Suisse First Boston International	$ 352
12/15/2015	British Pound (Buy 6,371)	Citibank, N.A.	29
12/15/2015	Euro (Sell 13,192)	BNP PARIBAS	180
			$ 561
Liabilities:
2/1/2016	Australian Dollar (Buy 12,970)	Credit Suisse First Boston International	$ (14)
2/24/2016	Chinese Yuan (Sell 52,587)	Barclays Bank PLC	(232)
12/15/2015	Euro (Sell 5,586)	BNP PARIBAS	(17)
11/24/2015	New Taiwan Dollar (Sell 106,220)	HSBC Bank USA, N.A.	(21)
11/24/2015	South Korean Won (Buy 5,803,000)	BNP PARIBAS	(36)
11/24/2015	South Korean Won (Sell 5,803,000)	BNP PARIBAS	(211)
1/27/2016	Thailand Baht (Sell 295,030)	Barclays Bank PLC	(29)
			$(560)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
72	U.S. Long Bond Future	Dec-15	$(11,263)	$177
282	U.S. Treasury 10 Year Note Future	Dec-15	(36,008)	36
160	U.S. Treasury 5 Year Note Future	Jan-16	(19,164)	121
31	U.S. Ultra Bond Future	Dec-15	4,952	(52)
				$282

See notes to financial statements.

Annual Report  29

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value

Financial	52%
Consumer Non-Cyclical	15%
Telecommunication	7%
Consumer Cyclical	7%
Industrial	5%
Other	14%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Corporate Bond (97%)
Consumer Cyclical (7%)
600,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	$619
500,000	Daimler Finance North America LLC 144A,
	1.60%, 8/03/17 (a)	498
600,000	Ford Motor Credit Co. LLC, 1.46%, 3/27/17	596
730,000	Glencore Funding LLC 144A, 1.49%, 5/27/16 (a)	713
450,000	Lam Research Corp., 3.80%, 3/15/25	423
330,000	Latam Airlines 2015-1 Pass Through Trust B
	144A, 4.50%, 11/15/23 (a)	308
300,000	Lowe’s Companies Inc., 4.38%, 9/15/45	306
650,000	Magna International Inc., 4.15%, 10/01/25	663
700,000	Tingyi Cayman Islands Holding Corp.,
	3.88%, 6/20/17	717
		4,843
Consumer Non-Cyclical (15%)
300,000	AbbVie Inc., 3.60%, 5/14/25	296
425,000	Actavis Funding SCS, 2.45%, 6/15/19	423
250,000	Actavis Funding SCS, 3.00%, 3/12/20	251
250,000	Actavis Funding SCS, 4.75%, 3/15/45	240
700,000	Baxalta Inc. 144A, 4.00%, 6/23/25 (a)	705
950,000	Biogen Inc., 4.05%, 9/15/25	964
750,000	Block Financial LLC, 4.13%, 10/01/20	762
700,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (a)	693
265,000	Boston Scientific Corp., 2.85%, 5/15/20	265
750,000	Celgene Corp., 2.88%, 8/15/20	756
1,250,000	Imperial Tobacco Finance PLC 144A,
	3.75%, 7/21/22 (a)	1,267
650,000	Mallinckrodt International Finance SA,
	3.50%, 4/15/18	633
400,000	Mead Johnson Nutrition Co., 4.13%, 11/15/25	405
275,000	New York and Presbyterian Hospital,
	4.02%, 8/01/45	258
590,000	North Shore Long Island Jewish Health Care
	Inc., 6.15%, 11/01/43	702

Principal or Shares	Security Description	Value (000)

945,000	Pfizer Inc., 7.20%, 3/15/39	$1,306
700,000	St Jude Medical Inc., 2.00%, 9/15/18	703
		10,629
Energy (4%)
602,587	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (a)	654
600,000	Canadian Natural Resources Ltd.,
	5.90%, 2/01/18	643
750,000	Hutchison Whampoa International 12 Ltd.
	144A, 6.00%, 5/29/49 (a)	786
250,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (a)	253
350,000	Valero Energy Corp., 6.63%, 6/15/37	388
		2,724
Financial (52%)
200,000	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust, 4.63%, 10/30/20	208
430,000	Air Lease Corp., 5.63%, 4/01/17	451
750,000	Ally Financial Inc., 3.25%, 2/13/18	755
550,000	American Campus Communities Operating
	Partnership LP, 3.35%, 10/01/20	555
500,000	Ares Capital Corp., 4.88%, 11/30/18	520
750,000	Australia & New Zealand Banking Group Ltd. 144A, 4.50%, 3/19/24 (a)	755
810,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	825
500,000	Bank of America Corp., 4.00%, 1/22/25	494
250,000	Bank of America Corp., 6.10%, 12/29/49	253
105,000	Bank of America Corp., 6.88%, 4/25/18	117
330,000	Bank of America Corp., 7.63%, 6/01/19	389
700,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	2.15%, 9/14/18 (a)	701
550,000	Banque Federative du Credit Mutuel SA 144A, 2.75%, 10/15/20 (a)	550
370,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	399
600,000	Barclays PLC, 2.88%, 6/08/20	602

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

252,000	BBVA Banco Continental SA 144A,
	2.25%, 7/29/16 (a)	$254
600,000	BPCE SA 144A, 4.50%, 3/15/25 (a)	592
500,000	Citigroup Inc., 4.45%, 9/29/27	501
250,000	Citigroup Inc., 5.90%, 12/29/49	249
500,000	Compass Bank, 1.85%, 9/29/17	498
200,000	Corp. Financiera de Desarrollo SA 144A,
	3.25%, 7/15/19 (a)	201
500,000	Credit Suisse Group Funding Guernsey Ltd.
	144A, 3.80%, 9/15/22 (a)	505
625,000	Digital Delta Holdings LLC 144A,
	3.40%, 10/01/20 (a)	629
500,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	506
750,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (a)	742
290,000	FS Investment Corp., 4.25%, 1/15/20	293
1,000,000	General Electric Capital Corp., 6.38%, 11/15/67	1,071
500,000	General Motors Financial Co. Inc.,
	3.20%, 7/13/20	497
205,000	General Motors Financial Co. Inc.,
	4.75%, 8/15/17	213
350,000	Goldman Sachs Group Inc., 4.25%, 10/21/25	351
600,000	Goldman Sachs Group Inc., 5.63%, 1/15/17	629
460,000	Goldman Sachs Group Inc., 7.50%, 2/15/19	536
350,000	Goodman Funding Ltd. 144A,
	6.00%, 3/22/22 (a)	390
315,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	348
500,000	Hospitality Properties Trust, 4.50%, 3/15/25	487
600,000	International Lease Finance Corp.,
	2.29%, 6/15/16	600
300,000	Intesa Sanpaolo SPA 144A, 7.70%, 12/29/49 (a)	304
700,000	Jackson National Life Global Funding 144A,
	1.88%, 10/15/18 (a)	701
750,000	JPMorgan Chase & Co., 2.55%, 10/29/20	748
450,000	KeyCorp, 2.90%, 9/15/20	454
440,000	Kimco Realty Corp., 3.40%, 11/01/22	441
250,000	Lloyds TSB Bank PLC 144A, 6.50%, 9/14/20 (a)	289
300,000	Macquarie Bank Ltd. 144A, 4.88%, 6/10/25 (a)	299
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	577
550,000	Meiji Yasuda Life Insurance Co. 144A,
	5.20%, 10/20/45 (a)	569
505,000	MetLife Inc., 6.40%, 12/15/36	555
50,000	MetLife Inc., 10.75%, 8/01/39	79
400,000	Morgan Stanley, 4.35%, 9/08/26	407
250,000	Morgan Stanley, 5.55%, 12/29/49	250
300,000	Mubadala GE Capital Ltd. 144A,
	3.00%, 11/10/19 (a)	300
600,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (a)	913
640,000	Navient Corp., 6.13%, 3/25/24	580
500,000	Nordea Bank AB 144A, 1.88%, 9/17/18 (a)	501
450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (a)	666
340,000	People’s United Bank, 4.00%, 7/15/24	338
1,000,000	Pershing Square Holdings Ltd. 144A,
	5.50%, 7/15/22 (a)	945
325,000	Prudential Financial Inc., 5.63%, 6/15/43	341
200,000	Prudential Financial Inc., 5.88%, 9/15/42	213
400,000	Prudential Financial Inc., 8.88%, 6/15/38	457

Principal or Shares	Security Description	Value (000)

625,000	QBE Insurance Group Ltd. 144A,
	2.40%, 5/01/18 (a)	$628
250,000	RBS Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (a)	254
650,000	Royal Bank of Scotland Group PLC,
	5.13%, 5/28/24	668
430,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	426
700,000	Santander UK Group Holdings PLC 144A,
	4.75%, 9/15/25 (a)	700
470,000	Select Income REIT, 4.50%, 2/01/25	449
365,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	407
270,000	Sompo Japan Insurance Inc. 144A,
	5.33%, 3/28/73 (a)	288
780,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (a)	774
250,000	Synchrony Financial, 2.70%, 2/03/20	247
250,000	Synchrony Financial, 3.75%, 8/15/21	252
550,000	Teachers Insurance & Annuity Association of
	America 144A, 4.90%, 9/15/44 (a)	571
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	871
250,000	Trinity Acquisition PLC, 6.13%, 8/15/43	274
1,000,000	UBS Group Funding Jersey Ltd. 144A,
	4.13%, 9/24/25 (a)	1,006
600,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 3.25%, 10/05/20 (a)	606
		37,014
Healthcare (1%)
110,000	Dignity Health, 3.13%, 11/01/22	110
740,000	Dignity Health, 4.50%, 11/01/42	709
150,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22	155
		974
Industrial (4%)
440,000	Aviation Capital Group Corp. 144A,
	4.63%, 1/31/18 (a)	454
400,000	FedEx Corp., 4.50%, 2/01/65	356
450,000	Keysight Technologies Inc. 144A,
	3.30%, 10/30/19 (a)	446
350,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.05%, 1/09/20 (a)	350
500,000	Pentair Finance SA, 2.90%, 9/15/18	502
825,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.38%, 4/30/25 (a)	790
300,000	Textron Inc., 5.60%, 12/01/17	320
		3,218
Material (2%)
350,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (a)	303
155,000	Dow Chemical Co., 9.40%, 5/15/39	227
445,000	Westvaco Corp., 7.95%, 2/15/31	583
		1,113
Technology (1%)
500,000	Dun & Bradstreet Corp., 4.00%, 6/15/20	507
500,000	Hewlett Packard Enterprise Co. 144A,
	3.60%, 10/15/20 (a)	504
		1,011
Telecommunication (7%)
175,000	21st Century Fox America Inc., 9.50%, 7/15/24	240

Annual Report    31

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,000,000	AT&T Inc., 4.50%, 5/15/35	$938
250,000	AT&T Inc., 6.55%, 2/15/39	290
500,000	British Sky Broadcasting Group PLC 144A, 9.50%, 11/15/18 (a)	602
650,000	Harris Corp., 2.70%, 4/27/20	639
400,000	Orange SA, 9.00%, 3/01/31	583
400,000	Time Warner Inc., 7.63%, 4/15/31	512
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	943
280,000	Verizon Communications Inc., 4.86%, 8/21/46	269
		5,016
Utility (4%)
700,000	AES Corp./VA, 3.32%, 6/01/19	669
250,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	301
600,000	EDP Finance BV 144A, 6.00%, 2/02/18 (a)	639
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	485
225,000	Sempra Energy, 9.80%, 2/15/19	276
400,000	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	401
		2,771
Total Corporate Bond (Cost - $68,679)		69,313
Mortgage Backed (0%)
400,000	Fannie Mae Connecticut Avenue Securities, 5.89%, 4/25/28
	(Cost - $400)	408
U.S. Treasury (1%)
450,000	U.S. Treasury Note, 0.38%, 4/30/16 (b)
	(Cost - $450)	450
Investment Company (1%)
1,012,944	Payden Cash Reserves Money Market Fund *
	(Cost - $1,013)	1,013
Total (Cost - $70,542) (99%)		71,184
Other Assets, net of Liabilities (1%)		358
Net Assets (100%)		$71,542

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/1/2016	Australian Dollar (Sell 1,967)	Credit Suisse First Boston International	$25

Liabilities:
2/1/2016	Australian Dollar (Buy 966)	Credit Suisse First Boston International	$(2)
1/15/2016	Canadian Dollar (Sell 917)	Royal Bank of Canada	(8)
12/15/2015	Euro (Sell 326)	BNP PARIBAS	(1)

			$(11)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
36	U.S. Treasury 10 Year Note Future	Dec-15	$(4,597)	$33
67	U.S. Treasury 5 Year Note Future	Jan-16	8,025	(2)
30	U.S. Treasury Ultra Bond Future	Dec-15	4,793	(27)

				$4

See notes to financial statements.

32   Payden Mutual Funds

Payden Strategic Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.

 Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value
Corporate	43%
Mortgage Backed	19%
U.S. Treasury	13%
Bank Loans	7%
Asset Backed	8%
Other	10%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Asset Backed (8%)
976,197	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (a)	$957
1,250,000	Apidos CLO XIV 144A, 1.47%, 4/15/25 (a)	1,226
1,600,000	Babson CLO Ltd. 144A, 1.42%, 4/20/25 (a)	1,573
295,545	Colony American Homes 2014-2 144A,
	1.15%, 7/17/31 (a)	289
999,523	Colony American Homes 2015-1 144A,
	1.40%, 7/17/32 (a)	978
500,000	Eaton Vance Clo 2015-1 Ltd. 144A,
	4.52%, 10/20/26 (a)	485
552,035	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (a)	545
620,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.20%, 6/17/31 (a)	607
250,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.30%, 9/17/31 (a)	245
400,000	LCM XX LLC 144A, 4.07%, 10/20/27 (a)	385
1,000,000	Octagon Investment Partners XIX Ltd. 144A,
	1.84%, 4/15/26 (a)	992
1,000,000	Symphony CLO XV Ltd. 144A,
	1.77%, 10/17/26 (a)	990
1,000,000	Tyron Park CLO Ltd. 144A, 1.44%, 7/15/25 (a)	985
1,250,000	Venture XVII CLO Ltd. 144A,
	1.80%, 7/15/26 (a)	1,238
588,757	VOLT XXV LLC 144A, 3.50%, 6/26/45 (a)	584
447,109	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (a)	448
355,135	Wachovia Asset Securitization Issuance II LLC
	2007-HE1 Trust 144A, 0.34%, 7/25/37 (a)	316
Total Asset Backed (Cost - $12,964)		12,843
Bank Loans(b) (8%)
495,000	Akorn Inc. Term Loan 1L, 4.50%, 4/16/21	492
595,606	Albertsons/Safeway LLC Term Loan B4 1L,
	5.50%, 8/25/21	596
750,000	Allison Transmission Inc. Term Loan B3 1L,
	3.75%, 8/23/19	752

Principal or Shares	Security Description	Value (000)

750,000	ARAMARK Corp. Term Loan E 1L,
	3.25%, 9/17/19	$751
500,000	Berry Plastics Group Inc. Term Loan E 1L,
	3.75%, 1/16/21	500
750,000	BJ’s Wholesale Club Inc. Term Loan B 1L,
	4.50%, 9/26/19	745
653,216	Burlington Coat Factory Warehouse Corp. Term
	Loan B3 1L, 4.25%, 8/13/21	655
493,751	Catalent Pharma Solutions Inc. Term Loan B 1L,
	4.50%, 5/20/21	494
496,184	CDW LLC/CDW Finance Corp. Term Loan B 1L,
	3.50%, 4/29/20	495
750,000	ClubCorp Club Operations Inc., 4.25%, 7/24/20	751
493,750	Davita Healthcare Partners Inc. Term Loan B 1L,
	3.50%, 6/24/21	496
591,000	HUB International Ltd. Term Loan B 1L,
	4.25%, 10/02/20	577
493,750	Libbey Glass Inc. Term Loan 1L, 3.75%, 4/09/21	492
493,750	Michaels Stores Inc. Term Loan 1L,
	4.00%, 1/28/20	496
494,962	Neiman Marcus Group LLC Term Loan 1L,
	4.25%, 10/15/20	484
493,755	Nortek Inc. Term Loan B 1L, 3.75%, 10/30/20	490
493,750	Ortho-Clinical Diagnostics, Inc. Term Loan B 1L,
	4.75%, 6/30/21	488
598,500	PetSmart Inc., 4.25%, 3/10/22	599
592,386	Sabre Global Inc. Term Loan B 1L,
	4.25%, 2/19/19	593
422,321	Vantiv LLC Term Loan B 1L, 3.75%, 6/13/21	424
291,667	Visteon Corp. Term Loan B IL, 3.50%, 4/08/21	291
Total Bank Loans (Cost - $11,656)		11,661
Corporate Bond (47%)
300,000	AbbVie Inc., 2.50%, 5/14/20	297
300,000	AbbVie Inc., 3.20%, 11/06/22	297
605,000	Actavis Funding SCS, 2.45%, 6/15/19	602

Annual Report    33

Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

260,000	Actavis Funding SCS, 3.00%, 3/12/20	$262
300,000	AerCap Aviation Solutions BV, 6.38%, 5/30/17	314
230,000	Air Canada 144A, 8.75%, 4/01/20 (a)	252
620,000	Air Lease Corp., 5.63%, 4/01/17	650
400,000	Aircastle Ltd., 5.50%, 2/15/22	424
200,000	Alexandria Real Estate Equities Inc.,
	2.75%, 1/15/20	198
8,700,000	America Movil SAB de CV, 6.00%, 6/09/19
	MXN (c)	532
261,964	American Airlines 2013-2 Class B Pass Through
	Trust, 5.60%, 7/15/20	269
300,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	315
450,000	American Campus Communities Operating
	Partnership LP, 3.35%, 10/01/20	454
305,000	American Express Credit Corp., 1.55%, 9/22/17	306
300,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (a)	259
300,000	Ardagh Packaging Finance PLC 144A,
	9.13%, 10/15/20 (a)	315
350,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.34%, 12/15/19 (a)	346
800,000	AT&T Inc., 3.40%, 5/15/25	778
500,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)	504
300,000	AutoZone Inc., 1.30%, 1/13/17	300
325,000	Bank of America Corp., 6.10%, 12/29/49	329
210,000	Bank of America Corp., 6.88%, 4/25/18	235
475,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	2.70%, 9/09/18 (a)	484
450,000	Banque Federative du Credit Mutuel SA 144A,
	2.75%, 10/15/20 (a)	450
275,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	297
350,000	Barclays PLC, 2.88%, 6/08/20	351
350,000	Baxalta Inc. 144A, 2.88%, 6/23/20 (a)	350
650,000	BB&T Corp., 4.90%, 6/30/17	684
585,000	BBVA Banco Continental SA 144A,
	3.25%, 4/08/18 (a)	595
250,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	262
870,000	Biogen Inc., 3.63%, 9/15/22	886
700,000	Block Financial LLC, 4.13%, 10/01/20	712
500,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (a)	495
190,000	Boston Scientific Corp., 2.85%, 5/15/20	190
300,000	Capital One Bank USA NA, 2.30%, 6/05/19	298
80,000	Capital One Financial Corp., 6.15%, 9/01/16	83
300,000	CCO Holdings LLC / CCO Holdings Capital
	Corp., 5.75%, 9/01/23	309
540,000	Celgene Corp., 2.88%, 8/15/20	544
300,000	CenturyLink Inc., 6.45%, 6/15/21	304
400,000	CF Industries Inc., 6.88%, 5/01/18	443
210,000	Chrysler Group LLC / CG Co.-Issuer Inc.,
	8.25%, 6/15/21	225
300,000	CHS/Community Health Systems Inc.,
	8.00%, 11/15/19	314
300,000	Citigroup Inc., 0.60%, 6/09/16	299
200,000	Citigroup Inc., 1.55%, 8/14/17	200
700,000	Citigroup Inc., 4.45%, 9/29/27	701

Principal or Shares	Security Description	Value (000)

145,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	$146
425,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	438
155,000	Continental Resources Inc./OK, 5.00%, 9/15/22	140
330,000	Corp. Nacional del Cobre de Chile 144A,
	3.88%, 11/03/21 (a)	334
600,000	Credit Suisse/New York NY, 6.00%, 2/15/18	650
950,000	CVS Health Corp., 3.88%, 7/20/25	979
500,000	Dana Holding Corp., 5.38%, 9/15/21	512
300,000	DaVita HealthCare Partners Inc.,
	5.13%, 7/15/24	305
350,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (a)	381
635,000	Deutsche Bank AG, 2.95%, 8/20/20	638
400,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	405
500,000	DISH DBS Corp., 5.88%, 11/15/24	480
300,000	Dole Food Co. Inc. 144A, 7.25%, 5/01/19 (a)	302
400,000	E*TRADE Financial Corp., 5.38%, 11/15/22	429
150,000	Eastman Chemical Co., 2.40%, 6/01/17	152
425,000	Edison International, 3.75%, 9/15/17	441
350,000	EDP Finance BV 144A, 6.00%, 2/02/18 (a)	373
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	485
205,000	EP Energy LLC / EP Energy Finance Inc.,
	9.38%, 5/01/20	179
850,000	Export-Import Bank of India, 3.88%, 10/02/19	884
400,000	Express Scripts Holding Co., 2.25%, 6/15/19	400
300,000	Fifth Third Bank/Cincinnati OH,
	2.15%, 8/20/18	302
350,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	349
220,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	237
235,000	FS Investment Corp., 4.25%, 1/15/20	238
450,000	GATX Corp., 2.50%, 3/15/19	447
500,000	General Electric Capital Corp., 6.38%, 11/15/67	535
300,000	Glencore Funding LLC 144A, 1.49%, 5/27/16 (a)	293
550,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	553
600,000	Goldman Sachs Group Inc., 7.50%, 2/15/19	700
300,000	Goodyear Tire & Rubber Co., 6.50%, 3/01/21	320
200,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	221
465,000	Hertz Corp., 6.75%, 4/15/19	478
1,050,000	Hewlett Packard Enterprise Co. 144A,
	3.60%, 10/15/20 (a)	1,059
350,000	Hexion U.S. Finance Corp., 6.63%, 4/15/20	298
225,000	Hospitality Properties Trust, 4.50%, 3/15/25	219
300,000	HPHT Finance 15 Ltd. 144A,
	2.25%, 3/17/18 (a)	299
530,000	HSBC USA Inc., 2.00%, 8/07/18	531
400,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (a)	398
247,000	Hyundai Capital America 144A,
	1.88%, 8/09/16 (a)	248
300,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp., 3.50%, 3/15/17	304
1,100,000	Imperial Tobacco Finance PLC 144A,
	2.95%, 7/21/20 (a)	1,106
600,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	605
750,000	Jackson National Life Global Funding 144A,
	1.88%, 10/15/18 (a)	752
450,000	John Deere Capital Corp., 2.30%, 9/16/19	454
500,000	Johnson Controls Inc., 1.40%, 11/02/17	497

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

525,000	KazMunayGas National Co. JSC 144A,
	6.38%, 4/09/21 (a)	$532
360,000	KeyCorp, 2.90%, 9/15/20	363
500,000	Keysight Technologies Inc. 144A,
	3.30%, 10/30/19 (a)	495
435,000	Kilroy Realty LP, 5.00%, 11/03/15	435
300,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	291
750,000	Kraft Heinz Foods Co. 144A, 3.50%, 7/15/22 (a)	765
300,000	Laredo Petroleum Inc., 7.38%, 5/01/22	298
450,000	Latam Airlines 2015-1 Pass Through Trust A
	144A, 4.20%, 11/15/27 (a)	429
400,000	Levi Strauss & Co., 6.88%, 5/01/22	440
470,000	LifePoint Health Inc., 5.50%, 12/01/21	478
350,000	Lloyds Bank PLC, 2.00%, 8/17/18	352
150,000	Macquarie Group Ltd. 144A,
	3.00%, 12/03/18 (a)	152
392,000	Macquarie Group Ltd. 144A, 4.88%, 8/10/17 (a)	409
450,000	Martin Marietta Materials Inc., 1.43%, 6/30/17	447
165,000	MeadWestvaco Corp., 7.38%, 9/01/19	190
500,000	Medtronic Inc., 3.15%, 3/15/22	512
650,000	Meiji Yasuda Life Insurance Co. 144A,
	5.20%, 10/20/45 (a)	672
100,000	MetLife Inc., 5.25%, 12/29/49	101
500,000	Microsoft Corp., 1.85%, 2/12/20	502
200,000	Mizuho Bank Ltd. 144A, 0.78%, 9/25/17 (a)	199
250,000	Mizuho Bank Ltd. 144A, 1.55%, 10/17/17 (a)	249
300,000	Mobile Mini Inc., 7.88%, 12/01/20	314
400,000	Morgan Stanley, 4.35%, 9/08/26	407
350,000	Morgan Stanley, 5.55%, 12/29/49	350
250,000	Morgan Stanley, 5.95%, 12/28/17	272
600,000	Mubadala GE Capital Ltd. 144A,
	3.00%, 11/10/19 (a)	600
420,000	MUFG Union Bank NA, 5.95%, 5/11/16	431
400,000	Nationwide Building Society 144A,
	6.25%, 2/25/20 (a)	464
400,000	NBTY Inc., 9.00%, 10/01/18	410
280,000	New Red Finance Inc 144A, 6.00%, 4/01/22 (a)	294
300,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (a)	305
300,000	NextEra Energy Capital Holdings Inc.,
	2.06%, 9/01/17	302
250,000	Novelis Inc./GA, 8.75%, 12/15/20	252
300,000	Numericable Group SA 144A,
	6.00%, 5/15/22 (a)	302
250,000	Orange SA, 9.00%, 3/01/31	364
600,000	Pacific LifeCorp 144A, 6.00%, 2/10/20 (a)	678
500,000	Party City Holdings Inc. 144A,
	6.13%, 8/15/23 (a)	518
475,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.38%, 2/01/22 (a)	464
475,000	Pernod Ricard SA 144A, 4.25%, 7/15/22 (a)	493
300,000	Perrigo Co. PLC, 2.30%, 11/08/18	296
200,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (a)	206
600,000	Pfizer Inc., 6.20%, 3/15/19	683
500,000	PG&E Corp., 2.40%, 3/01/19	503
200,000	QBE Insurance Group Ltd. 144A,
	2.40%, 5/01/18 (a)	201

Principal or Shares	Security Description	Value (000)

500,000	Reynolds Group Issuer Inc./Reynolds Group
	Issuer LLC, 7.13%, 4/15/19	$510
300,000	Royal Bank of Scotland Group PLC,
	1.88%, 3/31/17	299
300,000	Royal Bank of Scotland Group PLC,
	5.13%, 5/28/24	308
253,000	Ryder System Inc., 2.50%, 3/01/17	256
230,000	Ryder System Inc., 2.50%, 5/11/20	227
400,000	Sabine Pass LNG LP, 7.50%, 11/30/16	415
600,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	594
750,000	Santander UK Group Holdings PLC 144A,
	4.75%, 9/15/25 (a)	750
168,000	Scentre Group Trust 1 / Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (a)	166
350,000	Select Income REIT, 4.50%, 2/01/25	335
450,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	446
250,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	279
250,000	Sinclair Television Group Inc. 144A,
	6.38%, 11/01/21 (a)	259
845,000	Sinopec Group Overseas Development 2012 Ltd.
	144A, 3.90%, 5/17/22 (a)	871
400,000	Softbank Corp. 144A, 4.50%, 4/15/20 (a)	397
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	391
500,000	Southwest Airlines Co., 2.75%, 11/06/19	507
490,000	Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	502
300,000	Suburban Propane Partners LP/Suburban Energy
	Finance Corp., 5.50%, 6/01/24	293
600,000	Sumitomo Mitsui Banking Corp.,
	1.95%, 7/23/18	601
550,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (a)	546
300,000	Synchrony Financial, 1.88%, 8/15/17	300
150,000	Synchrony Financial, 3.75%, 8/15/21	151
150,000	Talen Energy Supply LLC 144A,
	4.63%, 7/15/19 (a)	138
320,000	Tencent Holdings Ltd. 144A, 3.38%, 5/02/19 (a)	327
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	319
450,000	Tesco PLC 144A, 5.50%, 11/15/17 (a)	476
500,000	Thermo Fisher Scientific Inc., 3.30%, 2/15/22	501
400,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (a)	405
500,000	Time Warner Cable Inc., 6.75%, 7/01/18	555
300,000	T-Mobile USA Inc., 6.25%, 4/01/21	310
114,000	TransAlta Corp., 1.90%, 6/03/17	113
500,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	492
350,000	Tyson Foods Inc., 2.65%, 8/15/19	353
400,000	U.S. Steel Corp., 6.88%, 4/01/21	292
700,000	UBS AG/Stamford CT, 5.75%, 4/25/18	764
700,000	UBS Group Funding Jersey Ltd. 144A,
	2.95%, 9/24/20 (a)	701
455,000	Vereit Operating Partnership LP,
	3.00%, 2/06/19	442
165,000	Vornado Realty LP, 2.50%, 6/30/19	164
500,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (a)	499

Annual Report    35

Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

250,000	Williams Companies Inc., 8.75%, 3/15/32	$246
300,000	Windstream Corp., 7.50%, 6/01/22	250
Total Corporate Bond (Cost - $72,994)		72,380
Foreign Government (5%)
755,000	Croatia Government International Bond 144A, 6.38%, 3/24/21 (a)	814
710,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (a)	774
566,000	Hungary Government International Bond, 4.13%, 2/19/18	593
460,000	Indonesia Government International Bond 144A, 5.88%, 3/13/20 (a)	511
355,000	Indonesia Government International Bond, 5.88%, 3/13/20 (d)	395
1,160,000	Mexico Government International Bond, 3.63%, 3/15/22	1,191
525,000	Panama Government International Bond, 5.20%, 1/30/20	576
545,000	Philippine Government International Bond, 4.00%, 1/15/21	596
520,000	Poland Government International Bond, 5.13%, 4/21/21	590
430,000	Republic of Georgia 144A, 6.88%, 4/12/21 (a)	461
642,000	Romanian Government International Bond 144A, 6.75%, 2/07/22 (a)	767
575,000	United Republic of Tanzania, 6.54%, 3/09/20 (d)	563
Total Foreign Government (Cost - $7,858)		7,831
Mortgage Backed (20%)
277,676	Alternative Loan Trust 2005-47CB,
	5.50%, 10/25/35	255
319,985	Alternative Loan Trust 2005-54CB,
	5.13%, 11/25/35	297
407,608	Alternative Loan Trust 2007-9T1,
	6.00%, 5/25/37	333
632,251	American Home Mortgage Investment Trust
	2006-3, 2.28%, 12/25/36	444
493,205	Banc of America Funding 2005-H Trust,
	2.87%, 11/20/35	413
736,473	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	624
327,564	CHL Mortgage Pass-Through Trust 2004-29,
	2.24%, 2/25/35	262
399,572	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (a)	382
262,733	CSMC Mortgage-Backed Trust 2006-7,
	6.00%, 8/25/36	228
999,706	Fannie Mae Connecticut Avenue Securities,
	1.15%, 5/25/24	990
1,000,000	Fannie Mae Connecticut Avenue Securities,
	2.80%, 5/25/24	873
500,000	Fannie Mae Connecticut Avenue Securities,
	3.09%, 7/25/24	451
500,000	Fannie Mae Connecticut Avenue Securities,
	3.19%, 7/25/24	451
1,000,000	Fannie Mae Connecticut Avenue Securities,
	5.20%, 7/25/25	1,000
400,000	Fannie Mae Connecticut Avenue Securities,
	5.89%, 4/25/28	408

Principal or Shares	Security Description	Value (000)

1,750,000	FHLB, 5.50%, 7/15/36	$2,329
54,938	FHLMC Multifamily Structured Pass Through Certificates, 0.54%, 4/25/19	55
2,700,000	FN, 3.00%, 15YR TBA (e)	2,809
3,800,000	FN, 3.50%, 15YR TBA (e)	4,012
2,900,000	FN, 4.50%, 30YR TBA (e)	3,143
824,621	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.20%, 2/25/24	824
775,177	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.30%, 5/25/25	773
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.85%, 4/25/24	988
195,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.40%, 2/25/24	196
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 3.80%, 4/25/24	935
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 7.75%, 12/25/27	501
249,972	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.15%, 5/25/25	252
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.99%, 3/25/28	495
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.40%, 10/25/27	285
249,885	Freddie Mac Structured Agency Credit Risk Debt Notes, 10.95%, 3/25/25	294
561,057	GSMPS Mortgage Loan Trust 2005-RP2 144A, 0.55%, 3/25/35 (a)	485
1,034,738	Hilton USA Trust 2013-HLF 144A, 1.19%, 11/05/30 (a)	1,027
450,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 144A, 1.45%, 1/15/32 (a)	449
106,730	JP Morgan Mortgage Trust 2006-A4, 2.69%, 6/25/36	93
687,805	JP Morgan Mortgage Trust 2013-1 144A, 2.50%, 3/25/43 (a)	689
471,391	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)	483
1,187,254	JP Morgan Seasoned Mortgage Trust 2014-1 144A, 0.70%, 5/25/33 (a)	1,147
275,541	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)	282
267,044	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (a)	275
260,219	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	227
388,849	RFMSI Series 2006-SA2 Trust, 3.61%, 8/25/36	338
464,832	WaMu Mortgage Pass Through Certificates,
	2.40%, 9/25/36	422
Total Mortgage Backed (Cost - $31,477)		31,219
Municipal (0%)
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/14
	(Cost - $250)	250
U.S. Treasury (15%)
440,000	U.S. Treasury Note, 0.19%, 1/31/17	440

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

340,000	U.S. Treasury Note, 0.88%, 4/30/17	$341
4,500,000	U.S. Treasury Note, 0.88%, 7/15/18	4,487
3,050,000	U.S. Treasury Note, 1.38%, 10/31/20	3,028
8,345,000	U.S. Treasury Note, 1.50%, 5/31/20 (f)	8,361
2,855,000	U.S. Treasury Note, 2.00%, 8/15/25	2,818
2,250,000	U.S. Treasury Note, 2.13%, 5/15/25	2,246
779,000	U.S. Treasury Note, 3.00%, 5/15/45	788
Total U.S. Treasury (Cost - $22,448)		22,509

Stocks (2%)
Preferred Stock (1%)
3,750	Alexandria Real Estate Equities Inc., 6.45%	96
7,500	Bank of America Corp., 6.50%	197
4,250	DDR Corp., 6.50%	111
4,050	Discover Financial Services, 6.50%	108
4,050	First Republic Bank, 6.70%	107
4,800	Goldman Sachs Group Inc., 5.50%	123
3,550	US Bancorp, 6.50%	103
4,700	Vornado Realty Trust, 5.40%	113
7,800	Wells Fargo & Co., 6.00%	202
		1,160
Real Estate Investment Trust (1%)
6,280	BioMed Realty Trust Inc.	147
2,980	Digital Realty Trust Inc.	220
4,200	Equity Residential	325
1,600	Public Storage	367
1,250	Simon Property Group Inc.	252
		1,311
Total Stocks (Cost - $2,247)		2,471
Investment Company (4%)
5,912,079	Payden Cash Reserves Money Market Fund *
	(Cost - $5,912)	5,912
Total (Cost - $167,806) (109%)		167,076
Liabilities in excess of Other Assets (-9%)		(13,724)
Net Assets (100%)		$153,352

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.
It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(c)	Principal in foreign currency.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	Security was purchased on a delayed delivery basis.
(f)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/1/2016	Australian Dollar	Credit Suisse First	$82
	(Sell 6,356)	Boston
		International
12/15/2015	British Pound	Citibank, N.A.	8
	(Buy 1,488)
12/15/2015	Euro (Sell 3,027)	BNP PARIBAS	45
11/19/2015	Mexican Peso (Sell 8,830)	Credit Suisse First	1
		Boston
		International

			$136

Liabilities:
2/1/2016	Australian Dollar	Credit Suisse First	$(5)
	(Buy 3,125)	Boston
		International
2/24/2016	Chinese Yuan	Barclays Bank PLC	(49)
	(Sell 12,034)
12/15/2015	Euro (Sell 1,177)	BNP PARIBAS	(6)
11/24/2015	New Taiwan Dollar	HSBC Bank USA,	(4)
	(Sell 21,760)	N.A.
11/24/2015	South Korean Won	BNP PARIBAS	(7)
	(Buy 1,189,000)
11/24/2015	South Korean Won	BNP PARIBAS	(43)
	(Sell 1,189,000)
1/27/2016	Thailand Baht	Barclays Bank PLC	(7)
	(Sell 68,420)

			$(121)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation Depreciation (000s)
20	U.S. Long Bond Future	Dec-15	$(3,129)	$49
30	U.S. Treasury 5 Year Note Future	Jan-16	(3,593)	23
6	U.S. Treasury Ultra Bond Future	Dec-15	959	(10)

				$62

See notes to financial statements.

Annual Report    37

Payden Absolute Return Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Corporate	35%
Mortgage Backed	31%
U.S. Treasury	11%
Asset Backed	11%
Bank Loans	7%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Asset Backed (11%)
300,000	Ally Master Owner Trust, 0.65%, 4/15/18	$300
205,001	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (a)	201
159,891	American Residential Properties 2014-SFR1
	Trust 144A, 1.30%, 9/17/31 (a)	157
300,000	Apidos CLO XXII 144A, 4.14%, 10/20/27 (a)	282
193,290	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (a)	190
128,070	Colony American Homes 2014-2 144A,
	1.15%, 7/17/31 (a)	125
169,919	Colony American Homes 2015-1 144A,
	1.40%, 7/17/32 (a)	166
450,000	Dryden XXXI Senior Loan Fund 144A,
	3.82%, 4/18/26 (a)	419
450,000	Eaton Vance Clo 2015-1 Ltd. 144A,
	4.52%, 10/20/26 (a)	437
261,490	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (a)	258
330,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.20%, 6/17/31 (a)	323
260,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.30%, 9/17/31 (a)	255
450,000	LCM XX LLC 144A, 4.07%, 10/20/27 (a)	433
300,000	North End CLO Ltd. 2013-1 144A,
	3.82%, 7/17/25 (a)	283
450,000	OHA Credit Partners XI Ltd. 144A,
	4.62%, 10/20/28 (a)	439
180,000	Progress Residential 2015-SFR1 Trust 144A,
	1.60%, 2/17/32 (a)	178
250,000	Santander Drive Auto Receivables Trust 2015-3,
	3.49%, 5/17/21	253
300,000	Symphony CLO XII Ltd. 144A,
	3.82%, 10/15/25 (a)	289
300,000	Trade MAPS 1 Ltd. 144A, 0.90%, 12/10/18 (a)	299
192,651	VOLT XXII LLC 144A, 3.50%, 2/25/55 (a)	191
135,867	VOLT XXV LLC 144A, 3.50%, 6/26/45 (a)	135

Principal or Shares	Security Description	Value (000)

391,433	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (a)	$ 389
426,301	VOLT XXXIV LLC 144A, 3.25%, 2/25/55 (a)	424
98,364	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (a)	98
Total Asset Backed (Cost - $6,580)		6,524
Bank Loans(b) (7%)
350,000	Berry Plastics Group Inc. Term Loan E 1L,
	3.75%, 12/18/20	350
401,261	Burlington Coat Factory Warehouse Corp. Term
	Loan B3 1L, 4.25%, 8/13/21	402
430,000	Charter Communications Operating LLC Term
	Loan H, 3.25%, 8/24/21	430
347,362	Davita Healthcare Partners Inc. Term Loan B 1L,
	3.50%, 6/19/21	349
283,575	Dell Inc. Term Loan B IL, 4.00%, 4/29/20	284
273,113	Dollar Tree Inc. Term Loan B 1L,
	3.50%, 7/06/22	274
347,321	MGM Resorts International Term Loan B 1L,
	3.50%, 12/20/19	347
283,564	Michaels Stores Inc. Term Loan B2 1L,
	4.00%, 1/28/20	285
426,647	Neiman Marcus Group LLC Term Loan 1L,
	4.25%, 10/25/20	418
227,694	Ortho-Clinical Diagnostics, Inc. Term Loan B 1L,
	4.75%, 6/30/21	225
199,500	PetSmart Inc., 4.25%, 3/10/22	200
213,322	PharMEDium Healthcare Corp. Term Loan 1L,
	4.25%, 1/23/21	213
225,000	Rite Aid Corp., 4.88%, 6/21/21	226
296,947	Sabre Global Inc. Term Loan B 1L,
	4.25%, 2/19/19	297
205,193	Visteon Corp. Term Loan B IL, 3.50%, 4/08/21	205
Total Bank Loans (Cost - $4,495)		4,505
Corporate Bond (36%)
90,000	AbbVie Inc., 2.50%, 5/14/20	89
105,000	Actavis Funding SCS, 1.42%, 3/12/18	104
85,000	Actavis Funding SCS, 3.00%, 3/12/20	85

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

285,000	AES Corp./VA, 3.32%, 6/01/19	$272
180,000	Air Canada 144A, 8.75%, 4/01/20 (a)	197
270,000	Air Lease Corp., 2.13%, 1/15/18	267
110,000	Allstate Corp., 5.75%, 8/15/53	115
150,000	Ally Financial Inc., 3.00%, 7/18/16	150
200,000	American Airlines 2015-2 Class B Pass Through
	Trust, 4.40%, 9/22/23	200
100,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	105
210,000	Amgen Inc., 2.13%, 5/01/20	208
110,000	Amgen Inc., 3.88%, 11/15/21	116
150,000	Anthem Inc., 2.30%, 7/15/18	151
205,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.34%, 12/15/19 (a)	202
145,000	Argos Merger Sub Inc. 144A, 7.13%, 3/15/23 (a)	153
100,000	Arizona Public Service Co., 2.20%, 1/15/20	100
210,000	AT&T Inc., 2.45%, 6/30/20	208
110,000	AT&T Inc., 3.40%, 5/15/25	107
210,000	AT&T Inc., 4.50%, 5/15/35	197
60,000	AT&T Inc., 4.75%, 5/15/46	55
150,000	AutoZone Inc., 2.50%, 4/15/21	148
360,000	Aviation Capital Group Corp. 144A,
	2.88%, 9/17/18 (a)	360
150,000	Bank of Montreal, 1.45%, 4/09/18	149
200,000	Barclays PLC, 2.88%, 6/08/20	201
150,000	Barrick North America Finance LLC,
	4.40%, 5/30/21	149
70,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (a)	70
150,000	Baxalta Inc. 144A, 2.88%, 6/23/20 (a)	150
150,000	Baxalta Inc. 144A, 5.25%, 6/23/45 (a)	153
130,000	Baylor Scott & White Holdings,
	2.12%, 11/15/20	129
150,000	BBVA Banco Continental SA 144A,
	2.25%, 7/29/16 (a)	151
150,000	Biogen Inc., 2.90%, 9/15/20	151
290,000	Block Financial LLC, 4.13%, 10/01/20	295
330,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (a)	331
310,000	Boston Scientific Corp., 3.85%, 5/15/25	309
110,000	CNH Industrial Capital LLC, 3.25%, 2/01/17	111
100,000	CommScope Inc. 144A, 4.38%, 6/15/20 (a)	102
150,000	ConAgra Foods Inc., 0.69%, 7/21/16	150
130,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	134
160,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands, 3.88%, 2/08/22	170
250,000	Credit Suisse/New York NY, 1.70%, 4/27/18	249
350,000	CSX Corp., 7.38%, 2/01/19	406
250,000	CVS Health Corp., 2.80%, 7/20/20	255
420,000	Dominion Resources Inc./VA, 2.50%, 12/01/19	421
100,000	Dun & Bradstreet Corp., 4.00%, 6/15/20	101
200,000	E*TRADE Financial Corp., 5.38%, 11/15/22	214
150,000	ERAC USA Finance LLC 144A,
	2.80%, 11/01/18 (a)	153
140,000	Exelon Generation Co. LLC, 2.95%, 1/15/20	141
150,000	Express Scripts Holding Co., 1.25%, 6/02/17	149
300,000	Fifth Third Bank/Cincinnati OH,
	2.38%, 4/25/19	302

Principal or Shares	Security Description	Value (000)

200,000	Ford Motor Credit Co. LLC, 2.60%, 11/04/19	$198
150,000	Ford Motor Credit Co. LLC, 3.98%, 6/15/16	152
215,000	Frontier Communications Corp.,
	6.25%, 9/15/21	193
150,000	General Motors Financial Co. Inc.,
	3.15%, 1/15/20	150
310,000	Gilead Sciences Inc., 2.55%, 9/01/20	313
100,000	Glencore Funding LLC 144A, 1.49%, 5/27/16 (a)	98
150,000	Goldman Sachs Group Inc., 2.55%, 10/23/19	151
180,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22	196
120,000	Harley-Davidson Financial Services Inc. 144A,
	2.15%, 2/26/20 (a)	119
90,000	HealthSouth Corp., 5.75%, 11/01/24	90
240,000	Hewlett Packard Enterprise Co. 144A,
	2.45%, 10/05/17 (a)	241
240,000	Hewlett Packard Enterprise Co. 144A,
	2.85%, 10/05/18 (a)	241
160,000	HSBC USA Inc., 1.70%, 3/05/18	160
70,000	Hyundai Capital America 144A,
	2.00%, 3/19/18 (a)	70
180,000	Hyundai Capital America 144A,
	2.40%, 10/30/18 (a)	180
200,000	Imperial Tobacco Finance PLC 144A,
	2.05%, 7/20/18 (a)	200
170,000	JPMorgan Chase & Co., 2.25%, 1/23/20	169
150,000	KeyCorp, 2.30%, 12/13/18	151
150,000	Keysight Technologies Inc. 144A,
	3.30%, 10/30/19 (a)	149
110,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	107
120,000	Kraft Heinz Foods Co. 144A, 2.80%, 7/02/20 (a)	121
150,000	Kroger Co., 6.15%, 1/15/20	172
180,000	Landry’s Inc. 144A, 9.38%, 5/01/20 (a)	194
190,000	Latam Airlines 2015-1 Pass Through Trust A
	144A, 4.20%, 11/15/27 (a)	181
140,000	Level 3 Financing Inc., 6.13%, 1/15/21	148
125,000	Macquarie Group Ltd. 144A, 6.00%, 1/14/20 (a)	139
100,000	Majapahit Holding BV 144A,
	8.00%, 8/07/19 (a)	113
250,000	Manufacturers & Traders Trust Co.,
	2.10%, 2/06/20	247
180,000	McGraw Hill Financial Inc. 144A,
	3.30%, 8/14/20 (a)	183
230,000	Medtronic Inc., 2.50%, 3/15/20	234
160,000	Metropolitan Life Global Funding I 144A,
	2.30%, 4/10/19 (a)	162
420,000	Microsoft Corp., 2.38%, 2/12/22	419
200,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (a)	199
150,000	Mondelez International Inc., 2.25%, 2/01/19	151
450,000	Morgan Stanley, 2.80%, 6/16/20	454
320,000	National Australia Bank Ltd. 144A,
	2.40%, 12/09/19 (a)	322
100,000	Navient Corp., 6.00%, 1/25/17	103
190,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (a)	199
240,000	New York Life Global Funding 144A,
	2.10%, 1/02/19 (a)	242
330,000	Oracle Corp., 2.38%, 1/15/19	337
40,000	Peabody Energy Corp., 6.25%, 11/15/21	6
200,000	Perrigo Co. PLC, 2.30%, 11/08/18	197

Annual Report    39

Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

250,000	PNC Bank NA, 1.80%, 11/05/18	$ 250
100,000	Prudential Financial Inc., 5.38%, 5/15/45	101
130,000	QUALCOMM Inc., 2.25%, 5/20/20	129
75,000	Reynolds American Inc., 3.25%, 6/12/20	77
300,000	Roche Holdings Inc. 144A, 2.25%, 9/30/19 (a)	304
300,000	Southern Co., 2.75%, 6/15/20	299
140,000	Southern Power Co., 1.50%, 6/01/18	138
255,000	Sprint Communications Inc., 8.38%, 8/15/17	261
275,000	Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	282
300,000	Thermo Fisher Scientific Inc., 2.40%, 2/01/19	302
150,000	Time Warner Inc., 2.10%, 6/01/19	150
150,000	Toyota Motor Credit Corp., 2.13%, 7/18/19	151
200,000	UBS Group Funding Jersey Ltd. 144A,
	2.95%, 9/24/20 (a)	200
180,000	United Rentals North America Inc.,
	7.63%, 4/15/22	196
170,000	United Technologies Corp., 6.13%, 2/01/19	192
210,000	UnitedHealth Group Inc., 2.70%, 7/15/20	215
150,000	Ventas Realty LP / Ventas Capital Corp.,
	2.70%, 4/01/20	149
80,000	Ventas Realty LP / Ventas Capital Corp.,
	4.00%, 4/30/19	84
200,000	Vodafone Group PLC, 2.50%, 9/26/22	188
320,000	Walgreens Boots Alliance Inc., 2.70%, 11/18/19	322
250,000	Wells Fargo & Co., 2.15%, 1/15/19	253
150,000	Westpac Banking Corp., 1.06%, 7/30/18	150
420,000	William Wrigley Jr Co. 144A,
	2.90%, 10/21/19 (a)	430
200,000	ZF North America Capital Inc. 144A,
	4.00%, 4/29/20 (a)	203
60,000	Zimmer Holdings Inc., 1.45%, 4/01/17	60
40,000	Zimmer Holdings Inc., 2.00%, 4/01/18	40
Total Corporate Bond (Cost - $21,920)		21,862
Foreign Government (0%)
200,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (a)
	(Cost - $202)	195
Mortgage Backed (31%)
686,726	Alternative Loan Trust 2005-56,
	0.93%, 11/25/35	585
306,008	Alternative Loan Trust 2006-45T1,
	6.00%, 2/25/37	250
389,845	Alternative Loan Trust 2006-HY11,
	0.32%, 6/25/36	342
304,417	American Home Mortgage Investment Trust
	2006-3, 2.28%, 12/25/36	214
312,695	Banc of America Funding 2005-H Trust,
	2.87%, 11/20/35	262
167,098	Bear Stearns ALT-A Trust 2006-6,
	2.76%, 11/25/36	128
272,664	Bear Stearns ARM Trust 2007-3,
	2.78%, 5/25/47	245
314,462	CHL Mortgage Pass-Through Trust 2004-29,
	2.24%, 2/25/35	252
282,856	CHL Mortgage Pass-Through Trust 2006-HYB1,
	2.45%, 3/20/36	258
643,413	Connecticut Avenue Securities, 1.15%, 5/25/24	640
285,630	Connecticut Avenue Securities, 1.15%, 5/25/24	283

Principal or Shares	Security Description	Value (000)

159,669	Connecticut Avenue Securities, 1.39%, 7/25/24	$159
421,630	Connecticut Avenue Securities, 2.29%, 11/25/24	424
259,722	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (a)	248
659,278	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36	571
397,055	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	332
198,769	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	166
593,486	Fannie Mae Connecticut Avenue Securities,
	1.35%, 5/25/25	592
397,049	Fannie Mae Connecticut Avenue Securities,
	1.39%, 7/25/24	396
216,112	Fannie Mae Connecticut Avenue Securities,
	1.69%, 2/25/25	217
1,081,212	Fannie Mae Connecticut Avenue Securities,
	1.70%, 7/25/25	1,081
126,935	Fannie Mae Connecticut Avenue Securities,
	2.14%, 11/25/24	128
309,413	Fannie Mae Connecticut Avenue Securities,
	2.20%, 10/25/23	312
400,000	Fannie Mae Connecticut Avenue Securities,
	4.20%, 5/25/25	381
250,000	Fannie Mae Connecticut Avenue Securities,
	5.20%, 7/25/25	249
150,000	Fannie Mae Connecticut Avenue Securities,
	5.20%, 7/25/25	150
450,000	Fannie Mae Connecticut Avenue Securities,
	5.89%, 4/25/28	459
264,780	First Horizon Alternative Mortgage Securities
	Trust 2006-FA2, 6.00%, 5/25/36	223
238,687	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.10%, 10/25/27	238
288,617	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.20%, 2/25/24	289
264,137	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.25%, 3/25/25	264
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.44%, 3/25/28	250
273,521	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.85%, 8/25/24	275
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.35%, 1/25/25	298
1,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.89%, 3/25/28	1,342
249,712	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.70%, 1/25/25	292
470,079	GreenPoint MTA Trust 2005-AR1,
	0.64%, 6/25/45	417
355,381	GSMPS Mortgage Loan Trust 2005-RP3 144A, 0.55%, 9/25/35 (a)	305
191,178	HomeBanc Mortgage Trust 2004-1,
	1.06%, 8/25/29	181

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

230,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.45%, 1/15/32 (a)	$ 229
325,772	JP Morgan Mortgage Trust 2006-A3,
	2.84%, 5/25/36	292
356,273	JP Morgan Mortgage Trust 2014-IVR3 144A,
	3.00%, 9/25/44 (a)	362
362,566	Merrill Lynch Mortgage Backed Securities Trust
	Series 2007-2, 2.73%, 8/25/36	337
186,923	New Residential Mortgage Loan Trust 2014-3
	144A, 5.67%, 11/25/54 (a)	199
133,522	New Residential Mortgage Loan Trust 2015-1
	144A, 3.75%, 5/28/52 (a)	137
144,477	Provident Funding Mortgage Loan Trust 2005-2,
	2.55%, 10/25/35	144
400,902	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	369
114,448	Sequoia Mortgage Trust, 0.99%, 10/20/27	112
252,358	Sequoia Mortgage Trust 2007-1, 2.51%, 2/20/47	221
270,255	Springleaf Mortgage Loan Trust 2013-1 144A,
	1.27%, 6/25/58 (a)	271
498,999	Structured Asset Mortgage Investments II Trust
	2006-AR7, 0.41%, 8/25/36	392
136,715	WaMu Mortgage Pass Through Certificates,
	2.40%, 9/25/36	124
453,596	WaMu Mortgage Pass-Through Certificates,
	0.48%, 11/25/45	398
103,494	WaMu Mortgage Pass-Through Certificates,
	0.49%, 10/25/45	96
186,464	WaMu Mortgage Pass-Through Certificates,
	0.49%, 12/25/45	170
510,700	WaMu Mortgage Pass-Through Certificates,
	0.81%, 8/25/45	350
137,035	WaMu Mortgage Pass-Through Certificates,
	2.09%, 6/25/37	123
429,493	WaMu Mortgage Pass-Through Certificates,
	2.38%, 7/25/37	387
295,312	WaMu Mortgage Pass-Through Certificates,
	2.41%, 8/25/46	255
66,152	Wells Fargo Mortgage Backed Securities Trust,
	2.70%, 6/25/35	62
Total Mortgage Backed (Cost - $18,713)		18,728
U.S. Treasury (11%)
5,500,000	U.S. Treasury Bill, 0.00%, 4/21/16 (c)	5,495
1,400,000	U.S. Treasury Bill, 0.06%, 12/17/15 (c)	1,400
Total U.S. Treasury (Cost - $6,896)		6,895
Purchased Put Options (0%)
203	iShares 20+ Year Treasury Bond ETF, 114,
	11/20/15	1
116	iShares 20+ Year Treasury Bond ETF, 115,
	11/27/15	1
55	S&P 500 Index, 1750, 11/20/15	3
105	S&P 500 Index, 1750, 11/30/15	9
Total Purchased Put Options (Cost - $23)		14
Investment Company (5%)
2,786,618	Payden Cash Reserves Money Market Fund *
	(Cost - $2,787)	2,787

Principal or Shares	Security Description	Value (000)

Total (Cost - $61,616) (101%)		$ 61,510
Liabilities in excess of Other Assets (-1%)		(523)
Net Assets (100%)		$ 60,987

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(c)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/1/2016	Australian Dollar	Credit Suisse First	$32
	(Sell 2,515)	Boston
		International
12/15/2015	British Pound (Buy 562)	Citibank, N.A.	3
12/15/2015	Euro (Sell 1,162)	BNP PARIBAS	16

			$51

Liabilities:
2/1/2016	Australian Dollar	Credit Suisse First	$(2)
	(Buy 1,238)	Boston
		International
2/24/2016	Chinese Yuan (Sell 4,600)	Barclays Bank PLC	(20)
12/15/2015	Euro (Sell 505)	BNP PARIBAS	(2)
11/24/2015	New Taiwan Dollar	HSBC Bank USA,	(2)
	(Sell 9,290)	N.A.
11/24/2015	South Korean Won	BNP PARIBAS	(3)
	(Buy 508,000)
11/24/2015	South Korean Won (Sell 508,000)	BNP PARIBAS	(19)
1/27/2016	Thailand Baht (Sell 27,080)	Barclays Bank PLC	(3)

			$(51)

Annual Report    41

Payden Absolute Return Bond Fund continued

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
29	90-Day Sterling Future	Jun-16	$(5,547)	$(10)
11	Australian 10 Year	Dec-15	(1,014)	—
	Bond Future
37	Australian 3 Year Bond	Dec-15	2,963	4
	Future
2	U.S. Long Bond Future	Dec-15	(313)	5
14	U.S. Treasury 10 Year	Dec-15	1,788	(12)
	Note Future
14	U.S. Treasury 5 Year	Jan-16	(1,677)	(2)
	Note Future
1	U.S. Treasury Ultra	Dec-15	(160)	4
	Bond Future

				$(11)

See notes to financial statements.

42   Payden Mutual Funds

Payden Floating Rate Fund

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Bank Loans	79%
Corporate	8%
Asset Backed	6%
Investment Company	6%
Mortgage Backed	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
1,800,000	Babson CLO Ltd./Cayman Islands 144A,
	3.82%, 4/20/25 (a)	$1,718
1,500,000	Carlyle Global Market Strategies CLO 2013-2
	Ltd. 144A, 4.07%, 4/18/25 (a)	1,439
1,500,000	CIFC Funding 2013-III Ltd. 144A,
	3.54%, 10/24/25 (a)	1,379
1,500,000	Dryden XXII Senior Loan Fund 144A,
	3.52%, 8/15/25 (a)	1,398
1,500,000	Madison Park Funding XIII Ltd. 144A,
	3.67%, 1/19/25 (a)	1,400
1,500,000	North End CLO Ltd. 2013-1 144A,
	3.82%, 7/17/25 (a)	1,414
1,250,000	Octagon Investment Partners XIV Ltd. 144A,
	4.32%, 1/15/24 (a)	1,240
Total Asset Backed (Cost - $10,299)		9,988
Bank Loans(b) (76%)
1,885,411	Academy Ltd., 5.00%, 7/02/22	1,881
2,468,750	Air Canada Corp. Term Loan B 1L,
	4.00%, 9/26/19	2,475
2,978,031	Albertsons/Safeway LLC Term Loan B4 1L,
	5.50%, 8/25/21	2,982
2,160,140	Alliance Healthcare Services Inc. Term Loan B
	1L, 4.25%, 6/03/19	2,152
2,656,083	Allison Transmission Inc. Term Loan B3 1L,
	3.75%, 8/23/19	2,663
997,500	Altice Financing SA Term Loan 1L,
	5.25%, 1/30/22	996
2,156,000	American Builders & Contractors Supply Co. Inc.
	Term Loan B1 1L, 3.50%, 4/16/20	2,146
1,909,400	Applied Systems Inc. Term Loan 1L,
	4.25%, 1/15/21	1,899
500,000	ARAMARK Corp. Term Loan E 1L,
	3.25%, 9/07/19	501
2,475,000	Ashland Water Technologies/Solenis Term Loan
	1L, 4.25%, 7/02/21	2,441
927,675	Asurion LLC, 5.00%, 8/04/22	879

Principal or Shares	Security Description	Value (000)

1,017,022	Asurion LLC Term Loan B1 1L, 4.50%, 5/24/19	$972
2,750,000	B and G Foods Inc. Term Loan B 1L,
	3.75%, 10/05/22	2,756
400,000	Berry Plastics Group Inc., 4.00%, 10/01/22	401
2,229,129	Berry Plastics Group Inc. Term Loan E 1L,
	3.75%, 12/18/20	2,230
2,463,064	BJ’s Wholesale Club Inc. Term Loan B 1L,
	4.50%, 9/26/19	2,446
1,330,000	Burlington Coat Factory Warehouse Corp. Term
	Loan B3 1L, 4.25%, 8/13/21	1,334
1,989,950	CD&R Millennium Holdco, 4.50%, 7/31/21	1,973
398,977	CDW LLC/CDW Finance Corp. Term Loan B 1L,
	3.50%, 4/29/20	398
1,000,000	Charter Communications Term Loan I 1L,
	3.50%, 1/23/23	1,001
957,279	Chs/Community Health Systems Inc.,
	4.00%, 1/27/21	956
2,156,000	Cincinnati Bell Inc. Term Loan B 1L,
	4.00%, 9/10/20	2,134
2,500,000	Clubcorp Club Operations Inc. Term Loan B 1L,
	4.50%, 7/24/20	2,504
2,500,000	Commscope Term Loan 1L GTD,
	3.75%, 12/29/22	2,502
2,992,500	Communications Sales & Leasing Corp. Term
	Loan B 1L, 5.00%, 10/16/22	2,833
1,984,925	Davita Healthcare Partners Inc. Term Loan B 1L,
	3.50%, 6/19/21	1,994
2,130,325	Dell Inc. Term Loan B IL, 4.00%, 4/29/20	2,133
2,038,685	Dole Food Co. Inc. Term Loan B 1L,
	4.50%, 11/01/18	2,041
2,541,731	Dollar Tree Inc. Term Loan B 1L,
	3.50%, 7/06/22	2,550
500,000	Endo International Term Loan B 1L,
	3.75%, 9/25/22	493
2,700,000	Energy Transfer Equity LP Term Loan 1L,
	3.25%, 12/02/19	2,596

Annual Report    43

Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

985,000	Fiat SpA Term Loan B 1L, 3.25%, 12/29/18	$983
2,462,500	Grifols SA Term Loan B 1L, 3.00%, 3/07/21	2,462
1,124,812	Harbor Freight Tools USA Inc. Term Loan B 1L,
	4.75%, 7/26/19	1,130
1,691,205	Hilton Worldwide Finance LLC Term Loan B2,
	4.00%, 10/26/20	1,697
1,176,090	HUB International Ltd. Term Loan B 1L,
	4.25%, 10/02/20	1,148
2,495,103	Ineos U.S. Finance LLC Term Loan 1L,
	4.25%, 3/12/22	2,466
2,468,750	Interactive Data Corp. Term Loan B 1L,
	4.75%, 4/24/21	2,472
2,000,000	International Finance Corp. Term Loan B 1L,
	3.50%, 2/27/21	2,003
1,975,000	Kindred Healthcare Inc. Term Loan B 1L,
	4.00%, 3/28/21	1,969
1,663,851	La Quinta Intermediate Holdings LLC Term Loan
	B 1L, 4.25%, 4/14/21	1,651
1,448,311	Landry’s Inc., 4.00%, 4/24/18	1,452
1,176,000	Live Nation Entertainment Inc. Term Loan B1,
	3.50%, 8/16/20	1,179
1,984,694	MGM Resorts International Term Loan B 1L,
	3.50%, 12/20/19	1,984
1,975,000	Michaels Stores, Inc. Term Loan B2 1L,
	4.00%, 1/28/20	1,982
1,572,727	MPH Acquisition Holdings LLC Term Loan B
	1L, 4.25%, 3/31/21	1,555
2,156,096	Neiman Marcus Group LLC Term Loan 1L,
	4.25%, 10/25/20	2,110
2,468,777	Nortek Inc. Term Loan B 1L, 3.75%, 10/30/20	2,450
1,596,398	Numericable SFR Term Loan B1 1L,
	4.50%, 4/23/20	1,578
1,381,102	Numericable SFR Term Loan B2 1L,
	4.50%, 4/23/20	1,365
2,468,750	Ortho-Clinical Diagnostics, Inc. Term Loan B 1L,
	4.75%, 6/30/21	2,438
2,500,000	Party City Term Loan B 1L, 4.25%, 8/06/22	2,503
2,992,500	PetSmart Inc., 4.25%, 3/10/22	2,997
940,556	PharMEDium Healthcare Corp. Term Loan 1L,
	4.25%, 1/23/21	940
388,243	Pinnacle Entertainment Inc. Term Loan B2 1L,
	3.75%, 8/13/20	389
982,500	Realogy Group LLC Term Loan B 1L,
	3.75%, 3/05/20	984
1,970,849	Restaurant Brands Term Loan B2 1L,
	3.75%, 12/12/21	1,977
2,500,000	Reynolds Group Holdings Inc.,
	4.50%, 12/01/18	2,508
2,800,000	Rite Aid Corp., 4.88%, 6/21/21	2,811
2,455,808	Sabre Inc. Term Loan B 1L, 4.25%, 2/19/19	2,459
1,975,000	SBA Communications Corp. Term Loan B 1L,
	3.25%, 3/31/21	1,964
1,451,852	Signode Industrial Group Term Loan B 1L,
	4.00%, 5/01/21	1,429
2,000,000	Smart & Final Term Loan B 1L,
	4.00%, 11/15/19	1,994

Principal or Shares	Security Description	Value (000)

1,959,799	Starwood Property Trust Inc. Term Loan 1L,
	3.50%, 4/19/20	$ 1,940
1,970,000	Stena Term Loan B 1L, 4.00%, 3/03/21	1,684
500,000	Sterigenics-Nordion Term Loan B 1L,
	4.25%, 4/27/22	496
1,464,736	TransDigm Inc. Term Loan C 1L,
	3.75%, 2/28/20	1,448
2,200,000	UPC Financing Partnership Term Loan 1L,
	3.25%, 6/30/21	2,167
1,689,286	Vantiv LLC Term Loan B 1L, 3.75%, 6/13/21	1,695
1,166,667	Visteon Corp. Term Loan B IL, 3.50%, 4/08/21	1,164
Total Bank Loans (Cost - $127,690)		126,885
Corporate Bond (7%)
2,500,000	AES Corp./VA, 3.32%, 6/01/19	2,388
2,000,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.34%, 12/15/19 (a)	1,975
1,000,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 3.07%, 12/01/17	1,008
462,000	Bumble Bee Acquisition Corp. 144A,
	9.00%, 12/15/17 (a)	476
1,000,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	1,031
1,000,000	Dana Holding Corp., 6.75%, 2/15/21	1,044
1,210,000	Landry’s Inc. 144A, 9.38%, 5/01/20 (a)	1,304
1,000,000	Navient Corp., 6.00%, 1/25/17	1,029
1,000,000	Novelis Inc., 8.38%, 12/15/17	1,009
1,000,000	Tenet Healthcare Corp. 144A, 3.84%, 6/15/20 (a)	997
Total Corporate Bond (Cost - $12,326)		12,261
Mortgage Backed (1%)
675,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 3.80%, 4/25/24	631
350,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 7.75%, 12/25/27	351
999,886	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 8.15%, 5/25/25	1,008
Total Mortgage Backed (Cost - $2,025)		1,990
Investment Company (6%)
9,508,911	Payden Cash Reserves Money Market Fund *
	(Cost - $9,509)	9,509
Total (Cost - $161,849) (96%)		160,633
Other Assets, net of Liabilities (4%)		5,979
Net Assets (100%)		$ 166,612

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

44   Payden Mutual Funds

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Consumer Cyclical	19%
Telecommunication	18%
Financial	16%
Consumer Non-Cyclical	910
Energy	7%
Other	30%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Bank Loans(a) (0%)
2,239,300	HCA Inc. Term Loan B4 1L, 2.93%, 5/01/18
	(Cost - $2,227)	$2,243
Corporate Bond (86%)
Consumer Cyclical (18%)
4,650,000	Air Canada 144A, 6.75%, 10/01/19 (b)	4,941
3,100,000	Air Canada 144A, 7.75%, 4/15/21 (b)	3,243
4,159,057	American Airlines 2013-1 Class B Pass Through
	Trust, 5.63%, 1/15/21	4,211
2,900,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	3,049
2,585,000	AmeriGas Finance LLC / AmeriGas Finance
	Corp., 7.00%, 5/20/22	2,740
1,193,000	AmeriGas Partners LP / AmeriGas Finance Corp.,
	6.50%, 5/20/21	1,238
1,200,000	Brightstar Corp. 144A, 7.25%, 8/01/18 (b)	1,251
2,150,000	Brookfield Residential Properties Inc. 144A,
	6.38%, 5/15/25 (b)	2,075
3,400,000	Caleres Inc. 144A, 6.25%, 8/15/23 (b)	3,451
2,500,000	Carmike Cinemas Inc. 144A, 6.00%, 6/15/23 (b)	2,597
3,600,000	Carrols Restaurant Group Inc., 8.00%, 5/01/22	3,843
3,450,000	D.R. Horton Inc., 4.38%, 9/15/22	3,536
3,550,000	Dollar Tree Inc 144A, 5.75%, 3/01/23 (b)	3,759
5,000,000	General Motors Financial Co. Inc.,
	4.25%, 5/15/23	5,090
4,000,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22	4,365
2,500,000	L Brands Inc., 6.63%, 4/01/21	2,844
3,679,000	Landry’s Inc. 144A, 9.38%, 5/01/20 (b)	3,964
3,300,000	Lennar Corp., 4.50%, 11/15/19	3,432
5,150,000	Levi Strauss & Co., 6.88%, 5/01/22	5,671
5,025,000	MGM Resorts International, 5.25%, 3/31/20	5,151
5,563,000	Mobile Mini Inc., 7.88%, 12/01/20	5,813
3,450,000	Neiman Marcus Group Ltd. LLC 144A,
	8.75%, 10/15/21 (b)	3,601
4,500,000	New Red Finance Inc 144A, 6.00%, 4/01/22 (b)	4,719
3,410,000	Party City Holdings Inc. 144A,
	6.13%, 8/15/23 (b)	3,529
4,000,000	Regal Entertainment Group, 5.75%, 3/15/22	4,145

Principal or Shares	Security Description	Value (000)

3,550,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)	$3,838
4,000,000	Schaeffler Finance BV 144A, 4.25%, 5/15/21 (b)	4,040
3,900,000	Suburban Propane Partners LP/Suburban Energy
	Finance Corp., 5.50%, 6/01/24	3,802
5,500,000	Taylor Morrison Communities Inc. / Monarch
	Communities Inc. 144A, 5.63%, 3/01/24 (b)	5,445
1,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital
	Corp. 144A, 4.25%, 5/30/23 (b)	894
4,000,000	ZF North America Capital Inc. 144A,
	4.00%, 4/29/20 (b)	4,055
		114,332
Consumer Non-Cyclical (10%)
2,640,000	ACCO Brands Corp., 6.75%, 4/30/20	2,825
2,200,000	Aramark Services Inc, 5.75%, 3/15/20	2,300
4,700,000	Ashtead Capital Inc. 144A, 6.50%, 7/15/22 (b)	5,064
4,000,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc. 144A, 5.13%, 6/01/22 (b)	4,098
4,000,000	C&S Group Enterprises LLC 144A,
	5.38%, 7/15/22 (b)	3,680
4,055,000	Central Garden and Pet Co., 8.25%, 3/01/18	4,136
4,300,000	Dole Food Co. Inc. 144A, 7.25%, 5/01/19 (b)	4,326
3,000,000	Endo Finance Co. 144A, 5.75%, 1/15/22 (b)	2,948
3,500,000	Grifols Worldwide Operations Ltd.,
	5.25%, 4/01/22	3,631
4,500,000	Hertz Corp., 6.75%, 4/15/19	4,629
4,100,000	Ingles Markets Inc., 5.75%, 6/15/23	4,203
3,000,000	Iron Mountain Inc., 5.75%, 8/15/24	3,026
3,000,000	LifePoint Health Inc., 5.50%, 12/01/21	3,053
3,050,000	Mallinckrodt International Finance SA /
	Mallinckrodt CB LLC 144A,
	5.63%, 10/15/23 (b)	2,894
4,000,000	NBTY Inc., 9.00%, 10/01/18	4,100

Annual Report    45

Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

3,600,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC, 6.88%, 2/15/21	$3,771
3,500,000	United Rentals North America Inc.,
	7.63%, 4/15/22	3,815
		62,499
Energy (7%)
1,000,000	Chesapeake Energy Corp., 6.88%, 11/15/20	682
2,650,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (b)	2,886
5,200,000	EP Energy LLC / EP Energy Finance Inc.,
	9.38%, 5/01/20	4,550
4,700,000	Laredo Petroleum Inc., 7.38%, 5/01/22	4,665
4,750,000	Nielsen Co. Luxembourg SARL 144A,
	5.50%, 10/01/21 (b)	4,940
2,000,000	Noble Holding International Ltd.,
	5.95%, 4/01/25	1,610
6,000,000	Peabody Energy Corp., 6.50%, 9/15/20	825
3,000,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	2,993
2,200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	2,134
5,500,000	SM Energy Co., 6.50%, 1/01/23	5,447
1,850,000	Sunoco LP / Sunoco Finance Corp. 144A,
	5.50%, 8/01/20 (b)	1,906
2,700,000	Sunoco LP / Sunoco Finance Corp. 144A,
	6.38%, 4/01/23 (b)	2,734
3,000,000	Tesoro Corp., 5.38%, 10/01/22	3,056
5,075,000	WPX Energy Inc., 6.00%, 1/15/22	4,491
		42,919
Financial (16%)
3,500,000	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust, 5.00%, 10/01/21	3,666
4,100,000	Aircastle Ltd., 5.13%, 3/15/21	4,336
3,000,000	Ally Financial Inc., 3.50%, 1/27/19	3,026
8,800,000	Ally Financial Inc., 4.13%, 2/13/22	8,927
3,800,000	Argos Merger Sub Inc. 144A, 7.13%, 3/15/23 (b)	4,009
2,700,000	BNP Paribas SA 144A, 7.38%, 12/29/49 (b)	2,798
3,000,000	CIT Group Inc., 5.00%, 8/15/22	3,169
4,600,000	CIT Group Inc., 5.38%, 5/15/20	4,974
4,700,000	Citigroup Inc., 5.95%, 7/29/49	4,671
3,500,000	Communications Sales & Leasing Inc. 144A,
	6.00%, 4/15/23 (b)	3,412
3,550,000	Credit Acceptance Corp. 144A,
	7.38%, 3/15/23 (b)	3,683
3,600,000	E*TRADE Financial Corp., 5.38%, 11/15/22	3,858
3,500,000	Hartford Financial Services Group Inc.,
	8.13%, 6/15/38	3,896
3,500,000	Hockey Merger Sub 2 Inc. 144A,
	7.88%, 10/01/21 (b)	3,500
4,300,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp., 6.00%, 8/01/20	4,504
4,300,000	International Lease Finance Corp.,
	4.63%, 4/15/21	4,461
2,600,000	International Lease Finance Corp.,
	8.63%, 1/15/22	3,208
1,600,000	MetLife Inc., 5.25%, 12/29/49	1,619
4,000,000	Morgan Stanley, 5.45%, 7/29/49	3,940
3,250,000	Navient Corp., 4.88%, 6/17/19	3,152
3,000,000	Navient Corp., 6.00%, 1/25/17	3,086

Principal or Shares	Security Description	Value (000)

4,000,000	Pershing Square Holdings Ltd. 144A,
	5.50%, 7/15/22 (b)	$3,780
3,500,000	Radian Group Inc., 5.25%, 6/15/20	3,504
4,500,000	Royal Bank of Scotland Group PLC,
	6.10%, 6/10/23	4,903
3,000,000	Royal Bank of Scotland Group PLC,
	7.50%, 12/29/49	3,112
		97,194
Healthcare (6%)
2,400,000	CHS/Community Health Systems Inc.,
	6.88%, 2/01/22	2,430
2,000,000	CHS/Community Health Systems Inc.,
	8.00%, 11/15/19	2,090
4,000,000	Crimson Merger Sub Inc. 144A,
	6.63%, 5/15/22 (b)	3,475
4,000,000	DaVita HealthCare Partners Inc.,
	5.75%, 8/15/22	4,215
4,750,000	HCA Inc., 6.50%, 2/15/20	5,326
4,950,000	HCA Inc., 7.50%, 2/15/22	5,717
3,000,000	HealthSouth Corp., 5.75%, 11/01/24	3,015
5,740,000	Tenet Healthcare Corp., 5.00%, 3/01/19	5,640
2,200,000	Tenet Healthcare Corp., 5.50%, 3/01/19	2,178
1,000,000	Tenet Healthcare Corp., 8.00%, 8/01/20	1,040
		35,126
Industrial (5%)
4,000,000	Ardagh Packaging Finance PLC 144A,
	9.13%, 10/15/20 (b)	4,205
4,280,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.34%, 12/15/19 (b)	4,227
2,200,000	Ball Corp., 5.25%, 7/01/25	2,244
3,300,000	Berry Plastics Corp., 5.13%, 7/15/23	3,275
4,550,000	Bombardier Inc. 144A, 5.75%, 3/15/22 (b)	3,540
3,200,000	Novelis Inc./GA, 8.75%, 12/15/20	3,224
3,500,000	Spirit Aerosystems Inc., 6.75%, 12/15/20	3,640
3,200,000	Trinseo Materials Operating SCA / Trinseo
	Materials Finance Inc. 144A, 6.75%, 5/01/22 (b)	3,216
2,800,000	Triumph Group Inc., 4.88%, 4/01/21	2,513
		30,084
Material (3%)
3,000,000	A Schulman Inc. 144A, 6.88%, 6/01/23 (b)	2,993
3,600,000	Alcoa Inc., 5.87%, 2/23/22	3,780
5,600,000	ArcelorMittal, 7.00%, 2/25/22	5,334
1,000,000	Ashland Inc., 4.75%, 8/15/22	1,004
2,000,000	Commercial Metals Co., 4.88%, 5/15/23	1,780
3,200,000	INEOS Group Holdings SA 144A,
	6.13%, 8/15/18 (b)	3,236
2,000,000	PolyOne Corp., 7.38%, 9/15/20	2,092
		20,219
Technology (2%)
520,000	First Data Corp. 144A, 6.75%, 11/01/20 (b)	549
2,424,000	First Data Corp. 144A, 8.25%, 1/15/21 (b)	2,548
2,424,000	First Data Corp., 12.63%, 1/15/21	2,785
4,460,000	Freescale Semiconductor Inc. 144A,
	6.00%, 1/15/22 (b)	4,761
3,500,000	Infor U.S. Inc. 144A, 6.50%, 5/15/22 (b)	3,325
		13,968

46   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Telecommunication (18%)
3,200,000	Altice SA 144A, 7.75%, 5/15/22 (b)	$3,088
3,050,000	CCO Holdings LLC / CCO Holdings Capital
	Corp., 5.13%, 2/15/23	3,065
3,300,000	CCO Holdings LLC / CCO Holdings Capital
	Corp., 6.50%, 4/30/21	3,469
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,573
5,000,000	CenturyLink Inc., 6.45%, 6/15/21	5,063
3,500,000	Cogent Communications Group Inc. 144A,
	5.38%, 3/01/22 (b)	3,465
3,200,000	CommScope Technologies Finance LLC 144A,
	6.00%, 6/15/25 (b)	3,256
3,800,000	Consolidated Communications Inc. 144A,
	6.50%, 10/01/22 (b)	3,380
3,490,000	CSC Holdings LLC, 8.63%, 2/15/19	3,717
5,500,000	DISH DBS Corp., 5.88%, 7/15/22	5,404
4,750,000	DISH DBS Corp., 6.75%, 6/01/21	4,916
4,000,000	Frontier Communications Corp.,
	7.63%, 4/15/24	3,600
2,100,000	Frontier Communications Corp. 144A,
	10.50%, 9/15/22 (b)	2,184
4,150,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	3,808
3,500,000	Level 3 Financing Inc., 5.63%, 2/01/23	3,609
4,215,000	Numericable Group SA 144A,
	6.00%, 5/15/22 (b)	4,236
2,600,000	Numericable Group SA 144A,
	6.25%, 5/15/24 (b)	2,607
4,320,000	SBA Communications Corp., 5.63%, 10/01/19	4,531
4,600,000	Sinclair Television Group Inc., 6.38%, 11/01/21	4,761
1,700,000	Softbank Corp. 144A, 4.50%, 4/15/20 (b)	1,689
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,024
9,000,000	Sprint Capital Corp., 6.90%, 5/01/19	8,663
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	1,885
1,500,000	Sprint Corp., 7.88%, 9/15/23	1,391
5,000,000	Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	5,126
3,650,000	Telecom Italia SPA 144A, 5.30%, 5/30/24 (b)	3,682
5,500,000	T-Mobile USA Inc., 6.25%, 4/01/21	5,692
3,240,000	Tribune Media Co. 144A, 5.88%, 7/15/22 (b)	3,337
2,540,000	Windstream Corp., 6.38%, 8/01/23	2,022
4,350,000	Windstream Corp., 7.50%, 6/01/22	3,632
1,590,000	Windstream Corp., 7.88%, 11/01/17	1,692
		111,567
Utility (1%)
1,900,000	Calpine Corp. 144A, 7.88%, 1/15/23 (b)	2,050
4,000,000	Talen Energy Supply LLC 144A,
	4.63%, 7/15/19 (b)	3,679
		5,729
Total Corporate Bond (Cost - $537,110)		533,637
Mortgage Backed (1%)
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 7.75%, 12/25/27	1,452
2,174,752	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.15%, 5/25/25	2,193
375,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.40%, 10/25/27	427
1,949,101	Freddie Mac Structured Agency Credit Risk Debt Notes, 10.95%, 3/25/25	2,291
Total Mortgage Backed (Cost - $5,949)		6,363

Principal or Shares	Security Description	Value (000)

Stocks (2%)
Preferred Stock (1%)
3,401	Ally Financial Inc., 7.00% 144A (b)	$3,483
62,700	Goldman Sachs Group Inc., 5.95%	1,604
64,000	JPMorgan Chase & Co., 6.15%	1,613
60,900	Wells Fargo & Co., 6.00%	1,581
		8,281
Real Estate Investment Trust (1%)
23,100	Equity Residential	1,786
8,700	Public Storage	1,997
9,000	Simon Property Group Inc.	1,813
		5,596
Total Stocks (Cost - $12,585)		13,877
Investment Company (9%)
39,270,540	Payden Cash Reserves Money Market Fund *	39,271
900,000	Payden Emerging Markets Corporate Bond Fund, SI Class *	8,667
901,064	Payden Floating Rate Fund, SI Class *	8,920
Total Investment Company (Cost - $57,241)		56,858
Total (Cost - $615,112) (98%)		612,978
Other Assets, net of Liabilities (2%)		10,838
Net Assets (100%)		$623,816

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Annual Report    47

Payden High Income Fund continued

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/1/2016	Australian Dollar (Sell 16,952)	Credit Suisse First Boston International	$218
12/15/2015	British Pound (Buy 3,930)	Citibank, N.A.	18
12/15/2015	Euro (Sell 8,138)	BNP PARIBAS	111

			$347

Liabilities:
2/1/2016	Australian Dollar (Buy 8,198)	Credit Suisse First Boston International	$(13)
2/24/2016	Chinese Yuan (Sell 39,637)	Barclays Bank PLC	(175)
12/15/2015	Euro (Sell 3,276)	BNP PARIBAS	(15)
11/24/2015	South Korean Won (Buy 3,645,000)	BNP PARIBAS	(22)
11/24/2015	South Korean Won (Sell 3,645,000)	BNP PARIBAS	(133)
1/27/2016	Thailand Baht (Sell 214,670)	Barclays Bank PLC	(21)

			$(379)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
182	U.S. Treasury 10 Year Note Future	Dec-15	$23,239	$(179)

See notes to financial statements.

48   Payden Mutual Funds

Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value

General Obligation	44%
Water & Sewer	10%
Healthcare	9%
Airport/Port	8%
Industrial Development/Pollution
Control	7%
Other	22%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
General Obligation (44%)
250,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/32 BAM (a)	$285
300,000	Anaheim Public Financing Authority,
	5.00%, 5/01/34	339
200,000	Brea Community Benefit Financing Authority,
	5.00%, 7/01/29	236
400,000	Burbank Redevelopment Agency Successor
	Agency, 4.00%, 12/01/18 BAM (a)	435
400,000	California State, 0.83%, 12/01/28	401
750,000	California State, 3.00%, 12/01/32	801
300,000	California State, 5.00%, 10/01/23	367
500,000	California State, 5.00%, 10/01/26	605
750,000	California State, 5.25%, 2/01/20	880
480,000	California State, 5.25%, 10/01/21	558
200,000	California State Public Works Board,
	5.00%, 9/01/21	238
105,000	California State Public Works Board,
	5.00%, 9/01/23	127
250,000	California State Public Works Board,
	5.00%, 5/01/24	304
325,000	California State Public Works Board,
	5.25%, 10/01/32	382
385,000	California State Public Works Board,
	5.25%, 10/01/33	451
500,000	City & County of San Francisco CA,
	5.00%, 6/15/22	608
300,000	City & County of San Francisco CA,
	5.00%, 9/01/27	352
60,000	City of Industry CA, 4.00%, 7/01/18	65
150,000	City of Irvine CA, 5.00%, 9/02/22	174
460,000	County of San Joaquin CA, 5.00%, 11/15/15
	NATL-RE (a)	461
200,000	East Side Union High School District,
	5.00%, 8/01/29	231

Principal or Shares	Security Description	Value (000)

285,000	Inglewood Public Financing Authority,
	4.25%, 8/01/21	$313
250,000	Inglewood Public Financing Authority,
	5.00%, 8/01/17	266
250,000	Liberty Union High School District,
	5.00%, 8/01/28	293
250,000	Los Angeles County Public Works Financing
	Authority, 5.00%, 12/01/31	292
250,000	Los Angeles County Public Works Financing
	Authority, 5.00%, 8/01/42	276
225,000	Los Angeles County Redevelopment Authority,
	5.00%, 6/01/23	270
350,000	Los Angeles County Redevelopment Authority,
	5.25%, 12/01/26 AGM (a)	429
450,000	Los Angeles, CA Unified School District,
	5.00%, 7/01/21	514
310,000	Natomas Unified School District,
	5.00%, 9/01/25 BAM (a)	372
250,000	Oakland Redevelopment Agency Successor
	Agency, 5.00%, 9/01/35 AGM (a)	283
250,000	Paramount Redevelopment Agency Successor
	Agency, 5.00%, 8/01/18	275
475,000	Pasadena, CA Unified School District,
	5.00%, 5/01/21	566
250,000	Perris Union High School District, CA,
	5.00%, 9/01/41	267
315,000	Poway Unified School District Public Financing
	Authority, 4.00%, 9/01/18 BAM (a)	339
425,000	Rialto Redevelopment Agency, 5.00%, 9/01/27
	BAM (a)	496
325,000	Riverside County Public Financing Authority,
	5.00%, 9/01/22 AGM (a)	384
285,000	Riverside County Redevelopment Successor
	Agency, 5.00%, 10/01/30 AGM (a)	322
300,000	Riverside Unified School District Financing
	Authority, 5.00%, 9/01/21 BAM (a)	351

Annual Report    49

Payden California Municipal Income Fund continued

Principal or Shares	Security Description	Value (000)

450,000	Sacramento Area Flood Control Agency,
	5.00%, 12/01/37 BAM (a)	$476
325,000	Sacramento Redevelopment Agency Successor
	Agency, 2.00%, 12/01/17	332
300,000	Sacramento Redevelopment Agency Successor
	Agency, 5.00%, 12/01/23 BAM (a)	358
450,000	San Carlos, CA Elementary School District,
	0.00%, 10/01/18 NATL-RE (a)	407
550,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/32	635
120,000	San Jose Financing Authority, 5.00%, 6/01/28	140
50,000	San Marino Unified School District,
	5.00%, 6/01/23	60
500,000	San Mateo Joint Powers Financing Authority,
	4.00%, 6/15/21	569
790,000	San Ysidro School District, 0.00%, 8/01/47
	AGM (a)	101
200,000	Simi Valley Public Financing Authority,
	5.00%, 10/01/29	235
100,000	State of California, 4.50%, 8/01/26	105
250,000	State of California, 5.00%, 4/01/17	266
250,000	State of California, 5.00%, 2/01/25	299
350,000	Union City Community Redevelopment Agency,
	5.00%, 10/01/35	399
300,000	University of California, 5.00%, 5/15/20	334
250,000	Ventura County, CA Public Financing Authority,
	5.00%, 11/01/21	299
490,000	West Contra Costa Unified School District,
	5.00%, 8/01/22	590
Total General Obligation (Cost - $19,629)		20,213
Revenue (54%)
Airport/Port (8%)
160,000	Alameda Corridor, CA Transportation Authority,
	5.00%, 10/01/23	195
300,000	City of Long Beach CA, 5.00%, 5/15/19	343
100,000	City of San Jose CA Airport Revenue,
	5.00%, 3/01/28	117
175,000	City of San Jose CA Airport Revenue,
	5.00%, 3/01/29	203
210,000	Los Angeles, CA Department of Airports,
	4.00%, 5/15/18	228
300,000	Los Angeles, CA Department of Airports,
	5.00%, 5/15/18	333
745,000	Los Angeles, CA Harbor Department,
	5.00%, 8/01/19	856
535,000	Port of Oakland, 5.00%, 11/01/15 NATL-RE (a)	535
340,000	San Francisco, CA City & County Airports
	Commission, 5.00%, 5/01/21	387
365,000	San Francisco, CA City & County Airports
	Commission, 5.25%, 5/01/18 NATL-RE (a)	406
		3,603
Education (3%)
100,000	California Educational Facilities Authority,
	5.00%, 10/01/21	118

Principal or Shares	Security Description	Value (000)

300,000	California Educational Facilities Authority,
	5.00%, 10/01/31	$340
250,000	California Municipal Finance Authority,
	5.00%, 4/01/18	270
400,000	California Municipal Finance Authority,
	5.00%, 4/01/41	424
250,000	California Municipal Finance Authority,
	5.00%, 10/01/42 BAM (a)	272
		1,424
Electric & Gas (4%)
400,000	Northern California Power Agency,
	5.00%, 7/01/18	444
665,000	Southern California Public Power Authority,
	5.00%, 7/01/18	740
465,000	State of California Department of Water
	Resources Power Supply Revenue,
	5.00%, 5/01/21	515
190,000	State of California Department of Water
	Resources Power Supply Revenue,
	5.00%, 5/01/21	210
		1,909
Facilities (2%)
575,000	California State Public Works Board,
	5.00%, 6/01/23	695
Healthcare (9%)
750,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 8/01/32	860
100,000	California Health Facilities Financing Authority,
	0.12%, 7/01/16	100
300,000	California Health Facilities Financing Authority,
	4.00%, 8/15/21	341
150,000	California Health Facilities Financing Authority,
	5.00%, 3/01/17	158
340,000	California Health Facilities Financing Authority,
	5.00%, 10/01/18	380
710,000	California Health Facilities Financing Authority,
	5.00%, 11/15/27	818
250,000	California Health Facilities Financing Authority,
	5.00%, 7/01/43	292
250,000	California Health Facilities Financing Authority,
	5.00%, 7/01/43	287
205,000	California Health Facilities Financing Authority,
	5.25%, 3/01/28	235
410,000	City of Torrance CA, 5.00%, 9/01/22	467
		3,938
Industrial (1%)
160,000	Parish of St. Charles LA, 4.00%, 12/01/40	171
Industrial Development/Pollution Control (7%)
400,000	California Infrastructure & Economic
	Development Bank, 0.29%, 4/01/38	398
500,000	California Infrastructure & Economic
	Development Bank, 0.29%, 10/01/47	496
750,000	California Infrastructure & Economic
	Development Bank, 4.00%, 2/01/21	842

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

300,000	California Municipal Finance Authority,
	1.13%, 2/01/39	$300
300,000	California Statewide Communities Development
	Authority, 4.25%, 11/01/33 FGIC (a)	311
105,000	California Statewide Communities Development
	Authority, 4.25%, 11/01/33 FGIC (a)	109
300,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/29
	AGM (a)	347
390,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/31
	AGM (a)	445
100,000	Successor Agency to the Upland Community
	Redevelopment Agency, 5.00%, 9/01/23
	AGM (a)	120
		3,368
Lease (2%)
410,000	California State Public Works Board,
	5.00%, 12/01/18	461
500,000	County of Los Angeles CA, 5.00%, 3/01/21	590
		1,051
Resource Recovery (1%)
500,000	South Bayside, CA Waste Management
	Authority, 5.25%, 9/01/24	571
Tax Allocation (1%)
415,000	Riverside County, CA Economic Development
	Agency, 7.25%, 12/01/40	508
20,000	San Dimas, CA Redevelopment Agency,
	6.75%, 9/01/16 AGM (a)	20
		528
Transportation (6%)
250,000	Bay Area Toll Authority, 0.61%, 4/01/34	248
500,000	Bay Area Toll Authority, 1.50%, 4/01/47	506
500,000	Foothill-Eastern Transportation Corridor Agency,
	5.00%, 1/15/53	543
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53	1,123
275,000	Sonoma-Marin Area Rail Transit District,
	5.00%, 3/01/27	327
		2,747

Principal or Shares	Security Description	Value (000)

Water & Sewer (10%)
200,000	Brentwood, CA Infrastructure Financing
	Authority, 5.50%, 7/01/20	$225
495,000	Central Marin Sanitation Agency, CA,
	5.00%, 9/01/18 NATL-RE (a)	514
500,000	City of San Francisco, CA Public Utilities
	Commission, 5.00%, 11/01/20	593
310,000	City of San Francisco, CA Public Utilities
	Commission, 5.00%, 11/01/24	373
250,000	El Dorado, CA Irrigation District / El Dorado
	County Water Agency, 5.00%, 3/01/29 AGM (a)	288
300,000	Metropolitan Water District of Southern CA,
	0.39%, 7/01/36	300
500,000	Metropolitan Water District of Southern CA,
	5.00%, 7/01/17	537
250,000	Sacramento County Sanitation Districts
	Financing Authority, 5.00%, 12/01/22	306
550,000	San Diego County, CA Water Authority,
	5.00%, 5/01/21 AGM (a)	609
300,000	South Placer Wastewater Authority, CA,
	0.34%, 11/01/17	299
500,000	State of California Department of Water
	Resources, 0.31%, 12/01/35	499
		4,543
Total Revenue (Cost - $23,487)		24,548
Investment Company (3%)
1,520,203	Dreyfus General CA Municipal Money Market Fund
	(Cost - $1,520)	1,520
Total (Cost - $44,636) (101%)		46,281
Liabilities in excess of Other Assets (-1%)		(343)
Net Assets (100%)		$45,938

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.

AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual
FGIC	Financial Guaranty Insurance Corporation
NATL-RE	National Public Finance Guarantee Corporation

See notes to financial statements.

Annual Report    51

Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value
Corporate Bond	53%
U.S. Treasury	22%
Asset Backed	11%
Mortgage Backed	5%
Foreign Government	4%
Other	5%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Bank Loans(a) (2%)
299,000	Activision Blizzard Inc. Term Loan B 1L,
	3.25%, 10/11/20	$300
392,000	American Builders & Contractors Supply Co. Inc.
	Term Loan B1 IL, 3.50%, 4/16/20	390
391,962	CDW LLC/CDW Finance Corp. Term Loan B 1L,
	3.50%, 4/29/20	392
370,670	Dole Food Co. Inc. Term Loan B 1L,
	4.50%, 11/01/18	371
418,751	General Nutrition Co. Inc. Term Loan B 1L,
	3.25%, 3/26/19	406
391,960	Starwood Property Trust Inc. Term Loan 1L,
	3.50%, 4/19/20	388
Total Bank Loans (Cost - $2,267)		2,247
Bonds (96%)
Australia (USD) (2%)
290,000	Commonwealth Bank of Australia/New York NY,
	1.75%, 11/02/18	290
250,000	Macquarie Bank Ltd. 144A, 0.95%, 10/27/17 (b)	249
450,000	Macquarie Bank Ltd. 144A, 1.60%, 10/27/17 (b)	448
500,000	Macquarie Bank Ltd. 144A, 4.88%, 6/10/25 (b)	498
480,000	Macquarie Group Ltd. 144A, 1.33%, 1/31/17 (b)	481
		1,966
Bermuda (USD) (0%)
230,000	Aircastle Ltd., 6.75%, 4/15/17	245
Brazil (USD) (0%)
350,000	Banco do Nordeste do Brasil SA 144A,
	3.63%, 11/09/15 (b)	350
Canada (CAD) (1%)
650,000	Bell Canada, 1.33%, 4/22/16	497
691,000	Enbridge Inc., 1.21%, 3/13/17	523
300,000	Rogers Communications Inc., 1.36%, 3/13/17	228
550,000	Shaw Communications Inc., 1.52%, 2/01/16	421
		1,669
Canada (USD) (1%)
150,000	Enbridge Inc., 0.78%, 6/02/17	147

Principal or Shares	Security Description	Value (000)

381,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (b)	$355
700,000	Province of Ontario Canada, 1.60%, 9/21/16	706
100,000	Thomson Reuters Corp., 1.30%, 2/23/17	100
340,000	Thomson Reuters Corp., 1.65%, 9/29/17	340
61,000	TransAlta Corp., 1.90%, 6/03/17	60
		1,708
Cayman Islands (USD) (7%)
200,000	Alibaba Group Holding Ltd. 144A,
	1.63%, 11/28/17 (b)	199
800,000	Apidos CLO 144A, 1.47%, 4/15/25 (b)	785
250,000	Apidos CLO 144A, 2.02%, 4/15/25 (b)	244
500,000	Babson CLO Ltd. 144A, 1.42%, 4/20/25 (b)	492
300,000	Babson CLO Ltd. 144A, 3.17%, 4/20/27 (b)	294
200,000	Baidu Inc., 2.25%, 11/28/17	200
600,000	Cent CLO LP 144A, 1.44%, 7/23/25 (b)	587
300,000	CIFC Funding 2015-II Ltd. 144A,
	3.32%, 4/15/27 (b)	290
545,000	Dryden XXII Senior Loan Fund 144A,
	1.42%, 8/15/25 (b)	535
490,000	Dryden XXII Senior Loan Fund 144A,
	1.87%, 8/15/25 (b)	476
300,000	Dryden XXXI Senior Loan Fund 144A,
	3.17%, 4/18/26 (b)	293
200,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (b)	201
250,000	Madison Park Funding XVII Ltd 144A,
	3.18%, 7/21/27 (b)	245
455,000	Octagon Investment Partners XIX Ltd. 144A,
	2.32%, 4/15/26 (b)	447
315,000	Octagon Investment Partners XXIII Ltd. 144A,
	2.29%, 2/25/28 (b)	315
300,000	Seagate HDD Cayman, 3.75%, 11/15/18	304
1,300,000	Symphony CLO XV Ltd. 144A,
	1.77%, 10/17/26 (b)	1,286

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

300,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (b)	$300
775,000	Tyron Park CLO Ltd. 144A, 1.44%, 7/15/25 (b)	763
490,000	Tyron Park CLO Ltd. 144A, 1.85%, 7/15/25 (b)	476
250,000	Venture XVII CLO Ltd. 144A,
	3.17%, 7/15/26 (b)	241
		8,973
Chile (USD) (0%)
300,000	Banco Santander Chile 144A, 1.22%, 4/11/17 (b)	296
China (USD) (0%)
250,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	252
Denmark (EUR) (0%)
250,000	Jyske Bank A/S, 0.46%, 6/19/17	276
Denmark (GBP) (0%)
200,000	Carlsberg Breweries A/S, 7.25%, 11/28/16	326
Denmark (USD) (1%)
1,100,000	Denmark Government International Bond 144A,
	0.88%, 3/20/17 (b)	1,105
France (USD) (1%)
650,000	BPCE SA, 1.63%, 1/26/18	652
635,000	Caisse d’Amortissement de la Dette Sociale
	144A, 1.25%, 3/12/18 (b)	636
540,000	Credit Agricole SA/London 144A,
	1.12%, 4/15/19 (b)	537
		1,825
Germany (USD) (2%)
570,000	FMS Wertmanagement AoeR, 0.63%, 1/30/17	570
600,000	FMS Wertmanagement AoeR, 1.13%, 9/05/17	602
1,000,000	KFW, 0.88%, 12/15/17	998
		2,170
Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	200
Ireland (EUR) (1%)
450,000	Allied Irish Banks PLC, 2.88%, 11/28/16	505
300,000	Elsevier Finance SA via Aquarius + Investments
	PLC, 0.47%, 5/20/17	331
		836
Ireland (GBP) (0%)
250,000	GE Capital UK Funding, 0.74%, 3/20/17	384
Ireland (USD) (1%)
300,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.34%, 12/15/19 (b)	296
1,600,000	Trade MAPS 1 Ltd. 144A, 0.90%, 12/10/18 (b)	1,597
		1,893
Ivory Coast (USD) (0%)
510,000	African Development Bank, 0.75%, 11/03/17	509
Japan (USD) (2%)
290,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (b)	289
400,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (b)	400
260,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (b)	259
250,000	Mizuho Bank Ltd. 144A, 1.30%, 4/16/17 (b)	249
500,000	Mizuho Bank Ltd. 144A, 1.55%, 10/17/17 (b)	498

Principal or Shares	Security Description	Value (000)

200,000	Mizuho Bank Ltd. 144A, 1.70%, 9/25/17 (b)	$200
340,000	Nomura Holdings Inc., 1.79%, 9/13/16	342
400,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (b)	399
		2,636
Luxembourg (USD) (2%)
300,000	Actavis Funding SCS, 1.30%, 6/15/17	298
260,000	Actavis Funding SCS, 1.59%, 3/12/20	257
350,000	Actavis Funding SCS, 1.85%, 3/01/17	351
520,000	Actavis Funding SCS, 2.35%, 3/12/18	523
480,000	Mallinckrodt International Finance SA,
	3.50%, 4/15/18	467
		1,896
Netherlands (USD) (3%)
1,000,000	Bank Nederlandse Gemeenten 144A,
	0.88%, 2/21/17 (b)	1,001
450,000	EDP Finance BV 144A, 6.00%, 2/02/18 (b)	479
700,000	MDC-GMTN BV 144A, 3.75%, 4/20/16 (b)	710
700,000	Nederlandse Waterschapsbank NV 144A,
	1.25%, 9/18/17 (b)	703
610,000	Siemens Financieringsmaatschappij NV 144A,
	1.45%, 5/25/18 (b)	609
		3,502
New Zealand (USD) (1%)
310,000	ANZ New Zealand International Ltd./London
	144A, 1.40%, 4/27/17 (b)	310
400,000	ANZ New Zealand International Ltd./London
	144A, 1.75%, 3/29/18 (b)	400
400,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	401
		1,111
Norway (USD) (1%)
500,000	Kommunalbanken AS 144A,
	0.88%, 10/03/16 (b)	501
200,000	Sparebank 1 Boligkreditt AS 144A,
	2.63%, 5/27/16 (b)	202
		703
Panama (USD) (0%)
70,000	Carnival Corp., 1.88%, 12/15/17	70
Singapore (USD) (0%)
126,000	DBS Bank Ltd. 144A, 0.93%, 7/15/21 (b)	126
South Korea (USD) (0%)
300,000	Korea Expressway Corp. 144A,
	1.63%, 4/28/17 (b)	300
Spain (USD) (1%)
640,000	Instituto de Credito Oficial 144A,
	1.13%, 4/01/16 (b)	641
Sweden (SEK) (0%)
4,300,000	Volvo Treasury AB, 0.88%, 6/03/16	505
Sweden (USD) (1%)
350,000	Kommuninvest I Sverige AB 144A,
	0.88%, 12/13/16 (b)	351
620,000	Kommuninvest I Sverige AB 144A,
	1.13%, 10/09/18 (b)	616
		967

Annual Report    53

Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

Switzerland (USD) (1%)
780,000	Credit Suisse/New York NY, 1.38%, 5/26/17	$780
300,000	Credit Suisse/New York NY, 1.75%, 1/29/18	301
500,000	UBS AG/Stamford CT, 1.80%, 3/26/18	501
		1,582
United Kingdom (EUR) (0%)
370,000	Yorkshire Building Society, 2.13%, 3/18/19	423
United Kingdom (GBP) (1%)
220,000	Prudential PLC, 1.25%, 11/16/15	339
250,000	United Utilities Water PLC, 6.13%, 12/29/15	389
		728
United Kingdom (USD) (4%)
550,000	Abbey National Treasury Services PLC,
	1.65%, 9/29/17	552
200,000	Anglo American Capital PLC 144A,
	1.27%, 4/15/16 (b)	199
800,000	Bank of England Euro Note 144A,
	1.25%, 3/16/18 (b)	805
170,000	BAT International Finance PLC 144A,
	0.85%, 6/15/18 (b)	170
220,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (b)	221
440,000	BP Capital Markets PLC, 1.67%, 2/13/18	442
750,000	Granite Master Issuer PLC, 1.06%, 12/17/54	740
390,000	HSBC Bank PLC 144A, 0.96%, 5/15/18 (b)	389
250,000	Imperial Tobacco Finance PLC 144A,
	2.05%, 7/20/18 (b)	250
400,000	Nationwide Building Society 144A,
	2.35%, 1/21/20 (b)	401
700,000	Standard Chartered PLC 144A,
	1.50%, 9/08/17 (b)	696
		4,865
United States (EUR) (1%)
500,000	Bank of America Corp., 0.80%, 3/28/18	546
350,000	Citigroup Inc., 1.24%, 11/30/17	385
225,000	Parker Hannifin Corp., 4.13%, 11/11/15	247
		1,178
United States (GBP) (1%)
450,000	JPMorgan Chase & Co., 1.07%, 5/30/17	685
United States (USD) (59%)
380,000	AbbVie Inc., 1.80%, 5/14/18	381
420,000	AES Corp./VA, 3.32%, 6/01/19	401
600,000	Air Lease Corp., 4.50%, 1/15/16	604
175,000	Alliance Data Systems Corp. 144A,
	5.25%, 12/01/17 (b)	181
420,000	Ally Financial Inc., 3.25%, 9/29/17	424
263,573	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (b)	258
315,000	AmeriGas Partners LP / AmeriGas Finance Corp.,
	6.25%, 8/20/19	323
460,000	Anthem Inc., 2.38%, 2/15/17	466
160,000	Aramark Services Inc, 5.75%, 3/15/20	167
160,000	Astoria Financial Corp., 5.00%, 6/19/17	167
80,000	AT&T Inc., 5.50%, 2/01/18	87
110,000	Autodesk Inc., 1.95%, 12/15/17	111
265,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 4.88%, 11/15/17	272

Principal or Shares	Security Description	Value (000)

200,000	Bank of America Corp., 0.88%, 5/02/17	$198
450,000	Bank of America Corp., 1.36%, 1/15/19	452
310,000	Bank of America Corp., 1.70%, 8/25/17	311
100,000	Bank of America Corp., 3.75%, 7/12/16	102
70,000	Bank of America Corp., 3.88%, 3/22/17	72
167,599	Bank of America Mortgage 2002-K Trust,
	2.71%, 10/20/32	170
90,000	Baxalta Inc. 144A, 2.00%, 6/22/18 (b)	90
660,000	Becton Dickinson and Co., 1.45%, 5/15/17	660
125,000	Boardwalk Pipelines LP, 5.88%, 11/15/16	129
250,000	California Earthquake Authority,
	1.82%, 7/01/17	252
150,000	Cameron International Corp., 1.40%, 6/15/17	149
90,000	Capital Auto Receivables Asset Trust 2013-1,
	1.29%, 4/20/18	90
90,000	Capital Auto Receivables Asset Trust 2013-1,
	1.74%, 10/22/18	90
195,000	Capital One Financial Corp., 6.15%, 9/01/16	203
370,000	Capital One NA/Mclean VA, 1.50%, 9/05/17	368
350,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	348
90,000	CC Holdings GS V LLC / Crown Castle GS III
	Corp., 2.38%, 12/15/17	91
130,000	Celgene Corp., 2.13%, 8/15/18	131
150,000	CIT Group Inc., 5.25%, 3/15/18	158
720,000	Citigroup Inc., 1.55%, 8/14/17	720
980,000	Citigroup Inc., 1.80%, 2/05/18	979
400,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	397
725,000	CNH Capital LLC, 3.25%, 2/01/17	730
220,000	CNH Capital LLC, 3.88%, 11/01/15	220
142,000	Coca-Cola Co., 0.88%, 10/27/17	142
280,270	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (b)	275
492,576	Colony American Homes 2014-2 144A,
	1.15%, 7/17/31 (b)	481
250,000	Compass Bank, 1.85%, 9/29/17	249
210,000	ConocoPhillips Co., 1.50%, 5/15/18	210
338,722	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (b)	320
240,000	CVS Health Corp., 1.90%, 7/20/18	242
350,000	Daimler Finance North America LLC 144A,
	1.65%, 3/02/18 (b)	348
300,000	Discover Bank/Greenwood DE, 2.60%, 11/13/18	302
230,000	DISH DBS Corp., 4.63%, 7/15/17	237
200,000	Express Scripts Holding Co., 1.25%, 6/02/17	199
414,164	Fannie Mae Connecticut Avenue Securities,
	1.15%, 5/25/24	410
208,343	Fannie Mae Connecticut Avenue Securities,
	1.15%, 5/25/24	207
959,535	Fannie Mae Connecticut Avenue Securities,
	1.39%, 7/25/24	958
415,643	Fannie Mae Connecticut Avenue Securities,
	1.80%, 1/25/24	417
402,237	Fannie Mae Connecticut Avenue Securities,
	2.20%, 10/25/23	406

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

745,403	FDIC Structured Sale Guaranteed Notes 144A,
	0.91%, 12/04/20 (b)	$748
339,889	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (b)	351
256,411	FDIC Trust 144A, 2.18%, 5/25/50 (b)	258
75,000	Fidelity National Information Services Inc.,
	1.45%, 6/05/17	74
110,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	108
125,000	Fifth Third Bancorp, 5.45%, 1/15/17	130
300,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	300
200,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	203
256,166	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 1.65%, 11/25/23	256
249,972	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 8.15%, 5/25/25	252
249,885	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 10.95%, 3/25/25	294
100,000	Freeport-McMoRan Inc., 2.15%, 3/01/17	97
300,000	GATX Corp., 2.50%, 7/30/19	299
600,000	General Motors Financial Co. Inc.,
	2.40%, 4/10/18	595
320,000	General Motors Financial Co. Inc.,
	3.00%, 9/25/17	324
650,000	Glencore Funding LLC 144A,
	1.68%, 1/15/19 (b)	521
39,000	Glencore Funding LLC 144A,
	2.13%, 4/16/18 (b)	34
410,000	Goldman Sachs Group Inc., 1.52%, 4/30/18	414
210,000	Goldman Sachs Group Inc., 3.63%, 2/07/16	212
165,132	GSAMP Trust 2004-SEA2, 0.85%, 3/25/34	165
380,000	Harley-Davidson Financial Services Inc. 144A,
	2.15%, 2/26/20 (b)	376
390,000	Hertz Corp., 6.75%, 4/15/19	401
180,000	Hess Corp., 1.30%, 6/15/17	178
490,000	Hewlett Packard Enterprise Co. 144A,
	2.45%, 10/05/17 (b)	492
460,000	Hewlett Packard Enterprise Co. 144A,
	2.85%, 10/05/18 (b)	461
532,151	Hilton USA Trust 2013-HLF 144A,
	1.19%, 11/05/30 (b)	528
450,000	HSBC USA Inc., 1.70%, 3/05/18	450
250,000	Huntington National Bank, 1.38%, 4/24/17	249
370,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (b)	369
190,000	Hyundai Capital America 144A,
	2.00%, 3/19/18 (b)	189
100,000	Hyundai Capital America 144A,
	2.13%, 10/02/17 (b)	100
100,000	Hyundai Capital America 144A,
	3.75%, 4/06/16 (b)	101
140,000	IAC/InterActiveCorp 144A, 4.88%, 11/30/18 (b)	144
250,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp., 3.50%, 3/15/17	254

Principal or Shares	Security Description	Value (000)

380,000	International Lease Finance Corp.,
	2.29%, 6/15/16	$380
410,000	International Lease Finance Corp.,
	3.88%, 4/15/18	417
348,653	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (b)	344
1,300,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.20%, 6/17/31 (b)	1,273
840,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.30%, 9/17/31 (b)	825
280,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	282
500,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.45%, 1/15/32 (b)	498
200,000	JPMorgan Chase & Co., 1.22%, 1/25/18	201
570,000	JPMorgan Chase & Co., 1.35%, 2/15/17	571
100,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	98
110,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	107
370,000	Kraft Heinz Foods Co. 144A, 1.60%, 6/30/17 (b)	370
320,000	Kraft Heinz Foods Co. 144A, 2.00%, 7/02/18 (b)	321
564,589	Kubota Credit Owner Trust 2015-1 144A,
	0.94%, 12/15/17 (b)	565
118,698	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	130
370,000	L-3 Communications Corp., 1.50%, 5/28/17	365
190,000	Liberty Property LP, 6.63%, 10/01/17	207
600,000	Martin Marietta Materials Inc., 1.43%, 6/30/17	596
50,771	MASTR Asset Securitization Trust 2004-6,
	5.00%, 7/25/19	51
100,000	McGraw Hill Financial Inc. 144A,
	3.30%, 8/14/20 (b)	102
370,000	Mobile Mini Inc., 7.88%, 12/01/20	387
300,000	Morgan Stanley, 1.06%, 7/23/19	297
650,000	Morgan Stanley, 1.46%, 1/27/20	653
400,000	Morgan Stanley, 5.45%, 1/09/17	419
250,000	Morgan Stanley, 6.63%, 4/01/18	278
100,000	Murphy Oil Corp., 2.50%, 12/01/17	98
500,000	Nabors Industries Inc., 2.35%, 9/15/16	498
200,000	National Oilwell Varco Inc., 1.35%, 12/01/17	198
340,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	339
110,000	Newell Rubbermaid Inc., 2.15%, 10/15/18	110
110,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (b)	109
400,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (b)	402
200,000	Prudential Financial Inc., 1.10%, 8/15/18	201
760,000	QUALCOMM Inc., 1.40%, 5/18/18	757
270,000	Regions Financial Corp., 2.00%, 5/15/18	270
275,673	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	229
200,000	Reynolds American Inc., 3.25%, 6/12/20	205
220,000	Sabine Pass LNG LP, 7.50%, 11/30/16	228
300,000	Santander Bank NA, 2.00%, 1/12/18	299
100,000	SBA Communications Corp., 5.63%, 10/01/19	105
185,014	Sequoia Mortgage Trust, 1.45%, 2/25/43	180
221,124	Sequoia Mortgage Trust, 1.55%, 4/25/43	215

Annual Report    55

Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

77,871	Sequoia Mortgage Trust, 3.50%, 4/25/42	$79
650,000	Southern California Edison Co., 1.85%, 2/01/22	646
185,318	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (b)	186
290,845	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (b)	292
465,000	SunTrust Bank/Atlanta GA, 5.20%, 1/17/17	485
120,000	Synchrony Financial, 1.56%, 2/03/20	119
170,000	Synchrony Financial, 1.88%, 8/15/17	170
220,000	Synchrony Financial, 3.00%, 8/15/19	222
505,000	Talen Energy Supply LLC 144A,
	4.63%, 7/15/19 (b)	464
235,000	Tenet Healthcare Corp., 6.25%, 11/01/18	251
150,000	Thermo Fisher Scientific Inc., 1.30%, 2/01/17	150
290,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (b)	294
360,000	T-Mobile USA Inc. 144A, 5.25%, 9/01/18 (b)	369
390,000	Toyota Motor Credit Corp., 1.55%, 7/13/18	392
7,005,000	U.S. Treasury Note, 0.50%, 1/31/17 (c)(d)	7,003
500,000	U.S. Treasury Note, 0.63%, 7/31/17	500
7,035,000	U.S. Treasury Note, 0.63%, 9/30/17	7,020
800,000	U.S. Treasury Note, 0.88%, 11/15/17	801
4,410,000	U.S. Treasury Note, 1.00%, 2/15/18	4,423
2,850,000	U.S. Treasury Note, 1.00%, 8/15/18	2,850
5,700,000	U.S. Treasury Note, 1.00%, 9/15/18	5,696
150,000	UnitedHealth Group Inc., 1.45%, 7/17/17	151
180,000	UnitedHealth Group Inc., 1.90%, 7/16/18	182
120,000	Ventas Realty LP, 1.25%, 4/17/17	120
390,000	Verizon Communications Inc., 1.35%, 6/09/17	391
250,000	Verizon Communications Inc., 2.09%, 9/14/18	257
560,000	Volkswagen Group of America Finance LLC
	144A, 1.25%, 5/23/17 (b)	546
265,726	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	264
135,867	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	135
444,811	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	442
240,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 1.75%, 9/15/17 (b)	239
390,000	Windstream Corp., 7.88%, 11/01/17	415
120,000	WM Wrigley Jr. Co. 144A, 2.00%, 10/20/17 (b)	121
230,000	WPX Energy Inc., 5.25%, 1/15/17	232
280,000	Zimmer Holdings Inc., 2.00%, 4/01/18	280
100,000	Zimmer Holdings Inc., 2.70%, 4/01/20	100
		76,749
Virgin Islands (British) (USD) (1%)
200,000	CNOOC Finance 2013 Ltd., 1.13%, 5/09/16	200
300,000	CNPC General Capital Ltd. 144A,
	1.21%, 5/14/17 (b)	299
200,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	197
210,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (b)	207
		903
Total Bonds (Cost - $125,943)		124,553
Purchased Put Options (0%)
447	Eurodollar 1-Year Mid-Curve Option, 97.5,
	3/11/16	3
352	Eurodollar 1-Year Mid-Curve Option, 97.875,
	12/11/15	2
Total Purchased Put Options (Cost - $144)		5

Principal or Shares	Security Description	Value (000)

Investment Company (1%)
1,958,844	Payden Cash Reserves Money Market Fund *
	(Cost - $1,959)	$1,959
Total (Cost - $130,313) (99%)		128,764
Other Assets, net of Liabilities (1%)		1,580
Net Assets (100%)		$130,344

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

 It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(d)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/15/2015	Euro (Sell 1,051)	BNP PARIBAS	$ 46
11/9/2015	Euro (Sell 2,488)	Citibank, N.A.	45
11/9/2015	Swedish Krona	BNP PARIBAS	12
	(Sell 4,326)
			$103
Liabilities:
11/9/2015	British Pound (Sell 1,406)	HSBC Bank USA,	$ (39)
		N.A.
11/9/2015	Canadian Dollar	Royal Bank of	(4)
	(Sell 2,186)	Canada
12/15/2015	Euro (Buy 1,051)	BNP PARIBAS	(7)
			$ (50)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
38	U.S. Treasury 10 Year	Dec-15	$4,852	$(37)
	Note Future
18	U.S. Treasury 2 Year	Jan-16	3,936	(3)
	Note Future
36	U.S. Treasury 5 Year	Jan-16	(4,312)	4
	Note Future
				$(36)

56   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Value (000s)
CDX.NA.IG.25	1.00%	Chicago Mercantile	Dec-20	USD 2,250	$(26)

See notes to financial statements.

Annual Report    57

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value

Foreign Government	38%
Corporate	37%
Investment Company	15%
U.S. Treasury	9%
Mortgage Backed	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Bonds (86%)
Australia (AUD) (1%)
450,000	Australia Government Bond, 1.75%, 11/21/20	$316
500,000	Australia Government Bond, 3.25%, 4/21/25	376
		692
Australia (USD) (2%)
250,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)	252
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	283
260,000	Macquarie Group Ltd. 144A, 1.33%, 1/31/17 (a)	260
200,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (a)	198
400,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.38%, 4/30/25 (a)	383
180,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.90%, 3/22/23 (a)	181
		1,557
Austria (EUR) (0%)
120,000	Austria Government Bond 144A,
	1.65%, 10/21/24 (a)	144
50,000	Austria Government Bond 144A,
	3.15%, 6/20/44 (a)	76
		220
Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A,
	0.80%, 6/22/25 (a)	110
150,000	Belgium Government Bond 144A,
	1.00%, 6/22/31 (a)	156
250,000	Belgium Government Bond, 3.00%, 9/28/19	308
		574
Bermuda (EUR) (0%)
150,000	Fidelity International Ltd., 6.88%, 2/24/17	178
Brazil (USD) (0%)
270,000	Brazilian Government International Bond,
	4.88%, 1/22/21	266
Canada (CAD) (2%)
1,000,000	Canadian Government Bond, 3.75%, 6/01/19	848

Principal or Shares	Security Description	Value (000)

300,000	Canadian Government Bond, 5.00%, 6/01/37	$335
100,000	Canadian Government Bond, 5.75%, 6/01/29	111
		1,294
Canada (USD) (1%)
550,000	Magna International Inc., 4.15%, 10/01/25	561
Chile (USD) (0%)
300,000	Latam Airlines 2015-1 Pass Through Trust A
	144A, 4.20%, 11/15/27 (a)	286
Denmark (EUR) (1%)
200,000	Carlsberg Breweries A/S, 2.63%, 11/15/22	235
235,000	Danske Bank A/S, 3.88%, 10/04/23	276
		511
Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A,
	5.50%, 1/27/25 (a)	198
Finland (EUR) (0%)
70,000	Finland Government Bond 144A,
	2.75%, 7/04/28 (a)(b)	93
France (CAD) (0%)
330,000	Cie de Financement Foncier SA, 4.55%, 4/28/17	264
France (EUR) (3%)
200,000	BPCE SA, 2.75%, 7/08/26	223
1,600,000	France Government Bond OAT, 1.75%, 5/25/23	1,928
120,000	France Government Bond OAT, 3.25%, 5/25/45	177
		2,328
France (GBP) (1%)
100,000	AXA SA, 5.63%, 1/16/54	151
100,000	Cie de St-Gobain, 4.63%, 10/09/29	165
		316
France (USD) (1%)
320,000	Banque Federative du Credit Mutuel SA 144A,
	2.75%, 10/15/20 (a)	320
Germany (EUR) (3%)
500,000	Bundesrepublik Deutschland, 2.50%, 1/04/21	623

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

100,000	Bundesrepublik Deutschland, 3.25%, 7/04/42	$162
350,000	Bundesrepublik Deutschland, 4.75%, 7/04/34	628
350,000	Bundesrepublik Deutschland, 4.75%, 7/04/40	680
		2,093
Germany (USD) (1%)
710,000	Deutsche Bank AG, 2.95%, 8/20/20	713
Indonesia (USD) (0%)
200,000	Indonesia Government International Bond 144A,
	4.13%, 1/15/25 (a)	196
Ireland (EUR) (1%)
190,000	Aquarius and Investments PLC for Zurich
	Insurance Co. Ltd., 4.25%, 10/02/43	229
50,000	GE Capital European Funding, 2.25%, 7/20/20	59
100,000	Ireland Government Bond, 3.40%, 3/18/24	132
		420
Ireland (GBP) (0%)
130,000	GE Capital UK Funding, 4.38%, 7/31/19	216
Ireland (USD) (0%)
250,000	Perrigo Finance PLC, 3.50%, 12/15/21	245
Italy (EUR) (3%)
850,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 8/01/18	1,046
700,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 5/01/23	952
220,000	Italy Buoni Poliennali Del Tesoro,
	5.00%, 8/01/39	353
		2,351
Jamaica (USD) (0%)
200,000	Jamaica Government International Bond,
	6.75%, 4/28/28	204
Japan (GBP) (0%)
120,000	Sumitomo Mitsui Banking Corp.,
	1.14%, 3/18/16	185
Japan (JPY) (18%)
200,000,000	Japan Government Five Year Bond,
	0.10%, 6/20/19	1,663
180,000,000	Japan Government Five Year Bond,
	0.10%, 9/20/19	1,496
325,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	2,831
160,000,000	Japan Government Ten Year Bond,
	1.20%, 6/20/21	1,411
95,500,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	917
125,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	1,244
120,000,000	Japan Government Twenty Year Bond,
	1.00%, 3/20/23	1,060
50,000,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	468
400,000,000	Japan Government Two Year Bond,
	0.10%, 10/15/17	3,321
		14,411
Japan (USD) (0%)
200,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (a)	199

Principal or Shares	Security Description	Value (000)
Kenya (USD) (0%)
200,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (a)	$195
Luxembourg (EUR) (0%)
100,000	KBC Internationale Financieringsmaatschappij
	NV, 2.13%, 9/10/18	115
130,000	Prologis International Funding II SA,
	2.88%, 4/04/22	152
		267
Luxembourg (USD) (0%)
100,000	Actavis Funding SCS, 3.80%, 3/15/25	99
Mexico (MXN) (1%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	352
Mexico (USD) (0%)
295,000	Petroleos Mexicanos, 3.50%, 1/30/23	275
Morocco (USD) (0%)
200,000	Morocco Government International Bond 144A,
	4.25%, 12/11/22 (a)	202
Netherlands (EUR) (1%)
200,000	Achmea Bank NV, 1.13%, 4/25/22	214
680,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22 (a)	848
		1,062
Netherlands (USD) (1%)
260,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands, 4.63%, 12/01/23	272
200,000	EDP Finance BV 144A, 6.00%, 2/02/18 (a)	213
380,000	ING Bank NV 144A, 2.05%, 8/17/18 (a)	382
		867
Panama (USD) (0%)
200,000	Panama Government International Bond,
	3.75%, 3/16/25	198
Poland (PLN) (0%)
500,000	Poland Government Bond, 5.25%, 10/25/20	149
Spain (EUR) (2%)
180,000	Spain Government Bond, 2.75%, 4/30/19	214
140,000	Spain Government Bond 144A,
	4.20%, 1/31/37 (a)	195
500,000	Spain Government Bond 144A,
	5.85%, 1/31/22 (a)	711
		1,120
Sweden (EUR) (0%)
200,000	SBAB Bank AB, 2.38%, 9/04/20	234
Switzerland (USD) (1%)
625,000	UBS Group Funding Jersey Ltd. 144A,
	2.95%, 9/24/20 (a)	626
United Kingdom (EUR) (1%)
200,000	Aviva PLC, 3.88%, 7/03/44	224
230,000	Leeds Building Society, 1.38%, 5/05/22	248
200,000	Yorkshire Building Society, 1.25%, 3/17/22	216
		688
United Kingdom (GBP) (5%)
110,000	Aviva PLC, 6.13%, 11/14/36	178
75,000	Barclays Bank PLC, 6.75%, 1/16/23	124
120,000	BUPA Finance PLC, 5.00%, 4/25/23	189

Annual Report   59

Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

110,000	HSBC Bank PLC, 5.38%, 11/04/30	$181
100,000	InterContinental Hotels Group PLC,
	6.00%, 12/09/16	161
150,000	Nationwide Building Society, 2.25%, 4/29/22	226
150,000	Society of Lloyd’s, 4.75%, 10/30/24	234
150,000	United Kingdom Gilt, 2.25%, 9/07/23	240
260,000	United Kingdom Gilt, 4.25%, 12/07/55	577
50,000	United Kingdom Gilt, 4.25%, 12/07/55	111
200,000	United Kingdom Gilt, 4.75%, 3/07/20	356
300,000	United Kingdom Gilt, 4.75%, 12/07/38	639
150,000	United Kingdom Gilt, 5.00%, 3/07/25	295
150,000	Virgin Money PLC, 2.25%, 4/21/20	226
		3,737
United Kingdom (USD) (2%)
350,000	Barclays PLC, 2.88%, 6/08/20	351
950,000	Imperial Tobacco Finance PLC 144A,
	2.95%, 7/21/20 (a)	956
300,000	Lloyds Bank PLC, 1.75%, 5/14/18	301
100,000	Nationwide Building Society 144A,
	6.25%, 2/25/20 (a)	116
		1,724
United States (EUR) (2%)
660,000	Apple Inc., 1.38%, 1/17/24	736
350,000	Eli Lilly & Co., 1.63%, 6/02/26	387
100,000	Morgan Stanley, 5.38%, 8/10/20	132
		1,255
United States (GBP) (0%)
110,000	Textron Inc., 6.63%, 4/07/20	191
United States (USD) (31%)
225,000	21st Century Fox America Inc., 4.50%, 2/15/21	244
140,000	AbbVie Inc., 2.50%, 5/14/20	139
140,000	AbbVie Inc., 3.20%, 11/06/22	139
150,000	Air Lease Corp., 4.25%, 9/15/24	148
160,000	Airgas Inc., 3.05%, 8/01/20	162
300,000	Amazon.com Inc., 2.50%, 11/29/22	293
300,000	Amgen Inc., 2.70%, 5/01/22	295
300,000	Amgen Inc., 3.63%, 5/15/22	308
450,000	AT&T Inc., 3.00%, 6/30/22	442
120,000	Bank of America Corp., 4.00%, 4/01/24	124
130,000	Bank of America Corp., 6.88%, 4/25/18	145
155,000	Baxalta Inc. 144A, 3.60%, 6/23/22 (a)	157
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	220
100,000	BioMed Realty LP, 3.85%, 4/15/16	101
515,000	Block Financial LLC, 4.13%, 10/01/20	524
140,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (a)	139
135,000	Boston Scientific Corp., 2.85%, 5/15/20	135
300,000	Capital One Financial Corp., 4.75%, 7/15/21	329
300,000	Celgene Corp., 3.25%, 8/15/22	300
30,000	Celgene Corp., 3.55%, 8/15/22	31
600,000	Citigroup Inc., 4.45%, 9/29/27	601
95,000	Continental Resources Inc./OK, 5.00%, 9/15/22	86
460,000	CVS Health Corp., 2.80%, 7/20/20	468
90,000	Dignity Health, 3.13%, 11/01/22	90
300,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	304
152,000	Dow Chemical Co., 9.40%, 5/15/39	223
250,000	Exelon Generation Co. LLC, 2.95%, 1/15/20	251

Principal or Shares	Security Description	Value (000)

200,000	Fifth Third Bank/Cincinnati OH,
	2.15%, 8/20/18	$202
420,000	FNMA 30YR TBA, 4.50% (c)	455
200,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	199
160,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	172
110,000	FS Investment Corp., 4.25%, 1/15/20	111
50,000	General Electric Capital Corp., 5.88%, 1/14/38	62
300,000	General Motors Financial Co. Inc.,
	3.20%, 7/13/20	298
300,000	Goldman Sachs Group Inc., 2.55%, 10/23/19	302
44,162	GreenPoint Mortgage Funding Trust,
	0.76%, 6/25/45	24
950,000	Hewlett Packard Enterprise Co. 144A,
	4.40%, 10/15/22 (a)	959
200,000	Hospitality Properties Trust, 4.50%, 3/15/25	195
335,000	HSBC USA Inc., 2.00%, 8/07/18	336
280,000	Hyundai Capital America 144A,
	2.60%, 3/19/20 (a)	276
16,983	Indymac Index Mortgage Loan Trust,
	2.77%, 10/25/34	17
320,000	JPMorgan Chase & Co., 3.20%, 1/25/23	319
110,000	JPMorgan Chase & Co., 4.35%, 8/15/21	118
450,000	KeyCorp, 2.90%, 9/15/20	454
250,000	Kinder Morgan Inc./DE, 4.30%, 6/01/25	227
260,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (a)	270
450,000	Kraft Heinz Foods Co. 144A, 2.80%, 7/02/20 (a)	452
75,000	Lam Research Corp., 3.80%, 3/15/25	70
145,000	McKesson Corp., 3.80%, 3/15/24	148
115,000	MDC Holdings Inc., 6.00%, 1/15/43	94
45,000	MetLife Inc., 6.40%, 12/15/36	49
55,000	MetLife Inc., 10.75%, 8/01/39	87
200,000	Metropolitan Edison Co. 144A,
	3.50%, 3/15/23 (a)	197
300,000	Morgan Stanley, 3.88%, 4/29/24	309
100,000	Murphy Oil Corp., 2.50%, 12/01/17	98
170,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (a)	259
50,000	NBCUniversal Media LLC, 6.40%, 4/30/40	64
150,000	Old Republic International Corp.,
	4.88%, 10/01/24	156
130,000	Oracle Corp., 2.50%, 5/15/22	129
75,000	Owens Corning, 4.20%, 12/15/22	76
63,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (a)	93
200,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (a)	201
160,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.38%, 2/01/22 (a)	156
110,000	Prudential Financial Inc., 5.63%, 6/15/43	115
152,000	Prudential Financial Inc., 7.38%, 6/15/19	179
125,000	Quest Diagnostics Inc., 3.50%, 3/30/25	121
300,000	Ryder System Inc., 2.50%, 5/11/20	296
110,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	109
105,000	Select Income REIT, 4.50%, 2/01/25	100
150,000	Sempra Energy, 9.80%, 2/15/19	184
110,000	State Street Corp., 4.96%, 3/15/18	117

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Synchrony Financial, 4.25%, 8/15/24	$ 201
175,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (a)	177
450,000	U.S. Treasury Bill, 0.00%, 11/05/15 (d)	450
280,000	U.S. Treasury Bond, 4.38%, 2/15/38	358
1,250,000	U.S. Treasury Note, 0.38%, 1/15/16 (e)	1,251
100,000	U.S. Treasury Note, 0.75%, 3/31/18	100
226,000	U.S. Treasury Note, 0.88%, 1/31/17 (e)	227
1,850,000	U.S. Treasury Note, 0.88%, 2/28/17	1,858
350,000	U.S. Treasury Note, 1.25%, 4/30/19	350
1,450,000	U.S. Treasury Note, 1.50%, 5/31/20	1,453
450,000	U.S. Treasury Note, 2.00%, 8/15/25	444
1,000,000	U.S. Treasury Note, 3.00%, 5/15/42	1,020
300,000	UnitedHealth Group Inc., 1.90%, 7/16/18	304
210,000	Vereit Operating Partnership LP,
	3.00%, 2/06/19	204
170,000	Verizon Communications Inc., 6.40%, 2/15/38	199
80,000	Wachovia Corp., 5.50%, 8/01/35	90
300,000	Wells Fargo & Co., 4.48%, 1/16/24	317
215,000	Welltower, Inc., 4.95%, 1/15/21	233
		24,489
Uruguay (USD) (0%)
160,000	Uruguay Government International Bond,
	4.38%, 10/27/27	159
110,000	Uruguay Government International Bond,
	4.50%, 8/14/24	115
		274
Total Bonds (Cost - $69,696)		68,895
Investment Company (15%)
2,815,027	Payden Cash Reserves Money Market Fund *	2,815
316,916	Payden Emerging Markets Bond Fund, SI Class *	4,142
99,500	Payden Floating Rate Fund, SI Class *	985
651,672	Payden High Income Fund, Investor Class *	4,171
Total Investment Company (Cost - $13,232)		12,113
Total (Cost - $82,928) (101%)		81,008
Liabilities in excess of Other Assets (-1%)		(715)
Net Assets (100%)		$ 80,293

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Security was purchased on a delayed delivery basis.
(d)	Yield to maturity at time of purchase.
(e)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/1/2016	Australian Dollar (Sell 6,573)	Credit Suisse First Boston International	$ 84
12/15/2015	British Pound (Buy 1,556)	Citibank, N.A.	7
12/1/2015	British Pound (Sell 293)	HSBC Bank USA, N.A.	6
12/1/2015	Canadian Dollar (Buy 293)	Royal Bank of Canada	4
12/15/2015	Euro (Sell 3,127)	BNP PARIBAS	43
11/9/2015	Euro (Sell 4,467)	Citibank, N.A.	76
11/9/2015	Euro (Sell 5,321)	Royal Bank of Canada	99
11/9/2015	Euro (Sell 5,670)	State Street Bank & Trust Co.	104
11/9/2015	Japanese Yen (Sell 1,785,600)	Barclays Bank PLC	48
11/27/2015	Poland Zloty (Sell 587)	Barclays Bank PLC	3
11/9/2015	Swiss Franc (Sell 215)	BNP PARIBAS	3
			$ 477
Liabilities:
11/9/2015	Australian Dollar (Sell 1,401)	BNP PARIBAS	$ (8)
12/1/2015	Australian Dollar (Buy 423)	BNP PARIBAS	(1)
2/1/2016	Australian Dollar (Buy 3,228)	Credit Suisse First Boston International	(5)
11/9/2015	British Pound (Sell 2,828)	HSBC Bank USA, N.A.	(79)
11/9/2015	Canadian Dollar (Sell 2,376)	Royal Bank of Canada	(5)
2/24/2016	Chinese Yuan (Sell 11,565)	Barclays Bank PLC	(51)
12/15/2015	Euro (Sell 1,243)	BNP PARIBAS	(6)
12/1/2015	Euro (Buy 3,227)	Royal Bank of Canada	(156)
12/1/2015	Japanese Yen (Buy 46,600)	Barclays Bank PLC	(5)
11/19/2015	Mexican Peso (Sell 5,810)	Credit Suisse First Boston International	(8)
11/24/2015	New Taiwan Dollar (Sell 25,960)	HSBC Bank USA, N.A.	(5)
11/24/2015	South Korean Won (Buy 1,181,000)	BNP PARIBAS	(7)
11/24/2015	South Korean Won (Sell 1,181,000)	BNP PARIBAS	(43)
12/1/2015	Swiss Franc (Buy 215)	BNP PARIBAS	(11)
1/27/2016	Thailand Baht (Sell 56,320)	Barclays Bank PLC	(5)
			$(395)

Annual Report    61

Payden Global Fixed Income Fund continued

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
61	90-Day Sterling	Jun-16	$(11,668)	$(20)
	Future
23	Australian 10 Year	Dec-15	(2,122)	—
	Bond Future
74	Australian 3 Year	Dec-15	5,926	8
	Bond Future
2	Canadian 10 Year	Dec-15	215	(2)
	Bond Future
3	Euro-Bobl Future	Dec-15	427	4
7	Euro-Bund Future	Dec-15	1,210	21
25	Euro-Schatz Future	Dec-15	3,065	6
2	U.S. Long Bond Future	Dec-15	(313)	6
34	U.S. Treasury 10 Year	Dec-15	(4,341)	43
	Note Future
17	U.S. Treasury 2 Year	Jan-16	3,717	(13)
	Note Future
35	U.S. Treasury 5 Year	Jan-16	(4,192)	(1)
	Note Future
10	U.S. Ultra Bond	Dec-15	1,598	(17)
	Future
				$ 35

See notes to financial statements.

62   Payden Mutual Funds

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Foreign Government	67%
Corporate	30%
Cash equivalent	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (USD) (2%)
13,522,500	Argentine Republic Government International
	Bond, 2.50%, 12/31/38 (a)(b)	$8,607
10,725,591	Argentine Republic Government International
	Bond, 8.28%, 12/31/33 (a)(b)	11,959
2,760,000	Argentine Republic Government International
	Bond, 8.75%, 6/02/17 (a)(b)	3,029
		23,595
Armenia (USD) (2%)
12,456,000	Republic of Armenia 144A, 6.00%, 9/30/20 (c)	12,368
5,550,000	Republic of Armenia 144A, 7.15%, 3/26/25 (c)	5,522
		17,890
Australia (USD) (1%)
8,995,000	CNOOC Curtis Funding No. 1 Pty. Ltd. 144A,
	4.50%, 10/03/23 (c)	9,433
Azerbaijan (USD) (1%)
4,445,000	International Bank of Azerbaijan OJSC,
	5.63%, 6/11/19	4,123
11,175,000	State Oil Co. of the Azerbaijan Republic,
	4.75%, 3/13/23	9,697
		13,820
Bermuda (USD) (0%)
1,035,000	Digicel Group Ltd. 144A, 7.13%, 4/01/22 (c)	859
2,330,000	Digicel Group Ltd. 144A, 8.25%, 9/30/20 (c)	2,074
		2,933
Brazil (USD) (2%)
2,340,000	Banco Nacional de Desenvolvimento Economico
	e Social 144A, 4.00%, 4/14/19 (c)	2,198
2,870,000	Banco Nacional de Desenvolvimento Economico
	e Social 144A, 5.75%, 9/26/23 (c)	2,554
1,535,000	Banco Nacional de Desenvolvimento Economico
	e Social 144A, 6.50%, 6/10/19 (c)	1,543
2,920,000	Brazilian Government International Bond,
	2.63%, 1/05/23	2,419
3,760,000	Brazilian Government International Bond,
	4.25%, 1/07/25	3,337

Principal or Shares	Security Description	Value (000)

1,090,000	Brazilian Government International Bond,
	4.88%, 1/22/21	$1,075
4,880,000	USJ Acucar e Alcool SA 144A,
	9.88%, 11/09/19 (c)	1,952
		15,078
Canada (USD) (0%)
200,000	CNOOC Nexen Finance 2014 ULC,
	4.25%, 4/30/24	206
Cayman Islands (USD) (1%)
665,000	Agricola Senior Trust 144A, 6.75%, 6/18/20 (c)	663
3,430,000	Baidu Inc., 4.13%, 6/30/25	3,456
3,772,000	Odebrecht Drilling Norbe VIII/IX Ltd. 144A,
	6.35%, 6/30/21 (c)	1,886
		6,005
Chile (USD) (2%)
1,735,000	Corp Nacional del Cobre de Chile 144A,
	3.00%, 7/17/22 (c)	1,642
2,480,000	Corp. Nacional del Cobre de Chile 144A,
	3.88%, 11/03/21 (c)	2,513
4,190,000	Corp. Nacional del Cobre de Chile 144A,
	4.50%, 9/16/25 (c)	4,167
1,665,000	Corp. Nacional del Cobre de Chile 144A,
	4.88%, 11/04/44 (c)	1,493
7,210,000	Latam Airlines 2015-1 Pass Through Trust A
	144A, 4.20%, 11/15/27 (c)	6,867
		16,682
China (USD) (1%)
4,750,000	Bank of China Ltd. 144A, 5.00%, 11/13/24 (c)	4,923
1,710,000	Industrial & Commercial Bank of China
	Ltd./New York, 3.23%, 11/13/19	1,749
		6,672
Colombia (USD) (2%)
5,360,000	Colombia Government International Bond,
	4.00%, 2/26/24	5,274

Annual Report    63

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,250,000	Colombia Government International Bond,
	5.00%, 6/15/45	$1,116
2,060,000	Colombia Government International Bond,
	5.63%, 2/26/44	2,003
4,270,000	Colombia Government International Bond,
	6.13%, 1/18/41	4,409
3,765,000	Colombia Government International Bond,
	7.38%, 9/18/37	4,386
		17,188
Costa Rica (USD) (2%)
4,770,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (c)	4,860
4,710,000	Banco Nacional de Costa Rica 144A,
	4.88%, 11/01/18 (c)	4,745
2,160,000	Costa Rica Government International Bond
	144A, 7.16%, 3/12/45 (c)	1,958
6,375,000	Republic of Costa Rica 144A, 7.00%, 4/04/44 (c)	5,761
		17,324
Croatia (USD) (2%)
2,550,000	Croatia Government International Bond 144A,
	6.00%, 1/26/24 (c)	2,709
3,625,000	Croatia Government International Bond,
	6.38%, 3/24/21 (d)	3,911
2,685,000	Croatia Government International Bond 144A,
	6.38%, 3/24/21 (c)	2,896
9,470,000	Croatia Government International Bond,
	6.75%, 11/05/19 (d)	10,318
		19,834
Dominica Republic (USD) (4%)
1,600,000	Aeropuertos Dominicanos Siglo XXI SA 144A,
	9.75%, 11/13/19 (c)	1,610
8,230,000	Dominican Republic International Bond 144A,
	5.50%, 1/27/25 (c)	8,168
2,985,000	Dominican Republic International Bond 144A,
	6.60%, 1/28/24 (c)	3,186
3,450,000	Dominican Republic International Bond 144A,
	6.85%, 1/27/45 (c)	3,459
11,965,000	Dominican Republic International Bond 144A,
	7.45%, 4/30/44 (c)	12,683
9,855,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (c)	10,742
		39,848
El Salvador (USD) (1%)
4,615,000	Republic of El Salvador 144A,
	5.88%, 1/30/25 (c)	4,119
1,980,000	Republic of El Salvador 144A,
	6.38%, 1/18/27 (c)	1,777
2,265,000	Republic of El Salvador 144A,
	7.38%, 12/01/19 (c)	2,336
		8,232
Georgia (USD) (2%)
4,120,000	Bank of Georgia JSC 144A, 7.75%, 7/05/17 (c)	4,299
8,385,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (c)	8,802
8,920,000	Republic of Georgia 144A, 6.88%, 4/12/21 (c)	9,560
		22,661
Ghana (USD) (3%)
4,480,000	Ghana Government International Bond 144A,
	10.75%, 10/14/30 (c)	4,759

Principal or Shares	Security Description	Value (000)

5,640,000	Republic of Ghana 144A, 7.88%, 8/07/23 (c)	$4,866
9,430,000	Republic of Ghana 144A, 8.13%, 1/18/26 (c)	8,054
6,465,000	Republic of Ghana, 8.50%, 10/04/17 (d)	6,538
		24,217
Guatemala (USD) (0%)
4,160,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (c)	4,430
Honduras (USD) (2%)
6,340,000	Honduras Government International Bond 144A,
	7.50%, 3/15/24 (c)	6,736
8,485,000	Republic of Honduras 144A,
	8.75%, 12/16/20 (c)	9,514
		16,250
Hungary (USD) (3%)
3,120,000	Hungary Government International Bond,
	5.38%, 3/25/24	3,455
5,480,000	Magyar Export-Import Bank Zrt 144A,
	4.00%, 1/30/20 (c)	5,591
2,495,000	MFB Magyar Fejlesztesi Bank Zrt 144A,
	6.25%, 10/21/20 (c)	2,791
6,120,000	Republic of Hungary, 4.13%, 2/19/18	6,419
6,330,000	Republic of Hungary, 6.25%, 1/29/20	7,159
		25,415
India (USD) (1%)
4,015,000	Export-Import Bank of India, 4.00%, 1/14/23	4,104
1,971,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20	1,991
		6,095
Indonesia (USD) (5%)
7,695,000	Indonesia Government International Bond 144A,
	4.13%, 1/15/25 (c)	7,532
3,660,000	Indonesia Government International Bond 144A,
	5.38%, 10/17/23 (c)	3,936
3,790,000	Indonesia Government International Bond 144A,
	5.88%, 1/15/24 (c)	4,199
4,975,000	Indonesia Government International Bond 144A,
	8.50%, 10/12/35 (c)	6,530
2,770,000	Indonesia Government International Bond,
	8.50%, 10/12/35 (d)	3,636
720,000	Pelabuhan Indonesia III PT 144A,
	4.88%, 10/01/24 (c)	700
4,905,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (c)	5,042
10,630,000	Pertamina Persero PT 144A, 6.00%, 5/03/42 (c)	9,270
4,970,000	Perusahaan Gas Negara Persero Tbk PT 144A,
	5.13%, 5/16/24 (c)	4,941
2,300,000	Republic of Indonesia 144A, 5.25%, 1/17/42 (c)	2,196
		47,982
Ivory Coast (USD) (2%)
11,710,000	Ivory Coast Government International Bond
	144A, 5.75%, 12/31/32 (c)	10,466
4,700,000	Ivory Coast Government International Bond
	144A, 6.38%, 3/03/28 (c)	4,353
		14,819
Jamaica (USD) (2%)
7,970,000	Jamaica Government International Bond,
	6.75%, 4/28/28	8,129

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,215,000	Jamaica Government International Bond,
	7.63%, 7/09/25	$4,616
3,340,000	Jamaica Government International Bond,
	7.88%, 7/28/45	3,382
		16,127
Kazakhstan (USD) (3%)
10,230,000	Development Bank of Kazakhstan JSC 144A,
	4.13%, 12/10/22 (c)	8,996
4,110,000	KazAgro National Management Holding JSC
	144A, 4.63%, 5/24/23 (c)	3,363
3,710,000	Kazakhstan Government International Bond
	144A, 4.88%, 10/14/44 (c)	3,071
2,170,000	Kazakhstan Government International Bond
	144A, 6.50%, 7/21/45 (c)	2,126
1,050,000	KazMunayGas National Co. JSC 144A,
	5.75%, 4/30/43 (c)	813
3,310,000	KazMunayGas National Co. JSC 144A,
	6.00%, 11/07/44 (c)	2,606
4,860,000	KazMunayGas National Co. JSC 144A,
	6.38%, 4/09/21 (c)	4,927
		25,902
Kenya (USD) (1%)
13,946,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (c)	13,575
Lithuania (USD) (0%)
1,930,000	Lithuania Government International Bond 144A,
	6.13%, 3/09/21 (c)	2,264
Luxembourg (USD) (0%)
2,485,000	BC Luxco 1 SA 144A, 7.38%, 1/29/20 (c)	2,355
2,040,000	Millicom International Cellular SA 144A,
	6.63%, 10/15/21 (c)	1,795
		4,150
Malaysia (USD) (1%)
4,790,000	Petronas Capital Ltd. 144A, 3.13%, 3/18/22 (c)	4,705
2,220,000	Petronas Capital Ltd. 144A, 3.50%, 3/18/25 (c)	2,153
2,205,000	Petronas Capital Ltd. 144A, 4.50%, 3/18/45 (c)	2,104
		8,962
Mexico (MXN) (1%)
32,700,000	Grupo Televisa SAB, 7.25%, 5/14/43	1,698
71,600,000	Red de Carreteras de Occidente SAPIB de CV
	144A, 9.00%, 6/10/28 (c)	4,279
		5,977
Mexico (USD) (5%)
2,275,000	Comision Federal de Electricidad 144A,
	4.88%, 1/15/24 (c)	2,338
1,845,000	Comision Federal de Electricidad 144A,
	5.75%, 2/14/42 (c)	1,741
7,355,000	Comision Federal de Electricidad 144A,
	6.13%, 6/16/45 (c)	7,153
1,782,150	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (c)	1,729
2,280,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (c)	2,049
3,530,000	Mexico Government International Bond,
	4.00%, 10/02/23	3,652
9,865,000	Mexico Government International Bond,
	4.60%, 1/23/46	9,187

Principal or Shares	Security Description	Value (000)

443,000	Mexico Government International Bond,
	5.55%, 1/21/45	$471
1,715,000	Mexico Government International Bond,
	6.05%, 1/11/40	1,944
4,670,000	Petroleos Mexicanos, 4.88%, 1/24/22	4,774
2,520,000	Petroleos Mexicanos, 6.38%, 1/23/45	2,400
10,110,000	Petroleos Mexicanos, 6.63%, 6/15/35	9,996
		47,434
Mongolia (USD) (0%)
1,460,000	Republic of Mongolia 144A, 5.13%, 12/05/22 (c)	1,228
Morocco (USD) (1%)
1,890,000	BMCE Bank, 6.25%, 11/27/18	1,963
7,150,000	OCP SA 144A, 5.63%, 4/25/24 (c)	7,488
		9,451
Netherlands (USD) (2%)
8,560,000	Kazakhstan Temir Zholy Finance BV 144A,
	6.38%, 10/06/20 (c)	8,418
2,350,000	Kazakhstan Temir Zholy Finance BV 144A,
	6.95%, 7/10/42 (c)	1,951
1,640,000	Majapahit Holding BV 144A,
	7.75%, 1/20/20 (c)	1,855
700,000	Majapahit Holding BV 144A,
	8.00%, 8/07/19 (c)	791
2,890,000	VimpelCom Holdings BV 144A,
	7.50%, 3/01/22 (c)	3,054
2,600,000	VTR Finance BV 144A, 6.88%, 1/15/24 (c)	2,522
		18,591
Nigeria (USD) (1%)
3,515,000	Nigeria Government International Bond 144A,
	6.75%, 1/28/21 (c)	3,481
2,550,000	Zenith Bank PLC 144A, 6.25%, 4/22/19 (c)	2,357
		5,838
Pakistan (USD) (1%)
5,540,000	Pakistan Government International Bond 144A,
	7.25%, 4/15/19 (c)	5,777
1,665,000	Pakistan Government International Bond 144A,
	8.25%, 4/15/24 (c)	1,787
4,900,000	Pakistan Government International Bond 144A,
	8.25%, 9/30/25 (c)	5,247
		12,811
Panama (USD) (4%)
2,980,000	Avianca Holdings SA / Avianca Leasing LLC /
	Grupo Taca Holdings Ltd. 144A,
	8.38%, 5/10/20 (c)	2,451
4,105,000	Panama Government International Bond,
	3.75%, 3/16/25	4,074
550,000	Panama Government International Bond,
	4.00%, 9/22/24	558
4,180,000	Republic of Panama, 5.20%, 1/30/20	4,588
14,840,000	Republic of Panama, 6.70%, 1/26/36	18,439
3,135,000	Republic of Panama, 9.38%, 4/01/29	4,628
		34,738
Paraguay (USD) (1%)
790,000	Republic of Paraguay 144A, 4.63%, 1/25/23 (c)	802
7,550,000	Republic of Paraguay 144A, 6.10%, 8/11/44 (c)	7,701
		8,503

Annual Report    65

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Peru (USD) (2%)
2,920,000	Abengoa Transmision Sur SA 144A,
	6.88%, 4/30/43 (c)	$3,033
5,160,000	Peruvian Government International Bond,
	5.63%, 11/18/50	5,586
4,280,000	Peruvian Government International Bond,
	7.35%, 7/21/25	5,532
7,035,000	Republic of Peru, 6.55%, 3/14/37	8,530
		22,681
Philippines (USD) (3%)
3,515,000	Power Sector Assets & Liabilities Management
	Corp. 144A, 7.39%, 12/02/24 (c)	4,605
2,610,000	Republic of Philippines, 4.20%, 1/21/24	2,905
7,765,000	Republic of Philippines, 6.38%, 10/23/34	10,445
4,993,000	Republic of Philippines, 7.75%, 1/14/31	7,235
		25,190
Poland (USD) (1%)
2,230,000	Poland Government International Bond,
	4.00%, 1/22/24	2,380
4,685,000	Republic of Poland, 3.00%, 3/17/23	4,741
		7,121
Romania (USD) (3%)
9,240,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23 (c)	9,741
8,940,000	Romanian Government International Bond
	144A, 4.88%, 1/22/24 (c)	9,743
3,620,000	Romanian Government International Bond
	144A, 6.13%, 1/22/44 (c)	4,293
8,240,000	Romanian Government International Bond
	144A, 6.75%, 2/07/22 (c)	9,843
		33,620
Russian Federation (USD) (1%)
2,000,000	Russian Foreign Bond - Eurobond 144A,
	3.50%, 1/16/19 (c)	2,022
5,700,000	Russian Foreign Bond - Eurobond 144A,
	4.88%, 9/16/23 (c)	5,903
3,300,000	Russian Foreign Bond - Eurobond 144A,
	5.00%, 4/29/20 (c)	3,476
		11,401
Senegal (USD) (2%)
11,675,000	Republic of Senegal 144A, 6.25%, 7/30/24 (c)	10,905
7,550,000	Republic of Senegal 144A, 8.75%, 5/13/21 (c)	8,165
		19,070
Serbia (USD) (1%)
5,560,000	Republic of Serbia 144A, 5.25%, 11/21/17 (c)	5,808
6,550,000	Republic of Serbia 144A, 5.88%, 12/03/18 (c)	6,971
		12,779
Singapore (INR) (0%)
70,000,000	Standard Chartered Bank/Singapore,
	7.28%, 6/05/19	1,068
South Africa (USD) (1%)
8,190,000	Eskom Holdings SOC Ltd. 144A,
	5.75%, 1/26/21 (c)	7,630
4,080,000	South Africa Government International Bond,
	5.88%, 5/30/22	4,493
		12,123
Sri Lanka (USD) (4%)
2,570,000	Bank of Ceylon 144A, 6.88%, 5/03/17 (c)	2,644

Principal or Shares	Security Description	Value (000)

4,630,000	National Savings Bank 144A, 8.88%, 9/18/18 (c)	$4,960
12,270,000	Republic of Sri Lanka 144A, 5.88%, 7/25/22 (c)	11,846
4,430,000	Sri Lanka Government International Bond 144A,
	5.13%, 4/11/19 (c)	4,364
2,565,000	Sri Lanka Government International Bond 144A,
	6.00%, 1/14/19 (c)	2,585
4,270,000	Sri Lanka Government International Bond 144A,
	6.25%, 7/27/21 (c)	4,257
5,230,000	Sri Lanka Government International Bond 144A,
	6.85%, 11/03/25 (c)	5,223
		35,879
Sweden (USD) (0%)
4,150,000	Eileme 2 AB 144A, 11.63%, 1/31/20 (c)	4,503
Tanzania (USD) (1%)
14,055,000	United Republic of Tanzania, 6.54%, 3/09/20 (d)	13,756
Tunisia (USD) (1%)
12,055,000	Banque Centrale de Tunisie SA 144A,
	5.75%, 1/30/25 (c)	11,354
Turkey (USD) (3%)
7,540,000	Export Credit Bank of Turkey 144A,
	5.00%, 9/23/21 (c)	7,548
2,120,000	Export Credit Bank of Turkey 144A,
	5.88%, 4/24/19 (c)	2,227
2,700,000	Republic of Turkey, 4.88%, 4/16/43	2,437
4,570,000	Republic of Turkey, 6.88%, 3/17/36	5,270
4,610,000	Republic of Turkey, 7.38%, 2/05/25	5,524
3,700,000	Republic of Turkey, 8.00%, 2/14/34	4,746
4,570,000	Turkiye Vakiflar Bankasi Tao 144A,
	5.00%, 10/31/18 (c)	4,653
		32,405
Ukraine (USD) (1%)
5,645,000	Ukraine Government International Bond 144A,
	7.50%, 4/17/23 (c)	4,502
3,600,000	Ukraine Government International Bond 144A,
	7.75%, 9/23/20 (c)	2,844
5,830,000	Ukraine Government International Bond 144A,
	7.80%, 11/28/22 (c)	4,606
		11,952
United Kingdom (INR) (2%)
295,000,000	Standard Chartered Bank/Singapore 144A,
	7.16%, 5/23/23 (c)	4,373
81,000,000	Standard Chartered Bank/Singapore,
	7.16%, 5/23/23	1,201
250,000,000	Standard Chartered Bank/Singapore 144A,
	7.28%, 6/05/19 (c)	3,812
234,000,000	Standard Chartered Bank/Singapore,
	7.28%, 6/05/19	3,569
50,000,000	Standard Chartered Bank/Singapore,
	8.83%, 11/29/23	810
43,000,000	Standard Chartered Bank/Singapore,
	9.34%, 8/27/24	701
		14,466
United States (USD) (0%)
3,500,000	Cemex Finance LLC 144A, 9.38%, 10/12/22 (c)	3,824
Uruguay (USD) (3%)
13,835,525	Uruguay Government International Bond,
	4.38%, 10/27/27	13,801

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

8,264,000	Uruguay Government International Bond,
	4.50%, 8/14/24	$8,615
6,749,580	Uruguay Government International Bond,
	5.10%, 6/18/50	6,075
		28,491
Venezuela (USD) (2%)
14,560,000	Petroleos de Venezuela SA, 5.38%, 4/12/27	5,096
6,620,000	Petroleos de Venezuela SA 144A,
	6.00%, 11/15/26 (c)	2,356
5,540,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (d)	2,315
8,550,000	Republic of Venezuela, 6.00%, 12/09/20 (d)	3,270
2,640,000	Republic of Venezuela, 7.00%, 3/31/38 (d)	997
6,584,000	Republic of Venezuela, 7.65%, 4/21/25 (d)	2,518
		16,552
Vietnam (USD) (1%)
10,775,000	Vietnam Government International Bond 144A,
	4.80%, 11/19/24 (c)	10,631
2,030,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (c)	2,259
		12,890
Virgin Islands (British) (USD) (0%)
935,000	State Grid Overseas Investment 2013 Ltd. 144A,
	4.38%, 5/22/43 (c)	946
Zambia (USD) (1%)
1,190,000	Republic of Zambia 144A, 5.38%, 9/20/22 (c)	888
9,025,000	Zambia Government International Bond 144A,
	8.50%, 4/14/24 (c)	7,658
6,330,000	Zambia Government International Bond 144A,
	8.97%, 7/30/27 (c)	5,349
		13,895

Total Bonds (Cost - $976,008)		938,126
Investment Company (3%)
29,165,065	Payden Cash Reserves Money Market Fund *
	(Cost - $29,165)	29,165
Total (Cost - $1,005,173) (100%)		967,291
Liabilities in excess of Other Assets (0%)		(3,182)
Net Assets (100%)		$964,109

*	Affiliated investment
(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(b)	Non-income producing security.
(c)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/19/2015	Mexican Peso	Credit Suisse First	$ 14
	(Sell 101,010)	Boston
		International
11/27/2015	South African Rand	BNP PARIBAS	256
	(Sell 65,250)
			$ 270
Liabilities:
2/24/2016	Chinese Yuan	Barclays Bank PLC	$ (280)
	(Sell 63,442)
1/21/2016	Colombian Peso	HSBC Bank USA,	(306)
	(Sell 21,885,000)	N.A.
1/28/2016	Euro (Sell 4,425)	BNP PARIBAS	(21)
11/17/2015	India Rupee	Barclays Bank PLC	(226)
	(Sell 384,430)
11/13/2015	South Korean Won	Barclays Bank PLC	(194)
	(Sell 5,862,000)
11/13/2015	Turkish Lira (Sell 14,751)	Barclays Bank PLC	(242)
			$(1,269)

See notes to financial statements.

Annual Report    67

Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Foreign Government	78%
Corporate	16%
Cash equivalent	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Bonds (94%)
Brazil (BRL) (9%)
21,119,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/17	$5,191
3,802,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/21	799
3,994,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/23	795
8,935,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/25	1,703
2,000,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/18	487
7,410,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/19	1,727
2,250,000	BRF SA 144A, 7.75%, 5/22/18 (a)	487
		11,189
Chile (CLP) (0%)
129,000,000	Republic of Chile, 5.50%, 8/05/20	194
Colombia (COP) (6%)
540,000,000	Colombia Government International Bond,
	7.75%, 4/14/21	191
1,235,000,000	Colombian TES, 5.00%, 11/21/18	410
6,545,000,000	Colombian TES, 7.00%, 5/04/22	2,220
6,189,000,000	Colombian TES, 10.00%, 7/24/24	2,433
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	316
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 (a)	421
1,245,000,000	Empresas Publicas de Medellin ESP 144A,
	7.63%, 9/10/24 (a)	388
1,036,000,000	Empresas Publicas de Medellin ESP 144A,
	8.38%, 2/01/21 (a)	358
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter
	144A, 7.88%, 8/12/24 (a)	502
		7,239
Costa Rica (CRC) (0%)
218,400,000	Republic of Costa Rica 144A, 9.20%, 3/27/19 (a)	428

Principal or Shares	Security Description	Value (000)
Germany (IDR) (3%)
31,000,000,000	Deutsche Bank AG/London 144A,
	5.63%, 5/17/23 (a)	$1,859
9,000,000,000	Deutsche Bank AG/London 144A,
	7.00%, 5/17/22 (a)	596
24,700,000,000	Deutsche Bank AG/London 144A,
	8.25%, 6/17/32 (a)	1,649
		4,104
Hungary (HUF) (5%)
100,000,000	Hungary Government Bond, 3.50%, 6/24/20	371
452,300,000	Hungary Government Bond, 4.00%, 4/25/18	1,691
302,000,000	Hungary Government Bond, 5.50%, 6/24/25	1,256
300,000,000	Hungary Government Bond, 6.50%, 6/24/19	1,216
518,810,000	Hungary Government Bond, 7.00%, 6/24/22	2,259
		6,793
Indonesia (IDR) (1%)
10,000,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26	701
Malaysia (MYR) (8%)
7,775,000	Malaysia Government Bond, 3.31%, 10/31/17	1,821
1,250,000	Malaysia Government Bond, 3.42%, 8/15/22	280
5,120,000	Malaysia Government Bond, 3.89%, 3/15/27	1,141
11,700,000	Malaysia Government Bond, 4.01%, 9/15/17	2,780
10,060,000	Malaysia Government Bond, 4.16%, 7/15/21	2,362
2,250,000	Malaysia Government Bond, 4.38%, 11/29/19	537
4,380,000	Malaysia Government Bond, 4.39%, 4/15/26	1,031
2,560,000	Malaysia Government Bond, 4.50%, 4/15/30	604
		10,556
Mexico (MXN) (10%)
15,000,000	America Movil SAB de CV, 6.00%, 6/09/19	917
72,300	America Movil SAB de CV, 6.45%, 12/05/22	427
10,700,000	Comision Federal de Electricidad,
	7.35%, 11/25/25	636
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43	377
40,000,000	Mexican Bonos, 5.00%, 12/11/19	2,417
35,000,000	Mexican Bonos, 6.50%, 6/09/22	2,222
10,700,000	Mexican Bonos, 7.75%, 5/29/31	730
5,200,000	Mexican Bonos, 7.75%, 11/13/42	354
14,640,000	Mexican Bonos, 8.50%, 5/31/29	1,059

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,999,000	Mexican Bonos, 8.50%, 11/18/38	$367
12,243,100	Mexican Bonos, 10.00%, 12/05/24	951
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	993
9,900,000	Red de Carreteras de Occidente SAPIB de CV
	144A, 9.00%, 6/10/28 (a)	592
		12,042
Nigeria (NGN) (1%)
174,000,000	Nigeria Government International Bond 144A,
	13.05%, 8/16/16 (a)	890
69,000,000	Nigeria Government International Bond 144A,
	16.00%, 6/29/19 (a)	377
		1,267
Peru (PEN) (2%)
1,730,000	Republic of Peru 144A, 5.70%, 8/12/24 (a)	488
500,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	144
2,930,000	Republic of Peru 144A, 6.95%, 8/12/31 (a)	861
1,420,000	Republic of Peru 144A, 8.20%, 8/12/26 (a)	468
		1,961
Philippines (PHP) (0%)
17,000,000	Republic of Philippines, 6.25%, 1/14/36	406
Poland (PLN) (10%)
4,200,000	Poland Government Bond, 1.50%, 4/25/20	1,063
15,000,000	Poland Government Bond, 3.25%, 7/25/19	4,073
5,075,000	Poland Government Bond, 3.25%, 7/25/25	1,380
830,000	Poland Government Bond, 3.75%, 4/25/18	225
6,542,000	Poland Government Bond, 4.00%, 10/25/23	1,869
13,000,000	Poland Government Bond, 5.25%, 10/25/20	3,866
		12,476
Romania (RON) (3%)
2,150,000	Romania Government Bond, 5.60%, 11/28/18	597
3,500,000	Romania Government Bond, 5.85%, 4/26/23	1,026
6,330,000	Romania Government Bond, 5.95%, 6/11/21	1,839
		3,462
Russian Federation (RUB) (5%)
123,000,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23	1,656
5,700,000	Russian Federal Bond - OFZ, 7.40%, 4/19/17	86
74,130,000	Russian Federal Bond - OFZ, 7.50%, 2/27/19	1,085
176,920,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21	2,515
57,000,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27	796
		6,138
Singapore (INR) (0%)
13,000,000	Standard Chartered Bank/Singapore,
	7.28%, 6/05/19	198
South Africa (ZAR) (9%)
56,900,000	Republic of South Africa, 6.25%, 3/31/36	3,082
27,035,019	Republic of South Africa, 6.50%, 2/28/41	1,468
54,420,000	Republic of South Africa, 6.75%, 3/31/21	3,744
9,850,000	Republic of South Africa, 7.00%, 2/28/31	605
22,845,000	South Africa Government Bond, 8.00%, 1/31/30	1,554
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 (a)	774
		11,227
Thailand (THB) (7%)
460,000	Thailand Government Bond, 3.25%, 6/16/17	13
27,700,000	Thailand Government Bond, 3.45%, 3/08/19	818
56,500,000	Thailand Government Bond, 3.63%, 6/16/23	1,697
67,470,000	Thailand Government Bond, 3.65%, 12/17/21	2,027
116,710,000	Thailand Government Bond, 3.88%, 6/13/19	3,508

Principal or Shares	Security Description	Value (000)

35,800,000	Thailand Government Bond, 4.88%, 6/22/29	$1,239
		9,302
Turkey (TRY) (8%)
1,065,000	Turkey Government Bond, 6.30%, 2/14/18	340
225,000	Turkey Government Bond, 7.40%, 2/05/20	71
1,190,000	Turkey Government Bond, 8.20%, 11/16/16	402
8,000,000	Turkey Government Bond, 8.50%, 9/14/22	2,573
1,092,824	Turkey Government Bond, 8.80%, 11/14/18	365
6,725,000	Turkey Government Bond, 9.00%, 3/08/17	2,282
3,070,000	Turkey Government Bond, 9.00%, 7/24/24	1,010
5,350,000	Turkey Government Bond, 9.50%, 1/12/22	1,814
2,420,000	Turkey Government Bond, 10.40%, 3/20/24	864
330,000	Turkey Government Bond, 10.70%, 2/24/16	114
		9,835
United Kingdom (IDR) (1%)
5,800,000,000	Standard Chartered Bank/Singapore 144A,
	8.38%, 3/19/24 (a)	415
14,000,000,000	Standard Chartered Bank/Singapore 144A,
	8.38%, 9/17/26 (a)	981
		1,396
United Kingdom (INR) (3%)
60,000,000	Standard Chartered Bank/Singapore 144A,
	7.16%, 5/23/23 (a)	889
24,000,000	Standard Chartered Bank/Singapore,
	7.16%, 5/23/23	356
75,000,000	Standard Chartered Bank/Singapore 144A,
	7.28%, 6/05/19 (a)	1,144
51,000,000	Standard Chartered Bank/Singapore 144A,
	8.83%, 11/29/23 (a)	826
38,000,000	Standard Chartered Bank/Singapore,
	8.83%, 11/29/23	616
13,000,000	Standard Chartered Bank/Singapore,
	9.34%, 8/27/24	212
		4,043
United States (IDR) (3%)
5,500,000,000	JPMorgan Chase Bank, N.A., 8.38%, 3/19/24	393
49,194,000,000	JPMorgan Chase Bank, N.A. 144A,
	9.50%, 7/17/31 (a)	3,667
		4,060
Total Bonds (Cost - $144,778)		119,017
Investment Company (6%)
2,300,967	Payden Cash Reserves Money Market Fund *	2,301
478,709	Payden Emerging Markets Corporate Bond Fund, SI Class *	4,610
Total Investment Company (Cost - $7,201)		6,911
Total (Cost - $151,979) (100%)		125,928
Other Assets, net of Liabilities (0%)		211
Net Assets (100%)		$126,139

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Annual Report    69

Payden Emerging Markets Local Bond Fund continued

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/24/2015	New Taiwan Dollar	Barclays Bank PLC	$ 6
	(Sell 40,150)
Liabilities:
11/16/2015	Chinese Yuan (Sell 8,946)	Barclays Bank PLC	$ (47)
2/24/2016	Chinese Yuan (Sell 7,685)	Barclays Bank PLC	(34)
1/21/2016	Colombian Peso	HSBC Bank USA,	(53)
	(Sell 3,559,000)	N.A.
1/28/2016	Euro (Sell 1,742)	BNP PARIBAS	(8)
11/17/2015	India Rupee (Sell 40,940)	Barclays Bank PLC	(24)
11/23/2015	Nuevo Sol (Buy 1,012)	Barclays Bank PLC	(5)
11/13/2015	South Korean Won	Barclays Bank PLC	(27)
	(Sell 816,000)
1/27/2016	Thailand Baht	Barclays Bank PLC	(5)
	(Sell 48,130)

			$(203)

See notes to financial statements.

70   Payden Mutual Funds

Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Corporate	91%
Foreign Government	7%
Cash equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Bonds (96%)
Argentina (USD) (1%)
230,000	YPF SA 144A, 8.50%, 7/28/25 (a)	$227
Australia (USD) (1%)
240,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)	242
Azerbaijan (USD) (1%)
200,000	International Bank of Azerbaijan OJSC,
	5.63%, 6/11/19	186
200,000	Republic of Azerbaijan International Bond 144A,
	4.75%, 3/18/24 (a)	192
		378
Bermuda (USD) (3%)
220,000	Digicel Group Ltd. 144A, 7.13%, 4/01/22 (a)	182
520,000	Digicel Group Ltd. 144A, 8.25%, 9/30/20 (a)	463
210,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (a)	190
200,000	GCX Ltd. 144A, 7.00%, 8/01/19 (a)	196
		1,031
Brazil (USD) (2%)
280,000	Caixa Economica Federal 144A,
	2.38%, 11/06/17 (a)	264
620,000	USJ Acucar e Alcool SA 144A,
	9.88%, 11/09/19 (a)	248
215,000	Vale Overseas Ltd., 6.88%, 11/21/36	176
		688
Canada (USD) (2%)
420,000	CNOOC Nexen Finance 2014 ULC,
	4.25%, 4/30/24	432
185,000	First Quantum Minerals Ltd. 144A,
	6.75%, 2/15/20 (a)	142
195,000	Pacific Rubiales Energy Corp. 144A,
	7.25%, 12/12/21 (a)	81
		655
Cayman Islands (USD) (7%)
200,000	ADCB Finance Cayman Ltd., 3.13%, 5/28/23	201

Principal or Shares	Security Description	Value (000)

250,000	AES Andres Dominicana Ltd./Itabo Dominicana
	Ltd. 144A, 9.50%, 11/12/20 (a)	$253
205,000	Alibaba Group Holding Ltd. 144A,
	4.50%, 11/28/34 (a)	197
400,000	Hutchison Whampoa International 11 Ltd.
	144A, 4.63%, 1/13/22 (a)	433
350,000	Hutchison Whampoa International 12 Ltd.
	144A, 6.00%, 5/29/49 (a)	367
225,000	Industrial Senior Trust 144A,
	5.50%, 11/01/22 (a)	206
235,000	MAF Global Securities Ltd., 4.75%, 5/07/24 (b)	242
352,600	Odebrecht Drilling Norbe VIII / IX Ltd. 144A,
	6.35%, 6/30/21 (a)	176
200,000	Tencent Holdings Ltd. 144A, 3.38%, 5/02/19 (a)	204
250,000	Tencent Holdings Ltd. 144A, 3.80%, 2/11/25 (a)	249
		2,528
Chile (USD) (6%)
270,000	Colbun SA 144A, 6.00%, 1/21/20 (a)	301
360,000	Corpbanca SA, 3.13%, 1/15/18	362
220,000	Empresa Electrica Angamos SA 144A,
	4.88%, 5/25/29 (a)	207
340,000	Empresa Nacional del Petroleo 144A,
	4.38%, 10/30/24 (a)	342
270,000	Latam Airlines 2015-1 Pass Through Trust A
	144A, 4.20%, 11/15/27 (a)	257
250,000	Latam Airlines 2015-1 Pass Through Trust B
	144A, 4.50%, 11/15/23 (a)	233
300,000	Telefonica Chile SA 144A, 3.88%, 10/12/22 (a)	301
		2,003
China (USD) (1%)
230,000	Bank of China Ltd. 144A, 5.00%, 11/13/24 (a)	238
250,000	Industrial & Commercial Bank of China
	Ltd./New York, 3.23%, 11/13/19	256
		494
Colombia (USD) (0%)
180,000	Ecopetrol SA, 5.38%, 6/26/26	168

Annual Report    71

Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
Costa Rica (USD) (2%)
400,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	$408
200,000	Costa Rica Government International Bond
	144A, 7.16%, 3/12/45 (a)	181
		589
Dominica Republic (USD) (1%)
210,000	Aeropuertos Dominicanos Siglo XXI SA 144A,
	9.75%, 11/13/19 (a)	211
Georgia (USD) (1%)
250,000	Bank of Georgia JSC 144A, 7.75%, 7/05/17 (a)	261
Ghana (USD) (0%)
230,000	Republic of Ghana 144A, 7.88%, 8/07/23 (a)	198
Guernsey (USD) (1%)
230,000	Credit Suisse Group Funding Guernsey Ltd.
	144A, 2.75%, 3/26/20 (a)	229
Hong Kong (USD) (2%)
250,000	AIA Group Ltd. 144A, 3.20%, 3/11/25 (a)	242
275,000	CLP Power Hong Kong Financing Ltd.,
	3.13%, 5/06/25	266
265,000	Swire Properties MTN Financing Ltd.,
	4.38%, 6/18/22	284
		792
India (USD) (4%)
200,000	Adani Ports & Special Economic Zone Ltd. 144A,
	3.50%, 7/29/20 (a)	199
200,000	Export-Import Bank of India, 4.00%, 1/14/23	205
200,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20	202
260,000	IDBI Bank Ltd./DIFC Dubai 144A,
	4.70%, 2/21/18 (a)	273
260,000	Reliance Industries Ltd. 144A,
	4.88%, 2/10/45 (a)	242
260,000	State Bank of India/London 144A,
	4.13%, 8/01/17 (a)	269
		1,390
Indonesia (USD) (3%)
520,000	Bank Rakyat Indonesia Persero Tbk PT,
	2.95%, 3/28/18	520
200,000	Pelabuhan Indonesia III PT 144A,
	4.88%, 10/01/24 (a)	195
200,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (a)	206
260,000	Perusahaan Gas Negara Persero Tbk PT 144A,
	5.13%, 5/16/24 (a)	258
		1,179
Israel (USD) (3%)
200,000	Delek & Avner Tamar Bond Ltd. 144A,
	5.41%, 12/30/25 (a)	204
445,000	Israel Electric Corp. Ltd., 2.11%, 1/17/18	443
350,000	Israel Electric Corp. Ltd. 144A,
	7.25%, 1/15/19 (a)	395
		1,042
Jamaica (USD) (1%)
200,000	Jamaica Government International Bond,
	6.75%, 4/28/28	204
Kazakhstan (USD) (0%)
180,000	KazMunayGas National Co. JSC 144A,
	9.13%, 7/02/18 (a)	199

Principal or Shares	Security Description	Value (000)
Kenya (USD) (0%)
200,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (a)	$195
Luxembourg (USD) (4%)
200,000	Altice Financing SA 144A, 7.88%, 12/15/19 (a)	209
240,000	Altice SA 144A, 7.75%, 5/15/22 (a)	232
260,000	Atento Luxco 1 SA 144A, 7.38%, 1/29/20 (a)	246
400,000	Gazprom OAO Via Gaz Capital SA 144A,
	3.85%, 2/06/20 (a)	380
425,000	Millicom International Cellular SA 144A,
	6.63%, 10/15/21 (a)	374
		1,441
Marshall Islands (USD) (1%)
200,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	233
Mexico (MXN) (1%)
3,410,000	Red de Carreteras de Occidente SAPIB de CV
	144A, 9.00%, 6/10/28 (a)	204
Mexico (USD) (7%)
375,000	America Movil SAB de CV, 3.13%, 7/16/22	372
100,000	BBVA Bancomer SA/Grand Cayman 144A,
	6.01%, 5/17/22 (a)	102
375,000	Cemex SAB de CV 144A, 6.13%, 5/05/25 (a)	356
240,000	Elementia SAB de CV 144A, 5.50%, 1/15/25 (a)	236
244,801	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (a)	237
180,000	Grupo Bimbo SAB de CV 144A,
	4.50%, 1/25/22 (a)	188
230,000	Grupo Cementos de Chihuahua SAB de CV
	144A, 8.13%, 2/08/20 (a)	242
200,000	Mexichem SAB de CV 144A, 4.88%, 9/19/22 (a)	210
200,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	180
246,030	Mexico Generadora de Energia S de rl 144A,
	5.50%, 12/06/32 (a)	236
200,000	Mexico Government International Bond,
	3.63%, 3/15/22	205
		2,564
Morocco (USD) (2%)
200,000	BMCE Bank, 6.25%, 11/27/18	208
240,000	OCP SA 144A, 4.50%, 10/22/25 (a)	231
460,000	OCP SA 144A, 5.63%, 4/25/24 (a)	481
		920
Netherlands (USD) (7%)
540,000	Bharti Airtel International Netherlands BV
	144A, 5.13%, 3/11/23 (a)	574
200,000	GTB Finance BV 144A, 6.00%, 11/08/18 (a)	190
200,000	Listrindo Capital BV 144A, 6.95%, 2/21/19 (a)	208
415,000	Lukoil International Finance BV 144A,
	6.13%, 11/09/20 (a)	431
200,000	Majapahit Holding BV 144A,
	8.00%, 8/07/19 (a)	226
535,000	Petrobras Global Finance BV, 3.88%, 1/27/16	534
210,000	VimpelCom Holdings BV 144A,
	7.50%, 3/01/22 (a)	222
325,000	VTR Finance BV 144A, 6.88%, 1/15/24 (a)	315
		2,700

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Panama (USD) (0%)
220,000	Avianca Holdings SA / Avianca Leasing LLC /
	Grupo Taca Holdings Ltd. 144A,
	8.38%, 5/10/20 (a)	$181
Paraguay (USD) (1%)
385,000	Banco Regional SAECA 144A,
	8.13%, 1/24/19 (a)	397
Peru (USD) (1%)
200,000	Abengoa Transmision Sur SA 144A,
	6.88%, 4/30/43 (a)	208
180,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	175
		383
Philippines (USD) (1%)
200,000	International Container Terminal Services Inc.,
	7.38%, 3/17/20	228
Qatar (USD) (1%)
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III
	144A, 5.84%, 9/30/27 (a)	284
Senegal (USD) (1%)
200,000	Republic of Senegal 144A, 8.75%, 5/13/21 (a)	216
Singapore (USD) (5%)
360,000	BOC Aviation Pte Ltd., 4.38%, 5/02/23	369
350,000	DBS Bank Ltd., 3.63%, 9/21/22 (b)	359
320,000	Flextronics International Ltd., 4.63%, 2/15/20	333
355,000	Oversea-Chinese Banking Corp. Ltd. 144A,
	3.15%, 3/11/23 (a)	359
250,000	TBG Global Pte Ltd. 144A, 4.63%, 4/03/18 (a)	250
		1,670
South Korea (USD) (4%)
260,000	Korea Development Bank, 3.00%, 3/17/19	268
350,000	Korea Gas Corp. 144A, 2.88%, 7/29/18 (a)	358
440,000	Korea Hydro & Nuclear Power Co. Ltd. 144A,
	2.88%, 10/02/18 (a)	450
210,000	SK Telecom Co. Ltd. 144A, 2.13%, 5/01/18 (a)	211
		1,287
Spain (USD) (1%)
200,000	Banco Bilbao Vizcaya Argentaria SA,
	9.00%, 5/29/49	216
Sri Lanka (USD) (1%)
200,000	National Savings Bank 144A, 8.88%, 9/18/18 (a)	214
200,000	Sri Lanka Government International Bond 144A,
	5.13%, 4/11/19 (a)	197
		411
Sweden (USD) (2%)
220,000	Eileme 2 AB 144A, 11.63%, 1/31/20 (a)	239
480,000	PKO Finance AB 144A, 4.63%, 9/26/22 (a)	503
		742
Tanzania (USD) (0%)
200,000	Tanzania Government International Bond,
	6.54%, 3/09/20 (b)	196
Thailand (USD) (2%)
425,000	Bangkok Bank PCL/Hong Kong 144A,
	4.80%, 10/18/20 (a)	463
250,000	Thai Oil PCL 144A, 3.63%, 1/23/23 (a)	248
		711
Turkey (USD) (3%)
330,000	Akbank TAS 144A, 4.00%, 1/24/20 (a)	324

Principal or Shares	Security Description	Value (000)

550,000	Turkiye Garanti Bankasi AS 144A,
	4.00%, 9/13/17 (a)	$558
270,000	Turkiye Vakiflar Bankasi Tao 144A,
	5.00%, 10/31/18 (a)	275
		1,157
United Arab Emirates (USD) (3%)
470,000	DP World Ltd. 144A, 6.85%, 7/02/37 (a)	499
270,000	First Gulf Bank PJSC, 3.25%, 1/14/19	278
200,000	Ruwais Power Co. PJSC 144A,
	6.00%, 8/31/36 (a)	224
		1,001
United States (USD) (4%)
195,000	AT&T Inc., 4.75%, 5/15/46	180
180,000	Baxalta Inc. 144A, 4.00%, 6/23/25 (a)	182
270,000	Cemex Finance LLC 144A, 9.38%, 10/12/22 (a)	295
200,000	FS Investment Corp., 4.25%, 1/15/20	202
230,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	231
255,000	Hyundai Capital America 144A,
	2.40%, 10/30/18 (a)	255
230,000	Morgan Stanley, 5.55%, 12/29/49	230
		1,575
Vietnam (USD) (1%)
200,000	Vietnam Government International Bond 144A,
	4.80%, 11/19/24 (a)	198
100,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (a)	111
		309
Virgin Islands (British) (USD) (1%)
450,000	Sinopec Group Overseas Development 2015 Ltd.
	144A, 2.50%, 4/28/20 (a)	444
Zambia (USD) (0%)
200,000	Zambia Government International Bond 144A,
	8.97%, 7/30/27 (a)	169
Total Bonds (Cost - $35,242)		34,542
Investment Company (2%)
794,527	Payden Cash Reserves Money Market Fund *
	(Cost - $795)	795
Total (Cost - $36,037) (98%)		35,337
Other Assets, net of Liabilities (2%)		680
Net Assets (100%)		$36,017

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Annual Report    73

Payden Emerging Markets Corporate Bond Fund continued

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/19/2015	Mexican Peso (Sell 3,420)	Credit Suisse First Boston International	$—
11/27/2015	South African Rand	BNP PARIBAS	5
	(Sell 1,220)

			$5

Liabilities:
2/24/2016	Chinese Yuan (Sell 1,155)	Barclays Bank PLC	$(5)
1/21/2016	Colombian Peso	HSBC Bank USA,	(8)
	(Sell 544,000)	N.A.
1/28/2016	Euro (Sell 166)	BNP PARIBAS	(1)
11/13/2015	South Korean Won	Barclays Bank PLC	(7)
	(Sell 212,000)
11/13/2015	Turkish Lira (Sell 550)	Barclays Bank PLC	(9)

			$(30)

See notes to financial statements.

74   Payden Mutual Funds

Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class.

Portfolio Composition - percent of value

Financial	19%
Consumer Staple	15%
Consumer Discretionary	13%
Technology	10%
Real Estate Investment Trust	8%
Other	35%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015

Principal or Shares	Security Description	Value (000)
Stocks (99%)
Common Stock (84%)
314,100	Altria Group Inc.	$18,994
136,100	Ameren Corp.	5,945
178,200	Arthur J Gallagher & Co.	7,793
295,200	AT&T Inc.	9,892
96,300	Bank of Hawaii Corp.	6,306
93,500	Chevron Corp.	8,497
412,500	Cisco Systems Inc.	11,901
129,500	CME Group Inc.	12,234
166,200	Dow Chemical Co.	8,588
121,600	Duke Energy Corp.	8,691
102,200	Exxon Mobil Corp.	8,456
226,200	Federated Investors Inc.	6,951
468,800	General Electric Co.	13,558
193,100	General Mills Inc.	11,221
165,400	Hasbro Inc.	12,708
332,300	Intel Corp.	11,252
78,300	International Business Machines Corp.	10,968
57,600	Johnson & Johnson	5,819
249,100	JPMorgan Chase & Co.	16,005
93,500	Kimberly-Clark Corp.	11,193
172,800	Kinder Morgan Inc.	4,726
168,800	Kraft Heinz Co.	13,161
80,900	Lockheed Martin Corp.	17,784
293,300	Mattel Inc.	7,209
219,300	Maxim Integrated Products Inc.	8,987
120,300	McDonald’s Corp.	13,504
262,200	Merck & Co. Inc.	14,332
155,000	MetLife Inc.	7,809
127,700	Microchip Technology Inc.	6,167
138,600	Microsoft Corp. (a)	7,296
240,800	Paychex Inc.	12,420
100,600	PepsiCo Inc.	10,280
448,200	Pfizer Inc.	15,158
67,300	Philip Morris International Inc.	5,949
71,500	Procter & Gamble Co.	5,461
97,400	Prudential Financial Inc.	8,035
134,800	Qualcomm Inc.	8,010

Principal or Shares	Security Description	Value (000)

555,100	Regal Entertainment Group	$10,758
173,201	Reynolds American Inc.	8,369
108,200	Seagate Technology PLC	4,118
245,100	Six Flags Entertainment Corp.	12,755
137,200	Southern Co.	6,188
185,300	Target Corp.	14,301
242,800	Verizon Communications Inc.	11,382
176,900	Waste Management Inc.	9,510
295,100	Wells Fargo & Co.	15,977
145,200	Westar Energy Inc.	5,764
		472,382
Master Limited Partnership (2%)
360,300	Enterprise Products Partners LP	9,955
73,400	Magellan Midstream Partners LP	4,684
		14,639
Preferred Stock (5%)
115,200	Bank of America Corp., 6.50%	3,053
137,000	DDR Corp., 6.50%	3,578
95,900	Discover Financial Services, 6.50%	2,560
312,600	Goldman Sachs Group Inc., 5.50%	7,916
49,000	Public Storage, 5.875%	1,277
110,900	US Bancorp, 6.50%	3,214
192,600	Wells Fargo & Co., 6.00%	5,000
		26,598
Real Estate Investment Trust (8%)
86,000	Digital Realty Trust Inc.	6,361
148,300	Equity Residential	11,467
114,400	Prologis Inc.	4,888
56,400	Public Storage	12,941
47,600	Simon Property Group Inc.	9,589
		45,246
Total Stocks (Cost - $514,582)		558,865

Annual Report    75

Payden Equity Income Fund continued

Principal or Shares	Security Description	Value (000)
Investment Company (1%)
4,211,442	Payden Cash Reserves Money Market Fund *
	(Cost - $4,212)	$4,212
Total Investment Company (Cost - $4,212)		4,212
Total (Cost - $518,794) (100%)		563,077
Other Assets, net of Liabilities (0%)		287
Net Assets (100%)		$563,364

*	Affiliated investment
(a)	All or a portion of the security is pledged to cover futures contract margin requirements.

See notes to financial statements.

76   Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets & Liabilities

October 31, 2015

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$252,409	$417,453	$825,015
Affiliated investments, at value **	—	6,387	8,216
Repurchase agreements, at value ***	140,000	—	—
Foreign cash ****	—	46	11
Cash	3,556	15	—
Cash pledged for financial futures contracts	—	—	—
Receivable for:
Interest and dividends	6	936	3,070
Investments sold	—	16	—
Fund shares sold	3	120	76
Futures	—	—	3
Forward currency contracts	—	128	173
Variation margin on centrally cleared swaps	—	—	150
Receivable from Advisor (Note 3)	51	32	—
Other assets	26	27	50
Total Assets	396,051	425,160	836,764
LIABILITIES:
Payable for:
Bank overdraft	—	—	21
Forward currency contracts	—	187	84
Investments purchased	3,549	1,718	14,844
Fund shares redeemed	1	32	379
Futures	—	—	—
Swaps*****	—	—	146
Distributions payable	2	9	99
Accrued expenses:
Investment advisory fees (Note 3)	—	—	106
Administration fees (Note 3)	44	53	104
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	3	3	8
Other liabilities	61	162	311
Total Liabilities	3,660	2,164	16,102
NET ASSETS	$392,391	$422,996	$820,662

NET ASSETS:
Paid in capital	$392,389	$430,829	$826,745
Undistributed net investment income (loss)	—	(9)	(98)
Undistributed net realized gains (losses) from investments	2	(4,205)	(153)
Net unrealized appreciation (depreciation) from:
Investments	—	(3,560)	(5,917)
Translation of assets and liabilities in foreign currencies	—	(59)	85
NET ASSETS	$392,391	$422,996	$820,662

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$392,391	$422,996	$820,662
Shares Outstanding	392,383	44,892	81,675
Net Asset Value Per Share	$ 1.00	$ 9.42	$ 10.05

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$252,409	$421,013	$830,940
** Affiliated investments, at cost	—	6,387	8,216
*** Repurchase agreements, at cost	140,000	—	—
**** Foreign cash, at cost	—	46	11
***** Swaps, at cost	—	—	(112)

See notes to financial statements.

78   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$129,771	$415,401	$728,654	$70,171	$161,164	$ 58,723	$151,124
13,048	6,822	61,854	1,013	5,912	2,787	9,509
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	1	106	15	210	6	—
225	411	2,795	—	—	165	—

315	749	4,164	729	1,046	232	809
151	142	19,012	100	512	2,031	12,463
1	158	—	—	45	—	—
—	9	34	32	7	4	—
—	—	561	25	136	51	—
—	—	—	—	—	—	—
—	—	—	—	—	1	—
13	21	55	8	14	18	25

143,524	423,714	817,235	72,093	169,046	64,018	173,930

17	—	—	—	—	—	—
—	—	560	11	121	51	—
8,331	144,057	131,058	407	15,268	2,917	7,182
2	732	4	53	158	—	2
—	—	65	3	12	3	—
—	—	—	—	—	—	—
6	64	—	—	—	—	—

10	15	158	12	51	—	48
17	36	84	9	19	7	22
—	5	5	—	1	—	—
1	2	5	1	1	1	1
44	195	147	55	63	52	63

8,428	145,106	132,086	551	15,694	3,031	7,318

$135,096	$278,608	$685,149	$71,542	$153,352	$ 60,987	$166,612

$138,217	$301,821	$682,607	$70,036	$154,237	$ 61,369	$169,262
(4)	65	464	29	—	89	95
(3,559)	(30,203)	1,091	817	(232)	(354)	(1,529)

442	6,925	987	646	(668)	(117)	(1,216)
—	—	—	14	15	—	—

$135,096	$278,608	$685,149	$71,542	$153,352	$ 60,987	$166,612

$ 1,676	$ 23,335	$ 24,314	—	$6,797	$ 36	$ 129
158	2,386	2,289	—	684	4	13
$ 10.63	$ 9.78	$ 10.62	—	$9.94	$ 9.93	$ 9.90

$133,420	$255,273	$660,835	$71,542	$108,789	$ 42,121	$ 42,478
12,547	26,086	62,115	6,520	10,927	4,245	4,296
$ 10.63	$ 9.79	$ 10.64	$ 10.97	$ 9.96	$ 9.92	$ 9.89

—	—	—	—	$ 37,766	$ 18,830	$124,005
—	—	—	—	3,794	1,896	12,531
—	—	—	—	$ 9.96	$ 9.93	$ 9.90

$129,289	$408,497	$724,964	$69,529	$161,894	$ 58,829	$152,340
13,048	6,822	64,840	1,013	5,912	2,787	9,509
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

See notes to financial statements.

Annual Report    79

Statements of Assets & Liabilities continued

October 31, 2015

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$556,120	$46,281	$126,805
Affiliated investments, at value **	56,858	—	1,959
Foreign cash ***	—	—	2
Cash.	—	—	—
Cash pledged for financial futures contracts	1,824	—	—
Receivable for:
Interest and dividends	9,086	483	495
Investments sold	802	—	73
Fund shares sold.	503	243	2,227
Futures	14	—	3
Forward currency contracts	347	—	103
Variation margin on centrally cleared swaps.	—	—	35
Other assets	52	5	10
Total Assets	625,606	47,012	131,712
LIABILITIES:
Payable for:
Bank overdraft	15	—	7
Forward currency contracts	379	—	50
Investments purchased.	610	977	1,138
Fund shares redeemed	201	30	41
Futures	—	—	1
Swaps ****	—	—	26
Variation margin payable on centrally cleared swaps	54	—	—
Distributions payable.	—	21	—
Accrued expenses:
Investment advisory fees (Note 3)	179	6	14
Administration fees (Note 3)	77	6	16
Distribution fees (Note 3)	2	—	—
Trustee fees and expenses	5	—	1
Other liabilities	268	34	74
Total Liabilities	1,790	1,074	1,368
NET ASSETS	$623,816	$45,938	$130,344

NET ASSETS:
Paid in capital	$646,655	$43,749	$132,813
Undistributed net investment income (loss)	171	(4)	—
Undistributed net realized gains (losses) from investments.	(20,665)	548	(931)
Net unrealized appreciation (depreciation) from:
Investments	(2,313)	1,645	(1,591)
Translation of assets and liabilities in foreign currencies.	(32)	—	53
NET ASSETS	$623,816	$45,938	$130,344

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	$19,879	—	—
Shares Outstanding	3,099	—	—
Net Asset Value Per Share	$6.42	—	—

Investor Class
Net Assets	$603,937	$45,938	$130,344
Shares Outstanding	94,370	4,421	13,026
Net Asset Value Per Share	$6.40	$10.39	$10.01

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments,at cost	$557,871	$44,636	$128,354
** Affiliatedinvestments, at cost.	57,241	—	1,959
*** Foreigncash, at cost	—	—	2
**** Swaps,at cost	—	—	(20)

See notes to financial statements.

80   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$68,895	$938,126	$119,017	$34,542	$558,865
12,113	29,165	6,911	795	4,212
28	—	1,025	—	—
10	3,020	—	7	110
48	1,915	—	—	—

524	13,962	2,324	496	1,038
—	5,360	—	242	—
368	149	35	—	431
17	—	—	—	—
477	270	6	5	—
—	—	—	—	—
9	72	19	15	36
82,489	992,039	129,337	36,102	564,692

—	—	—	—	—
395	1,269	203	30	—
1,698	24,863	2,819	4	—
15	965	—	—	829
8	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

8	309	37	5	234
10	123	15	5	70
—	6	—	—	1
1	7	1	—	4
61	388	123	41	190
2,196	27,930	3,198	85	1,328
$80,293	$964,109	$126,139	$36,017	$563,364

$81,325	$1,031,548	$171,851	$37,281	$519,657
—	2,370	—	18	1,352
773	(30,919)	(19,373)	(557)	(1,928)

(1,885)	(37,882)	(26,051)	(700)	44,283
80	(1,008)	(288)	(25)	—
$80,293	$964,109	$126,139	$36,017	$563,364

—	$29,481	$169	$16	$4,567
—	2,251	25	2	327
—	$13.10	$6.66	$9.63	$13.98

$80,293	$416,408	$125,970	$1,401	$281,163
9,051	31,843	18,911	146	20,120
$8.87	$13.08	$6.66	$9.62	$13.97

—	$518,220	—	$34,600	$277,634
—	39,662	—	3,594	19,866
—	$13.07	—	$9.63	$13.97

$69,696	$976,008	$144,778	$35,242	$514,582
13,232	29,165	7,201	795	4,212
28	—	1,018	—	—
—	—	—	—	—

See notes to financial statements.

Annual Report    81

Statements of Operations

Year ended October 31, 2015

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 401	$ 3,434	$ 13,997
Dividend income	—	—	19
Dividend income from affiliated investment (Note 2)	—	1	1
Income from securities lending	—	6	11

Investment Income	401	3,441	14,028

EXPENSES:
Investment advisory fees (Note 3)	604	1,095	2,478
Administration fees (Note 3)	604	586	1,327
Shareholder servicing fees	—	187	585
Distribution fees (Note 3)	—	—	—
Custodian fees	39	52	79
Transfer agent fees	44	42	98
Registration and filing fees	69	52	47
Trustee fees and expenses	42	37	89
Printing and mailing costs	24	21	47
Loan commitment fees	—	6	16
Legal fees	12	13	29
Publication expense	16	10	27
Pricing fees	4	39	47
Fund accounting fees	50	45	98
Insurance	27	17	47
Audit fees	31	35	35
Other expenses	—	2	—

Gross Expenses	1,566	2,239	5,049
Expense subsidy (Note 3)	(1,205)	(1,031)	(889)

Net Expenses	361	1,208	4,160

Net Investment Income	40	2,233	9,868

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	6	(1,424)	(2,550)
Foreign currency transactions	—	2,972	3,447
Futures contracts	—	(424)	(1,018)
Swap contracts	—	—	259
Change in net unrealized appreciation (depreciation) from:
Investments	—	(2,274)	(5,101)
Translation of assets and liabilities in foreign currencies	—	(235)	(70)
Affiliated investments	—	—	—
Futures contracts	—	—	(204)
Swap contracts	—	—	(34)

Net Realized and Unrealized Gains (Losses)	6	(1,385)	(5,271)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 46	$ 848	$ 4,597

(1)  Fund commenced operations on November 6, 2014.

See notes to financial statements.

82   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund(1)	Payden Floating Rate Fund

$ 1,605	$ 5,863	$ 16,347	$ 2,634	$ 3,532	$ 1,155	$ 6,715
—	—	—	—	97	—	—
1	1	1,562	—	—	—	1
—	—	20	4	4	—	—

1,606	5,864	17,929	2,638	3,633	1,155	6,716

354	778	1,771	239	674	225	960
189	432	949	102	184	68	262
8	388	184	51	33	—	6
2	57	55	—	15	—	—
21	44	53	18	19	26	14
31	61	61	18	43	32	45
38	48	43	23	33	55	38
12	29	62	7	11	4	17
7	17	35	4	11	27	12
2	5	11	1	2	1	—
4	9	20	2	4	7	6
5	13	18	3	2	2	5
11	24	28	13	32	24	20
18	34	71	12	17	10	24
7	16	29	3	4	—	9
35	38	37	37	36	42	51
—	—	4	—	—	4	3

744	1,993	3,431	533	1,120	527	1,472
(174)	(495)	—	(90)	(174)	(239)	(284)

570	1,498	3,431	443	946	288	1,188

1,036	4,366	14,498	2,195	2,687	867	5,528

88	1,458	5,936	771	(725)	106	(1,527)
—	—	2,614	81	569	97	—
6	(1,109)	(1,822)	84	(75)	(383)	—
—	(35)	(3,164)	(113)	—	(57)	—

155	747	(7,466)	(1,479)	(136)	(106)	622
—	—	(89)	14	41	—	—
—	—	(2,608)	—	—	—	—
(56)	266	490	(49)	62	(11)	—
—	28	1,900	69	—	—	—

193	1,355	(4,209)	(622)	(264)	(354)	(905)

$ 1,229	$ 5,721	$ 10,289	$ 1,573	$ 2,423	$ 513	$ 4,623

See notes to financial statements.

Annual Report    83

Statements of Operations continued

Year ended October 31, 2015

Numbers in 000s

		Payden
	Payden	California	Payden
	High Income	Municipal Income	Global Low
	Fund	Fund	Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 38,512	$1,220	$ 2,129
Dividend income	581	—	10
Dividend income from affiliated investment (Note 2)	567	—	—
Income from securities lending	186	—	2
Foreign tax withholdings	—	—	—
Investment Income	39,846	1,220	2,141
EXPENSES:
Investment advisory fees (Note 3)	2,341	143	371
Administration fees (Note 3)	1,003	67	185
Shareholder servicing fees	535	8	85
Distribution fees (Note 3)	29	—	—
Custodian fees	51	4	34
Transfer agent fees	101	16	24
Registration and filing fees	86	2	21
Trustee fees and expenses	69	4	12
Printing and mailing costs	38	2	6
Loan commitment fees	13	1	2
Legal fees	22	1	4
Publication expense	26	2	4
Pricing fees	15	13	36
Fund accounting fees	76	11	18
Insurance	40	2	8
Audit fees	42	35	38
Other expenses	—	—	—
Gross Expenses	4,487	311	848
Expense subsidy (Note 3)	—	(65)	(167)
Net Expenses	4,487	246	681
Net Investment Income	35,359	974	1,460
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(21,790)	549	(1,597)
Foreign currency transactions	2,075	—	1,756
Affiliated investments	—	—	—
Futures contracts	(854)	—	(255)
Swap contracts	23	—	45
Change in net unrealized appreciation (depreciation) from:
Investments	(20,392)	(700)	(941)
Translation of assets and liabilities in foreign currencies	(108)	—	(59)
Affiliated investments	(734)	—	—
Futures contracts	(138)	—	(27)
Swap contracts	—	—	(6)
Net Realized and Unrealized Gains (Losses)	(41,918)	(151)	(1,084)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ (6,559)	$ 823	$ 376

See notes to financial statements.

84   Payden Mutual Funds

		Payden	Payden
Payden	Payden	Emerging	Emerging Markets	Payden
Global Fixed	Emerging Markets	Markets Local	Corporate	Equity Income
Income Fund	Bond Fund	Bond Fund	Bond Fund	Fund

$1,014	$ 53,711	$ 9,147	$ 2,066	$ 32
—	—	—	—	17,951
501	2	177	—	1
1	74	—	9	12
—	(21)	(46)	—	—

1,516	53,766	9,278	2,075	17,996

186	4,218	893	311	2,711
93	1,406	223	58	813
64	776	2	—	327
—	65	1	—	12
30	91	127	6	44
19	105	33	35	83
24	37	54	28	59
6	94	15	4	54
5	67	9	4	37
1	17	3	1	10
2	30	6	1	18
2	27	7	3	10
17	20	19	12	3
12	103	21	10	61
2	45	9	2	20
38	42	42	42	35
2	11	—	—	—

503	7,154	1,464	517	4,297
(91)	(332)	(28)	(185)	(321)

412	6,822	1,436	332	3,976

1,104	46,944	7,842	1,743	14,020

(546)	(21,201)	(28,008)	(608)	(1,460)
2,295	3,216	(747)	50	3
(337)	—	—	—	—
(162)	—	—	—	(861)
—	—	(53)	—	—
(730)	(50,606)	(6,947)	(1,708)	1,237
107	(1,981)	(280)	(25)	—
(589)	—	(298)	—	—
14	—	—	—	—
—	—	—	—	—

52	(70,572)	(36,333)	(2,291)	(1,081)

$1,156	$(23,628)	$(28,491)	$ (548)	$12,939

See notes to financial statements.

Annual Report    85

Statements of Changes in Net Assets

For the years ended October 31st,

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$40	$52	$2,233	$2,519
Net realized gains (losses) on investments	6	—	1,124	1,684
Change in net unrealized appreciation/(depreciation)	—	—	(2,509)	(1,649)
Change in Net Assets Resulting from Operations	46	52	848	2,554

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(40)	(50)	(1,596)	(2,444)
Net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Return of capital:
Investor Class	—	(2)	(1,266)	—
Change in Net Assets from Distributions to Shareholders	(40)	(52)	(2,862)	(2,444)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	30,676,204	25,153,180	411,658	293,849
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	14	11	2,750	2,311
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(30,774,499)	(25,160,942)	(308,069)	(235,881)
Change in Net Assets from Capital Transactions	(98,281)	(7,751)	106,339	60,279
Total Change in Net Assets	(98,275)	(7,751)	104,325	60,389

NET ASSETS:
Beginning of period	490,666	498,417	318,671	258,282
End of period	$392,391	$490,666	$422,996	$318,671

Accumulated net investment income/(loss)	$—	$(3)	$(9)	$19

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	490,664	498,415	33,648	27,283
Shares sold	30,676,204	25,153,180	43,514	31,010
Shares issued in reinvestment of distributions	14	11	291	244
Shares redeemed	(30,774,499)	(25,160,942)	(32,561)	(24,889)
Change in shares outstanding.	(98,281)	(7,751)	11,244	6,365
Outstanding shares at end of period	392,383	490,664	44,892	33,648

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	159,806	215,081
Sale of investments (excluding government)	—	—	126,143	165,689
Purchase of government securities	—	—	18,796	7,050
Sale of government securities	—	—	6,880	7,496

See notes to financial statements.

86   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2015	2014	2015	2014	2015	2014	2015	2014

$9,868	$10,917	$1,036	$971	$4,366	$5,518	$14,498	$15,398
138	2,372	94	(113)	314	1,281	3,564	7,315
(5,409)	(2,690)	99	1,077	1,041	4,412	(7,773)	7,153
4,597	10,599	1,229	1,935	5,721	11,211	10,289	29,866

—	—	(12)	(8)	(778)	(1,059)	(549)	(9)
(9,704)	(10,925)	(1,845)	(1,855)	(9,730)	(12,947)	(16,315)	(17,322)

	—	—	—	—	—	(150)	(3)
(3,410)	—	—	—	—	—	(4,359)	(4,549)

(207)	—	—	—	—	—	—	—
(13,321)	(10,925)	(1,857)	(1,863)	(10,508)	(14,006)	(21,373)	(21,883)

—	—	1,459	478	7,721	5,669	20,936	5,239
630,953	622,667	25,583	22,869	44,178	47,999	149,778	128,102

—	—	12	7	619	820	700	10
11,794	9,705	1,770	1,782	8,884	11,691	20,144	21,589

—	—	(173)	(1,305)	(8,500)	(12,864)	(2,359)	(117)
(646,566)	(647,707)	(23,820)	(24,839)	(74,856)	(147,214)	(92,147)	(151,604)
(3,819)	(15,335)	4,831	(1,008)	(21,954)	(93,899)	97,052	3,219
(12,543)	(15,661)	4,203	(936)	(26,741)	(96,694)	85,968	11,202

833,205	848,866	130,893	131,829	305,349	402,043	599,181	587,979
$820,662	$833,205	$135,096	$130,893	$278,608	$305,349	$685,149	$599,181

$(98)	$(106)	$(4)	$(6)	$65	$185	$464	$—

—	—	36	113	2,402	3,046	505	30
—	—	137	45	781	574	1,939	485
—	—	1	1	62	83	65	1
—	—	(16)	(123)	(859)	(1,301)	(220)	(11)
—	—	122	(77)	(16)	(644)	1,784	475
—	—	158	36	2,386	2,402	2,289	505

82,101	83,593	12,221	12,241	28,291	37,149	54,894	55,074
62,468	61,282	2,393	2,144	4,467	4,847	13,880	11,962
1,169	955	166	167	898	1,181	1,877	2,023
(64,063)	(63,729)	(2,233)	(2,331)	(7,570)	(14,886)	(8,536)	(14,165)
(426)	(1,492)	326	(20)	(2,205)	(8,858)	7,221	(180)
81,675	82,101	12,547	12,221	26,086	28,291	62,115	54,894

259,402	528,216	276	762	944	237	295,999	275,291
376,572	425,179	1,051	765	1,371	8,162	172,322	326,836
14,091	17,300	38,152	34,051	65,256	59,886	48,561	28,588
25,829	4,426	40,012	32,526	88,326	146,534	33,463	72,178

See notes to financial statements.

Annual Report    87

Statements of Changes in Net Assets continued

For the years ended October 31st,

Numbers in 000s

	Payden Corporate		Payden Strategic
	Bond Fund		Income Fund
	2015	2014	2015	2014(1)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$ 2,195	$ 2,332	$ 2,687	$ 735
Net realized gains (losses) on investments	823	1,704	(231)	264
Change in net unrealized appreciation/(depreciation)	(1,445)	1,232	(33)	(620)
Change in Net Assets Resulting from Operations	1,573	5,268	2,423	379
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	(114)	(10)
Investor Class	(2,118)	(2,423)	(1,866)	(485)
SI Class	—	—	(754)	(277)
Net realized gains from investments:
Adviser Class	—	—	(8)	—
Investor Class	(1,780)	(942)	(124)	—
SI Class	—	—	(49)	—
Return of capital:
Adviser Class	—	—	(6)	—
Investor Class	—	—	(98)	—
Institutional Class	—	—	(39)	—
Change in Net Assets from Distributions to Shareholders	(3,898)	(3,365)	(3,058)	(772)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	4,719	3,029
Investor Class	25,274	17,816	72,935	62,830
SI Class	—	—	10,695	32,542
Reinvestment of distributions:
Adviser Class	—	—	128	10
Investor Class	3,868	3,340	2,033	465
SI Class	—	—	833	273
Cost of fund shares redeemed:
Adviser Class	—	—	(952)	(102)
Investor Class	(24,921)	(19,692)	(21,223)	(7,587)
SI Class	—	—	(6,248)	—
Change in Net Assets from Capital Transactions	4,221	1,464	62,920	91,460
Total Change in Net Assets	1,896	3,367	62,285	91,067
NET ASSETS:
Beginning of period	69,646	66,279	91,067	—
End of period	$ 71,542	$ 69,646	$153,352	$91,067

Accumulated net investment income/(loss)	$ 29	$ —	$ —	$ 18

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	294	—
Shares sold	—	—	473	303
Shares issued in reinvestment of distributions	—	—	13	1
Shares redeemed	—	—	(96)	(10)
Change in shares outstanding	—	—	390	294
Outstanding shares at end of period	—	—	684	294

Investor Class:
Outstanding shares at beginning of period	6,125	5,996	5,546	—
Shares sold	2,283	1,577	7,305	6,255
Shares issued in reinvestment of distributions	350	301	204	46
Shares redeemed	(2,238)	(1,749)	(2,128)	(755)
Change in shares outstanding	395	129	5,381	5,546
Outstanding shares at end of period	6,520	6,125	10,927	5,546

SI Class:
Outstanding shares at beginning of period	—	—	3,273	—
Shares sold	—	—	1,061	3,246
Shares issued in reinvestment of distributions	—	—	84	27
Shares redeemed	—	—	(624)	—
Change in shares outstanding	—	—	521	3,273
Outstanding shares at end of period	—	—	3,794	3,273

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	79,672	65,983	86,658	83,086
Sale of investments (excluding government)	73,694	67,441	36,290	10,189
Purchase of government securities	—	—	5,476	5,320
Sale of government securities	—	—	2,368	104

(1)  Fund commenced operations on May 8, 2014.

(2)  Fund commenced operations on November 6, 2014.

(3)  Fund commenced operations on November 11, 2013.

See notes to financial statements.

88   Payden Mutual Funds

Payden Absolute Return Bond Fund	Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2015(2)	2015	2014(3)	2015	2014	2015	2014

$ 867	$ 5,528	$ 3,980	$ 35,359	$ 45,040	$ 974	$ 1,001
(237)	(1,527)	565	(20,546)	26,658	549	341
(117)	622	(1,838)	(21,372)	(26,714)	(700)	833
513	4,623	2,707	(6,559)	44,984	823	2,175

—	(3)	(1)	(551)	(225)	—	—
(541)	(1,645)	(1,357)	(35,146)	(45,147)	(974)	(1,001)
(354)	(3,810)	(2,596)	—	—	—	—
—	—	—	(140)	(128)	—	—
—	(160)	—	(26,457)	(23,951)	(342)	(246)
—	(408)	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(895)	(6,026)	(3,954)	(62,294)	(69,451)	(1,316)	(1,247)

46	659	40	51,663	982	—	—
42,664	19,388	86,086	123,488	114,159	12,840	11,205
19,135	6,951	142,964	—	—	—	—

—	3	1	395	346	—	—
540	1,761	1,180	46,728	51,530	1,012	1,020
254	3,122	1,723	—	—	—	—

(10)	(575)	—	(35,242)	(2,118)	—	—
(839)	(24,795)	(40,404)	(232,997)	(299,042)	(14,150)	(9,729)
(421)	(4,924)	(23,918)	—	—	—	—
61,369	1,590	167,672	(45,965)	(134,143)	(298)	2,496
60,987	187	166,425	(114,818)	(158,610)	(791)	3,424

—	166,425	—	738,634	897,244	46,729	43,305
$60,987	$166,612	$166,425	$ 623,816	$ 738,634	$ 45,938	$46,729

$ 89	$ 95	$ 26	$ 171	$ 434	$ (4)	$ (4)

—	4	—	560	671	—	—
5	66	4	7,827	136	—	—
—	—	—	61	49	—	—
(1)	(57)	—	(5,349)	(296)	—	—
4	9	4	2,539	(111)	—	—
4	13	4	3,099	560	—	—

—	4,673	—	103,767	122,531	4,449	4,217
4,275	1,949	8,555	18,661	15,878	1,236	1,079
54	177	118	7,076	7,244	97	99
(84)	(2,503)	(4,000)	(35,134)	(41,886)	(1,361)	(946)
4,245	(377)	4,673	(9,397)	(18,764)	(28)	232
4,245	4,296	4,673	94,370	103,767	4,421	4,449

—	12,008	—	—	—	—	—
1,913	700	14,209	—	—	—	—
25	313	172	—	—	—	—
(42)	(490)	(2,373)	—	—	—	—
1,896	523	12,008	—	—	—	—
1,896	12,531	12,008	—	—	—	—

67,321	61,337	179,401	199,578	336,062	19,466	23,016
21,172	68,747	19,297	306,860	485,948	21,103	20,593
8,772	1,350	1,800	5,950	—	—	—
2,990	—	2,059	—	—	—	—

See notes to financial statements.

Annual Report    89

Statements of Changes in Net Assets continued

For the years ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$ 1,460	$ 1,606	$ 1,104	$ 1,085
Net realized gains (losses) on investments	(51)	1,001	1,250	2,079
Change in net unrealized appreciation/(depreciation)	(1,033)	(830)	(1,198)	(585)
Change in Net Assets Resulting from Operations	376	1,777	1,156	2,579
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(202)	(1,577)	(1,243)	(925)
SI Class	—	—	—	—
Net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	(1,293)	—	—	(133)
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,495)	(1,577)	(1,243)	(1,058)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	40,486	54,242	45,868	16,570
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,465	1,446	1,181	1,016
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(50,453)	(28,969)	(17,348)	(8,349)
SI Class	—	—	—	—
Proceeds from redemption fees (Note 3):
Investor Class	—	—	—	—
Change in Net Assets from Capital Transactions	(8,502)	26,719	29,701	9,237
Total Change in Net Assets	(9,621)	26,919	29,614	10,758
NET ASSETS:
Beginning of period	139,965	113,046	50,679	39,921
End of period	$130,344	$139,965	$ 80,293	$50,679

Accumulated net investment income/(loss)	$ —	$ 29	$ —	$ —

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding.	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	13,857	11,219	5,733	4,678
Shares sold	4,025	5,361	5,137	1,903
Shares issued in reinvestment of distributions	145	143	132	117
Shares redeemed	(5,001)	(2,866)	(1,951)	(965)
Change in shares outstanding.	(831)	2,638	3,318	1,055
Outstanding shares at end of period	13,026	13,857	9,051	5,733

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding.	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	41,834	96,918	55,119	31,466
Sale of investments (excluding government)	61,908	67,993	26,073	23,323
Purchase of government securities.	1,789	2,970	—	—
Sale of government securities	3,745	231	—	—

(1)   Fund commenced operations on November 11, 2013.

See notes to financial statements.

90   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2015	2014	2015	2014	2015	2014(1)	2015	2014

$ 46,944	$ 45,137	$ 7,842	$ 11,408	$ 1,743	$ 1,865	$ 14,020	$ 8,462
(17,985)	(18,479)	(28,808)	(18,705)	(558)	710	(2,318)	13,326
(52,587)	33,478	(7,525)	(809)	(1,733)	1,008	1,237	24,247
(23,628)	60,136	(28,491)	(8,106)	(548)	3,583	12,939	46,035

(1,218)	(728)	—	—	(1)	(1)	(121)	(73)
(20,184)	(17,826)	—	—	(63)	(416)	(7,963)	(4,643)
(24,842)	(19,754)	—	—	(1,658)	(1,430)	(7,020)	(912)

—	(64)	—	—	—	—	(142)	(37)
—	(1,570)	—	—	(27)	—	(8,590)	(1,791)
—	(1,452)	—	—	(703)	—	(5,610)	—

—	(122)	(15)	(20)	—	—	—	—
—	(2,994)	(7,658)	(11,282)	—	—	—	—
—	(3,318)	—	—	—	—	—	—
(46,244)	(47,828)	(7,673)	(11,302)	(2,452)	(1,847)	(29,446)	(7,456)

14,036	9,486	2	293	280	256	471	621
182,808	104,990	59,947	43,062	240	16,431	63,261	232,009
83,704	46,594	—	—	1,000	46,246	89,159	180,071

1,160	841	14	20	2	1	250	102
18,869	20,914	5,039	7,554	89	416	16,272	6,245
23,830	23,468	—	—	539	261	11,088	912

(5,410)	(9,071)	(166)	(395)	(479)	(40)	(762)	(877)
(133,459)	(215,070)	(77,758)	(104,808)	(337)	(16,046)	(64,203)	(206,778)
(3,604)	(25,855)	—	—	(5,718)	(5,860)	(2,364)	(103)

—	4	—	—	—	—	—	—
181,934	(43,699)	(12,922)	(54,274)	(4,384)	41,665	113,172	212,202
112,062	(31,391)	(49,086)	(73,682)	(7,384)	43,401	96,665	250,781

852,047	883,438	175,225	248,907	43,401	—	466,699	215,918
$ 964,109	$ 852,047	$126,139	$ 175,225	$36,017	$ 43,401	$563,364	$ 466,699

$ 2,370	$ —	$ —	$ —	$ 18	$ —	$ 1,352	2,036

1,526	1,448	47	57	21	—	329	338
1,044	676	—	33	28	25	34	47
86	61	2	2	—	—	18	8
(405)	(659)	(24)	(45)	(47)	(4)	(54)	(64)
725	78	(22)	(10)	(19)	21	(2)	(9)
2,251	1,526	25	47	2	21	327	329

26,923	33,423	20,626	26,632	147	—	19,126	16,746
13,481	7,601	7,873	4,899	24	1,642	4,471	16,810
1,404	1,511	683	861	9	41	1,165	468
(9,965)	(15,612)	(10,271)	(11,766)	(34)	(1,536)	(4,642)	(14,898)
4,920	(6,500)	(1,715)	(6,006)	(1)	147	994	2,380
31,843	26,923	18,911	20,626	146	147	20,120	19,126

31,951	28,793	—	—	4,005	—	12,978	—
6,202	3,312	—	—	103	4,544	6,261	12,921
1,774	1,693	—	—	54	25	795	64
(265)	(1,847)	—	—	(568)	(564)	(168)	(7)
7,711	3,158	—	—	(411)	4,005	6,888	12,978
39,662	31,951	—	—	3,594	4,005	19,866	12,978

670,779	601,459	153,461	193,904	35,213	79,904	357,104	371,706
493,181	641,390	163,724	237,826	40,989	39,219	258,702	157,866
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

See notes to financial statements.

Annual Report   91

Notes to Financial Statements

October 31, 2015

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes eighteen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

Effective February 28, 2015, Institutional Class changed its name to the SI Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

92 Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or

Annual Report    93

Notes to Financial Statements continued

receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statement of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A

94   Payden Mutual Funds

Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Annual Report    95

Notes to Financial Statements continued

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2015 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Interest rate[1]	2	—
Foreign currency[2,3]	128	(187)

Total	130	(187)

Low Duration
Credit [4]	—	(146)
Interest rate[1,5]	52	—
Foreign currency[2,3]	173	(84)

Total	225	(230)

U.S. Government
Interest rate[1,5]	1	(40)

GNMA
Interest rate[1,5]	27	—

Core Bond
Interest rate[5]	334	(52)
Foreign currency[2,3]	561	(560)

Total	895	(612)

Corporate Bond
Interest rate[5]	33	(29)
Foreign currency[2,3]	25	(11)

Total	58	(40)

Strategic Income
Interest rate[5]	72	(10)
Foreign currency[2,3]	136	(121)

Total	208	(131)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Absolute Return Bond
Interest rate[5]	15	(24)
Foreign currency[2,3]	51	(51)
Equity[1]	12	—

Total	78	(75)

High Income
Interest rate[5]	—	(179)
Foreign currency[2,3]	347	(379)

Total	347	(558)

Global Low Duration
Credit[4]	—	(26)
Interest rate[1,5]	9	(40)
Foreign currency[2,3]	103	(50)

Total	112	(116)

Global Fixed Income
Interest rate[5]	88	(53)
Foreign currency[2,3]	477	(395)

Total	565	(448)

Emerging Markets Bond
Foreign currency[2,3]	270	(1,269)

Emerging Markets Local Bond
Foreign currency[2,3]	6	(203)

Emerging Markets Corporate Bond
Foreign currency[2,3]	5	(30)

Statement of Assets and Liabilities location:

1	Includes options purchased at value as reported in the Schedule of Investments.
2	Payable for forward currency contracts.
3	Receivable for forward currency contracts.
4	Payable for swap contracts.
5	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only last day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2015 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$(424)	—	$(32)	—	$(456)
Foreign exchange	—	$2,972	—	—	2,972

Total	(424)	2,972	(32)	—	2,516

Low Duration
Credit	—	—	—	$259	259
Interest rate	(1,018)	—	(473)	—	(1,491)
Foreign exchange	—	3,447	—	—	3,447

Total	(1,018)	3,447	(473)	259	2,215

U.S. Government
Interest rate	6	—	(37)	—	(31)

96   Payden Mutual Funds

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
GNMA
Interest rate	$(1,109)	—	—	$(35)	$(1,144)

Core Bond
Interest rate	(1,822)	—	—	(3,164)	(4,986)
Foreign exchange	—	$2,614	—	—	2,614

Total	(1,822)	2,614	—	(3,164)	(2,372)

Corporate Bond
Credit	—	—	—	(113)	(113)
Interest rate	84	—	—	—	84
Foreign exchange	—	81	—	—	81

Total	84	81	—	(113)	52

Strategic Income
Interest rate	(75)	—	—	—	(75)
Foreign exchange	—	569	—	—	569

Total	(75)	569	—	—	494

Absolute Return Bond
Credit	—	—	—	(57)	(57)
Equity	—	—	$85	—	85
Interest rate	(383)	—	(14)	—	(397)
Foreign exchange	—	97	—	—	97

Total	(383)	97	71	(57)	(272)

High Income
Credit	—	—	—	23	23
Equity	—	—	(218)	—	(218)
Interest rate	(854)	—	—	—	(854)
Foreign exchange	—	2,075	—	—	2,075

Total	(854)	2,075	(218)	23	1,026

Global Low Duration
Credit	—	—	—	45	45
Equity	—	—	1	—	1
Interest rate	(255)	—	(78)	—	(333)
Foreign exchange	—	1,756	—	—	1,756

Total	(255)	1,756	(77)	45	1,469

Global Fixed Income
Interest rate	(162)	—	—	—	(162)
Foreign exchange	—	2,295	—	—	2,295

Total	(162)	2,295	—	—	2,133

Emerging Markets Bond
Foreign exchange	—	3,216	—	—	3,216

Emerging Markets Local Bond
Interest rate	—	—	—	(53)	(53)
Foreign exchange	—	(747)	—	—	(747)

Total	—	(747)	—	(53)	(800)

Emerging Markets Corporate Bond
Foreign exchange	—	50	—	—	50

Equity Income
Equity	(861)	—	(214)	—	(1,075)
Foreign exchange	—	3	—	—	3

Total	(861)	3	(214)	—	(1,072)

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2015 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Interest rate	—	—	$(40)	—	$(40)
Foreign exchange	—	$(235)	—	—	(235)

Total	—	(235)	(40)	—	(275)

Low Duration
Credit	—	—	—	$(34)	(34)
Interest rate	$(204)	—	(317)	—	(521)
Foreign exchange	—	(70)	—	—	(70)

Total	(204)	(70)	(317)	(34)	(625)

U.S. Government
Interest rate	(56)	—	(25)	—	(81)

GNMA
Interest rate	266	—	(115)	28	179

Core Bond
Interest rate	490	—	—	1,900	$2,390
Foreign exchange	—	(89)	—	—	(89)

Total	490	(89)	—	1,900	2,301

Corporate Bond
Credit	—	—	—	69	69
Interest rate	(49)	—	—	—	(49)
Foreign exchange	—	14	—	—	14

Total	(49)	14	—	69	34

Strategic Income
Interest Rate	62	—	—	—	62
Foreign exchange	—	41	—	—	41

Total	62	41	—	—	103

Absolute Return Bond
Equity	—	—	(6)	—	(6)
Interest rate	(11)	—	(3)	—	(14)

Total	(11)	—	(9)	—	(20)

High Income
Interest rate	(138)	—	—	—	(138)
Foreign exchange	—	(108)	—	—	(108)

Total	(138)	(108)	—	—	(246)

Global Low Duration
Credit	—	—	—	(6)	(6)
Interest rate	(27)	—	(139)	—	(166)
Foreign exchange	—	(59)	—	—	(59)

Total	(27)	(59)	(139)	(6)	(231)

Global Fixed Income
Interest rate	14	—	—	—	14
Foreign exchange	—	107	—	—	107

Total	14	107	—	—	121

Annual Report    97

Notes to Financial Statements continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Emerging Markets Bond
Foreign exchange	—	$(1,981)	—	—	$(1,981)

Emerging Markets Local Bond
Foreign exchange	—	(280)	—	—	(280)

Emerging Markets Corporate Bond
Foreign exchange	—	(25)	—	—	(25)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2015 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	7%	0%	35%	0%
Low Duration	3%	1%	45%	0%
U.S. Government	0%	0%	30%	0%
GNMA	0%	0%	43%	0%
Core Bond	9%	0%	11%	0%
Corporate Bond	3%	2%	45%	0%
Strategic Income	10%	0%	8%	0%
Absolute Return Bond	9%	2%	47%	0%
High Income	6%	0%	39%	0%
Global Low Duration	10%	1%	50%	0%
Global Fixed Income	76%	0%	76%	0%
Emerging Markets Bond	8%	0%	0%	0%
Emerging Markets Local Bond	14%	0%	116%	0%
Emerging Markets Corporate Bond	2%	0%	0%	0%
Equity Income	1%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

98 Payden Mutual Funds

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2015, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Purchased Put Options[1]	$2	—
Forward Currency Contracts	128	$187

Total derivative assets and liabilities in the Statements of Assets and Liabilities	130	187

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(90)	—

Total derivative assets and liabilities subject to a MNA	$40	$187

Low Duration
Derivative Financial Instruments:
Futures Contracts	$3	—
Centrally Cleared Swaps	150	$146
Purchased Put Options[1]	11	—
Forward Currency Contracts	173	84

Total derivative assets and liabilities in the Statements of Assets and Liabilities	337	230

Derivatives not subject to a MNA	(267)	(146)

Total derivative assets and liabilities subject to a MNA	$70	$84

U.S. Government
Derivative Financial Instruments:
Purchased Put Options[1]	$1	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1	—

Derivatives not subject to a MNA	(1)	—

Total derivative assets and liabilities subject to a MNA	$—	—

GNMA
Derivative Financial Instruments:
Futures Contracts	$9	—
Purchased Put Options[1]	6	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	15	—

Derivatives not subject to a MNA	(15)	—

Total derivative assets and liabilities subject to a MNA	$—	—

Core Bond
Derivative Financial Instruments:
Futures Contracts	$34	$65
Forward Currency Contracts	561	560

Total derivative assets and liabilities in the Statements of Assets and Liabilities	595	625

Derivatives not subject to a MNA	(63)	(65)

Total derivative assets and liabilities subject to a MNA	$532	$560

Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$32	$3
Forward Currency Contracts	25	11

Total derivative assets and liabilities in the Statements of Assets and Liabilities	57	14

Derivatives not subject to a MNA	(32)	(3)

Total derivative assets and liabilities subject to a MNA	$25	$11

Annual Report    99

Notes to Financial Statements continued

	Assets	Liabilities
Strategic Income
Derivative Financial Instruments:
Futures Contracts	$7	$12
Forward Currency Contracts	136	121

Total derivative assets and liabilities in the Statements of Assets and Liabilities	143	133

Derivatives not subject to a MNA	(15)	(12)

Total derivative assets and liabilities subject to a MNA	$128	$121

Absolute Return Bond
Derivative Financial Instruments:
Futures Contracts	$4	$3
Purchased Put Options[1]	14	—
Forward Currency Contracts	51	51

Total derivative assets and liabilities in the Statements of Assets and Liabilities	69	54

Derivatives not subject to a MNA	(21)	(3)

Total derivative assets and liabilities subject to a MNA	$48	$51

High Income
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$54
Futures Contracts	$14	—
Forward Currency Contracts	347	379

Total derivative assets and liabilities in the Statements of Assets and Liabilities	361	433

Derivatives not subject to a MNA	(32)	(54)

Total derivative assets and liabilities subject to a MNA	$329	$379

Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$3	$1
Centrally Cleared Swaps	35	26
Purchased Put Options[1]	5	—
Forward Currency Contracts	103	50

Total derivative assets and liabilities in the Statements of Assets and Liabilities	146	77

Derivatives not subject to a MNA	(88)	(27)

Total derivative assets and liabilities subject to a MNA	$58	$50

Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$17	$8
Forward Currency Contracts	477	395

Total derivative assets and liabilities in the Statements of Assets and Liabilities	494	403

Derivatives not subject to a MNA	(100)	(8)

Total derivative assets and liabilities subject to a MNA	$394	$395

	Assets	Liabilities
Emerging Market Bond
Derivative Financial Instruments:
Forward Currency Contracts	$270	$1,269

Total derivative assets and liabilities in the Statements of Assets and Liabilities	270	1,269

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$270	$1,269

Emerging Market Local Bond
Derivative Financial Instruments:
Forward Currency Contracts	$6	$203

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6	203

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$6	$203

Emerging Market Corporate Bond
Derivative Financial Instruments:
Forward Currency Contracts	$5	$30

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5	30

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$5	$30

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

100 Payden Mutual Funds

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2015 (000s):

Limited Maturity

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$15	—	—	—	$15
BNP PARIBAS	25	—	—	—	25

Total	$40	—	—	—	$40

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
HSBC Bank USA, N.A	$176	—	—	—	$176
Royal Bank of Canada	11	—	—	—	11

Total	$187	—	—	—	$187

Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP PARIBAS	$70	—	—	—	$70

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
HSBC Bank USA, N.A	$72	—	—	—	$72
Royal Bank of Canada	12	—	—	—	12

Total	$84	—	—	—	$84

Core Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$180	$(180)	—	—	—
Credit Suisse First Boston International	352	(14)	—	—	$338

Total	$532	$(194)	—	—	$338

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$261	—	—	$(261)	—
BNP PARIBAS	264	$(180)	—	—	$84
Credit Suisse First Boston International	14	(14)	—	—	—
HSBC Bank USA, N.A	21	—	—	(21)	—

Total	$560	$(194)	—	$(282)	$84

Annual Report 101

Notes to Financial Statements continued

Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Credit Suisse First Boston International	$25	$(2)	—	—	$23

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP PARIBAS	$1	—	—	—	$1
Credit Suisse First Boston International	2	$(2)	—	—	—
Royal Bank of Canada	8	—	—	—	8

Total	$11	$(2)	—	—	$9

Strategic Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$45	$(45)	—	—	—
Credit Suisse First Boston International	83	(5)	—	—	$78

Total	$128	$(50)	—	—	$78

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$56	—	—	—	$56
BNP PARIBAS	56	$(45)	—	—	11
Credit Suisse First Boston International	5	(5)	—	—	—
HSBC Bank USA, N.A	4	—	—	—	4

Total	$121	$(50)	—	—	$71

Absolute Return Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$16	$(16)	—	—	—
Credit Suisse First Boston International	32	(2)	—	—	$30

Total	$48	$(18)	—	—	$30

102 Payden Mutual Funds

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$23	—	—	—	$23
BNP PARIBAS	24	$(16)	—	—	8
Credit Suisse First Boston International	2	(2)	—	—	—
HSBC Bank USA, N.A	2	—	—	—	2

Total	$51	$(18)	—	—	$33

High Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$111	$(111)	—	—	—
Credit Suisse First Boston International	218	(13)	—	—	$205

Total	$329	$(124)	—	—	$205

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities
Barclays Bank PLC	$196	—	—	$(196)	—
BNP PARIBAS	170	$(111)	—	(59)	—
Credit Suisse First Boston International	13	(13)	—	—	—

Total	$379	$(124)	—	$(255)	—

Global Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$58	$(7)	—	—	$51

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP PARIBAS	$7	$(7)	—	—	—
HSBC Bank USA, N.A	39	—	—	—	$39
Royal Bank of Canada	4	—	—	—	4

Total	$50	$(7)	—	—	$43

Annual Report 103

Notes to Financial Statements continued

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$51	$(51)	—	—	—
BNP PARIBAS	46	(46)	—	—	—
Credit Suisse First Boston International	84	(13)	—	—	$71
HSBC Bank USA, N.A	6	(6)	—	—	—
Royal Bank of Canada	103	(103)	—	—	—
State Street Bank & Trust Co.	104	—	—	—	104

Total	$394	$(219)	—	—	$175

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$61	$(51)	—	—	$10
BNP PARIBAS	76	(46)	—	—	30
Credit Suisse First Boston International	13	(13)	—	—	—
HSBC Bank USA, N.A	84	(6)	—	—	78
Royal Bank of Canada	161	(103)	—	—	58

Total	$395	$(219)	—	—	$176

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$256	$(21)	—	—	$235
Credit Suisse First Boston International	14	—	—	—	14

Total	$270	$(21)	—	—	$249

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$942	—	—	$(942)	—
BNP PARIBAS	21	$(21)	—	—	—
HSBC Bank USA, N.A	306	—	—	(260)	$46

Total	$1,269	$(21)	—	$(1,202)	$46

104 Payden Mutual Funds

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$6	$(6)	—	—	—

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$142	$(6)	—	—	$136
BNP PARIBAS	8	—	—	—	8
HSBC Bank USA, N.A	53	—	—	—	53

Total	$203	$(6)	—	—	$197

Emerging Markets Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP PARIBAS	$5	$(1)	—	—	$4

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$21	—	—	—	$21
BNP PARIBAS	1	$(1)	—	—	—
HSBC Bank USA, N.A	8	—	—	—	8

Total	$30	$(1)	—	—	$29

1	Net amount represents the net amount receivable from the counterparty in the event of default.
2	Net amount represents the net amount payable from the counterparty in the event of default.
3	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
4	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

 Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each

Annual Report 105

Notes to Financial Statements continued

Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statement of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Beginning March 20, 2015 the Group began terminating securities lending. As of May 8, 2015 all securities on loan were returned to the Funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2015, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2015, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

106 Payden Mutual Funds

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2014	Purchases	Sales	Dividends	Value October 31, 2015

Investments in Cash Reserves Money Market Fund
Limited Maturity	$20,346,364	$1,318,393,828	$1,332,353,628	$527	$6,386,564
Low Duration	54,772,743	1,334,111,706	1,380,668,414	524	8,216,035
U.S. Government	8,940,063	1,833,263,780	1,829,155,330	739	13,048,513
GNMA	3,490,609	1,618,894,500	1,615,563,003	633	6,822,106
Core Bond	23,784,686	2,052,014,796	2,054,234,542	824	21,564,940
Corporate Bond	10,993,989	452,299,207	462,280,252	183	1,012,944
Strategic Income	8,641,858	1,162,553,690	1,165,283,469	475	5,912,079
Absolute Return Bond	—	1,018,794,151	1,016,007,533	421	2,786,618
Floating Rate	5,993,145	3,244,990,744	3,241,474,978	1,295	9,508,911
High Income	60,647,206	5,269,609,460	5,290,986,126	2,068	39,270,540
Global Low Duration	9,807,464	267,034,382	274,883,002	105	1,958,844
Global Fixed Income	3,059,342	410,750,733	410,995,048	162	2,815,027
Emerging Markets Bond	56,274,108	5,310,566,020	5,337,675,063	2,107	29,165,065
Emerging Markets Local Bond	6,486,481	689,484,452	693,669,966	276	2,300,967
Emerging Markets Corporate Bond	6,725,392	228,188,704	234,119,569	91	794,527
Equity Income	21,452,555	1,606,725,601	1,623,966,714	662	4,211,442

Investments in High Income Fund — Investor Class
Global Fixed Income	$4,613,834	—	—	$231,995	$4,170,698
Investments in Floating Rate Fund — SI Class
Core Bond	$15,191,272	—	—	$479,485	$15,069,499
High Income	4,960,298	$4,000,000		166,866	8,920,536
Global Fixed Income	993,028	—	—	31,198	985,055
Investments in Emerging Markets Bond Fund — SI Class
Global Fixed Income	$4,468,516	—	—	$211,890	$4,142,092
Investments in Emerging Markets Corporate Bond Fund — SI Class
Core Bond	$17,227,177	—	—	$733,480	$15,951,703
High Income	9,360,000	—	—	398,520	8,667,000
Emerging Markets Local Bond	3,907,515	$1,000,000	—	176,875	4,609,969
Investments in Emerging Markets Local Bond Fund — Investor Class
Core Bond	$5,478,879	—	—	$253,850	$4,302,987
Global Fixed Income	767,004	—	$617,764	25,589	—

Investments in Absolute Return Bond Fund — SI Class
Core Bond	—	$5,000,000	—	$94,700	$4,965,000

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations.

Annual Report 107

Notes to Financial Statements continued

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, it is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class

	Between	Between	Between			Current
	$0–500	$0.5–1	$1–2	Over $2	Expense	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	FY 2013	FY 2014	FY 2015

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$1,269,683	$1,525,458	$1,204,702
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.29%	393,598	682,077	1,030,707
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.47%	237,852	701,944	889,095
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	174,255	180,662	174,481
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	1,238,187	360,087	495,315
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	103,973	93,484	89,819
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.80%	—	142,838	173,558
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	—	—	238,584
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	—	263,494	283,782
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	51,157	65,834	65,250
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.55%	101,433	177,907	166,652
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	0.65%	106,512	87,672	90,888
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	293,712	342,910	332,289
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	—	—	27,915
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	—	221,119	184,904
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	152,607	187,200	406,103

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2016 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

108 Payden Mutual Funds

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, Strategic Income, Absolute Return Bond, Floating Rate, High Income, Emerging Markets Bond, Emerging Markets Local Bond, Emerging Markets Corporate Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor, or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement	—	—	$140,000	—	—	—	$140,000
U.S. Government	—	—	223,521	—	—	—	223,521
U.S. Treasury	—	—	25,000	—	—	—	25,000
Investment Company	$3,888	—	—	—	—	—	3,888

Annual Report 109

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Asset Backed	—	—	$ 82,222	—	—	—	$ 82,222
Bank Loans	—	—	2,624	—	—	—	2,624
Commercial Paper	—	—	23,995	—	—	—	23,995
Corporate Bond	—	—	173,852	—	—	—	173,852
Foreign Government	—	—	10,781	—	—	—	10,781
Mortgage Backed	—	—	37,482	—	—	—	37,482
Municipal	—	—	1,351	—	—	—	1,351
U.S. Government	—	—	85,144	—	—	—	85,144
Options Purchased	$ 2	—	—	—	—	—	2
Investment Company	6,387	—	—	—	—	—	6,387

Low Duration
Asset Backed	—	—	97,641	—	—	—	97,641
Bank Loans	—	—	18,164	—	—	—	18,164
Commercial Paper	—	—	5,000	—	—	—	5,000
Corporate Bond	—	—	406,877	—	—	—	406,877
Foreign Government	—	—	3,616	—	—	—	3,616
Mortgage Backed	—	—	56,919	—	—	—	56,919
Municipal	—	—	1,431	—	—	—	1,431
U.S. Government	—	—	235,356	—	—	—	235,356
Options Purchased	11	—	—	—	—	—	11
Investment Company	8,216	—	—	—	—	—	8,216

U.S. Government
Asset Backed	—	—	2,118	—	—	—	2,118
Mortgage Backed	—	—	104,949	—	—	—	104,949
U.S. Government	—	—	22,703	—	—	—	22,703
Options Purchased	1	—	—	—	—	—	1
Investment Company	13,048	—	—	—	—	—	13,048

GNMA
Mortgage Backed	—	—	400,537	—	—	—	400,537
U.S. Government	—	—	14,858	—	—	—	14,858
Options Purchased	6	—	—	—	—	—	6
Investment Company	6,822	—	—	—	—	—	6,822

110 Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Core Bond
Asset Backed	—	—	$ 43,927	—	—	—	$ 43,927
Corporate Bond	—	—	340,316	—	—	—	340,316
Foreign Government	—	—	18,090	—	—	—	18,090
Mortgage Backed	—	—	229,337	—	—	—	229,337
Municipal	—	—	4,340	—	—	—	4,340
U.S. Government	—	—	92,644	—	—	—	92,644
Investment Company	$61,854	—	—	—	—	—	61,854

Corporate Bond
Corporate Bond	—	—	69,313	—	—	—	69,313
Mortgage Backed	—	—	408	—	—	—	408
U.S. Government	—	—	450	—	—	—	450
Investment Company	1,013	—	—	—	—	—	1,013

Strategic Income
Asset Backed	—	—	12,843	—	—	—	12,843
Bank Loans	—	—	11,661	—	—	—	11,661
Corporate Bond	—	—	72,380	—	—	—	72,380
Foreign Government	—	—	7,831	—	—	—	7,831
Mortgage Backed	—	—	31,219	—	—	—	31,219
Municipal	—	—	250	—	—	—	250
Preferred Stock	1,160	—	—	—	—	—	1,160
Real Estate Investment Trust	1,311	—	—	—	—	—	1,311
U.S. Government	—	—	22,509	—	—	—	22,509
Investment Company	5,912	—	—	—	—	—	5,912

Absolute Return Bond
Asset Backed	—	—	6,524	—	—	—	6,524
Bank Loans	—	—	4,505	—	—	—	4,505
Corporate Bond	—	—	21,862	—	—	—	21,862
Foreign Government	—	—	195	—	—	—	195
Mortgage Backed	—	—	18,728	—	—	—	18,728
U.S. Government	—	—	6,895	—	—	—	6,895
Options Purchased	14	—	—	—	—	—	14
Investment Company	2,787	—	—	—	—	—	2,787

Annual Report 111

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Floating Rate
Asset Backed	—	—	$ 9,988	—	—	—	$ 9,988
Bank Loans	—	—	126,885	—	—	—	126,885
Corporate Bond	—	—	12,261	—	—	—	12,261
Mortgage Backed	—	—	1,990	—	—	—	1,990
Investment Company	$ 9,509	—	—	—	—	—	9,509

High Income
Bank Loans	—	—	2,243	—	—	—	2,243
Corporate Bonds	—	—	533,637	—	—	—	533,637
Mortgage Backed	—	—	6,363	—	—	—	6,363
Preferred Stock	8,281	—	—	—	—	—	8,281
Real Estate Investment Trusts	5,596	—	—	—	—	—	5,596
Investment Company	56,858	—	—	—	—	—	56,858

California Municipal Income
Municipal	—	—	44,761	—	—	—	44,761
Investment Company	1,520	—	—	—	—	—	1,520

Global Low Duration
Asset Backed	—	—	14,413	—	—	—	14,413
Bank Loans	—	—	2,247	—	—	—	2,247
Corporate Bond	—	—	67,900	—	—	—	67,900
Foreign Government	—	—	5,361	—	—	—	5,361
Mortgage Backed	—	—	6,977	—	—	—	6,977
Municipal	—	—	252	—	—	—	252
U.S. Government	—	—	29,650	—	—	—	29,650
Options Purchased	5	—	—	—	—	—	5
Investment Company	1,959	—	—	—	—	—	1,959

Global Fixed Income
Corporate Bond	—	—	30,501	—	—	—	30,501
Foreign Government	—	—	30,387	—	—	—	30,387
Mortgage Backed	—	—	496	—	—	—	496
U.S. Government	—	—	7,511	—	—	—	7,511
Investment Company	12,113	—	—	—	—	—	12,113

112 Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Emerging Markets Bond
Corporate Bond	—	—	$293,147	—	—	—	$293,147
Foreign Government	—	—	644,979	—	—	—	644,979
Investment Company	$ 29,165	—	—	—	—	—	29,165

Emerging Markets Local Bond
Corporate Bond	—	—	20,570	—	—	—	20,570
Foreign Government	—	—	98,447	—	—	—	98,447
Investment Company	6,911	—	—	—	—	—	6,911

Emerging Markets Corporate Bond
Corporate Bond	—	—	32,279	—	—	—	32,279
Foreign Government	—	—	2,263	—	—	—	2,263
Investment Company	795	—	—	—	—	—	795

Equity Income
Common Stock	472,382	—	—	—	—	—	472,382
Master Limited Partnership	14,639	—	—	—	—	—	14,639
Preferred Stock	26,598	—	—	—	—	—	26,598
Real Estate Investment Trust	45,246	—	—	—	—	—	45,246
Investment Company	4,212	—	—	—	—	—	4,212

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$128	$(187)	—	—	$ (59)

Low Duration
Forward currency contracts	—	—	173	(84)	—	—	89
Futures	$41	—	—	—	—	—	41
Swaps	—	—	—	(146)	—	—	(146)

U.S Government
Futures	—	(40)	—	—	—	—	(40)

GNMA
Futures	21	—	—	—	—	—	21

Annual Report 113

Notes to Financial Statements continued

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Core Bond
Forward currency contracts	—	—	$561	$ (560)	—	—	$ 1
Futures	$334	$ (52)	—	—	—	—	282

Corporate Bond
Forward currency contracts	—	—	25	(11)	—	—	14
Futures	33	(29)	—	—	—	—	4

Strategic Income
Forward currency contracts	—	—	136	(121)	—	—	15
Futures	72	(10)	—	—	—	—	62

Absolute Return Bond
Forward currency contracts	—	—	51	(51)	—	—	—
Futures	13	(24)	—	—	—	—	(11)

High Income
Forward currency contracts	—	—	347	(379)	—	—	(32)
Futures	—	(179)	—	—	—	—	(179)

Global Low Duration
Forward currency contracts	—	—	103	(50)	—	—	53
Futures	4	(40)	—	—	—	—	(36)
Swaps	—	—	—	(26)	—	—	(26)

Global Fixed Income
Forward currency contracts	—	—	477	(395)	—	—	82
Futures	88	(53)	—	—	—	—	35

Emerging Markets Bond
Forward currency contracts	—	—	270	(1,269)	—	—	(999)

Emerging Markets Local Bond
Forward currency contracts	—	—	6	(203)	—	—	(197)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	5	(30)	—	—	(25)

1	Other financial instruments are swaps, futures contracts and forward currency contracts. Futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and swaps are valued at market value.

114 Payden Mutual Funds

 5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2015, primarily attributable to foreign currency gains/losses and mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Cash Reserves Money Market	$3	$(3)	—
Limited Maturity	(665)	665	—
Low Duration	(156)	156	—
U.S. Government	823	(823)	—
GNMA	6,022	(6,022)	—
Core Bond	2,830	(2,830)	—
Corporate Bond	(48)	48	—
Strategic Income	29	(29)	—
Absolute Return Bond	117	(117)	—
Floating Rate	(1)	1	—
High Income	75	(75)	—
Global Low Duration	$(1,287)	$1,287	—

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Global Fixed Income	139	(139)	—
Emerging Markets Bond	1,670	(1,670)	—
Emerging Markets Local Bond	(7,842)	25,430	$(17,588)
Emerging Markets Corporate Bond	(3)	3	—
Equity Income	400	(395)	(5)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2015: Cash Reserves Money Market ($1), Limited Maturity ($1,544), Global Low Duration ($1,140) and Global Fixed Income ($384).

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2015 the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Expires 2016	Expires 2017	Expires 2018	Expires 2019	Unlimited*	Total
Limited Maturity	$1,248	$2,201	$287	$527	—	$4,263
U.S. Government	—	—	—	—	$3,615	3,615
GNMA	—	—	—	—	32,377	32,377
Strategic Income	—	—	—	—	198	198
Absolute Return Bond	—	—	—	—	370	370
Floating Rate	—	—	—	—	1,525	1,525
High Income	—	—	—	—	20,856	20,856
Global Low Duration	—	—	914	—	—	914
Emerging Markets Bond	—	—	—	—	29,161	29,161
Emerging Markets Local Bond	—	—	—	—	18,439	18,439
Emerging Markets Corporate Bond	—	—	—	—	565	565
Equity Income	—	—	—	—	1,922	1,922

* Post-enactment carryforward losses.

Annual Report 115

Notes to Financial Statements continued

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2014				2015

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$50	—	$2	—	$40	—	—
Limited Maturity	—	2,444	—	—	—	1,596	—	$1,266
Low Duration	—	10,925	—	—	—	9,749	$3,365	207
U.S. Government	—	1,863	—	—	—	1,857	—	—
GNMA	—	14,006	—	—	—	10,508	—	—
Core Bond	—	17,331	$4,552	—	—	17,673	3,700	—
Corporate Bond	—	2,423	942	—	—	3,135	763	—
Strategic Income	—	772	—	—	—	2,777	138	143
Absolute Return Bond	—	—	—	—	—	895	—	—
Floating Rate	—	3954	—	—	—	6,026	—	—
High Income	—	45,372	24,079	—	—	37,945	24,349	—
California Municipal Income	$1,001	—	246	—	$974	25	317	—
Global Low Duration	—	1,577	—	—	—	202	—	1,293
Global Fixed Income	—	925	—	133	—	837	406	—
Emerging Markets Bond	—	38,308	3,086	6,434	—	46,244	—	—
Emerging Markets Local Bond	—	—	—	11,302	—	—	—	7,673
Emerging Markets Corporate Bond	—	1,847	—	—	—	2,430	22	—
Equity Income	—	5,312	2,144	—	—	17,584	11,862	—

At October 31, 2015, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$392,409	—	—	—
Limited Maturity	427,401	$432	$(3,993)	$(3,561)
Low Duration	839,194	2,332	(8,295)	(5,963)
U.S. Government	142,321	735	(237)	498
GNMA	413,123	10,021	(921)	9,100
Core Bond	789,220	9,306	(8,018)	1,288
Corporate Bond	70,542	1,283	(641)	642
Strategic Income	167,752	1,065	(1,741)	(676)
Absolute Return Bond	61,616	245	(351)	(106)
Floating Rate	161,854	327	(1,548)	(1,221)
High Income	615,112	14,955	(17,089)	(2,134)
California Municipal Income	44,636	1,690	(45)	1,645
Global Low Duration	130,315	347	(1,898)	(1,551)
Global Fixed Income	82,962	1,372	(3,326)	(1,954)
Emerging Markets Bond	1,007,624	15,023	(55,356)	(40,333)
Emerging Markets Local Bond	153,052	1,496	(28,620)	(27,124)
Emerging Markets Corporate Bond	36,046	441	(1,150)	(709)
Equity Income	518,800	56,741	(12,464)	44,277

116 Payden Mutual Funds

At October 31, 2015, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$ 4	—	—	$ (2)	—	$ 2
Limited Maturity	—	—	$ (4,263)	(9)	$ (3,561)	(7,833)
Low Duration	—	—	—	(99)	(5,984)	(6,083)
U.S. Government	2	—	(3,615)	(6)	498	(3,121)
GNMA	128	—	(32,377)	(64)	9,100	(23,213)
Core Bond	934	$370	—	—	1,238	2,542
Corporate Bond	355	509	—	—	642	1,506
Strategic Income	—	—	(198)	—	(687)	(885)
Absolute Return Bond	88	—	(370)	—	(100)	(382)
Floating Rate	96	—	(1,525)	—	(1,221)	(2,650)
High Income	172	—	(20,856)	—	(2,155)	(22,839)
California Municipal Income	17	548	—	(21)	1,645	2,189
Global Low Duration	—	—	(914)	—	(1,555)	(2,469)
Global Fixed Income	—	927	—	—	(1,959)	(1,032)
Emerging Markets Bond	2,370	—	(29,161)	—	(40,648)	(67,439)
Emerging Markets Local Bond	—	—	(18,439)	—	(27,273)	(45,712)
Emerging Markets Corporate Bond	18	—	(565)	—	(717)	(1,264)
Equity Income	1,352	—	(1,922)	—	44,277	43,707

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends ($000s)	Exempt Interest Dividends Per Share
California Municipal Income	974	0.23

7. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Annual Report 117

Financial Highlights

For the share outstanding for the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2015	2014		2013		2012		2011
Net asset value — beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00

Income from investment activities:
Net investment income	0.00 (1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00 (1)	0.00	(1)	0.00	(1)	0.00	(1)	0.00	(1)

Total from investment activities	0.00	0.00		0.00		0.00		0.00

Distributions to shareholders:
From net investment income	0.00 (1)	0.00	(1)	0.00	(1)	(0.00	)(1)	(0.00	)(1)
Return of capital	—	0.00	(1)	0.00	(1)	—		—

Total distributions to shareholders	0.00	0.00		0.00		0.00		0.00

Net asset value — end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total return	0.01%	0.01%		0.02%		0.02%		0.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$392,391	$490,666		$498,417		$525,480		$746,719
Ratio of gross expense to average net assets	0.39%	0.37%		0.37%		0.38%		0.37%
Ratio of net expense to average net assets	0.09%	0.08%		0.10%		0.15%		0.14%
Ratio of investment income less gross expenses to average net assets	(0.29)%	(0.28)%		(0.26)%		(0.21)%		(0.20)%
Ratio of net investment income to average net assets	0.01%	0.01%		0.01%		0.02%		0.02%
Portfolio turnover rate	n/a	n/a		n/a		n/a		n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2015	2014		2013		2012		2011
Net asset value — beginning of period	$9.47	$9.47		$9.48		$9.39		$9.45

Income (loss) from investment activities:
Net investment income	0.06	0.07		0.05		0.06		0.08
Net realized and unrealized gains (losses)	(0.04)	(0.00	)(1)	(0.00	)(1)	0.10		(0.05)

Total from investment activities	0.02	0.07		0.05		0.16		0.03

Distributions to shareholders:
From net investment income	(0.04)	(0.07)		(0.04)		(0.07)		(0.09)
Return of capital	(0.03)	—		(0.02)		—		—

Total distributions to shareholders	(0.07)	(0.07)		(0.06)		(0.07)		(0.09)

Net asset value — end of period	$9.42	$9.47		$9.47		$9.48		$9.39

Total return	0.20%	0.78%		0.56%		1.66%		0.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$422,996	$318,671		$258,282		$242,013		$216,493
Ratio of gross expense to average net assets	0.57%	0.57%		0.55%		0.56%		0.57%
Ratio of net expense to average net assets	0.31%	0.35%		0.40%		0.50%		0.50%
Ratio of investment income less gross expenses to average net assets	0.31%	0.59%		0.44%		0.56%		0.72%
Ratio of net investment income to average net assets	0.57%	0.81%		0.59%		0.62%		0.79%
Portfolio turnover rate	39%	59%		124%		98%		75%

The Fund commenced operations on April 29, 1994.

(1)   Amount is less than $0.005

See notes to financial statements.

118 Payden Mutual Funds

	Payden Low Duration Fund
	2015		2014		2013		2012	2011
Net asset value — beginning of period	$10.15		$10.15		$10.23		$10.01	$10.23

Income (loss) from investment activities:
Net investment income	0.11		0.12		0.14		0.18	0.24
Net realized and unrealized gains (losses)	(0.06)		(0.00	)(1)	(0.07)		0.23	(0.20)

Total from investment activities	0.05		0.12		0.07		0.41	0.04

Distributions to shareholders:
From net investment income	(0.11)		(0.12)		(0.13)		(0.19)	(0.24)
From net realized gains	(0.04)				—		—	(0.02)
Return of capital	(0.00	)(1)	—		(0.02)		—	—

Total distributions to shareholders	(0.15)		(0.12)		(0.15)		(0.19)	(0.26)

Net asset value — end of period	$10.05		$10.15		$10.15		$10.23	$10.01

Total return	0.50%		1.14%		0.68%		4.13%	0.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$820,662		$833,205		$848,866		$541,809	$462,491
Ratio of gross expense to average net assets	0.57%		0.55%		0.55%		0.55%	0.56%
Ratio of net expense to average net assets	0.47%		0.48%		0.51%		0.54%	0.53%
Ratio of investment income less gross expenses to average net assets	1.02%		1.06%		1.22%		1.74%	2.34%
Ratio of net investment income to average net assets	1.12%		1.13%		1.26%		1.75%	2.37%
Portfolio turnover rate	31%		45%		90%		97%	74%
The Fund commenced operations on December 31, 1993.
	Payden U.S. Government Fund - Adviser Class
	2015		2014		2013		2012	2011
Net asset value — beginning of period	$10.68		$10.67		$10.99		$11.12	$11.30

Income (loss) from investment activities:
Net investment income	0.06	(2)	0.05	(2)	0.07		0.08	0.13
Net realized and unrealized gains (losses)	0.02		0.08		(0.18)		0.16	(0.06)

Total from investment activities	0.08		0.13		(0.11)		0.24	0.07

Distributions to shareholders:
From net investment income	(0.13)		(0.12)		(0.16)		(0.16)	(0.15)
From net realized gains	—		—		(0.05)		(0.21)	(0.10)
Return of capital	—		—		(0.00	)(1)	—	—

Total distributions to shareholders	(0.13)		(0.12)		(0.21)		(0.37)	(0.25)

Net asset value — end of period	$10.63		$10.68		$10.67		$10.99	$11.12

Total return	0.76%		1.27%		(1.01)%		2.16%	0.65%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,676		$385		$1,205		$860	$707
Ratio of gross expense to average net assets	0.84%		0.84%		0.84%		0.90%	0.89%
Ratio of net expense to average net assets	0.70%		0.70%		0.70%		0.86%	0.85%
Ratio of investment income less gross expenses to average net assets	0.44%		0.35%		0.42%		0.66%	1.10%
Ratio of net investment income to average net assets	0.59%		0.49%		0.56%		0.70%	1.14%
Portfolio turnover rate	32%		27%		43%		79%	76%

The Class commenced operations on November 2, 2009.

(1)  Amount is less than $0.005

(2)  Based on average shares outstanding.

See notes to financial statements.

Annual Report 119

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden U.S. Government Fund - Investor Class
	2015	2014	2013		2012	2011
Net asset value — beginning of period	$10.68	$10.67	$10.98		$11.12	$11.29

Income (loss) from investment activities:
Net investment income	0.09 (1)	0.08 (1)	0.08		0.12	0.15
Net realized and unrealized gains (losses)	0.02	0.08	(0.15)		0.13	(0.04)

Total from investment activities	0.11	0.16	(0.07)		0.25	0.11

Distributions to shareholders:
From net investment income	(0.16)	(0.15)	(0.19)		(0.18)	(0.18)
From net realized gains	—	—	(0.05)		(0.21)	(0.10)
Return of capital	—	—	(0.00	)(2)	—	—

Total distributions to shareholders	(0.16)	(0.15)	(0.24)		(0.39)	(0.28)

Net asset value — end of period	$10.63	$10.68	$10.67		$10.98	$11.12

Total return	1.01%	1.52%	(0.67)%		2.32%	(0.99)%

Ratios/supplemental data:
Net assets, end of period (000s)	$133,420	$130,508	$130,624		$110,026	$63,988
Ratio of gross expense to average net assets	0.59%	0.59%	0.58%		0.64%	0.63%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%		0.61%	0.60%
Ratio of investment income less gross expenses to average net assets	0.69%	0.60%	0.66%		0.90%	1.41%
Ratio of net investment income to average net assets	0.82%	0.74%	0.79%		0.93%	1.44%
Portfolio turnover rate	32%	27%	43%		79%	76%
The Fund commenced operations on January 3, 1995.
	Payden GNMA Fund - Adviser Class
	2015	2014	2013		2012	2011
Net asset value — beginning of period	$9.94	$10.00	$10.80		$10.66	$10.56

Income (loss) from investment activities:
Net investment income	0.13	0.11	0.03		0.14	0.27
Net realized and unrealized gains (losses)	0.05	0.22	(0.25)		0.33	0.30

Total from investment activities	0.18	0.33	(0.22)		0.47	0.57

Distributions to shareholders:
From net investment income	(0.34)	(0.39)	(0.34)		(0.33)	(0.42)
From net realized gains	—	—	(0.24)		—	(0.05)

Total distributions to shareholders	(0.34)	(0.39)	(0.58)		(0.33)	(0.47)

Net asset value — end of period	$9.78	$9.94	$10.00		$10.80	$10.66

Total return	1.80%	3.43%	(1.96)%		4.41%	5.73%

Ratios/supplemental data:
Net assets, end of period (000s)	$23,335	$23,876	$30,450		$81,860	$52,700
Ratio of gross expense to average net assets	0.92%	0.85%	0.93%		0.88%	0.86%
Ratio of net expense to average net assets	0.75%	0.75%	0.75%		0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	1.11%	1.33%	1.13%		1.24%	1.92%
Ratio of net investment income to average net assets	1.29%	1.44%	1.31%		1.37%	2.03%
Portfolio turnover rate	15%	12%	19%		27%	23%

The Class commenced operations on November 2, 2009.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005

See notes to financial statements.

120 Payden Mutual Funds

	Payden GNMA Fund - Investor Class
	2015	2014	2013		2012		2011
Net asset value — beginning of period	$9.95	$10.00	$10.80		$10.67		$10.56

Income (loss) from investment activities:
Net investment income	0.14	0.15	0.05		0.17		0.26
Net realized and unrealized gains (losses)	0.06	0.22	(0.24)		0.32		0.35

Total from investment activities	0.20	0.37	(0.19)		0.49		0.61

Distributions to shareholders:
From net investment income	(0.36)	(0.42)	(0.37)		(0.36)		(0.45)
From net realized gains	—	—	(0.24)		—		(0.05)

Total distributions to shareholders	(0.36)	(0.42)	(0.61)		(0.36)		(0.50)

Net asset value — end of period	$9.79	$9.95	$10.00		$10.80		$10.67

Total return	2.06%	3.79%	(1.80)%		4.77%		5.99%

Ratios/supplemental data:
Net assets, end of period (000s)	$255,273	$281,473	$371,593		$886,109		$776,547
Ratio of gross expense to average net assets	0.67%	0.61%	0.68%		0.63%		0.62%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%		0.50%		0.50%
Ratio of investment income less gross expenses to average net assets	1.36%	1.58%	1.38%		1.50%		2.17%
Ratio of net investment income to average net assets	1.53%	1.68%	1.56%		1.63%		2.29%
Portfolio turnover rate	15%	12%	19%		27%		23%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Adviser Class
	2015	2014	2013		2012		2011
Net asset value — beginning of period	$10.80	$10.65	$11.04		$10.52		$10.66

Income (loss) from investment activities:
Net investment income	0.23 (1)	0.26 (1)	0.26	(1)	0.91		0.36
Net realized and unrealized gains (losses)	(0.07)	0.27	(0.31)		—		(0.13)

Total from investment activities	0.16	0.53	(0.05)		0.91		0.23

Distributions to shareholders:
From net investment income	(0.26)	(0.29)	(0.33)		(0.39)		(0.37)
From net realized gains	(0.08)	(0.09)	(0.01)		—		—

Total distributions to shareholders	(0.34)	(0.38)	(0.34)		(0.39)		(0.37)

Net asset value — end of period	$10.62	$10.80	$10.65		$11.04		$10.52

Total return	1.49%	5.06%	(0.54)%		8.81%		2.30%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,314	$5,457	$321		$356		$39,848
Ratio of gross expense to average net assets	0.79%	0.78%	0.78%		0.77%		0.78%
Ratio of net expense to average net assets	0.79%	0.78%	0.78%		0.77%		0.78%
Ratio of investment income less gross expenses to average net assets	2.05%	2.40%	2.41%		3.00%		3.43%
Ratio of net investment income to average net assets	2.05%	2.40%	2.41%		3.00%		3.43%
Portfolio turnover rate	31%	49%	511	%(2)	464	%(3)	118%

The Class commenced operations on November 2, 2009.

(1)  Based on average shares outstanding.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%. (3)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

See notes to financial statements.

Annual Report 121

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Core Bond Fund - Investor Class
	2015	2014	2013		2012		2011
Net asset value — beginning of period	$10.82	$10.67	$11.06		$10.54		$10.68

Income (loss) from investment activities:
Net investment income	0.25 (1)	0.28 (1)	0.29	(1)	0.33		0.38
Net realized and unrealized gains (losses)	(0.07)	0.28	(0.32)		0.60		(0.13)

Total from investment activities	0.18	0.56	(0.03)		0.93		0.25

Distributions to shareholders:
From net investment income	(0.28)	(0.32)	(0.35)		(0.41)		(0.39)
From net realized gains	(0.08)	(0.09)	(0.01)		—		—

Total distributions to shareholders	(0.36)	(0.41)	(0.36)		(0.41)		(0.39)

Net asset value — end of period	$10.64	$10.82	$10.67		$11.06		$10.54

Total return	1.73%	5.34%	(0.28)%		9.06%		2.45%

Ratios/supplemental data:
Net assets, end of period (000s)	$660,835	$593,724	$587,658		$645,700		$580,774
Ratio of gross expense to average net assets	0.54%	0.53%	0.52%		0.53%		0.53%
Ratio of net expense to average net assets	0.54%	0.53%	0.52%		0.53%		0.53%
Ratio of investment income less gross expenses to average net assets	2.30%	2.65%	2.66%		3.13%		3.64%
Ratio of net investment income to average net assets	2.30%	2.65%	2.66%		3.13%		3.64%
Portfolio turnover rate	31%	49%	511	%(2)	464	%(3)	118%
The Fund commenced operations on December 31, 1993.
	Payden Corporate Bond Fund
	2015	2014	2013		2012		2011
Net asset value — beginning of period	$11.37	$11.05	$11.60		$11.33		$11.85

Income (loss) from investment activities:
Net investment income	0.35	0.39	0.38		0.45		0.51
Net realized and unrealized gains (losses)	(0.11)	0.50	(0.36)		0.75		(0.12)

Total from investment activities	0.24	0.89	0.02		1.20		0.39

Distributions to shareholders:
From net investment income	(0.34)	(0.41)	(0.37)		(0.45)		(0.51)
From net realized gains	(0.30)	(0.16)	(0.20)		(0.48)		(0.40)

Total distributions to shareholders	(0.64)	(0.57)	(0.57)		(0.93)		(0.91)

Net asset value — end of period	$10.97	$11.37	$11.05		$11.60		$11.33

Total return	2.26%	8.31%	0.17%		11.39%		3.71%

Ratios/supplemental data:
Net assets, end of period (000s)	$71,542	$69,646	$66,279		$43,259		$38,559
Ratio of gross expense to average net assets	0.78%	0.79%	0.82%		0.91%		0.96%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%		0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	3.08%	3.42%	3.29%		3.77%		4.21%
Ratio of net investment income to average net assets	3.21%	3.56%	3.46%		4.03%		4.52%
Portfolio turnover rate	112%	104%	273	%(4)	487	%(5)	87%

The Fund commenced operations on March 12, 2009.

(1)  Based on average shares outstanding.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(3)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

(4)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 123%.

(5)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 56%.

See notes to financial statements.

122 Payden Mutual Funds

	Payden Strategic Income Fund — Adviser Class
	2015	2014
Net asset value — beginning of period	$9.98	$10.00

Income from investment activities:
Net investment income	0.18	0.08
Net realized and unrealized gains (losses)	— (1)	(0.01)

Total from investment activities	0.18	0.07

Distributions to shareholders:
From net investment income	(0.19)	(0.09)
From net realized gains	(0.02)	—
Return of capital	(0.01)	—

Total distributions to shareholders	(0.22)	(0.09)

Net asset value — end of period	$9.94	$9.98

Total return	1.83%	0.73	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$6,797	$2,932
Ratio of gross expense to average net assets	1.16%	1.40	%(3)
Ratio of net expense to average net assets	1.05%	1.05	%(3)
Ratio of investment income less gross expenses to average net assets	1.81%	1.89	%(3)
Ratio of net investment income to average net assets	1.92%	2.19	%(3)
Portfolio turnover rate	30%	17	%(2)
The Fund commenced operations on May 8, 2014.
	Payden Strategic Income Fund — Investor Class
	2015	2014
Net asset value — beginning of period	$10.00	$10.00

Income from investment activities:
Net investment income	0.22	0.09
Net realized and unrealized gains (losses)	(0.01)	(0.00	)(1)

Total from investment activities	0.21	0.09

Distributions to shareholders:
From net investment income	(0.22)	(0.09)
From net realized gains	(0.02)	—
Return of capital	(0.01)	—

Total distributions to shareholders	(0.25)	(0.09)

Net asset value — end of period	$9.96	$10.00

Total return	2.08%	0.94	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$108,789	$55,453
Ratio of gross expense to average net assets	0.90%	1.20	%(3)
Ratio of net expense to average net assets	0.80%	0.80	%(3)
Ratio of investment income less gross expenses to average net assets	2.06%	1.79	%(3)
Ratio of net investment income to average net assets	2.17%	2.19	%(3)
Portfolio turnover rate	30%	17	%(2)
The Fund commenced operations on May 8, 2014.

(1)  Amount is less than $0.005

(2)  Not annualized

(3)  Annualized

See notes to financial statements.

Annual Report 123

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Strategic Income Fund — SI Class
	2015		2014
Net asset value — beginning of period	$9.99		$10.00

Income from investment activities:
Net investment income	0.23		0.09
Net realized and unrealized gains (losses)	0.00		(0.00	)(1)

Total from investment activities	0.23		0.09

Distributions to shareholders:
From net investment income	(0.23)		(0.10)
From net realized gains	(0.02)		—
Return of capital	(0.01)		—

Total distributions to shareholders	(0.26)		(0.10)

Net asset value — end of period	$9.96		$9.99

Total return	2.32%		0.93	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$37,766		$32,682
Ratio of gross expense to average net assets	0.90%		1.17	%(3)
Ratio of net expense to average net assets	0.65%		0.65	%(3)
Ratio of investment income less gross expenses to average net assets	2.06%		1.87	%(3)
Ratio of net investment income to average net assets	2.31%		2.39	%(3)
Portfolio turnover rate	30%		17	%(2)
The Fund commenced operations on May 8, 2014.
	Payden Absolute Return Bond Fund — Advisor Class
	2015
Net asset value — beginning of period	$10.00

Income (loss) from investment activities:
Net investment income	0.16	(4)
Net realized and unrealized losses	(0.07)

Total from investment activities	0.09

Distributions to shareholders:
From net investment income	(0.16)

Net asset value — end of period	$9.93

Total return	0.86%

Ratios/supplemental data:
Net assets, end of period (000s)	$36
Ratio of gross expense to average net assets	1.42	%(3)
Ratio of net expense to average net assets	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	1.20	%(3)
Ratio of net investment income to average net assets	1.67	%(3)
Portfolio turnover rate	64	%(2)
The Fund commenced operations on November 6, 2014.

(1)  Amount is less than $0.005

(2)  Not annualized

(3)  Annualized

(4)  Based on average shares outstanding.

See notes to financial statements.

124 Payden Mutual Funds

	Payden Absolute Return Bond Fund — Investor Class
	2015
Net asset value — beginning of period	$10.00

Income (loss) from investment activities:
Net investment income	0.17	(1)
Net realized and unrealized losses	(0.07)

Total from investment activities	0.10

Distributions to shareholders:
From net investment income	(0.18)

Total distributions to shareholders	(0.18)

Net asset value — end of period	$9.92

Total return	0.97%

Ratios/supplemental data:
Net assets, end of period (000s)	$42,121
Ratio of gross expense to average net assets	1.17	%(2)
Ratio of net expense to average net assets	0.70	%(2)
Ratio of investment income less gross expenses to average net assets	1.45	%(2)
Ratio of net investment income to average net assets	1.92	%(2)
Portfolio turnover rate	64	%(3)
The Fund commenced operations on November 6, 2014.
	Payden Absolute Return Bond Fund — SI Class
	2015
Net asset value — beginning of period	$10.00

Income (loss) from investment activities:
Net investment income	0.19	(1)
Net realized and unrealized losses	(0.07)

Total from investment activities	0.12

Distributions to shareholders:
From net investment income	(0.19)

Total distributions to shareholders	(0.19)

Net asset value — end of period	$9.93

Total return	1.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$18,830
Ratio of gross expense to average net assets	1.17	%(2)
Ratio of net expense to average net assets	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	1.32	%(2)
Ratio of net investment income to average net assets	1.94	%(2)
Portfolio turnover rate	64	%(3)
The Fund commenced operations on November 6, 2014.

(1)  Based on average shares outstanding.

(2)  Annualized

(3)  Not annualized

See notes to financial statements.

Annual Report 125

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Floating Rate Fund — Adviser Class
	2015	2014
Net asset value — beginning of period	$9.97	$10.00

Income from investment activities:
Net investment income	0.27	0.24
Net realized and unrealized gains (losses)	(0.03)	(0.03)

Total from investment activities	0.24	0.21

Distributions to shareholders:
From net investment income	(0.28)	(0.24)
From net realized gains	(0.03)	—

Total distributions to shareholders	(0.31)	(0.24)

Net asset value — end of period	$9.90	$9.97

Total return	2.48%	2.15	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$128	$40
Ratio of gross expense to average net assets	1.09%	1.14	%(2)
Ratio of net expense to average net assets	1.00%	0.99	%(2)
Ratio of investment income less gross expenses to average net assets	2.75%	2.77	%(2)
Ratio of net investment income to average net assets	2.84%	2.92	%(2)
Portfolio turnover rate	39%	18	%(1)
The Class commenced operations on November 11, 2013.
	Payden Floating Rate Fund — Investor Class
	2015	2014
Net asset value — beginning of period	$9.97	$10.00

Income from investment activities:
Net investment income	0.32	0.27
Net realized and unrealized gains (losses)	(0.06)	(0.03)

Total from investment activities	0.26	0.24

Distributions to shareholders:
From net investment income	(0.31)	(0.27)
From net realized gains	(0.03)	—

Total distributions to shareholders	(0.34)	(0.27)

Net asset value — end of period	$9.89	$9.97

Total return	2.64%	2.39	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$42,478	$46,586
Ratio of gross expense to average net assets	0.84%	0.90	%(2)
Ratio of net expense to average net assets	0.75%	0.75	%(2)
Ratio of investment income less gross expenses to average net assets	3.00%	3.03	%(2)
Ratio of net investment income to average net assets	3.09%	3.17	%(2)
Portfolio turnover rate	39%	18	%(1)
The Fund commenced operations on November 11, 2013.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

126 Payden Mutual Funds

	Payden Floating Rate Fund — SI Class
	2015	2014
Net asset value — beginning of period	$9.98	$10.00

Income from investment activities:
Net investment income	0.32	0.28
Net realized and unrealized gains (losses)	(0.05)	(0.02)

Total from investment activities	0.27	0.26

Distributions to shareholders:
From net investment income	(0.32)	(0.28)
From net realized gains	(0.03)	—

Total distributions to shareholders	(0.35)	(0.28)

Net asset value — end of period	$9.90	$9.98

Total return	2.74%	2.59	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$124,006	$119,799
Ratio of gross expense to average net assets	0.84%	0.89	%(2)
Ratio of net expense to average net assets	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.01%	2.93	%(2)
Ratio of net investment income to average net assets	3.20%	3.18	%(2)
Portfolio turnover rate	39%	18	%(1)
The Fund commenced operations on November 11, 2013.

	Payden High Income Fund - Adviser Class
	2015	2014		2013	2012	2011
Net asset value — beginning of period	$7.08	$7.28		$7.29	$7.05	$7.32

Income (loss) from investment activities:
Net investment income	0.31	0.39		0.46	0.46	0.49
Net realized and unrealized gains (losses)	(0.37)	(0.01)		(0.06)	0.37	(0.24)

Total from investment activities	(0.06)	0.38		0.40	0.83	0.25

Distributions to shareholders:
From net investment income	(0.34)	(0.38)		(0.41)	(0.48)	(0.51)
From net realized gains	(0.26)	(0.20)		—	(0.09)	(0.01)
Return of capital	—	—		—	(0.02)	—

Total distributions to shareholders	(0.60)	(0.58)		(0.41)	(0.59)	(0.52)

Net asset value — end of period	$6.42	$7.08		$7.28	$7.29	$7.05

Total return	(0.76)%	5.45%		5.56%	12.38%	3.51%

Ratios/supplemental data:
Net assets, end of period (000s)	$19,879	$3,968		$4,884	$5,974	$4,492
Ratio of gross expense to average net assets	0.92%	0.91%		0.91%	0.89%	0.92%
Ratio of net expense to average net assets	0.92%	0.91%		0.91%	0.89%	0.92%
Ratio of investment income less gross expenses to average net assets	4.98%	5.29%		5.79%	6.41%	6.93%
Ratio of net investment income to average net assets	4.98%	5.29%		5.79%	6.41%	6.93%
Portfolio turnover rate	32%	42%		25%	24%	38%
The Class commenced operations on November 2, 2009. (1) Not annualized (2) Annualized

See notes to financial statements.

Annual Report 127

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden High Income Fund - Investor Class
	2015	2014		2013	2012	2011
Net asset value — beginning of period	$7.08	$7.28		$7.29	$7.05	$7.31

Income (loss) from investment activities:
Net investment income	0.36	0.40		0.44	0.48	0.52
Net realized and unrealized gains (losses)	(0.42)	(0.00	)(1)	(0.03)	0.37	(0.24)

Total from investment activities	(0.06)	0.40		0.41	0.85	0.28

Distributions to shareholders:
From net investment income	(0.36)	(0.40)		(0.42)	(0.49)	(0.53)
From net realized gains	(0.26)	(0.20)		—	(0.09)	(0.01)
Return of capital	—	—		—	(0.03)	—

Total distributions to shareholders	(0.62)	(0.60)		(0.42)	(0.61)	(0.54)

Proceeds from redemption fees	—	—		—	—	0.00 (1)

Net asset value — end of period	$6.40	$7.08		$7.28	$7.29	$7.05

Total return	(0.79)%	5.75%		5.82%	12.69%	3.89%

Ratios/supplemental data:
Net assets, end of period (000s)	$603,937	$734,666		$892,360	$1,123,179	$1,024,553
Ratio of gross expense to average net assets	0.67%	0.66%		0.66%	0.64%	0.66%
Ratio of net expense to average net assets	0.67%	0.66%		0.66%	0.64%	0.66%
Ratio of investment income less gross expenses to average net assets	5.29%	5.54%		6.05%	6.70%	7.20%
Ratio of net investment income to average net assets	5.29%	5.54%		6.05%	6.70%	7.20%
Portfolio turnover rate	32%	42%		25%	24%	38%
The Fund commenced operations on December 30, 1997.

	Payden California Municipal Income Fund
	2015	2014		2013	2012	2011
Net asset value — beginning of period	$10.50	$10.27		$10.63	$10.11	$10.36

Income (loss) from investment activities:
Net investment income	0.23	0.24		0.25	0.26	0.28
Net realized and unrealized gains (losses)	(0.03)	0.29		(0.24)	0.52	(0.05)

Total from investment activities	0.20	0.53		0.01	0.78	0.23

Distributions to shareholders:
From net investment income	(0.23)	(0.24)		(0.25)	(0.26)	(0.28)
From net realized gains	(0.08)	(0.06)		(0.12)	—	(0.20)

Total distributions to shareholders	(0.31)	(0.30)		(0.37)	(0.26)	(0.48)

Net asset value — end of period	$10.39	$10.50		$10.27	$10.63	$10.11

Total return	1.87%	5.27%		0.02%	7.73%	2.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$45,938	$46,729		$43,305	$49,811	$44,265
Ratio of gross expense to average net assets	0.70%	0.70%		0.66%	0.67%	0.67%
Ratio of net expense to average net assets	0.55%	0.55%		0.55%	0.56%	0.55%
Ratio of investment income less gross expenses to average net assets	2.03%	2.18%		2.26%	2.32%	2.64%
Ratio of net investment income to average net assets	2.17%	2.33%		2.37%	2.43%	2.76%
Portfolio turnover rate	45%	48%		24%	25%	30%
The Fund commenced operations on December 17, 1998. (1) Amount is less than $0.005

See notes to financial statements.

128 Payden Mutual Funds

	Payden Global Low Duration Fund
	2015	2014	2013	2012	2011
Net asset value — beginning of period	$10.10	$10.08	$10.10	$9.88	$10.16

Income (loss) from investment activities:
Net investment income	0.12	0.12	0.14	0.21	0.19
Net realized and unrealized gains (losses)	(0.09)	0.02	(0.02)	0.33	(0.20)

Total from investment activities	0.03	0.14	0.12	0.54	(0.01)

Distributions to shareholders:
From net investment income	(0.02)	(0.12)	(0.13)	(0.32)	(0.27)
Return of capital	(0.10)	—	(0.01)	—	—

Total distributions to shareholders	(0.12)	(0.12)	(0.14)	(0.32)	(0.27)

Net asset value — end of period	$10.01	$10.10	$10.08	$10.10	$9.88

Total return	0.32%	1.43%	1.19%	5.59%	(0.10)%

Ratios/supplemental data:
Net assets, end of period (000s)	$130,344	$139,965	$113,046	$70,544	$73,021
Ratio of gross expense to average net assets	0.69%	0.69%	0.71%	0.76%	0.70%
Ratio of net expense to average net assets	0.55%	0.55%	0.60%	0.71%	0.70%
Ratio of investment income less gross expenses to average net assets	1.05%	1.11%	1.29%	2.00%	2.04%
Ratio of net investment income to average net assets	1.18%	1.25%	1.41%	2.05%	2.04%
Portfolio turnover rate	35%	54%	84%	79%	142%
The Fund commenced operations on September 18, 1996.

	Payden Global Fixed Income Fund
	2015	2014	2013	2012	2011
Net asset value — beginning of period	$8.84	$8.53	$8.70	$8.71	$9.02

Income (loss) from investment activities:
Net investment income	0.15	0.21	0.25	0.45	0.36
Net realized and unrealized gains (losses)	0.05	0.31	(0.19)	0.25	(0.30)

Total from investment activities	0.20	0.52	0.06	0.70	0.06

Distributions to shareholders:
From net investment income	(0.17)	(0.18)	(0.08)	(0.71)	(0.37)
Return of capital	—	(0.03)	(0.15)	—	—

Total distributions to shareholders	(0.17)	(0.21)	(0.23)	(0.71)	(0.37)

Net asset value — end of period	$8.87	$8.84	$8.53	$8.70	$8.71

Total return	2.27%	6.20%	0.69%	8.54%	0.71%

Ratios/supplemental data:
Net assets, end of period (000s)	$80,293	$50,679	$39,921	$48,221	$66,592
Ratio of gross expense to average net assets	0.81%	0.90%	0.94%	0.92%	0.84%
Ratio of net expense to average net assets	0.66%	0.70%	0.71%	0.72%	0.70%
Ratio of investment income less gross expenses to average net assets	1.63%	2.30%	2.57%	3.45%	3.91%
Ratio of net investment income to average net assets	1.78%	2.50%	2.81%	3.65%	4.05%
Portfolio turnover rate	44%	55%	75%	100%	82%
The Fund commenced operations on September 1, 1992.

See notes to financial statements.

Annual Report 129

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Bond Fund - Adviser Class
	2015	2014	2013	2012	2011
Net asset value — beginning of period	$14.14	$13.90	$15.45	$14.45	$14.87

Income (loss) from investment activities:
Net investment income	0.63	0.70	0.76	0.78	0.78
Net realized and unrealized gains (losses)	(1.04)	0.29	(1.27)	1.33	(0.39)

Total from investment activities	(0.41)	0.99	(0.51)	2.11	0.39

Distributions to shareholders:
From net investment income	(0.63)	(0.60)	(0.79)	(0.82)	(0.80)
From net realized gains	—	(0.05)	(0.25)	(0.29)	(0.01)
Return of capital	—	(0.10)	—	—	—

Total distributions to shareholders	(0.63)	(0.75)	(1.04)	(1.11)	(0.81)

Net asset value — end of period	$13.10	$14.14	$13.90	$15.45	$14.45

Total return	(2.94)%	7.32%	(3.54)%	15.49%	2.77%

Ratios/supplemental data:
Net assets, end of period (000s)	$29,481	$21,754	$20,133	$27,784	$27,159
Ratio of gross expense to average net assets	1.01%	1.03%	1.01%	1.02%	1.09%
Ratio of net expense to average net assets	1.01%	1.03%	1.01%	1.02%	1.09%
Ratio of investment income less gross expenses to average net assets	4.73%	5.03%	5.14%	5.33%	5.80%
Ratio of net investment income to average net assets	4.73%	5.03%	5.14%	5.33%	5.80%
Portfolio turnover rate	54%	73%	95%	74%	85%
The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Bond Fund - Investor Class
	2015	2014	2013	2012	2011
Net asset value — beginning of period	$14.11	$13.88	$15.42	$14.42	$14.85

Income (loss) from investment activities:
Net investment income	0.67	0.75	0.79	0.82	0.86
Net realized and unrealized gains (losses)	(1.04)	0.26	(1.26)	1.33	(0.45)

Total from investment activities	(0.37)	1.01	(0.47)	2.15	0.41

Distributions to shareholders:
From net investment income	(0.66)	(0.63)	(0.82)	(0.86)	(0.83)
From net realized gains	—	(0.05)	(0.25)	(0.29)	(0.01)
Return of capital	—	(0.10)	—	—	—

Total distributions to shareholders	(0.66)	(0.78)	(1.07)	(1.15)	(0.84)

Proceeds from redemption fees	—	—	—	—	0.00 (1)

Net asset value — end of period	$13.08	$14.11	$13.88	$15.42	$14.42

Total return	(2.65)%	7.53%	(3.25)%	15.80%	2.95%

Ratios/supplemental data:
Net assets, end of period (000s)	$416,408	$379,923	$463,873	$575,777	$620,106
Ratio of gross expense to average net assets	0.76%	0.78%	0.76%	0.78%	0.85%
Ratio of net expense to average net assets	0.76%	0.78%	0.76%	0.78%	0.85%
Ratio of investment income less gross expenses to average net assets	4.98%	5.29%	5.39%	5.62%	6.07%
Ratio of net investment income to average net assets	4.98%	5.29%	5.39%	5.62%	6.07%
Portfolio turnover rate	54%	73%	95%	74%	85%
The Fund commenced operations on December 17, 1998. (1) Amount is less than $0.005

See notes to financial statements.

130 Payden Mutual Funds

	Payden Emerging Markets Bond Fund - SI Class
	2015	2014	2013	2012
Net asset value — beginning of period	$14.10	$13.87	$15.42	$14.47

Income from investment activities:
Net investment income	0.68	0.74	0.81	0.44
Net realized and unrealized gains (losses)	(1.04)	0.28	(1.27)	0.99

Total from investment activities	(0.36)	1.02	(0.46)	1.43

Distributions to shareholders:
From net investment income	(0.67)	(0.64)	(0.84)	(0.48)
From net realized gains	—	(0.05)	(0.25)	—
Return of capital	—	(0.10)	—	—

Total distributions to shareholders	(0.67)	(0.79)	(1.09)	(0.48)

Net asset value — end of period	$13.07	$14.10	$13.87	$15.42

Total return	(2.58)%	7.64%	(3.23)%	10.04	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$518,220	$450,550	$399,432	$449,295
Ratio of gross expense to average net assets	0.76%	0.77%	0.76%	0.76	%(2)
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69	%(2)
Ratio of investment income less gross expenses to average net assets	4.98%	5.28%	5.40%	5.30	%(2)
Ratio of net investment income to average net assets	5.05%	5.35%	5.47%	5.37	%(2)
Portfolio turnover rate	54%	73%	95%	74%
The Class commenced operations on April 9, 2012.

	Payden Emerging Markets Local Bond Fund - Adviser Class
	2015	2014	2013	2012
Net asset value — beginning of period	$8.47	$9.32	$10.24	$10.00

Income from investment activities:
Net investment income	0.38	0.49	0.30	0.56
Net realized and unrealized gains (losses)	(1.82)	(0.87)	(0.74)	0.14

Total from investment activities	(1.44)	(0.38)	(0.44)	0.70

Distributions to shareholders:
From net investment income	—	—	(0.31)	(0.37)
Return of capital	(0.37)	(0.47)	(0.17)	(0.09)

Total distributions to shareholders	(0.37)	(0.47)	(0.48)	(0.46)

Net asset value — end of period	$6.66	$8.47	$9.32	$10.24

Total return	(17.26)%	(4.09)%	(4.45)%	7.26	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$169	$398	$530	$21
Ratio of gross expense to average net assets	1.23%	1.21%	1.16%	1.35	%(2)
Ratio of net expense to average net assets	1.22%	1.21%	1.16%	1.24	%(2)
Ratio of investment income less gross expenses to average net assets	5.01%	5.34%	5.07%	4.71	%(2)
Ratio of net investment income to average net assets	5.03%	5.34%	5.07%	4.82	%(2)
Portfolio turnover rate	106%	99%	114%	91	%(1)

The Fund commenced operations November 2, 2011.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

Annual Report 131

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Local Bond Fund -Investor Class
	2015	2014	2013	2012
Net asset value — beginning of period	$8.48	$9.33	$10.24	$10.00

Income from investment activities:
Net investment income	0.40	0.51	0.52	0.49
Net realized and unrealized gains (losses)	(1.83)	(0.86)	(0.92)	0.24

Total from investment activities	(1.43)	(0.35)	(0.40)	0.73

Distributions to shareholders:
From net investment income	—	—	(0.32)	(0.40)
Return of capital	(0.39)	(0.50)	(0.19)	(0.09)

Total distributions to shareholders	(0.39)	(0.50)	(0.51)	(0.49)

Net asset value — end of period	$6.66	$8.48	$9.33	$10.24

Total return	(17.16)%	(3.84)%	(4.12)%	7.58	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$125,970	$174,827	$248,377	$118,921
Ratio of gross expense to average net assets	0.98%	0.96%	0.91%	1.07	%(2)
Ratio of net expense to average net assets	0.97%	0.96%	0.91%	0.99	%(2)
Ratio of investment income less gross expenses to average net assets	5.26%	5.59%	5.27%	5.14	%(2)
Ratio of net investment income to average net assets	5.28%	5.59%	5.27%	5.22	%(2)
Portfolio turnover rate	106%	99%	114%	91	%(1)

The Fund commenced operations on November 2, 2011.

	Payden Emerging Markets Corporate Bond Fund — Adviser Class
	2015	2014
Net asset value — beginning of period	$10.40	$10.00

Income from investment activities:
Net investment income	0.53	0.39
Net realized and unrealized gains (losses)	(0.72)	0.41

Total from investment activities	(0.19)	0.80

Distributions to shareholders:
From net investment income	(0.40)	(0.40)
From net realized gains	(0.18)	—

Total distributions to shareholders	(0.58)	(0.40)

Net asset value — end of period	$9.63	$10.40

Total return	(1.94)%	8.17	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$15	$217
Ratio of gross expense to average net assets	1.58%	1.63	%(2)
Ratio of net expense to average net assets	1.20%	1.20	%(2)
Ratio of investment income less gross expenses to average net assets	3.71%	3.61	%(2)
Ratio of net investment income to average net assets	4.11%	4.04	%(2)
Portfolio turnover rate	93%	100	%(1)

The Fund commenced operations on November 11, 2013.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

132 Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2015	2014
Net asset value — beginning of period	$10.39	$10.00

Income from investment activities:
Net investment income	0.43	0.64
Net realized and unrealized gains (losses)	(0.59)	0.18

Total from investment activities	(0.16)	0.82

Distributions to shareholders:
From net investment income	(0.43)	(0.43)
From net realized gains	(0.18)	—

Total distributions to shareholders	(0.61)	(0.43)

Net asset value — end of period	$9.62	$10.39

Total return	(1.55)%	8.31	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,401	$1,522
Ratio of gross expense to average net assets	1.33%	1.42	%(2)
Ratio of net expense to average net assets	0.95%	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	4.00%	3.90	%(2)
Ratio of net investment income to average net assets	4.39%	4.37	%(2)
Portfolio turnover rate	93%	100	%(1)

The Fund commenced operations on November 11, 2013.

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2015	2014
Net asset value — beginning of period	$10.40	$10.00

Income from investment activities:
Net investment income	0.45	0.44
Net realized and unrealized gains (losses)	(0.60)	0.40

Total from investment activities	(0.15)	0.84

Distributions to shareholders:
From net investment income	(0.44)	(0.44)
From net realized gains	(0.18)	—

Total distributions to shareholders	(0.62)	(0.44)

Net asset value — end of period	$9.63	$10.40

Total return	(1.47)%	8.52	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$34,600	$41,662
Ratio of gross expense to average net assets	1.33%	1.39	%(2)
Ratio of net expense to average net assets	0.85%	0.85	%(2)
Ratio of investment income less gross expenses to average net assets	4.01%	3.89	%(2)
Ratio of net investment income to average net assets	4.49%	4.43	%(2)
Portfolio turnover rate	93%	100	%(1)

The Fund commenced operations on November 11, 2013.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

Annual Report 133

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Equity Income Fund - Adviser Class
	2015	2014	2013	2012
Net asset value — beginning of period	$14.40	$12.64	$11.12	$10.13

Income from investment activities:
Net investment income	0.32	0.36	0.45	0.43
Net realized and unrealized gains	0.05	1.72	1.54	1.02

Total from investment activities	0.37	2.08	1.99	1.45

Distributions to shareholders:
From net investment income	(0.36)	(0.21)	(0.47)	(0.46)
From net realized gains	(0.43)	(0.11)	—	—

Total distributions to shareholders	(0.79)	(0.32)	(0.47)	(0.46)

Net asset value — end of period	$13.98	$14.40	$12.64	$11.12

Total return	2.66%	16.66%	18.20%	14.46	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,567	$4,742	$4,274	$3,468
Ratio of gross expense to average net assets	1.05%	1.08%	1.13%	1.18	%(2)
Ratio of net expense to average net assets	1.05%	1.05%	1.05%	1.06	%(2)
Ratio of investment income less gross expenses to average net assets	2.29%	2.52%	3.68%	4.32	%(2)
Ratio of net investment income to average net assets	2.27%	2.55%	3.76%	4.44	%(2)
Portfolio turnover rate	48%	51%	86%	182	%(1)

The Class commenced operations on December 1, 2011.

	Payden Equity Income Fund - Investor Class
	2015	2014	2013	2012	2011
Net asset value — beginning of period	$14.39	$12.64	$11.12	$10.11	$8.91

Income from investment activities:
Net investment income	0.35	0.38	0.48	0.48	0.38
Net realized and unrealized gains	0.05	1.72	1.54	1.05	1.25

Total from investment activities	0.40	2.10	2.02	1.53	1.63

Distributions to shareholders:
From net investment income	(0.39)	(0.24)	(0.50)	(0.52)	(0.43)
From net realized gains	(0.43)	(0.11)	—	—	—

Total distributions to shareholders	(0.82)	(0.35)	(0.50)	(0.52)	(0.43)

Net asset value — end of period	$13.97	$14.39	$12.64	$11.12	$10.11

Total return	2.90%	16.88%	18.51%	15.40%	18.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$281,163	$275,222	$211,644	$168,572	$63,832
Ratio of gross expense to average net assets	0.80%	0.83%	0.87%	0.93%	0.95%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.54%	2.74%	3.91%	4.48%	4.03%
Ratio of net investment income to average net assets	2.53%	2.77%	3.99%	4.61%	4.18%
Portfolio turnover rate	48%	51%	86%	182%	167%

The Fund commenced operations on November 1, 1996.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

134 Payden Mutual Funds

	Payden Equity Income Fund — SI Class
	2015	2014
Net asset value — beginning of period	$14.39	$13.92

Income from investment activities:
Net investment income	0.38	0.09
Net realized and unrealized gains	0.04	0.46

Total from investment activities	0.42	0.55

Distributions to shareholders:
From net investment income	(0.41)	(0.08)
From net realized gains	(0.43)	—

Total distributions to shareholders	(0.84)	(0.08)

Net asset value — end of period	$13.97	$14.39

Total return	3.04%	3.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$277,634	$186,735
Ratio of gross expense to average net assets	0.79%	0.83	%(2)
Ratio of net expense to average net assets	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	2.51%	2.48	%(2)
Ratio of net investment income to average net assets	2.66%	2.64	%(2)
Portfolio turnover rate	48%	51	%(1)

The Class commenced operations on August 1, 2014.

(1) Not annualized

(2) Annualized

See notes to financial statements.

Annual Report 135

Report of Independent Registered
Public Accounting Firm

 To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), as of October 31, 2015, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above constituting The Payden & Rygel Investment Group as of October 31, 2015, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
December 21, 2015

136 Payden Mutual Funds

Fund Expenses

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2015. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2015	Value October 31, 2015	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.00	0.00%	0.10%	$0.51
Limited Maturity	1,000.00	998.40	(0.16)%	0.29%	1.46
Low Duration	1,000.00	998.70	(0.13)%	0.47%	2.37
U.S. Government Adviser Class	1,000.00	998.70	(0.13)%	0.70%	3.53
U.S. Government Investor Class	1,000.00	1,000.00	0.00%	0.45%	2.27
GNMA Adviser Class	1,000.00	998.10	(0.19)%	0.75%	3.78
GNMA Investor Class	1,000.00	999.30	(0.07)%	0.50%	2.52
Core Bond Adviser Class	1,000.00	996.30	(0.37)%	0.79%	3.97
Core Bond Investor Class	1,000.00	997.50	(0.25)%	0.54%	2.72
Corporate Bond.	1,000.00	997.70	(0.23)%	0.65%	3.26
Strategic Income Adviser Class	1,000.00	999.80	(0.02)%	1.05%	5.29
Strategic Income Investor Class	1,000.00	1,002.10	0.11%	0.80%	4.04
Strategic Income SI Class	1,000.00	1,004.91	0.29%	0.65%	3.29
Absolute Return Bond Adviser Class	1,000.00	1,001.70	0.17%	0.94%	4.74
Absolute Return Bond Investor Class	1,000.00	1,002.80	0.28%	0.69%	3.47
Absolute Return Bond SI Class	1,000.00	1,004.50	0.45%	0.58%	2.94
Floating Rate Adviser Class	1,000.00	1,000.30	0.03%	1.00%	5.05
Floating Rate Investor Class	1,000.00	1,001.40	0.14%	0.75%	3.78
Floating Rate SI Class	1,000.00	1,002.90	0.29%	0.65%	3.28
High Income Adviser Class	1,000.00	983.60	(1.64)%	0.90%	4.49
High Income Investor Class	1,000.00	982.20	(1.78)%	0.65%	3.26
California Municipal Income	1,000.00	1,011.70	1.17%	0.55%	2.79
Global Low Duration	1,000.00	997.00	(0.30)%	0.55%	2.78
Global Fixed Income	1,000.00	996.10	(0.39)%	0.65%	3.27
Emerging Markets Bond Adviser Class	1,000.00	972.40	(2.76)%	1.01%	5.01
Emerging Markets Bond Investor Class	1,000.00	973.50	(2.65)%	0.76%	3.76
Emerging Markets Bond SI Class	1,000.00	973.80	(2.62)%	0.69%	3.43
Emerging Markets Local Bond Adviser Class	1,000.00	894.50	(10.55)%	1.22%	5.82
Emerging Markets Local Bond Investor Class	1,000.00	895.60	(10.44)%	0.97%	4.63
Emerging Markets Corporate Bond Adviser Class	1,000.00	974.30	(2.57)%	1.20%	5.96
Emerging Markets Corporate Bond Investor Class	1,000.00	977.50	(2.25)%	0.95%	4.74
Emerging Markets Corporate Bond SI Class	1,000.00	978.00	(2.20)%	0.85%	4.24
Equity Income Adviser Class	1,000.00	998.00	(0.20)%	1.06%	5.32
Equity Income Investor Class	1,000.00	999.30	(0.07)%	0.81%	4.07
Equity Income SI Class	1,000.00	1,000.10	0.01%	0.65%	3.28

Annual Report 137

Fund Expenses continued

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, P105 which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2015 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2015	Value October 31, 2015	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,024.70	2.47%	0.10%	$0.52
Limited Maturity	1,000.00	1,023.74	2.37%	0.29%	1.48
Low Duration	1,000.00	1,022.84	2.28%	0.47%	2.40
U.S. Government Adviser Class	1,000.00	1,021.68	2.17%	0.70%	3.57
U.S. Government Investor Class	1,000.00	1,022.94	2.29%	0.45%	2.29
GNMA Adviser Class	1,000.00	1,021.42	2.14%	0.75%	3.82
GNMA Investor Class	1,000.00	1,022.68	2.27%	0.50%	2.55
Core Bond Adviser Class	1,000.00	1,021.23	2.12%	0.79%	4.02
Core Bond Investor Class	1,000.00	1,022.49	2.25%	0.54%	2.75
Corporate Bond	1,000.00	1,021.94	2.19%	0.65%	3.30
Strategic Income Adviser Class	1,000.00	1,019.91	1.99%	1.05%	5.34
Strategic Income Investor Class	1,000.00	1,021.17	2.12%	0.80%	4.08
Strategic Income SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Absolute Return Bond Adviser Class	1,000.00	1,020.47	2.05%	0.94%	4.78
Absolute Return Bond Investor Class	1,000.00	1,021.74	2.17%	0.69%	3.50
Absolute Return Bond SI Class	1,000.00	1,022.27	2.23%	0.58%	2.97
Floating Rate Bond Adviser Class	1,000.00	1,020.15	2.02%	1.00%	5.10
Floating Rate Bond Investor Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Floating Rate Bond SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31
High Income Adviser Class	1,000.00	1,020.68	2.07%	0.90%	4.57
High Income Investor Class	1,000.00	1,021.91	2.19%	0.65%	3.33
California Municipal Income	1,000.00	1,022.43	2.24%	0.55%	2.80
Global Low Duration	1,000.00	1,022.42	2.24%	0.55%	2.82
Global Fixed Income	1,000.00	1,021.93	2.19%	0.65%	3.32
Emerging Markets Bond Adviser Class	1,000.00	1,020.12	2.01%	1.01%	5.14
Emerging Markets Bond Investor Class	1,000.00	1,021.39	2.14%	0.76%	3.85
Emerging Markets Bond SI Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Local Bond Adviser Class	1,000.00	1,019.06	1.91%	1.22%	6.20
Emerging Markets Local Bond Investor Class	1,000.00	1,020.32	2.03%	0.97%	4.94
Emerging Markets Corporate Bond Adviser Class	1,000.00	1,019.16	1.92%	1.20%	6.10
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.41	2.04%	0.95%	4.84
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Equity Income Adviser Class	1,000.00	1,019.88	1.99%	1.06%	5.38
Equity Income Investor Class	1,000.00	1,021.14	2.11%	0.81%	4.11
Equity Income SI Class	1,000.00	1,022.95	2.19%	0.65%	3.32

138 Payden Mutual Funds

Approval of Investment Advisory Agreement

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve, and subsequently annually renew, the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 16, 2015, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to seventeen of the Paydenfunds1 for an additional year through June 30, 2016. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), their independent legal counsel, and their own business judgment, to be relevant.

Earlier, on June 17, 2014, the Committee and the Board unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the eighteenth Paydenfund, the Payden Absolute Return Bond Fund, for an initial two-year period. In considering the approval of the Adviser for this Paydenfund, the Board and Committee considered the same factors discussed below with respect to the renewal of the Agreement for the other seventeen Paydenfunds, i.e., nature, extent and quality of services to be provided, advisory fee comparisons, total expense comparisons, cost and profitability, including economies of scale, and finally other benefits. However, no performance or other portfolio data was provided with respect to the Payden Absolute Return Bond Fund because it did not commence operations until November 6, 2014.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the seventeen Paydenfunds listed above in footnote 1, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for this process and related tasks to its Audit Committee (the “Committee”). These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

[1] The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Low Duration, Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden Strategic Income, Payden Corporate Bond, Payden High Income, Payden Floating Rate, Payden California Municipal Income, Payden Global Low Duration, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond, Payden Emerging Markets Corporate Bond and Payden Equity Income Funds.

Approval of Investment Advisory Agreement continued

Consistent with its established process, the P&R Trust retained Lipper, Inc. (“Lipper”) to prepare a report on each Paydenfund to assist the Committee and the Board in its deliberations. Lipper is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

Lipper produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Lipper also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Lipper, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Lipper summarized the methodologies it employed to provide the data contained in its reports. In addition, Lipper represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Lipper also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 16, 2015, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Lipper as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Paydenfund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a fund-by-fund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 16, 2015, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for all of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by Lipper, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Lipper, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for each of the seventeen Paydenfunds have been satisfactory and that each of the seventeen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the seventeen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and separately managed institutional accounts. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Lipper. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2015.

Approval of Investment Advisory Agreement continued

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds selected by Lipper for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds in the one-, five- and ten-year periods, and in the 2nd quintile for the 3-year period.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 4th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.29%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period, the 2nd quintile for the three-year period, the 3rd quintile for the five-year period, and the 5th quintile for the ten-year period.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 4th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.47%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-, three- and ten-year periods, and the 3rd quintile for the five-year period.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one- and three-year periods, and the 2nd quintile for the five- and ten-year periods.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one- and five-year periods, and the 2nd quintile for the three- and ten-year periods.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one- and three-year periods, and the 2nd quintile for the five- and ten-year periods.

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-year period. The Fund began operations on May 8, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.67%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the Performance Group for the one- and 3-year periods, and the 2nd quintile for the for five-year period. The Fund began operations on March 12, 2009.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-year period, 4th quintile for the three-year, 3rd quintile for the five-year period, and the 5th quintile for the ten-year period.

Approval of Investment Advisory Agreement continued

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.75%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period. It began operations on November 11, 2013.

California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the 3rd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-, five- and 10-year periods, and the 2nd quintile for the three-year period.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the 1-year period, the 3rd quintile for the three-year period, the 4th quintile for the five-year period, and the 5th quintile for the and ten-year period.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.85%. In addition, the Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.80%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one- and three-year periods, and the 2nd quintile for the Five- and ten-year periods.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period, and the 2nd quintile for the three-, five- and the ten-year periods.

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-year period, and the 4th quintile for the three-year period. The Fund began operations on November 2, 2011.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the 5th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2016. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period. It began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one- and five-year periods, the 3rd quintile for the three-year period, and the 5th quintile for the ten-year period.

Trustees and Officers

Name & Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation

Andrew J. Policano	Independent Trustee	2008	Dean Emeritus and Dean’s Leadership Circle, Professor, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Advisory Board, Rose Hills Company

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Principal and Treasurer, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

146 Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.
To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Low Duration Fund (PYSBX)
Payden U.S. Government Fund — Adviser Class (PYUWX)
Payden U.S. Government Fund — Investor Class (PYUSX)
Payden GNMA Fund — Adviser Class (PYGWX)
Payden GNMA Fund — Investor Class (PYGNX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Corporate Bond Fund (PYACX)
Payden Strategic Income — Adviser Class (PYSWX)
Payden Strategic Income — Investor Class (PYSGX)
Payden Strategic Income — SI Class (PYSIX)
Payden Absolute Return Bond Fund — Adviser Class (PYAWX)
Payden Absolute Return Bond Fund — Investor Class (PYARX)
Payden Absolute Return Bond Fund — SI Class (PYAIX)
Payden Floating Rate Fund — Adviser Class (PYFAX)
Payden Floating Rate Fund — Investor Class (PYFRX)
Payden Floating Rate Fund — SI (PYFIX)
Payden High Income Fund — Adviser Class (PYHWX)
Payden High Income Fund — Investor Class (PYHRX)
» TAX EXEMPT BOND FUND
Payden California Municipal Income Fund (PYCRX)
» GLOBAL BOND FUNDS
Payden Global Low Duration Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — SI Class (PYEIX)
Payden Emerging Markets Local Bond Fund — Adviser Class (PYEAX)
Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)
Payden Emerging Markets Corporate Bond Fund — Adviser Class (PYCAX)
Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)
Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)
» EQUITY FUND
Payden Equity Income Fund — Adviser Class (PYVAX)
Payden Equity Income Fund — Investor Class (PYVLX)
Payden Equity Income Fund — SI Class (PYVSX)
PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

ANNUAL REPORT
OCTOBER 31, 2015

PAYDEN/KRAVITZ
Cash Balance Plan Fund

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

•	President’s Letter

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

7	Statement of Assets & Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Notes to Financial Statements

20	Financial Highlights

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Approval of Investment Advisory Agreement

26	Trustees & Officers

Annual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

For the fiscal year ended October 31, 2015, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 0.29%, the Adviser Class (PKCBX) returned 0.05% and the Retirement Class (PKCRX) returned -0.19%, while the Fund’s benchmark, the 30-Year U.S. Treasury Bond Yield from December 31, 2015 returned 3.01%. Fund allocations to private-labeled MBS had the largest positive contributions to return during the period. With weakness in commodity prices weighing heavily on high yield markets and some emerging market countries, both asset classes were detractors from performance. The Fund’s low duration posture at a time when government bonds have outperformed most spread products was an opportunity cost, resulting in underperformance relative to the crediting rate benchmark. The Fund’s adviser continues to find attractively valued investments, and opportunities abound with corporations issuing a record amount of debt in 2015.

1   Payden Mutual Funds

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and Retirement Classes are expected to perform similarly to its SI Class.

Portfolio Composition - percent of value
Corporate	34%
Mortgage Backed	31%
Asset Backed	13%
U.S. Treasury	9%
Bank Loans	7%
Other	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2015
Principal or Shares	Security Description	Value (000)
Asset Backed (13%)
800,482	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (a)	$785
619,577	American Residential Properties 2014-SFR1
	Trust 144A, 1.30%, 9/17/31 (a)	607
1,580,000	Apidos CDO 144A, 3.82%, 4/15/25 (a)	1,509
1,750,000	Babson CLO Ltd./Cayman Islands 144A,
	3.82%, 4/20/25 (a)	1,671
1,750,000	Carlyle Global Market Strategies CLO 2013-2
	Ltd. 144A, 4.07%, 4/18/25 (a)	1,678
1,750,000	Cent CLO LP 144A, 3.77%, 7/23/25 (a)	1,657
960,000	CIFC Funding 2013-III Ltd. 144A,
	3.54%, 10/24/25 (a)	882
618,527	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (a)	608
581,239	Colony American Homes 2014-2 144A,
	1.15%, 7/17/31 (a)	568
699,666	Colony American Homes 2015-1 144A,
	1.40%, 7/17/32 (a)	685
1,750,000	Dryden XXII Senior Loan Fund 144A,
	3.52%, 8/15/25 (a)	1,631
328,935	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, 0.45%, 12/25/35	303
716,676	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (a)	707
1,290,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.20%, 6/17/31 (a)	1,263
1,945,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.30%, 9/17/31 (a)	1,910
360,333	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (a)	395
56,413	Long Beach Mortgage Loan Trust,
	6.25%, 8/25/33	49
925,000	Octagon Investment Partners XIV Ltd. 144A,
	4.32%, 1/15/24 (a)	918
700,000	Progress Residential 2015-SFR1 Trust 144A,
	1.60%, 2/17/32 (a)	692

Principal or Shares	Security Description	Value (000)

77,148	Residential Asset Securities Corp. Trust,
	4.71%, 11/25/33	$75
900,000	Santander Drive Auto Receivables Trust 2015-3,
	3.49%, 5/17/21	909
500,000	Symphony CLO Ltd. 144A, 3.82%, 10/15/25 (a)	482
875,000	Tyron Park CLO Ltd. 144A, 3.82%, 7/15/25 (a)	846
737,388	VOLT XXII LLC 144A, 3.50%, 2/25/55 (a)	733
452,890	VOLT XXV LLC 144A, 3.50%, 6/26/45 (a)	449
563,851	VOLT XXVI LLC 144A, 3.13%, 9/25/43 (a)	565
1,281,054	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (a)	1,273
956,809	VOLT XXXIV LLC 144A, 3.25%, 2/25/55 (a)	951
750,000	VOLT XXXVIII LLC 144A, 3.88%, 9/25/45 (a)	750
Total Asset Backed (Cost - $25,936)		25,551
Bank Loans(b) (7%)
351,325	Activision Blizzard Inc. Term Loan B 1L,
	3.25%, 10/11/20	353
563,522	Allison Transmission Inc. Term Loan B3 1L,
	3.75%, 8/23/19	565
244,388	Asurion LLC, 5.00%, 8/04/22	232
265,813	Asurion LLC Term Loan B1 1L, 4.50%, 5/24/19	254
724,889	Berry Plastics Group Inc. Term Loan E 1L,
	3.75%, 12/18/20	725
839,850	Burlington Coat Factory Warehouse Corp. Term
	Loan B3 1L, 4.25%, 8/13/21	842
1,340,000	Charter Communications Operating LLC Term
	Loan H, 3.25%, 8/24/21	1,340
903,987	Dell Inc. Term Loan B IL, 4.00%, 4/29/20	905
837,900	Dollar Tree Inc. Term Loan B 1L,
	3.50%, 7/06/22	841
950,000	Energy Transfer Equity LP Term Loan 1L,
	3.25%, 12/02/19	913
563,543	HUB International Ltd. Term Loan B 1L,
	4.25%, 10/02/20	550

Annual Report   2

Principal or Shares	Security Description	Value (000)

563,500	Live Nation Entertainment Inc. Term Loan B1, 3.50%, 8/16/20	$565
830,172	Michaels Stores Inc. Term Loan B2 1L, 4.00%, 1/28/20	833
1,682,129	Neiman Marcus Group LLC Term Loan 1L, 4.25%, 10/25/20	1,646
900,000	PetSmart Inc., 4.25%, 3/10/22	901
426,644	PharMEDium Healthcare Corp. Term Loan 1L, 4.25%, 1/23/21	426
776,035	Sabre Global Inc. Term Loan B 1L, 4.25%, 2/19/19	777
575,000	UPC Financing Partnership Term Loan 1L, 3.25%, 6/30/21	567
Total Bank Loans (Cost - $13,326)		13,235
Corporate Bond (34%)
380,000	AbbVie Inc., 2.50%, 5/14/20	376
580,000	ABN AMRO Bank NV, 6.25%, 9/13/22	615
400,000	Actavis Funding SCS, 1.42%, 3/12/18	398
320,000	Actavis Funding SCS, 3.00%, 3/12/20	322
545,000	Air Canada 144A, 8.75%, 4/01/20 (a)	597
785,000	Air Lease Corp., 2.13%, 1/15/18	778
890,000	Ally Financial Inc., 3.00%, 7/18/16	889
630,000	American Airlines 2015-2 Class B Pass Through Trust, 4.40%, 9/22/23	628
850,000	Amgen Inc., 2.13%, 5/01/20	843
420,000	Amgen Inc., 3.88%, 11/15/21	444
600,000	Anglo American Capital PLC 144A, 2.63%, 9/27/17 (a)	570
890,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 144A, 3.34%, 12/15/19 (a)	879
610,000	Arizona Public Service Co., 2.20%, 1/15/20	607
860,000	AT&T Inc., 2.45%, 6/30/20	852
430,000	AT&T Inc., 3.40%, 5/15/25	418
850,000	AT&T Inc., 4.50%, 5/15/35	798
260,000	AT&T Inc., 4.75%, 5/15/46	240
600,000	AutoZone Inc., 2.50%, 4/15/21	592
1,130,000	Aviation Capital Group Corp. 144A, 2.88%, 9/17/18 (a)	1,131
360,000	Banco Santander Brasil SA/Cayman Islands 144A, 4.25%, 1/14/16 (a)	360
570,000	Banco Santander Chile 144A, 1.22%, 4/11/17 (a)	562
800,000	Barclays PLC, 2.88%, 6/08/20	803
785,000	Barrick North America Finance LLC, 4.40%, 5/30/21	781
250,000	BAT International Finance PLC 144A, 1.85%, 6/15/18 (a)	251
600,000	Baxalta Inc. 144A, 2.88%, 6/23/20 (a)	600
240,000	Baxalta Inc. 144A, 5.25%, 6/23/45 (a)	245
520,000	Baylor Scott & White Holdings, 2.12%, 11/15/20	516
280,000	BBVA Banco Continental SA 144A, 2.25%, 7/29/16 (a)	282
980,000	Block Financial LLC, 4.13%, 10/01/20	996
470,000	BNZ International Funding Ltd., 2.35%, 3/04/19 (c)	472
1,250,000	BNZ International Funding Ltd./London 144A, 1.90%, 2/26/18 (a)	1,253

Principal or Shares	Security Description	Value (000)

1,250,000	Boston Scientific Corp., 3.85%, 5/15/25	$1,245
375,000	CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	378
310,000	CommScope Inc. 144A, 4.38%, 6/15/20 (a)	317
295,000	Compass Bank, 2.75%, 9/29/19	293
510,000	Continental Airlines 2012-3 Class C Pass Thru Certificates, 6.13%, 4/29/18	526
630,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22	668
850,000	Credit Suisse/New York NY, 1.70%, 4/27/18	848
790,000	CVS Health Corp., 2.80%, 7/20/20	804
209,000	DBS Bank Ltd., 0.93%, 7/15/21 (c)	209
1,270,000	Dominion Resources Inc./VA, 2.50%, 12/01/19	1,273
390,000	Dun & Bradstreet Corp., 4.00%, 6/15/20	395
660,000	Express Scripts Holding Co., 2.25%, 6/15/19	660
450,000	Fifth Third Bank/Cincinnati OH, 2.38%, 4/25/19	454
885,000	Fifth Third Bank/Cincinnati OH, 2.88%, 10/01/21	885
800,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	798
670,000	Frontier Communications Corp., 6.25%, 9/15/21	602
890,000	General Motors Financial Co. Inc., 3.15%, 1/15/20	888
880,000	Glencore Funding LLC 144A, 1.68%, 1/15/19 (a)	705
1,395,000	Goldman Sachs Group Inc., 2.55%, 10/23/19	1,406
800,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	884
195,000	HealthSouth Corp., 5.75%, 11/01/24	196
800,000	Hewlett Packard Enterprise Co. 144A, 2.45%, 10/05/17 (a)	803
800,000	Hewlett Packard Enterprise Co. 144A, 2.85%, 10/05/18 (a)	802
620,000	HSBC USA Inc., 1.70%, 3/05/18	620
280,000	Hyundai Capital America 144A, 2.00%, 3/19/18 (a)	278
530,000	Hyundai Capital America 144A, 2.40%, 10/30/18 (a)	530
790,000	Imperial Tobacco Finance PLC 144A, 2.95%, 7/21/20 (a)	795
250,000	Industrial & Commercial Bank of China Ltd./New York, 2.35%, 11/13/17	252
580,000	ING Bank NV, 4.13%, 11/21/23	597
725,000	International Lease Finance Corp., 2.29%, 6/15/16	725
660,000	KeyCorp, 2.90%, 9/15/20	665
535,000	Keysight Technologies Inc. 144A, 3.30%, 10/30/19 (a)	530
660,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	640
480,000	Kraft Heinz Foods Co. 144A, 2.80%, 7/02/20 (a)	482
560,000	Landry’s Inc. 144A, 9.38%, 5/01/20 (a)	603
730,000	Latam Airlines 2015-1 Pass Through Trust A 144A, 4.20%, 11/15/27 (a)	695
690,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	780
380,000	Majapahit Holding BV 144A, 8.00%, 8/07/19 (a)	429
620,000	McGraw Hill Financial Inc., 5.90%, 11/15/17	664
1,330,000	Medtronic Inc., 2.50%, 3/15/20	1,352

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

660,000	Metropolitan Life Global Funding I 144A, 2.30%, 4/10/19 (a)	$668
1,680,000	Microsoft Corp., 2.38%, 2/12/22	1,676
350,000	Murphy Oil Corp., 2.50%, 12/01/17	343
345,000	Navient Corp., 6.00%, 1/25/17	355
660,000	NetApp Inc., 3.38%, 6/15/21	653
600,000	New Red Finance Inc 144A, 6.00%, 4/01/22 (a)	629
920,000	New York Life Global Funding 144A, 2.10%, 1/02/19 (a)	927
1,310,000	Oracle Corp., 2.38%, 1/15/19	1,337
160,000	Peabody Energy Corp., 6.25%, 11/15/21	22
1,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	945
840,000	PNC Bank NA, 1.80%, 11/05/18	841
845,000	Providence Health & Services Obligated Group, 1.13%, 10/01/16	848
410,000	Prudential Financial Inc., 5.38%, 5/15/45	413
530,000	Prudential Financial Inc., 8.88%, 6/15/38	606
500,000	QBE Insurance Group Ltd. 144A, 2.40%, 5/01/18 (a)	502
510,000	QUALCOMM Inc., 2.25%, 5/20/20	508
300,000	Reynolds American Inc., 3.25%, 6/12/20	308
300,000	Sompo Japan Insurance Inc. 144A, 5.33%, 3/28/73 (a)	319
530,000	Southern Power Co., 1.50%, 6/01/18	523
860,000	Southwest Airlines Co., 2.75%, 11/06/19	872
590,000	Sprint Communications Inc., 8.38%, 8/15/17	604
600,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	591
500,000	UBS Group Funding Jersey Ltd. 144A, 2.95%, 9/24/20 (a)	501
680,000	United Technologies Corp., 6.13%, 2/01/19	768
680,000	Ventas Realty LP / Ventas Capital Corp., 4.00%, 4/30/19	713
360,000	Voya Financial Inc., 5.65%, 5/15/53	366
1,440,000	Walgreens Boots Alliance Inc., 2.70%, 11/18/19	1,447
960,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (a)	958
470,000	Wells Fargo & Co., 2.13%, 4/22/19	473
450,000	WM Wrigley Jr. Co. 144A, 2.90%, 10/21/19 (a)	460
615,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (a)	638
150,000	ZF North America Capital Inc. 144A, 4.00%, 4/29/20 (a)	152
245,000	Zimmer Holdings Inc., 1.45%, 4/01/17	245
165,000	Zimmer Holdings Inc., 2.00%, 4/01/18	165
Total Corporate Bond (Cost - $67,566)		67,150
Foreign Government (0%)
430,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (a)	418
9,900,000	Mexican Bonos, 7.25%, 12/15/16 MXN (d)	625
Total Foreign Government (Cost - $1,167)		1,043
Mortgage Backed (31%)
524,321	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	480
477,887	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	433
1,119,374	American Home Mortgage Assets Trust 2007-2, 0.32%, 3/25/47	871

Principal or Shares	Security Description	Value (000)

852,805	Banc of America Funding 2005-H Trust, 2.87%, 11/20/35	$715
280,910	Bank of America Mortgage Securities Inc., 2.52%, 10/20/32	282
740,468	Chase Mortgage Finance Corp., 6.00%, 5/25/37	617
237,000	CHL Mortgage Pass-Through Trust 2005-18, 5.50%, 10/25/35	228
1,668,852	CHL Mortgage Pass-Through Trust 2006-HYB1, 2.45%, 3/20/36	1,524
2,512,376	Connecticut Avenue Securities, 1.15%, 5/25/24	2,497
928,298	Connecticut Avenue Securities, 1.15%, 5/25/24	919
2,249,943	Connecticut Avenue Securities, 1.39%, 7/25/24	2,245
951,630	Connecticut Avenue Securities, 1.39%, 7/25/24	950
491,875	Connecticut Avenue Securities, 2.14%, 11/25/24	495
154,707	Connecticut Avenue Securities, 2.20%, 10/25/23	156
1,055,674	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	934
844,556	Countrywide Alternative Loan Trust, 6.00%, 4/25/37	747
1,038,888	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)	994
2,354,487	Fannie Mae Connecticut Avenue Securities, 1.35%, 5/25/25	2,346
393,168	Fannie Mae Connecticut Avenue Securities, 1.70%, 7/25/25	393
1,806,987	Fannie Mae Connecticut Avenue Securities, 2.29%, 11/25/24	1,818
1,200,000	Fannie Mae Connecticut Avenue Securities, 4.20%, 5/25/25	1,143
700,000	Fannie Mae Connecticut Avenue Securities, 5.20%, 7/25/25	698
550,000	Fannie Mae Connecticut Avenue Securities, 5.20%, 7/25/25	550
1,400,000	Fannie Mae Connecticut Avenue Securities, 5.89%, 4/25/28	1,428
1,235,578	FHR 4093 IO, 6.50%, 1/15/38	286
1,427,350	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.10%, 10/25/27	1,421
1,525,548	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.20%, 2/25/24	1,525
1,030,136	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.25%, 3/25/25	1,030
1,050,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.44%, 3/25/28	1,050
273,632	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.65%, 11/25/23	274
1,089,369	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.85%, 8/25/24	1,095
271,171	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.85%, 10/25/24	272
650,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.00%, 3/25/25	629
750,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.35%, 1/25/25	745
4,400,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.89%, 3/25/28	4,373

Annual Report   4

Principal or Shares	Security Description	Value (000)

249,712	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.70%, 1/25/25	$292
4,066,280	GNR, 1.13%, 6/20/36	181
6,265,343	GNR, 1.23%, 11/20/36	265
500,000	Granite Master Issuer PLC, 1.06%, 12/17/54	493
582,243	HarborView Mortgage Loan Trust 2004-10, 2.84%, 1/19/35	545
157,354	HomeBanc Mortgage Trust, 1.06%, 8/25/29	149
437,735	IndyMac Index Mortgage Loan Trust 2005-AR13, 2.53%, 8/25/35	386
663,894	JP Morgan Alternative Loan Trust, 0.37%, 8/25/36	598
890,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 144A, 1.45%, 1/15/32 (a)	887
214,710	JP Morgan Mortgage Trust, 6.00%, 7/25/36	195
794,275	JP Morgan Mortgage Trust, 6.00%, 6/25/37	689
1,114,163	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (a)	1,132
192,709	MLCC Mortgage Investors Inc., 2.13%, 2/25/36	191
340,698	Morgan Stanley Mortgage Loan Trust, 2.80%, 1/25/35	331
719,469	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)	737
938,037	New Residential Mortgage Loan Trust 2014-2 144A, 3.75%, 5/25/54 (a)	966
1,009,382	New Residential Mortgage Loan Trust 2014-3 144A, 5.67%, 11/25/54 (a)	1,076
492,252	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (a)	506
272,450	Prime Mortgage Trust, 5.00%, 10/25/35	267
343,977	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	290
623,020	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	518
175,209	Sequoia Mortgage Trust, 3.50%, 4/25/42	177
559,317	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (a)	561
300,000	Springleaf Mortgage Loan Trust 144A, 5.58%, 6/25/58 (a)	302
491,831	Structured Adjustable Rate Mortgage Loan Trust, 2.53%, 8/25/34	482
43,610	Structured Adjustable Rate Mortgage Loan Trust, 2.53%, 8/25/34	43
372,755	Structured Adjustable Rate Mortgage Loan Trust, 5.07%, 12/25/35	305
1,995,997	Structured Asset Mortgage Investments II Trust 2006-AR7, 0.41%, 8/25/36	1,568
1,800,082	Structured Asset Mortgage Investments Inc., 0.51%, 12/25/35	1,281
1,426,352	Structured Asset Mortgage Investments Inc., 0.90%, 1/19/34	1,386
99,490	Structured Asset Mortgage Investments Inc., 2.17%, 10/19/34	84
445,542	Structured Asset Mortgage Investments Inc., 2.37%, 5/25/36	256
49,860	Structured Asset Mortgage Investments Inc., 3.72%, 7/25/32	51
1,840,470	Vendee Mortgage Trust IO, 3.75%, 12/15/33	139

Principal or Shares	Security Description	Value (000)

211,562	WaMu Mortgage Pass Through Certificates, 1.14%, 5/25/46	$199
510,439	WaMu Mortgage Pass Through Certificates, 2.01%, 10/25/36	438
1,297,123	WaMu Mortgage Pass Through Certificates, 2.23%, 7/25/37	1,112
918,062	WaMu Mortgage Pass Through Certificates, 2.33%, 9/25/36	840
1,849,758	WaMu Mortgage Pass Through Certificates, 2.40%, 9/25/36	1,680
900,700	WaMu Mortgage Pass Through Certificates, 2.43%, 10/25/36	811
738,597	WaMu Mortgage Pass Through Certificates, 4.34%, 2/25/37	687
530,938	Wells Fargo Mortgage Backed Securities Trust, 2.70%, 6/25/35	498
590,783	Wells Fargo Mortgage Backed Securities Trust, 2.73%, 9/25/34	542
Total Mortgage Backed (Cost - $59,733)		60,299
Municipal (1%)
400,000	Kentucky Asset Liability Commission, 1.69%, 4/01/18	402
700,000	State Board of Administration Finance Corp., 2.11%, 7/01/18	708
Total Municipal (Cost - $1,100)		1,110
U.S. Treasury (9%)
1,000,000	U.S. Treasury Bill, 0.00%, 12/17/15 (e)	1,000
5,500,000	U.S. Treasury Bill, 0.00%, 3/03/16 (e)	5,498
11,000,000	U.S. Treasury Bill, 0.00%, 4/21/16 (e)	10,990
Total U.S. Treasury (Cost - $17,489)		17,488
Purchased Put Options (0%)
647	iShares 20+ Year Treasury Bond ETF, 114, 11/20/15	3
370	iShares 20+ Year Treasury Bond ETF, 115, 11/27/15	4
180	S&P 500 Index, 1,750, 11/20/15	9
340	S&P 500 Index, 1,750, 11/30/15	30
Total Purchased Put Options (Cost - $76)		46
Investment Company (5%)
9,112,779	Payden Cash Reserves Money Market Fund *
	(Cost - $9,113)	9,113
Total (Cost - $195,506) (100%)		195,035
Other Assets, net of Liabilities (0%)		530
Net Assets (100%)		$195,565

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2015. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(c)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	Principal in foreign currency.
(e)	Yield to maturity at time of purchase.

5   Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/1/2016	Australian Dollar (Sell 8,052)	Credit Suisse First Boston International	$103
12/15/2015	British Pound (Buy 1,862)	Citibank, N.A.	9
12/15/2015	Euro (Sell 3,854)	BNP PARIBAS	53
11/19/2015	Mexican Peso (Sell 10,450)	Credit Suisse First Boston International	1

			$166

Liabilities:
2/1/2016	Australian Dollar (Buy 3,963)	Credit Suisse First Boston International	$(6)
2/24/2016	Chinese Yuan (Sell 14,229)	Barclays Bank PLC	(63)
12/15/2015	Euro (Sell 1,472)	BNP PARIBAS	(7)
11/24/2015	New Taiwan Dollar (Sell 28,740)	HSBC Bank USA, N.A.	(6)
11/24/2015	South Korean Won (Buy 1,570,000)	BNP PARIBAS	(10)
11/24/2015	South Korean Won (Sell 1,570,000)	BNP PARIBAS	(57)
1/27/2016	Thailand Baht (Sell 86,790)	Barclays Bank PLC	(8)

			$(157)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
90	90-Day Sterling Future	Jun-16	$(17,214)	$(30)
37	Australian 10 Year Bond Future	Dec-15	(3,413)	1
123	Australian 3 Year Bond Future	Dec-15	9,850	12
26	E-MINI NASDAQ 100 Index Future	Dec-15	2,414	170
19	EMINI S&P 500 Index Future	Dec-15	(1,970)	(111)
8	U.S. Long Bond Future	Dec-15	(1,252)	20
42	U.S. Treasury 10 Year Note Future	Dec-15	5,363	(35)
47	U.S. Treasury 5 Year Note Future	Jan-16	(5,629)	(5)
2	U.S. Treasury Ultra Bond Future	Dec-15	(319)	7

				$29

Open Total Return Swap Contracts

Reference Obligations	Fund Receives	Fund Pays	Counterparty	Expiration Date	Notional Principal (000s)	Value (000s)
FNMA 4% 30 Year ISO	4.00%	1M LIBOR	Barclays Bank PLC	Jan-41	USD1,053	$2

See notes to financial statements.

Annual Report   6

October 31, 2015
Numbers in 000s

ASSETS:
Investments, at value *	$185,922
Affiliated investments, at value **	9,113
Restricted cash for collateral	558
Receivable for:
Interest and dividends	830
Investments sold	5,641
Fund shares sold	765
Futures	21
Forward currency contracts	166
Swaps	2
Other assets	14
Total Assets	203,032
LIABILITIES:
Payable for:
Bank overdraft	1
Forward currency contracts	157
Investments purchased	6,959
Fund shares redeemed	51
Futures	20
Accrued expenses:
Investment advisory fees (Note 3)	142
Administration fees (Note 3)	25
Distribution fees (Note 3)	25
Trustee fees and expenses	1
Other liabilities	86
Total Liabilities	7,467
NET ASSETS	$195,565
NET ASSETS:
Paid in capital	$198,478
Undistributed net investment income	3,126
Undistributed net realized losses from investments	(5,608)
Net unrealized appreciation (depreciation) from:
Investments	(440)
Translation of assets and liabilities in foreign currencies	9
NET ASSETS	$195,565
NET ASSET VALUE — offering and redemption price per share in whole dollars
SI Class
Net Assets	$107,903
Shares Outstanding	10,293
Net Asset Value Per Share	$ 10.48
Adviser Class
Net Assets	$ 60,661
Shares Outstanding	5,867
Net Asset Value Per Share	$ 10.34
Retirement Class
Net Assets	$ 27,001
Shares Outstanding	2,705
Net Asset Value Per Share	$ 9.98
* Investments, at cost	$186,393
** Affiliated investments, at cost	9,113

See notes to financial statements.

7   Payden Mutual Funds

Year ended October 31, 2015
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$ 6,149
Dividend income from affiliated investment (Note 2)	1
Income from securities lending	9
Investment Income	6,159
EXPENSES:
Investment advisory fees (Note 3)	1,958
Administration fees (Note 3)	267
Shareholder servicing fees	40
Distribution fees (Note 3)	275
Custodian fees	43
Transfer agent fees	44
Registration and filing fees	63
Trustee fees and expenses	17
Printing and mailing costs	16
Loan commitment fees	3
Legal fees	6
Publication expense	5
Pricing fees	39
Fund accounting fees	47
Insurance	9
Audit fees	42
Gross Expenses	2,874
Expense subsidy (Note 3)	(373)
Net Expenses	2,501
Net Investment Income	3,658
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(1,444)
Foreign currency transactions	680
Futures contracts	(1,644)
Written option contracts	21
Swap contracts	(39)
Change in net unrealized appreciation (depreciation) from:
Investments	(978)
Translation of assets and liabilities in foreign currencies	(16)
Futures contracts	(72)
Written option contracts	(20)
Swap contracts	(1)
Net Realized and Unrealized Losses	(3,513)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 145

See notes to financial statements.

Annual Report   8

For the years ended October 31st

Numbers in 000s

	2015	2014
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$ 3,658	$ 3,673
Net realized losses on investments	(2,426)	(1,286)
Change in net unrealized appreciation/(depreciation)	(1,087)	1,163
Change in Net Assets Resulting from Operations	145	3,550
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
SI Class	(1,605)	(1,858)
Adviser Class	(947)	(1,487)
Retirement Class	(443)	(519)
Change in Net Assets from Distributions to Shareholders	(2,995)	(3,864)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
SI Class	41,942	32,709
Adviser Class	17,296	15,449
Retirement Class	11,157	11,335
Reinvestment of distributions:
SI Class	1,597	1,848
Adviser Class	920	1,477
Retirement Class	443	519
Cost of fund shares redeemed:
SI Class	(23,247)	(13,319)
Adviser Class	(13,753)	(23,101)
Retirement Class	(12,592)	(8,159)
Change in Net Assets from Capital Transactions	23,763	18,758
Total Change in Net Assets	20,913	18,444
NET ASSETS:
Beginning of period	174,652	156,208
End of period	$195,565	$174,652
Accumulated net investment income	$ 3,126	$ 2,349

FUND SHARES OF BENEFICIAL INTEREST:
SI Class:
Outstanding shares at beginning of period	8,372	6,373
Shares sold	3,993	3,078
Shares issued in reinvestment of distributions	154	177
Shares redeemed	(2,226)	(1,256)
Change in shares outstanding	1,921	1,999
Outstanding shares at end of period	10,293	8,372
Adviser Class:
Outstanding shares at beginning of period	5,433	6,016
Shares sold	1,669	1,472
Shares issued in reinvestment of distributions	90	143
Shares redeemed	(1,325)	(2,198)
Change in shares outstanding	434	(583)
Outstanding shares at end of period	5,867	5,433
Retirement Class:
Outstanding shares at beginning of period	2,803	2,437
Shares sold	1,114	1,115
Shares issued in reinvestment of distributions	45	52
Shares redeemed	(1,257)	(801)
Change in shares outstanding	(98)	366
Outstanding shares at end of period	2,705	2,803
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$125,071	$145,746
Sale of investments (excluding government)	128,618	130,399
Purchase of government securities	19,872	13,054
Sale of government securities	16,513	5,750

See notes to financial statements.

9   Payden Mutual Funds

October 31, 2015

 1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

Effective February 28, 2015, Institutional Class changed its name to the SI Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Annual Report 10

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases, sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contacts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or

11   Payden Mutual Funds

security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Annual Report   12

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity for the Fund was as follows:

	Number of
Written Options	Contracts	Premiums
Options outstanding at October 31, 2014	28	$21,161
Options expired	(28)	(21,161)

Options outstanding at October 31, 2015	—	$—

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2015 (000s)

	Derivative	Derivative
Underlying Risk	Assets	Liabilities
Equity[1,2]	$209	(111)
Interest rate[2,3]	49	(70)
Foreign currency[4,5]	166	(157)
Total	$424	$(338)

1	Includes options purchased at value as reported in the Schedule of Investments.

2	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures.

3	Receivable for swap contracts.

4	Receivable for forward currency contracts.

5	Payable for forward currency contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Year Ended October 31, 2015

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
		Forward
		Currency
Underlying risk	Futures[6]	Contracts[7]	Options[8]	Swaps[9]	Total
Credit	—	—	—	$ 2	$ 2
Equity	$ 138	—	$ 68	—	206
Foreign exchange	—	$680	—	—	680
Interest rate	(1,782)	—	(79)	(41)	(1,902)
Total	$(1,644)	$680	$(11)	$(39)	$(1,014)

13 Payden Mutual Funds

6	Net realized gains (losses) from futures contracts.

7	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.

8	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.

9	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Year Ended October 31, 2015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Equity	$42	—	$29	—	$71
Foreign exchange	—	$(16)	—	—	(16)
Interest rate	(114)	—	(13)	$(1)	(128)

Total	$(72)	$(16)	$16	$(1)	$(73)

1	Change in net unrealized appreciation (depreciation) from futures contracts.

2	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).

3	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

4	Change in net unrealized appreciation (depreciation) from swap contracts.

During the year ended October 31, 2015, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
9%	1%	55%	2%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the

Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such

Annual Report 14

agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the

Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At October 31, 2015, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Swaps Contracts	$2	$—
Futures Contracts	21	20
Purchased Put Options[1]	46	—
Forward Currency Contracts	166	157

Total derivative assets and liabilities in the Statement of Assets and Liabilities	235	177
Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(76)	(20)

Total derivative assets and liabilities subject to MNA	$159	$157

[1] Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2015 (000s):

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$ 2	$ (2)	—	—	—
BNP PARIBAS	53	(53)	—	—	—
Credit Suisse First Boston International	104	(6)	—	—	$98

Total	$159	$(61)	—	—	$98

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]

Barclays Bank PLC	$ 71	$ (2)	—	—	$69
BNP PARIBAS	74	(53)	—	—	21
Credit Suisse First Boston International	6	(6)	—	—	—
HSBC Bank USA, N.A.	6	—	—	—	6

Total	$157	$(61)	—	—	$96

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Net amount represents the net amount receivable from the counterparty in the event of default.

3 Net amount represents the net amount payable due to the counterparty in the event of default.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least

15 Payden Mutual Funds

100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Beginning March 20, 2015 the Group began terminating securities lending. As of May 8, 2015 all securities on loan were returned to the Fund.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2015, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2015, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Annual Report   16

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2014	Purchases	Sales	Dividends	Value October 31, 2015

$18,841,557	$1,360,044,590	$1,369,773,368	$550	$9,112,779

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the SI class, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $1,165,382 ($287,065 for 2013, $366,012 for 2014 and $512,305 for 2015) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the SI class.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in

17   Payden Mutual Funds

determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Asset Backed	—	—	$25,551	—	—	—	$25,551
Bank Loans	—	—	13,235	—	—	—	13,235
Corporate Bond	—	—	67,150	—	—	—	67,150
Foreign Government	—	—	1,043	—	—	—	1,043
Mortgage Backed	—	—	60,299	—	—	—	60,299
Municipal	—	—	1,110	—	—	—	1,110
Options Purchased	$ 46	—	—	—	—	—	46
U.S. Government	—	—	17,488	—	—	—	17,488
Investment Company	9,113	—	—	—	—	—	9,113
	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$166	$(157)	—	—	$ 9
Futures	$210	$(181)	—	—	—	—	29
Swaps	—	—	2	—	—	—	2

1	Other financial instruments are swaps, futures contracts and forward currency contracts. Futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and swaps are valued as market value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2015, primarily attributable to foreign currency gains/losses, mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
$114	$(114)	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

Annual Report   18

As of October 31, 2015, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$5,095	$5,587

* Post-enactment carryforward losses.

The tax character of distributions paid during the year ended October 31st is as follows (000’s):

2015		2014

Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains

$2,995	—	$3,864	—
At October 31, 2015, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$195,507	$1,982	$(2,454)	$(472)

At October 31, 2015, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)

$3,127	—	$(5,587)	—	$(453)	$(2,913)

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

19   Payden Mutual Funds

For the share outstanding for the periods ended October 31st

	SI Class
	2015	2014	2013		2012		2011
Net asset value — beginning of period	$10.63	$10.66	$11.03		$10.60		$10.75

Income (loss) from investment activities:
Net investment income	0.19	0.23	0.20		0.23		0.21
Net realized and unrealized gains (losses)	(0.16)	0.02	(0.35)		0.42		(0.17)

Total from investment activities	0.03	0.25	(0.15)		0.65		0.04

Distributions to shareholders:
From net investment income	(0.18)	(0.28)	(0.22)		(0.22)		(0.19)

Net asset value — end of period	$10.48	$10.63	$10.66		$11.03		$10.60

Total return	0.29%	2.41%	(1.44)%		6.25%		0.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$107,903	$89,025	$67,925		$46,834		$26,577
Ratio of gross expense to average net assets	1.46%	1.47%	1.45%		1.56%		1.62%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%		1.25%		1.25%
Ratio of investment income less gross expenses to average net assets	2.00%	2.22%	2.06%		2.83%		2.52%
Ratio of net investment income to average net assets	2.21%	2.44%	2.26%		3.14%		2.89%
Portfolio turnover rate	85%	85%	211	%(1)	687	%(2)	88%
The class commenced operations on September 22, 2008.

	Adviser Class
	2015	2014	2013		2012		2011
Net asset value — beginning of period	$10.51	$10.54	$10.93		$10.54		$10.71

Income (loss) from investment activities:
Net investment income	0.19	0.25	0.20		0.27		0.16
Net realized and unrealized gains (losses)	(0.19)	(0.02)	(0.38)		0.34		(0.15)

Total from investment activities	—	0.23	(0.18)		0.61		0.01

Distributions to shareholders:
From net investment income	(0.17)	(0.26)	(0.21)		(0.22)		(0.18)

Net asset value — end of period	$10.34	$10.51	$10.54		$10.93		$10.54

Total return	0.05%	2.18%	(1.66)%		5.88%		0.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$60,661	$57,112	$63,403		$57,967		$57,324
Ratio of gross expense to average net assets	1.71%	1.73%	1.70%		1.81%		1.88%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of investment income less gross expenses to average net assets	1.75%	1.95%	1.78%		2.59%		2.24%
Ratio of net investment income to average net assets	1.96%	2.18%	1.98%		2.90%		2.62%
Portfolio turnover rate	85%	85%	211	%(1)	687	%(2)	88%

The class commenced operations on September 22, 2008.

(1)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.

Annual Report   20

For the share outstanding for the periods ended October 31st

	Retirement Class
	2015	2014	2013		2012		2011
Net asset value — beginning of period	$10.17	$10.21	$10.62		$10.26		$10.46

Income (loss) from investment activities:
Net investment income	0.17	0.22	0.19		0.21		0.16
Net realized and unrealized gains (losses)	(0.19)	(0.03)	(0.39)		0.36		(0.18)

Total from investment activities	(0.02)	0.19	(0.20)		0.57		(0.02)

Distributions to shareholders:
From net investment income	(0.17)	(0.23)	(0.21)		(0.21)		(0.18)

Net asset value — end of period	$9.98	$10.17	$10.21		$10.62		$10.26

Total return	(0.19)%	1.90%	(1.92)%		5.72%		(0.18)%

Ratios/supplemental data:
Net assets, end of period (000s)	$27,001	$28,515	$24,880		$23,049		$11,580
Ratio of gross expense to average net assets	1.96%	1.97%	1.95%		2.06%		2.12%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%		1.75%		1.75%
Ratio of investment income less gross expenses to average net assets	1.51%	1.72%	1.53%		2.33%		2.05%
Ratio of net investment income to average net assets	1.72%	1.94%	1.73%		2.64%		2.42%
Portfolio turnover rate	85%	85%	211	%(1)	687	%(2)	88%

The class commenced operations on April 6, 2009.

(1)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.

21   Payden Mutual Funds

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the portfolios constituting the Payden & Rygel Investment Group (the “Fund”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 21, 2015

Annual Report   22

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2015. It uses the Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2015 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2015	Value October 31, 2015	6-Month Return		Annual Expense Ratio	Expenses Paid During the Period
SI Class
Actual	$1,000.00	$ 998.10	(0.19%	)	1.25%	$6.28
Hypothetical	1,000.00	1,018.92	1.89%		1.25%	6.34
Adviser Class
Actual	$1,000.00	$ 997.10	(0.29%	)	1.50%	$7.55
Hypothetical	1,000.00	1,017.64	1.76%		1.50%	7.63
Retirement Class
Actual	$1,000.00	$ 996.00	(0.40%	)	1.75%	$8.81
Hypothetical	1,000.00	1,016.38	1.64%		1.75%	8.90

23   Payden Mutual Funds

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the“Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 16, 2015, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2016. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), their independent legal counsel, and their own business judgment, to be relevant.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board has delegated the initial responsibility for this process and related tasks to its Audit Committee. These tasks include working with the Adviser and Paul Hastings to (1) develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) evaluate the information provided in response to these guidelines and requests.

In advance of the Board meeting held on June 16, 2015, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 16, 2015, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

Annual Report   24

3.  Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4.  Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. The Board and Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track, despite a challenging market setting. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5.  Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6.  Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

25   Payden Mutual Funds

Name and Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue
Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California
Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation
Andrew J. Policano	Independent Trustee	2008	Dean Emeritus and Dean’s Leadership Circle, Professor, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins
Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel
Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel
Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel
Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel
Bradley F. Hersh	Vice President and Treasurer	1998	Principal and Treasurer, Payden & Rygel
David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel
Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report   26

Paydenfunds

333 South Grand Avenue, Los Angeles, California 90071

800 5-PAYDEN   800 572-9336   payden.com

»  PAYDEN/KRAVITZ CASH BALANCE FUND

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)

Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)

Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 15, 2015, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2015, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $621,600 for 2015 and $575,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $113,530 for 2015 and $105,390 for 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $3,500 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal account, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  N/A

(c)  100%

(d)  100%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $113,530 for 2015 and $108,890 for 2014.

(h)

In the fiscal years ended October 31, 2015 and October 31, 2014, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 16, 2015

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	December 16, 2015

* Print the name and title of each signing officer under his or her signature.